The AAL Mutual Funds

October 31, 2002

Semiannual
Report

The AAL Technology Stock Fund
The AAL Aggressive Growth Fund
The AAL Small Cap Stock Fund
The AAL Small Cap Index Fund II
The AAL Small Cap Value Fund
The AAL Mid Cap Stock Fund
The AAL Mid Cap Index Fund II
The AAL International Fund
The AAL Capital Growth Fund
The AAL Large Company Index Fund II
The AAL Equity Income Fund
The AAL Balanced Fund
The AAL High Yield Bond Fund
The AAL Municipal Bond Fund
The AAL Bond Fund
The AAL Money Market Fund

[THE AAL MUTUAL FUNDS LOGO HERE]

Table of Contents

The President's Letter                                          2
The Economy and Markets in Review                               3
The AAL Technology Stock Fund                                   4
The AAL Aggressive Growth Fund                                  6
The AAL Small Cap Stock Fund                                    8
The AAL Small Cap Index Fund II                                10
The AAL Small Cap Value Fund                                   12
The AAL Mid Cap Stock Fund                                     14
The AAL Mid Cap Index Fund II                                  16
The AAL International Fund                                     18
The AAL Capital Growth Fund                                    20
The AAL Large Company Index Fund II                            22
The AAL Equity Income Fund                                     24
The AAL Balanced Fund                                          26
The AAL High Yield Bond Fund                                   28
The AAL Municipal Bond Fund                                    30
The AAL Bond Fund                                              32
The AAL Money Market Fund                                      34
Schedule of Investments                                        36
     The AAL Technology Stock Fund                             36
     The AAL Aggressive Growth Fund                            38
     The AAL Small Cap Stock Fund                              41
     The AAL Small Cap Index Fund II                           44
     The AAL Small Cap Value Fund                              51
     The AAL Mid Cap Stock Fund                                53
     The AAL Mid Cap Index Fund II                             55
     The AAL International Fund                                60
     The AAL Capital Growth Fund                               62
     The AAL Large Company Index Fund II                       64
     The AAL Equity Income Fund                                70
     The AAL Balanced Fund                                     72
     The AAL High Yield Bond Fund                              77
     The AAL Municipal Bond Fund                               82
     The AAL Bond Fund                                         99
     The AAL Money Market Fund                                103
Statement of Asset and Liabilities                            106
Statement of Operations                                       109
Statement of Changes in Net Assets                            112
Notes to Financial Statements                                 115
Financial Highlights                                          128
     The AAL Technology Stock Fund                            128
     The AAL Aggressive Growth Fund                           128
     The AAL Small Cap Stock Fund                             130
     The AAL Small Cap Index Fund II                          130
     The AAL Small Cap Value Fund                             132
     The AAL Mid Cap Stock Fund                               132
     The AAL Mid Cap Index Fund II                            134
     The AAL International Fund                               134
     The AAL Capital Growth Fund                              136
     The AAL Large Company Index Fund II                      136
     The AAL Equity Income Fund                               138
     The AAL Balanced Fund                                    138
     The AAL High Yield Fund                                  140
     The AAL Municipal Bond Fund                              140
     The AAL Bond Fund                                        142
     The AAL Money Market Fund                                142
A Note on Forward-Looking Statements                          144
Directors and Officers of The AAL Mutual Funds                145
Supplements To The Prospectuses                               146

Dear Member:

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We are pleased to provide you with the semiannual report for The AAL Mutual Funds for the six-month period ended October 31, 2002. In this report you will find detailed information about The AAL Mutual Funds, as well as a discussion piece on each Fund from the portfolio manager.

The markets were volatile and challenging over the six-month period as a weak economic recovery, accounting mishaps and global concerns weighed heavily on stock returns. Bonds, in general, benefited from historically low interest rates and high investor interest in the relative safety of fixed-income.

The past three years, with the abrupt shift from bull to bear market, have made for a difficult journey for many investors. With today’s market volatility, we believe adhering to the classic tenets of investing is more and more imperative. It has become virtually impossible to outsmart or time the markets. Stocks performed wonderfully in the 1990‘s but have stumbled in recent years. Bonds brought up the rear in the 1990‘s but are now showing the value of good diversification. The tried and true strategies of asset allocation, portfolio balance and focus on longer term performance have never been more powerful. Such strategies offer a measure of protection in a variety of economic and market climates. Please don’t hesitate to contact your Thrivent Financial associate if you have any questions.

Tremendous progress has taken place in bringing Aid Association for Lutherans and Lutheran Brotherhood together into Thrivent Financial for Lutherans. We are maximizing Thrivent Investment Management’s investment capabilities, with our top money managers responsible for more assets, larger and more specialized security research efforts, and greater economies of scale that should benefit our membership. In addition, the former Lutheran Brotherhood introduces exciting capabilities in more aggressive fixed-income and growth equity investments that provide excellent complement to the former AAL asset management styles.

In the past year, there is no doubt that investor confidence in the financial markets and accounting profession has been shaken. Trust is a precious asset in investing. Trust in the markets. Trust in the U.S. economy. Trust in financial integrity. And, trust in your financial services provider. We value your trust and look forward to continuing to serve your needs as we grow together.

Thank you for turning to us for your financial solutions.

/s/ Pamela J. Moret

Pamela J. Moret
President
The AAL Mutual Funds

Economic and Market Overview

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The financial markets were challenged by a host of factors during the six months ended October 31, 2002-a period that saw only the most defensive investments record positive returns amid an environment of weak economic recovery, corporate mistrust, and mounting geopolitical concerns both at home and abroad. All equity styles and capitalization ranges witnessed losses as the quality of corporate earnings came under increased scrutiny and the U.S. economy moved forward sluggishly. High-quality bonds performed admirably, while high-yield bonds struggled with market illiquidity and low investor interest in assuming any degree of credit risk.

U.S. Economy
Fears of a "double-dip" recession were pervasive throughout the period as the nation's economy grappled with diving consumer sentiment, higher joblessness and a dearth of manufacturing and industrial activity. Consumer spending stayed strong, sparked in part by wave after wave of mortgage re-financings as a result of the lowest interest rate environment in over forty years.

Over the course of the period, the nation's employment picture provided the greatest drag to a strong economic recovery. The jobless rate hit 6% in April, an eight-year high, before turning modestly down through the summer months. The failure of this recovery to create jobs is of chief concern and points to companies still cautious about future business prospects.

Inflation & Monetary Policy
Inflation was not a factor throughout the period, with the exception of a periodic spike in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices while corporate cost-cutting measures and efficiencies led to stronger overall productivity. With inflation tempered, the Federal Reserve felt comfortable further reducing interest rates in order to spark more capital investment. Rock bottom interest rates looked very attractive to homeowners, who continued re-financings at a record clip, and should eventually provide fertile ground for business investment when companies begin spending again.

Equity Performance
In May and June, several high-profile corporate malfeasance stories dominated the headlines and led to investor flight from stocks, culminating in very difficult months in July and September. Industries and companies that operated in a highly leveraged manner suffered the bulk of investors' anger as stock prices plummeted, especially those of telecommunications providers, media and cable companies, and energy trading firms.

Both equity styles-value and growth- provided little shelter for investors over the reporting period. The S&P 500 Index, a broad measure of the largest U.S. companies, shed 17.02% with losses near equally split between its growth and value components. In turning to smaller market capitalizations, medium-sized companies, as measured by the S&P 400 Index, performed similarly, recording a (20.66)% total return. The small-company Russell 2000 Index dropped 26.34%. The technology free fall continued with the tech-heavy NASDAQ Composite down 21.07%.

Fixed-Income Performance
The struggles in the equity markets made the perceived safety of fixed-income instruments exceedingly attractive to market participants. Investment-grade bond prices soared as geopolitical tensions, fears of terrorism, and flight-to-quality seekers poured money into top-quality corporate and U.S. Treasury bonds. Asset- and mortgage-backed bonds basked in this environment of uncertainty as demand for government agency securities sprung from a series of accounting misconducts related to a handful of corporate ledgers. For the period, the Lehman Aggregate Bond Index-a broad barometer of investment-grade bond performance-produced an attractive 5.90% return.

The high-yield market attempted an early 2002 rally as economic conditions and yield spreads looked attractive. But this investor favor was unceremoniously upended in the spring by high-profile accounting scandals and the ensuing rush out of all but the most sound quality credits. High-yield bonds sold off as a result, contributing to the (11.33)% total return of the Lehman High Yield Index.

Outlook
A double-dip recession looks less likely as factors that could lead to the economy's failure to sustain momentum appear largely absent. Corporations, through aggressive cost cutting and leaner inventory build-up, are in much better shape to withstand lower final demand, if this should occur. Business profitability has improved markedly since its recession trough over a year ago. As corporate profitability grows stronger the stage will be set for capital spending expansion and a potential end to lay off notices.

Both monetary and fiscal policies are priming the pump for economic expansion. The 1.75% (subsequently reduced to 1.25%) federal funds rate, which banks charge one another in overnight lending transactions, is roughly equal to the inflation rate. This scenario is often thought of as heralding an accommodative policy setting and should prove favorable for the overall economy. Federal spending is robust and income tax cuts should stimulate demand.

The economy appears to be in a steady, slow growth mode and prospects should improve as more efficient companies begin earning more, investing more and hiring more workers. When these factors reach fruition, higher investment returns typically follow suit.

The AAL Technology Stock Fund

Investment Objective: The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

A Share
Ticker   AATSX
Assets   $25,255,745
NAV      $2.25

B Share
Ticker   BBTSX
Assets   $2,096,760
NAV      $2.20

Institutional Share
Ticker   N/A
Assets   $6,448,911
NAV      $2.32

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Brian J. Flanagan co-manages The AAL Technology Stock Fund. He joined Thrivent Investment Management in 1994 with a bachelor's degree in finance and real estate, and a master's in finance from the University of Wisconsin. He received the Chartered Financial Analyst designation.

James A. Grossman co-manages The AAL Technology Stock Fund. Since joining Thrivent Investment Management in 1996, he served as a securities analyst and has followed selected technology investments for The AAL Mutual Funds. He is a graduate of Elmhurst College, with a bachelor's degree in finance and economics.

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Technology stocks were hit hard during the six months ended October 31, 2002, hurt by slack demand, sluggish capital spending and corporate governance concerns. The AAL Technology Stock Fund finished the reporting period with a (28.57)% total return, while its Lipper, Inc., peer group of science and technology funds earned an average total return of (29.95)%. The Fund's market benchmark, the Goldman Sachs Technology Composite Index, returned (26.86)% during this time.

Market Sentiment Fragile
The early months of the period were marked by a wave of accounting scandals that roiled the financial markets and sent share prices tumbling. While relatively few companies were afflicted with accounting irregularities, stocks sold off broadly through the third quarter. The market for technology issues was further undermined by excess industrial capacity and cutbacks in corporate information technology budgets. In this environment, stocks issued by semiconductor and electronic hardware manufacturers sustained heavy losses, while select consumer software shares performed well by comparison.

Our decision to bring down cash levels early in the reporting period proved detrimental to relative performance, while many of the Fund's Internet and computer hardware holdings also disappointed. We were able to partially offset these losses, however, through strong selection in the consumer software market space and increased exposure to consolidating industries. Our strategy of emphasizing larger-capitalization issues also proved beneficial, as larger companies generally outperformed during the period.

October provided a much-needed reprieve from the previous quarter's malaise, as investors cheered better-than-expected earnings reports and the potential for further monetary easing. Technology shares were further buoyed by signs of increased spending on technology equipment. During October, the Fund's larger-capitalization holdings performed particularly well across a wide array of industries.

Outlook
Over the coming months, we hope to see a trend toward industry consolidation, which would likely have a stabilizing effect on the technology sector. As we have done all year, we will continue to closely monitor corporate profits and company fundamentals, while focusing on industries with rising concentration levels. As part of this process, we anticipate increasing our exposure to larger-capitalization technology issuers, while also monitoring internal trading patterns, which can provide valuable insights into a company's growth prospects.

While it is likely the worst of the recent market downturn is behind us, there are still many uncertainties on the horizon, not the least of which is potential U.S. military action in Iraq. The extent to which geopolitical developments affect the world's financial markets could influence the near-term direction of technology shares. Fortunately, the U.S. economy continues to expand, while many large companies are finally seeing sustained increases in cash flow. Barring any major overseas disruptions, we believe the market for technology stocks offers significant potential in the year to come.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

[INSERT CHART HERE]

Top Industries
Information Technology                  82.2%
Consumer Discretionary                  10.1
Industrials                              2.4
Communication Services                   1.0
Health Care                              0.6

[INSERT CHART HERE]
Portfolio Composition
(% of Portfolio)
Common Stocks                           96.3%
Short-Term Investments                   3.7

Average Annual Total Returns/1/
October 31, 2002
                                                  From
                                                  Inception
         Class A/2/               1 Year          7/1/00
Without sales charge             (35.16)%         (47.30)%
with sales charge                (37.67)%         (48.22)%

                                                  From
                                                  Inception
         Class B/2/               1 Year          7/1/00
Without CDSC                     (35.67)%         (47.81)%
with CDSC                        (38.25)%         (48.48)%

                                                  From
                                                  Inception
  Institutional Class/3/          1 Year          7/1/00
New Asset Value                  (34.09)%         (46.60)%

[INSERT CHART HERE]
Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*

                                  The AAL         Goldman Sachs
                             Technology Stock      Technology       Consumer Price
                                   Fund         Composite Index*       Index**
7/1/00                             9597              10000              10000
07/31/00                           9290               9440              10017
08/31/00                          10960              10668              10029
09/30/00                           9645               8940              10081
10/31/00                           8541               8265              10099
11/30/00                           6142               6372              10104
12/31/00                           6056               5826              10099
01/31/01                           6756               6782              10163
02/28/01                           4770               4902              10203
03/31/01                           3983               4221              10226
04/30/01                           4923               5027              10267
05/31/01                           4702               4827              10313
06/30/01                           4750               4840              10331
07/31/01                           4280               4495              10302
08/31/01                           3704               3910              10302
09/30/01                           2879               3119              10348
10/31/01                           3330               3620              10313
11/30/01                           3848               4237              10296
12/31/01                           3810               4163              10255
01/31/02                           3743               4158              10279
02/28/02                           3196               3603              10319
03/31/02                           3436               3859              10377
04/30/02                           3023               3386              10435
05/31/02                           2860               3248              10435
06/28/02                           2457               2789              10441
07/31/02                           2207               2507              10453
08/30/02                           2150               2474              10488
09/30/02                           1795               2033              10505
10/31/02                           2159               2477              10531

------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the  Goldmans  Sachs  Technology  Composite  Index do not  reflect any such charges.  If you were to  purchase  any of the above  individual  stocks or funds represented in these Indexes,  any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  The  Goldman  Sachs  Technology  Industry  Composite  Index  is a  modified capitalization-weighted  index of selected technology stocks. Data supplied by Goldman Sachs.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than  their  original  cost.  The Fund  primarily  invests  in technology-related industries; as a consequence, the Fund may be subject to greater  price  volatility  than a  fund  investing  in a  broad  range  of industries.  At various times, the Fund's adviser waived its management fee and/or  reimbursed  Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Aggressive Growth Fund

Investment Objective: The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks

A Share
Ticker   AAAGX
Assets   $30,007,869
NAV      $3.66

B Share
Ticker   BBAGX
Assets   $3,021,998
NAV      $3.57

Institutional Share
Ticker   N/A
Assets   $6,127,770
NAV      $3.76

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Scott A. Vergin is a Chartered Financial Analyst and portfolio manager for The AAL Aggressive Growth Fund. He has managed the Fund since September 2002. He has managed securities for Thrivent Investment Management since 1984.

A weak economic recovery, the shadow of terrorism, geopolitical unrest, and shaky corporate profitability teamed to waylay large-company growth shares for the six-month period ended October 31, 2002. Over this same period, the AAL Aggressive Growth Fund recorded a (19.21)% total return, while the Fund's Lipper, Inc. peer group of similar large-cap growth funds, posted a (18.35)% total return. The S&P 500 Index returned (17.02)% over the identical time period.

Weak Economic Recovery and Earnings Concerns
After a strong recovery in the fourth quarter of last year and early in 2002, large-company growth stocks appeared poised for further gains. Two factors largely were behind the market's failure to rally-a general lack of faith in corporate earnings in the wake of a string of high profile accounting scandals and a much weaker-than-expected economic recovery.

Both factors figured in the Fund's relative underperformance. In response to the strong fourth quarter 2001 and with economic data looking to be on the mend, we decreased our cash position to take advantage of attractive stock valuations in the technology and cyclical areas as a stronger economic recovery appeared forthcoming. After a strong opening couple of months in 2002, the market turned down again as several headline accounting improprieties came to light that turned investors away from growth stocks and to the relative safety of U.S. Treasurys and the money market. The Fund was impacted by the slew of accounting worries in the cable and media industries as investors sold off these holdings in response to their relatively high short-term debt loads and concerns over financial statement believability. Our overweight positions in the technology and telecommunications areas hurt performance, as well as, the significant declines in valuations for holdings in the cable and media area as the well-publicized Adelphia failure spooked investment across the sector.

Late in the period, the Fund benefited from larger positions in the more defensive health care and consumer products sectors and spending remained relatively strong and investors sought a degree of safety. The strong performance the Fund delivered in August and September was also boosted by underweight position in the earnings-challenged semiconductors and software industries.

Outlook
We feel that much has changed since the stock market registered, what look now to be, lows in July. This probable market bottom was retested in early October before a strong rally ensued. In all likelihood, a key factor that contributed to the Fund's underperformance will be the same that propels it forward-a low cash position. The Fund is fully invested and has been an early beneficiary of the more vibrant economic and corporate profits news since early October as stocks have rallied sharply.

Going forward, we will train a close eye on the consumer in terms of overall confidence and spending levels. The American consumer has held strong through economic thick and thin and remains critical to a continuing recovery. We see opportunity for more robust corporate earnings in the 4th quarter of 2002 and the 1st quarter of 2003 as so many firms have addressed operating expenses and cost-cutting measures during the sustained downturn. Leaner companies will be better positioned for acceleration in profitability with these higher earnings eventually translating to market gains for growth stock investors

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Health Care                           21.7%
Consumer Discretionary                18.8
Information Technology                18.6
Financials                            18.4
Industrials                            8.4
Consumer Staples                       6.7
Energy                                 4.3
Materials                              0.8
Communication Services                 0.7

Portfolio Composition
[INSERT CHART HERE]
(% of Portfolio)
Common Stocks                         98.4%
Short - Term Investments               1.6

Average Annual Total Returns/1/
October 31, 2002
                                                From
                                                Inception
         Class A/2/               1-Year        7/1/00
Without sales charge             (24.22)%       (35.05)%
With sales charge                (27.24)%       (36.19)%

                                                 From
                                                 Inception
         Class B/2/              1-Year          7/1/00
Without CDSC                     (24.84)%       (35.74)%
With CDSC                        (27.85)%       (36.58)%

                                                 From
                                                 Inception
     Institutional Class/3/      1-Year          7/1/00
Net Asset Value                  (23.11)%       (34.30)%

Value of a $10,000 Investment
[INSERT CHART HERE]
In Class A Shares - Including 4% Sales Charge*

                       The AAL
                     Aggressive        S&P 500      Consumer Price
                     Growth Fund       Index*          Index**
07/01/00                 9597            10000          10000
07/31/00                 9203             9743          10017
08/31/00                 9731            10348          10029
09/30/00                 9213             9802          10081
10/31/00                 8800             9761          10099
11/30/00                 7438             8991          10104
12/31/00                 7409             9035          10099
01/31/01                 7745             9356          10163
02/28/01                 6296             8503          10203
03/31/01                 5643             7964          10226
04/30/01                 6430             8583          10267
05/31/01                 6248             8640          10313
06/30/01                 5998             8430          10331
07/31/01                 5691             8347          10302
08/31/01                 5096             7825          10302
09/30/01                 4578             7193          10348
10/31/01                 4635             7330          10313
11/30/01                 4933             7892          10296
12/31/01                 5010             7961          10255
01/31/02                 4846             7845          10279
02/28/02                 4530             7694          10319
03/31/02                 4731             7983          10377
04/30/02                 4347             7499          10435
05/31/02                 4261             7444          10435
06/28/02                 3810             6914          10441
07/31/02                 3484             6375          10453
08/30/02                 3503             6417          10488
09/30/02                 3244             5720          10505
10/31/02                 3512             6223          10531

------------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P 500 index do not reflect any such charges.  If you were to purchase any of the above individual  stocks or funds  represented in these Indexes, any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market  as a  whole.  "S&P  500(r)  " is a  trademark  of  The  McGraw-Hill
     Companies,  Inc.  and has been  licensed for use by AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard &
     Poor's make no  representation  regarding the  advisability of investing in the product. It is not possible to invest directly in the Index.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Small Cap Stock Fund

Investment Objective: The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

A Share
Ticker   AASMX
Assets   $266,698,153
NAV      $11.17

B Share
Ticker   BBSMX
Assets   $23,247,592
NAV      $10.55

Institutional Share
Ticker   N/A
Assets   $5,446,000
NAV      $11.54

[PHOTO OMITTED HERE]

Kevin A. Schmitting is portfolio manager of The AAL Small Cap Stock Fund. He brings more than 20 years of investment experience to Thrivent Investment Management. He has a master's degree in business administration from the University of Minnesota and is a Chartered Financial Analyst.

Mirroring broader market trends, small-cap stocks gave ground during the six months ended October 31, 2002, a period marked by high levels of investor unease and emotional trading. For the period, the AAL Small Cap Stock Fund generated a (24.63)% total return, while its Lipper, Inc., peer group of small-capitalization core funds returned an average of (24.06)%. The Fund's market benchmark, the S&P SmallCap 600 Index, notched a (23.65)% total return during this time.

Defensive Stocks Outperform
Small-company growth stocks traded lower early in the period, weighed down by poor corporate earnings projections and a bias toward defensive market sectors. Technology stocks sustained the heaviest losses through July, while shares issued by restaurants and home builders flourished on the strength of low interest rates and strong consumer spending. Early on, our overweight position in technology stocks, coupled with less-than-optimal exposure to the best-performing defensive sectors, hurt the Fund's relative performance.

During the third quarter, both growth and value stocks sold off broadly on continued earnings concerns and revelations of corporate malfeasance. While much of the uproar centered on large, multinational corporations, small-cap stocks were eventually caught in the undertow, dragging valuations sharply lower. During this time, we kept cash levels low, while maintaining a more aggressive stance than our peers, which generally worked against us. However, we were able to help stem losses by remaining diversified across a broad range of industries and assuming a bottom-up investment approach, stressing companies with stable patterns of cash flow.

In October, stocks rallied on expectations of monetary easing and mildly improved earnings guidance. Our earlier decision to trim defensive positions and selectively increase our holdings in semiconductor-equipment and telecommunications firms proved beneficial in this environment, and helped shore up the Fund's relative performance.

Outlook
While current market conditions are anything but secure, we believe the worst of the recent bear market is now behind us, which should bode well for investors in small-company stocks. Small-cap valuations have reached a three-year nadir, and should eventually rise as corporate earnings improve. Many technology stocks, in particular, have reached oversold levels, and could be poised for a rebound as companies begin spending on capital equipment. When this trend will finally take hold is difficult to ascertain, however, given slimmed down corporate budgets and limited earnings visibility.

Going forward, we are likely to structure the Fund more aggressively should the economy continue to expand and market conditions stabilize. Over the coming year, we believe companies in growth industries will offer the best opportunity for gains, while select energy providers should also benefit if energy consumption increases and supply remains tight. Regardless of market conditions, we will continue to seek out well-run small companies with better-than-average prospects for steady cash flow.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Consumer Discretionary              21.7%
Industrials                         18.3
Information Technology              16.9
Financials                          12.5
Health Care                         10.8
Energy                               7.7
Materials                            4.3
Utilities                            4.1
Consumer Staples                     1.6

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                    97.9%
Short - Term Investments         2.1

Average Annual Total Returns/1/
October 31, 2002
                                                        From
                                                           Inception
    Class A/2/             1-Year          5-Year          7/1/96
without sales charge       (12.12)%        1.21%            6.20%
with sales charge          (15.63)%        0.39%            5.52%

                                                        From
                                                           Inception
        Class B/2/         1-Year          5-Year          1/8/97
without CDSC               (13.03)%        0.19%            3.45%
with CDSC                  (16.50)%        0.19%            3.45%

                                                         From
                                                            Inception
  Institutional Class/3/   1-Year          5-Year           12/29/97
Net Asset Value            (11.64)%          N/A            3.17%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                       The AAL Small    S&P SmallCap 600    Consumer Price
                       Cap Stock Fund        Index*             Index**
7/1/96                      9597             10000              10000
07/31/96                    9165              9242              10019
08/31/96                   10317              9812              10038
09/30/96                   10787             10243              10070
10/31/96                   10441             10172              10102
11/30/96                   10681             10700              10121
12/31/96                   11008             10826              10121
01/31/97                   11047             11006              10153
02/28/97                   10566             10778              10185
03/31/97                    9888             10225              10211
04/30/97                    9671             10350              10223
05/31/97                   11146             11566              10217
06/30/97                   11912             12077              10230
07/31/97                   12453             12836              10243
08/31/97                   12836             13159              10262
09/30/97                   13790             14029              10287
10/31/97                   13229             13424              10313
11/30/97                   13102             13326              10306
12/31/97                   12863             13595              10294
01/31/98                   12646             13330              10313
02/28/98                   13701             14544              10332
03/31/98                   14146             15099              10351
04/30/98                   14311             15188              10370
05/31/98                   13215             14384              10389
06/30/98                   13236             14427              10402
07/31/98                   12481             13323              10415
08/31/98                    9648             10751              10428
09/30/98                   10413             11410              10440
10/31/98                   10950             11940              10466
11/30/98                   11778             12612              10466
12/31/98                   12543             13418              10459
01/31/99                   12618             13249              10485
02/28/99                   11351             12055              10498
03/31/99                   11138             12211              10530
04/30/99                   11596             13017              10606
05/31/99                   11830             13334              10606
06/30/99                   12309             14093              10606
07/31/99                   12490             13969              10638
08/31/99                   11915             13354              10664
09/30/99                   11915             13411              10715
10/31/99                   11851             13377              10734
11/30/99                   12746             13936              10740
12/31/99                   14194             15082              10740
01/31/00                   13587             14615              10766
02/28/00                   15684             16572              10830
03/31/00                   15876             15959              10919
04/30/00                   15546             15686              10925
05/31/00                   15440             15221              10932
06/30/00                   16536             16121              10996
07/31/00                   15599             15725              11015
08/31/00                   17303             17119              11027
09/30/00                   17292             16653              11085
10/31/00                   16898             16757              11104
11/30/00                   15035             15012              11110
12/31/00                   16728             16862              11104
01/31/01                   17729             17585              11174
02/28/01                   16541             16512              11219
03/31/01                   15490             15754              11244
04/30/01                   16753             16955              11289
05/31/01                   17266             17279              11340
06/30/01                   17789             17913              11359
07/31/01                   17512             17613              11327
08/31/01                   17072             17212              11327
09/30/01                   14858             14885              11378
10/31/01                   15990             15679              11340
11/30/01                   17072             16826              11321
12/31/01                   18242             17964              11276
01/31/02                   18191             18121              11302
02/28/02                   17500             17809              11347
03/31/02                   18682             19216              11410
04/30/02                   18644             19759              11474
05/31/02                   18053             18941              11474
06/28/02                   16896             17962              11481
07/31/02                   14631             15425              11493
08/30/02                   14669             15571              11532
09/30/02                   13662             14618              11551
10/31/02                   14052             15085              11580

------------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P SmallCap 600 Index do not reflect any such charges.  If you were to purchase any of the above individual  stocks or funds  represented in these
     Indexes, any charges you would pay would reduce your total return as well.
**   An  unmanaged   index   comprised  of  600  stocks  designed  to  represent
     performance  of the  small-cap  segment of the U.S.  equity  markets.  "S&P
     SmallCap 600 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by AAL. The product is not  sponsored,  endorsed,
     or  promoted  by  Standard  &  Poor's  and   Standard  &  Poor's  makes  no
     representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Small Cap Index Fund II

Investment Objective: The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P SmallCap 600 Index by investing primarily in common stocks of the Index.

A Share
Ticker   AALSX
Assets   $18,825,778
NAV      $8.65

B Share
Ticker   N/A
Assets   $1,931,845
NAV      $8.49

[PHOTO OMITTED HERE]

Kevin R. Brimmer is portfolio manager for The AAL Small Cap Index Fund, The AAL Mid Cap Index Fund and The AAL Large Company Index Fund. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

It was a very difficult period for stock investors over the six-month period ended October 31, 2002. The AAL Small Cap Index Fund II returned (23.81)%, while the Fund's index benchmark, the S&P SmallCap 600 Index, posted a total return of (23.65)% for the same period. The difference in return between the Fund and the Index is primarily the result of expenses, transaction costs and small weighting variances between the Fund and the Index. Expenses currently represent the majority of the return differential between the Fund and the S&P SmallCap 600 Index.

Small-capitalization stocks under-performed mid- and large-cap stocks for the period. For the six months, large-cap stocks returned (17.02)%, and mid-cap stocks returned (20.66)%. There were very few pockets of strength for equity investors. All small-cap sectors had negative returns but the worst performing sectors were materials, information technology, and telecommunication services. The telecommunication services sector lost almost half of its value for the reporting period.

Investor enthusiasm for small-company stocks was tempered by the slow pace of economic growth, weak corporate profitability, allegations of wrongdoing by a handful of corporate executives, and periodic threats of terrorism and war with Iraq.

As an index portfolio, the Fund does not make active decisions regarding sector weightings or individual security holdings. The goal of the Fund is to duplicate the performance of the S&P SmallCap 600 Index. To do this, we utilize a full replication strategy for the Fund; in other words, all 600 securities are purchased in approximately the same weight as in the Index. Fund performance will be impacted by transaction fees and expenses, whereas the Index has no costs associated with it.

As the Fund grows in size, expenses and transaction costs will have less of an impact on performance, as they will be spread across a larger asset base. A larger fund will also be able to match the characteristics of the Index more closely. In terms of cash, the Fund maintains a low level of cash (less than 2%) at all times; however, even a small amount of cash can result in some tracking variance from the index.

The past two years have been very difficult for investors and we thank you for your loyalty and trust. After such a precipitous decline in stock prices it is only natural to question one's commitment to equities as part of a well-balanced portfolio. With company earnings picking up and the U.S. economy still growing, an allocation to small-company stocks could serve investors well over the longer term.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Consumer Discretionary                  20.4%
Industrials                             20.1
Financials                              13.7
Information Technology                  13.4
Health Care                             12.5
Energy                                   6.2
Materials                                4.4
Utilities                                4.2
Consumer Staples                         3.3
Communication Services                   0.2

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                       98.4%
Short - Term Investments             1.6

Average Annual Total Returns/1/
October 31, 2002
                                                 From
                                              Inception
         Class A/2/             1-Year          7/1/00
without sales charge            (4.90)%         (5.10)%
with sales charge               (8.69)%         (6.77)%

                                                 From
                                              Inception
         Class B/2/             1-Year          7/1/00
without CDSC                    (5.62)%         (5.85)%
with CDSC                       (9.37)%         (7.05)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                     The AAL Small   S&P SmallCap     Consumer
                    Cap Index Fund    600 Index*       Price
                          II                          Index**
7/1/00                    9597            10000          10000
07/31/00                  9203             9637          10017
08/31/00                 10010            10491          10029
09/30/00                  9722            10206          10081
10/31/00                  9770            10269          10099
11/30/00                  8743             9200          10104
12/31/00                  9783            10334          10099
01/31/01                 10152            10777          10163
02/28/01                  9511            10119          10203
03/31/01                  9065             9655          10226
04/30/01                  9734            10391          10267
05/31/01                  9899            10590          10313
06/30/01                 10241            10978          10331
07/31/01                 10055            10794          10302
08/31/01                  9821            10548          10302
09/30/01                  8503             9122          10348
10/31/01                  8933             9609          10313
11/30/01                  9557            10312          10296
12/31/01                 10192            11009          10255
01/31/02                 10260            11105          10279
02/28/02                 10085            10914          10319
03/31/02                 10856            11777          10377
04/30/02                 11149            12109          10435
05/31/02                 10670            11608          10435
06/28/02                 10105            11008          10441
07/31/02                  8691             9453          10453
08/30/02                  8779             9543          10488
09/30/02                  8239             8959          10505
10/31/02                  8495             9245          10531

---------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P SmallCap 600 Index do not reflect any such charges.  If you were to purchase any of the above individual  stocks or funds  represented in these
     Indexes, any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  An  unmanaged   index   comprised  of  600  stocks  designed  to  represent
     performance  of the  small-cap  segment of the U.S.  equity  markets.  "S&P
     SmallCap 600 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by AAL. The product is not  sponsored,  endorsed,
     or  promoted  by  Standard  &  Poor's  and   Standard  &  Poor's  makes  no
     representation  regarding the advisability of investing in the product.  It is not possible to invest directly in the Index. Index funds are subject to the same  market  risks  associated  with the  stocks  in their  respective indexes.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL Small Cap Value Fund

Investment Objective: The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stock and securities convertible into small company common stocks.

A Share
Ticker   AALVX
Assets   $24,591,803
NAV      $8.63

B Share
Ticker   N/A
Assets   $2,362,071
NAV      $8.56

Institutional Share
Ticker   N/A
Assets   $2,632,754
NAV      $8.72

[PHOTO OMITTED HERE]

Christopher Serra is the portfolio manager of The AAL Small Cap Value Fund. Prior to becoming portfolio manager, he had served as the assistant portfolio manager for The AAL Small Cap Fund and as a senior equity analyst. He joined Thrivent Investment Management in 1998. He has a bachelor's degree in economics from Lawrence University and is a Chartered Financial Analyst.

Challenging market conditions drove small-cap value stock returns into negative territory during the six-month period ended October 31, 2002. The AAL Small Cap Value Fund returned (25.43)% during this time, while its Lipper, Inc., peer group of small-capitalization value funds averaged a (22.70)% total return. The Fund's market benchmark, the S&P 600/Barra Value Index, returned (27.37)% over the course of the reporting period.

Choppy Trading Patterns
Small-cap value stocks delivered modest returns early in the period, aided by the stable performance of energy and financial stocks, along with minimal exposure to the volatile technology sector. We were able to bolster the Fund's relative returns in May and June by focusing on economically cyclical stocks, including consumer staples, financials and industrials.

The third quarter proved more trying, however, with shrinking liquidity and deteriorating market sentiment wreaking havoc on stocks of nearly every kind. During this time, investors increasingly traded on emotion and negativity, rather than on company fundamentals. Hurt by an overweighting in technology shares and disappointing individual stock performance, the Fund lagged its peers during much of the third quarter. By focusing on established, high-quality companies with steady cash flow, we were able to stabilize returns and better perform against our benchmark index late in the quarter.

Small-cap value stocks rallied in October, fueled by better-than-anticipated third quarter earnings and hopes for further cuts in short-term interest rates. During the month, our overweight positions in consumer discretionary, energy and financial stocks helped the Fund recoup some of its earlier losses, while our decision to bring down cash levels in August and September also proved timely.

Outlook
During the fourth quarter, market conditions have improved measurably, which can be at least partly attributed to stronger underlying business fundamentals. As a result of cost-cutting initiatives, many small companies now have cleaner balance sheets and leaner cost structures, which should ultimately bode well for equity valuations. Going forward, capital spending will likely be key to the performance of small-cap value stocks. While the pace of business investment may differ across industries, small-company investors should eventually see benefits as companies ramp up spending levels.

Given current market trends, we believe the Fund will require little in the way of major structural changes over the coming months. Nonetheless, we will make modest adjustments to its asset mix as conditions dictate. One area that bears close watching is the energy sector, where production cutbacks among natural gas providers may provide attractive investment opportunities-particularly if demand increases. As the economy expands, we will also place special emphasis on companies best-suited to benefit from a cyclical economic recovery.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Industrials                      23.1
Consumer Discretionary           19.7
Financials                       18.3
Information Technology           13.0
Energy                           10.2
Materials                         5.3
Health Care                       3.1
Utilities                         2.0
Consumer Staples                  1.8

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                     96.5%
Short - Term Investments           3.5

Average Annual Total Returns/1/
October 31, 2002
                                                From Inception
          Class A/2/               1-Year           7/17/01
without sales charge              (8.26)%           (10.33)%
with sales charge                 (11.89)%          (13.14)%

                                                From Inception
          Class B/2/               1-Year           7/17/01
without CDSC                      (8.91)%           (10.89)%
with CDSC                         (12.53)%          (13.65)%

                                                From Inception
   Institutional Class I/3/        1-Year           7/17/01
Net Asset Value                   (7.51)%           (9.61)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                            The AAL Small    S&P 600/Barra   Consumer Price
                           Cap Value Fund    Value Index*        Index**
7/17/01                          9600            10000            10000
07/31/01                         9821            10023             9972
08/31/01                         9677             9862             9972
09/30/01                         8573             8450            10017
10/31/01                         9091             8837             9983
11/30/01                         9494             9544             9966
12/31/01                        10234            10233             9927
01/31/02                        10522            10424             9949
02/28/02                        10406            10379             9989
03/31/02                        11126            11281            10045
04/30/02                        11184            11743            10101
05/31/02                        10944            11298            10101
06/28/02                        10447            10792            10107
07/31/02                         8929             9038            10118
08/30/02                         8881             9026            10152
09/30/02                         8272             8362            10169
10/31/02                         8340             8529            10194

--------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P 600/Barra Value Index do not reflect any such charges.  If you were to purchase  any of the above  individual  stocks or funds  represented  in these Indexes,  any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  The S&P SmallCap 600/Barra Value Index is a  capitalization-weighted  index that  comprises  all of the stocks in the S&P  SmallCap 600 Index that have low price-to-book ratios.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Mid Cap Stock Fund

Investment Objective: The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

A Share
Ticker   AASCX
Assets   $666,135,855
NAV      $10.46

B Share
Ticker   BBSCX
Assets   $24,644,536
NAV      $9.76

Institutional Share
Ticker   N/A
Assets   $20,036,716
NAV      $10.74

[PHOTO OMITTED HERE]

Michael R. Hochholzer manages The AAL Mid Cap Stock Fund. He joined Thrivent Investment Management in 1989. He is a graduate of the University of Wisconsin-Oshkosh and received his MBA from the University of Chicago. He is also a Chartered Financial Analyst.

Mid-cap core stocks retreated during the six months ended October 31, 2002, weighed down by accounting-related issues and corporate earnings concerns. For the period, The AAL Mid Cap Stock Fund earned a (19.60)% total return, while its Lipper, Inc., peer group of mid-cap core funds averaged a (20.83)% total return. The Fund's market benchmark, the S&P MidCap 400 Index, returned (20.66)% over this time.

Market Malaise Spreads
The reporting period began on the heels of robust economic growth during the first calendar quarter of 2002. Despite continued economic firming, however, corporate earnings generally disappointed in the second and third quarters, while the looming specter of accounting scandals further spooked market participants. Mid-cap shares were not immune from these disturbances-particularly growth stocks with a higher perceived risk potential. In May and June, technology, energy and consumer discretionary stocks endured the heaviest selling, while smaller-capitalization shares lagged larger-company issues.

As the period progressed, both growth- and value-oriented shares sold off sharply, as investors struggled to remain optimistic amid lackluster earnings reports, headline-grabbing accounting woes continued terrorist threats. Following a turbulent third quarter, mid-cap stocks rallied in October on hopes of lower interest rates and more realistic earnings expectations.

While a number of our energy, utility and computer hardware holdings performed poorly through September, we were able to cushion the Fund by means of diversification and prudent stock selection-particularly within the financial and consumer software market spaces. Specifically, we targeted medium-sized banks with minimal exposure to the volatile capital markets, along with consumer-oriented software providers, such as Intuit and Electronic Arts, with relatively little dependence on corporate budgets. (Please see the Schedule of Investments for more information about the Fund's holdings.) In October, many of the Fund's other technology holdings posted solid gains, as well.

Outlook
While the past six months have proved challenging for equity investors, many U.S. companies have emerged from the tumult with less debt, reduced inventory and improved financial reporting procedures. As such, mid-cap issuers are now better-positioned to profit from top-line revenue increases, while investors should benefit from new policies aimed at increasing corporate accountability. In addition, with equity valuations trading at lower levels, the potential for prolonged market volatility has been reduced.

These are exciting times for mid-cap investors. Over the past year, many firms once regarded as large-company stalwarts have seen their market capitalizations shrink to levels traditionally associated with mid-cap stocks. This trend has provided mid-cap investors with newfound access to established, larger names. Over the coming year, we will attempt to leverage these conditions by focusing on high-quality companies across a broad range of industries. As the economy gradually regains its footing, we believe established firms with strong management teams and solid growth prospects will ultimately prove to be market leaders.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Financials                              21.8
Consumer Discretionary                  17.1
Health Care                             12.2
Information Technology                  11.9
Industrials                             10.7
Energy                                   9.0
Utilities                                6.2
Materials                                4.3
Consumer Staples                         3.2
Communication Services                   0.4

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                           96.8%
Short - Term Investments                 3.2

Average Annual Total Returns/1/
October 31, 2002
                                                                  From
                                                               Inception
         Class A/2/               1-Year          5-Year        6/30/93
without sales charge             (9.67)%           0.26%          7.34%
with sales charge                (13.27)%          (0.56)%        6.87%

                                                                  From
                                                               Inception
         Class B/2/               1-Year          5-Year         1/8/97
without CDSC                     (10.54)%          (0.87)%        1.97%
with CDSC                        (14.12)%          (0.87)%        1.97%

                                                                  From
                                                               Inception
   Institutional Class/3/         1-Year          5-Year        12/29/97
Net Asset Value                  (9.14)%               N/A        1.38%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                           The AAL Mid    S&P MidCap 400      Consumer
                         Cap Stock Fund       Index*       Price Index**
06/30/93                      9597            10000            10000
07/31/93                      9491             9981            10000
08/31/93                      9923            10393            10028
09/30/93                     10393            10503            10048
10/31/93                     10269            10537            10090
11/30/93                      9942            10304            10097
12/31/93                     10422            10782            10097
01/31/94                     10758            11033            10125
02/28/94                     10787            10876            10159
03/31/94                     10019            10373            10194
04/30/94                      9962            10450            10208
05/31/94                      9405            10351            10215
06/30/94                      8599             9994            10249
07/31/94                      8637            10333            10277
08/31/94                      9443            10874            10319
09/30/94                      9511            10671            10346
10/31/94                      9933            10788            10353
11/30/94                      9578            10301            10367
12/31/94                      9923            10396            10367
01/31/95                      9520            10504            10409
02/28/95                     10010            11055            10450
03/31/95                     10509            11247            10485
04/30/95                     10480            11473            10519
05/31/95                     10614            11749            10540
06/30/95                     11631            12228            10561
07/31/95                     12812            12866            10561
08/31/95                     12735            13104            10589
09/30/95                     13522            13421            10609
10/31/95                     13743            13076            10644
11/30/95                     14309            13647            10637
12/31/95                     14338            13613            10630
01/31/96                     14299            13810            10693
02/28/96                     14981            14280            10727
03/31/96                     15096            14451            10783
04/30/96                     16411            14892            10824
05/31/96                     17025            15094            10845
06/30/96                     15950            14867            10852
07/31/96                     14060            13861            10873
08/31/96                     15029            14661            10893
09/30/96                     15825            15300            10928
10/31/96                     15010            15344            10963
11/30/96                     15797            16209            10983
12/31/96                     15592            16227            10983
01/31/97                     16154            16836            11018
02/28/97                     15603            16698            11053
03/31/97                     14455            15986            11080
04/30/97                     14593            16400            11094
05/31/97                     16154            17834            11087
06/30/97                     16843            18335            11101
07/31/97                     17934            20151            11115
08/31/97                     17968            20126            11136
09/30/97                     19289            21283            11163
10/31/97                     18359            20357            11191
11/30/97                     18267            20659            11184
12/31/97                     18404            21460            11170
01/31/98                     17972            21052            11191
02/28/98                     19280            22796            11212
03/31/98                     20080            23824            11233
04/30/98                     20233            24259            11253
05/31/98                     19051            23167            11274
06/30/98                     19420            23314            11288
07/31/98                     18213            22410            11302
08/31/98                     14187            18238            11316
09/30/98                     15292            19941            11330
10/31/98                     16270            21723            11357
11/30/98                     17172            22807            11357
12/31/98                     18786            25563            11350
01/31/99                     18732            24568            11378
02/28/99                     17669            23281            11392
03/31/99                     18140            23932            11427
04/30/99                     18692            25819            11510
05/31/99                     19392            25931            11510
06/30/99                     20468            27320            11510
07/31/99                     20226            26739            11544
08/31/99                     19540            25823            11572
09/30/99                     19109            25025            11627
10/31/99                     19863            26301            11648
11/30/99                     20683            27681            11655
12/31/99                     22229            29326            11655
01/31/00                     21262            28501            11683
02/28/00                     23537            30495            11752
03/31/00                     24476            33047            11849
04/30/00                     23793            31893            11856
05/31/00                     23466            31495            11863
06/30/00                     24945            31958            11932
07/31/00                     24774            32463            11953
08/31/00                     27789            36087            11967
09/30/00                     28003            35840            12029
10/31/00                     26794            34625            12050
11/30/00                     23807            32011            12057
12/31/00                     26680            34460            12050
01/31/01                     26437            35227            12126
02/28/01                     24774            33217            12175
03/31/01                     22678            30747            12202
04/30/01                     25519            34139            12251
05/31/01                     25762            34935            12306
06/30/01                     25443            34793            12327
07/31/01                     24003            34275            12292
08/31/01                     22616            33154            12292
09/30/01                     19807            29030            12348
10/31/01                     20589            30314            12306
11/30/01                     21425            32569            12285
12/31/01                     22296            34251            12237
01/31/02                     21905            34074            12265
02/28/02                     21816            34116            12313
03/31/02                     23274            36554            12382
04/30/02                     23131            36383            12452
05/31/02                     22918            35770            12452
06/28/02                     21158            33152            12458
07/31/02                     19238            29940            12472
08/30/02                     19184            30091            12514
09/30/02                     17798            27668            12535
10/31/02                     18598            28866            12566

-----------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P MidCap 400 Index do not  reflect any such  charges.  If you were to purchase any of the above individual  stocks or funds  represented in these
     Indexes, any charges you would pay would reduce your total return as well.
**   An  unmanaged   index   comprised  of  400  stocks  designed  to  represent
     performance of the mid-cap segment of the U.S. equity markets.  "S&P MidCap
     400 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by AAL. The product is not  sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's make no  representation regarding the advisability of investing in the product.  It is not possible to invest directly in the Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Mid Cap Index Fund II

Investment Objective: The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index by investing primarily in common stocks comprising the Index.

A Share
Ticker   AAMIX
Assets   $26,925,187
NAV      $8.46

B Share
Ticker   N/A
Assets   $2,489,401
NAV      $8.28

[PHOTO OMITTED HERE]

Kevin R. Brimmer is portfolio manager for The AAL Small Cap Index Fund, The AAL Mid Cap Index Fund and The AAL Large Company Index Fund. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

Very slow economic growth and continued investor avoidance of equity risk led to poor stock market returns for the six-moth period ended October 31, 2002. Medium-sized companies were by no means immune to the weak economic conditions as The AAL MidCap Index Fund II returned (21.01)% for the period. For the same time period, the S&P MidCap 400 Index returned (20.66)%. The difference in returns is the result of expenses, transaction costs, and small variances in weightings between the Fund and the Index.

Mid-cap stock prices were buffeted by investors unease with both the state of the economic recovery and the geopolitical picture with terrorism threats and the potential for war with Iraq. There were no economic sectors with positive returns. The sectors with the worst returns were the industrials, information technology, and telecommunication services sectors, with telecommunication services losing over 40% of it's value in the last six months.

As an index portfolio, The AAL Mid Cap Index Fund II does not make active allocation decisions based on our outlook for the market. The Fund is passively managed with the primary goal of replicating the S&P MidCap 400 Index - purchasing all 400 securities in proportions as close as practical to those of the Index. Differences in performance between the Fund and the Index are the result of management fees, costs for transactions, the small amount of cash held by the Fund, and minor variances in the proportion of each security relative to the Index. As always, it is our objective to minimize the impact of the various factors that can create a "tracking error" relative to the Index, thereby tying performance of the Fund as close to the Index as possible. The causes of variance in performance (relative to the Index) will have less of an impact as the portfolio grows in size.

Investor confidence in mid-cap stock investing should rise in the face of better economic news on consumer spending, unemployment and overall economic growth. Corporate profitability is improving and companies are leaner on the expense side than they have been in many years. Mid-cap companies should prove intriguing with their typical blend of potential earnings growth and measure of stability in being better established than their small-cap brethren. The past couple of years have been trying for investors and we appreciate your loyalty and trust. We feel that stock prices are attractive and that longer-term investors will eventually be rewarded for their patience and adherence to a well-thought out overall investment strategy.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Financials                              18.9
Consumer Discretionary                  16.7
Health Care                             13.5
Industrials                             12.2
Information Technology                  12.2
Energy                                   7.4
Utilities                                7.2
Consumer Staples                         5.7
Materials                                4.8
Communication Services                   0.6

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                           99.5%
Short - Term Investments                 0.5

Average Annual Total Returns/1/
October 31, 2002
                                                     From
                                                  Inception
          Class A/2/               1-Year           7/1/00
without sales charge              (6.00)%           (6.67)%
with sales charge                 (9.79)%           (8.30)%

                                                     From
                                                  Inception
          Class B/2/               1-Year           7/1/00
without CDSC                      (6.86)%           (7.52)%
with CDSC                         (10.57)%          (8.72)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                    The AAL Mid Cap    S&P MidCap 400       Consumer Price
                    Index Fund II      Index*               Index**
7/1/00                    9597              10000                10000
07/31/00                  9520               9958                10017
08/31/00                 10566              11070                10029
09/30/00                 10461              10994                10081
10/31/00                 10067              10621                10099
11/30/00                  9290               9819                10104
12/31/00                 10032              10571                10099
01/31/01                 10215              10806                10163
02/28/01                  9618              10189                10203
03/31/01                  8896               9432                10226
04/30/01                  9859              10472                10267
05/31/01                 10080              10716                10313
06/30/01                 10022              10673                10331
07/31/01                  9849              10514                10302
08/31/01                  9522              10170                10302
09/30/01                  8347               8905                10348
10/31/01                  8694               9299                10313
11/30/01                  9320               9990                10296
12/31/01                  9796              10507                10255
01/31/02                  9728              10452                10279
02/28/02                  9728              10465                10319
03/31/02                 10414              11213                10377
04/30/02                 10346              11161                10435
05/31/02                 10163              10972                10435
06/28/02                  9419              10169                10441
07/31/02                  8501               9184                10453
08/30/02                  8540               9230                10488
09/30/02                  7844               8487                10505
10/31/02                  8173               8855                10531

--------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P MidCap 400 Index do not  reflect any such  charges.  If you were to purchase any of the above individual  stocks or funds  represented in these
     Indexes, any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  An  unmanaged   index   comprised  of  400  stocks  designed  to  represent
     performance of the mid cap segment of the U.S. equity markets.  "S&P MidCap
     400 Index" is a trademark of The McGraw-Hill  Companies,  Inc. and has been licensed for use by AAL. The product is not  sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard & Poor's make no  representation regarding the advisability of investing in the product.  It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL International Fund

Investment Objective: The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

A Share
Ticker   AAITX
Assets   $136,688,633
NAV      $6.91

B Share
Ticker   BBITX
Assets   $7,314,498
NAV      $6.77

Institutional Share
Ticker   N/A
Assets   $2,975,791
NAV      $6.98

[PHOTO OMITTED HERE]

Kathleen Harris co-manages The AAL International Fund. She is employed by Oechsle International Advisors LLC, sub-adviser to the Fund. She received an MBA in finance from the University of Chicago Graduate School of Business and she is a Chartered Financial Analyst.

L. Sean Roche co-manages The AAL International Fund. He is employed by Oechsle International Advisors LLC, sub-adviser to the Fund. He has more than 23 years of international investment experience. He holds a bachelor's degree in economics from the London School of Economics.

[PHOTO OMITTED HERE]

International stocks fell for the six-month period ended October 31, 2002, on fears of a renewed recession and rumors of problems in Europe's financial system. In this problematic environment, The AAL International Fund returned (19.84)% while its benchmark, the Morgan Stanley EAFE Index fell (17.76)% over the identical period.

Stocks Struggle Worldwide
Receding hopes of an economic recovery battered corporate equities as investors fled for the perceived safety of fixed-income securities. A review of country and sector performance highlights how poor a time it was for international equities. All major markets exhibited negative returns with Germany losing over a third of its market capitalization while Japan was down 17%. Sector returns were equally dismal with both information technology and financials losing more than 20% as consumer staples lost approximately 10% of their market value.

Two factors accounted primarily for the Fund's under-performance. First, the overweight in the broad consumer discretionary sector subtracted value from the portfolio. Companies such as Accor SA, the French hotelier; Philips Electronics, the Dutch consumer electronics company; and Valeo SA, the French auto parts company all underperformed as investors grew wary in anticipating a moderate economic rebound in coming quarters.

The Fund's Japanese holdings were a second major contributor to under-performance. While the Japanese market outperformed the index in the quarter and your weight was only slightly below benchmark, stock selection in the Japanese market proved problematic. Once again, Japanese banks and financials led the market as the globally competitive exporters such as Rohm under-performed. We believe that any government-led bailout of the financial system will likely significantly dilute or entirely wipeout current equity holders of certain banks. This is not a risk that we wish to take. Rather, any recovery in either the Japanese or global economy is likely to benefit the high quality, globally competitive companies owned in your portfolio.

Outlook
In October we have already seen some sharp recoveries in international equity markets, with particularly pronounced rebounds among some of the major casualties of recent months. While it would be premature to declare a turning point, there is at least mounting evidence that investors have already priced in unduly pessimistic expectations for many companies. Our focus remains on identifying companies with unanticipated earnings prospects. We believe that the environment that has unfolded provides an opportunity to uncover quality companies with solid earnings potential. As investors look beyond short-term uncertainties such companies offer substantial upside.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Countries
[INSERT CHART HERE]
United Kingdom               24.4
Japan                        18.7
France                       18.4
Netherlands                  11.1
Italy                         7.0
South Korea                   4.0
Switzerland                   3.0
Germany                       2.7
Hong Kong                     2.6
Australia                     1.7

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                         96.6%
Short - Term Fixed Income              3.4

Average Annual Total Returns/1/
October 31, 2002
                                                             From Inception
         Class A/2/              1-Year          5-Year          8/1/95
Without sales charge             (14.17)%         (5.94)%       (1.87)%
with sales charge                (17.60)%         (6.72)%       (2.42)%

                                                             From Inception
         Class B/2/              1-Year          5-Year          1/8/97
Without CDSC                     (15.16)%         (6.99)%       (5.38)%
with CDSC                        (18.55)%         (6.99)%       (5.38)%

                                                             From Inception
   Institutional Class/3/        1-Year          5-Year         12/29/97
Net Asset Value                  (13.49)%            N/A        (5.57)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                              The AAL
                           International                      Consumer Price
                               Fund           EAFE Index*         Index**
8/1/95                          9597              10000            10000
08/31/95                        9616               9619            10026
09/30/95                        9578               9806            10046
10/31/95                        9559               9543            10079
11/30/95                        9559               9808            10072
12/31/95                        9736              10203            10066
01/31/96                       10149              10245            10125
02/28/96                       10111              10280            10157
03/31/96                       10265              10498            10210
04/30/96                       10659              10804            10249
05/31/96                       10601              10605            10269
06/30/96                       10649              10664            10275
07/31/96                       10293              10353            10295
08/31/96                       10322              10375            10315
09/30/96                       10515              10651            10348
10/31/96                       10611              10542            10380
11/30/96                       10986              10961            10400
12/31/96                       10924              10820            10400
01/31/97                       11123              10442            10433
02/28/97                       11372              10613            10466
03/31/97                       11352              10651            10492
04/30/97                       11333              10708            10505
05/31/97                       11851              11404            10498
06/30/97                       12210              12033            10511
07/31/97                       12289              12228            10525
08/31/97                       11891              11315            10544
09/30/97                       12060              11949            10571
10/31/97                       11372              11030            10597
11/30/97                       11183              10918            10590
12/31/97                       11030              11013            10577
01/31/98                       11325              11517            10597
02/28/98                       11728              12255            10616
03/31/98                       12088              12633            10636
04/30/98                       12165              12733            10656
05/31/98                       12285              12671            10675
06/30/98                       12132              12767            10689
07/31/98                       12012              12896            10702
08/31/98                       10976              11299            10715
09/30/98                       10615              10952            10728
10/31/98                       11172              12094            10754
11/30/98                       11772              12714            10754
12/31/98                       12250              13215            10748
01/31/99                       12765              13176            10774
02/28/99                       12330              12862            10787
03/31/99                       12525              13399            10820
04/30/99                       12994              13942            10898
05/31/99                       12548              13224            10898
06/30/99                       12914              13739            10898
07/31/99                       13269              14148            10931
08/31/99                       13647              14199            10957
09/30/99                       13865              14342            11010
10/31/99                       14380              14880            11030
11/30/99                       15170              15397            11036
12/31/99                       17109              16778            11036
01/31/00                       16467              15712            11062
02/28/00                       17658              16135            11128
03/31/00                       17601              16761            11220
04/30/00                       16101              15879            11226
05/31/00                       15563              15491            11233
06/30/00                       16307              16097            11298
07/31/00                       15654              15422            11318
08/31/00                       15952              15556            11331
09/30/00                       15002              14798            11390
10/31/00                       14441              14449            11410
11/30/00                       13685              13907            11416
12/31/00                       14008              14401            11410
01/31/01                       14151              14394            11482
02/28/01                       12884              13315            11528
03/31/01                       11904              12427            11554
04/30/01                       12621              13291            11600
05/31/01                       12072              12822            11652
06/30/01                       11570              12297            11672
07/31/01                       11283              12074            11639
08/31/01                       10733              11768            11639
09/30/01                        9526              10576            11692
10/31/01                        9753              10847            11652
11/30/01                       10243              11246            11633
12/31/01                       10321              11313            11587
01/31/02                        9788              10712            11613
02/28/02                       10006              10787            11659
03/31/02                       10467              11371            11725
04/30/02                       10442              11446            11790
05/31/02                       10418              11602            11790
06/28/02                        9994              11121            11797
07/31/02                        8940              12227            11810
08/30/02                        8819              12169            11849
09/30/02                        7898              10845            11869
10/31/02                        8371              11429            11899

------------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the  MSCI  EAFE  Index do not  reflect  any  such  charges.  If you were to purchase any of the above individual  stocks or funds  represented in these
     Indexes, any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  The MSCI  EAFE  Index(r)  is an  unmanaged  market  capitalization-weighted equity index composed of a sample of companies representative of the market structure in 20 countries.  Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Capital Growth Fund

Investment Objective: The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

A Share
Ticker   AALGX
Assets   $2,692,518,237
NAV      $24.62

B Share
Ticker   BBLGX
Assets   $91,101,750
NAV      $23.55

Institutional Share
Ticker   IILGX
Assets   $55,604,477
NAV      $24.68

[PHOTO OMITTED HERE]

Frederick L. Plautz is the lead portfolio manager for equity assets in the large-cap core investment style. He is the senior portfolio manager for The AAL Capital Growth Fund. He is also co-manager of The AAL Balanced Fund. Mr. Plautz has 21 years of investment industry experience, and is a graduate of the University of Wisconsin, where he earned his master's degree in finance.

Large-company growth stock valuations trended lower over the six-month period ended October 31, 2002, despite outpacing value-oriented issues during much of this time. The AAL Capital Growth Fund finished the reporting period with a (17.42)% total return, while its Lipper, Inc., peer group of large-capitalization core funds averaged a (17.47)% total return. The Fund's market benchmark, the large-company S&P 500 Index, posted a (17.02)% total return over this time.

Earnings Estimates Disappoint
Growth stocks stalled early in the period, with energy and utility shares leading the market lower in May and June. As the period progressed, selling pressure intensified, fueled by downcast earnings estimate revisions and corporate governance concerns. As a result, both growth and value shares came under heavy pressure in the third quarter, offering investors limited opportunity for refuge.

Within the technology sector, shares of semiconductor and computer equipment manufacturers suffered the heaviest losses, while issuers less dependent on business spending, such as consumer software providers, generally fared better. Across many industries, limited internal trading among key management personnel underscored poor earnings visibility. Stocks recovered broadly in October, however, amid hopes of lower interest rates and increased prospects for fiscal support following the November elections.

While a number of the Fund's health care and financial holdings delivered disappointing returns during the period, we were able to bolster relative performance by investing across a broad array of industries, while underweighting the struggling utility and technology sectors. In addition, we increased our focus on companies with large market capitalizations, which generally outperformed their smaller competitors. As a result, we were able to keep the Fund's performance in-line with its peer group throughout much of the reporting period.

Outlook
Despite recent market turbulence, we believe the long-term outlook for large-company growth stocks is constructive. The increased likelihood of permanent tax cuts in 2003 should bode well for equity investors, while rising productivity and fewer unemployment claims hint at continued economic recovery. The extent to which the expanding economy can stimulate corporate earnings growth will likely be key to the performance of large-company growth stocks over the coming year.

As always, we will keep close watch over earnings estimate revisions, as well as internal trading activity among corporate executives. While we believe a number of market segments are well-positioned for growth, we are particularly bullish on the energy sector. Given the limited supply of harvested natural gas and chances for U.S. military action in Iraq, we believe select energy stocks could see healthy gains over the coming year. Through careful stock selection, we believe these types of issues will provide added value to our existing base of diversified equity holdings.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Consumer Discretionary              19.0
Financials                          18.1
Health Care                         13.0
Information Technology              11.9
Consumer Staples                    11.5
Energy                              11.1
Industrials                          9.9
Communication Services               1.9
Utilities                            0.5
Materials                            0.2

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                       97.1%
Short - Term Investments             2.9

Average Annual Total Returns/1/
October 31, 2002
                                                                              From
                                                                           Inception
         Class A/2/               1-Year         5-Year       10-Year       7/16/87
Without sales charge             (15.54)%          2.47%        9.09%         9.20%
with sales charge                (18.92)%          1.64%        8.65%         8.90%

                                                                              From
                                                                           Inception
         Class B/2/               1-Year         5-Year       10-Year        1/8/97
Without CDSC                     (16.37)%          1.43%           N/A        4.80%
with CDSC                        (19.72)%          1.43%           N/A        4.80%

                                                                              From
                                                                           Inception
   Institutional Class/3/         1-Year         5-Year       10-Year       12/29/97
Net Asset Value                  (15.17)%             N/A          N/A        1.75%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                        The AAL
                    Capital Growth                      Consumer
                         Fund        S&P 500 Index*   Price Index**
10/31/92                 9600            10000            10000
11/30/92                 9806            10341            10014
12/31/92                 9810            10467            10007
01/31/93                 9642            10555            10056
02/28/93                 9911            10699            10092
03/31/93                10025            10924            10127
04/30/93                 9965            10660            10155
05/31/93                10119            10946            10169
06/30/93                10086            10978            10183
07/31/93                 9999            10934            10183
08/31/93                10284            11348            10212
09/30/93                10169            11261            10233
10/31/93                10420            11494            10275
11/30/93                10325            11385            10282
12/31/93                10404            11522            10282
01/31/94                10480            11914            10310
02/28/94                10212            11591            10346
03/31/94                 9827            11085            10381
04/30/94                 9964            11228            10395
05/31/94                 9978            11412            10402
06/30/94                 9760            11132            10437
07/31/94                 9997            11498            10465
08/31/94                10282            11969            10508
09/30/94                10143            11676            10536
10/31/94                10393            11939            10543
11/30/94                10080            11504            10557
12/31/94                10261            11675            10557
01/31/95                10518            11977            10599
02/28/95                10862            12444            10642
03/31/95                11052            12811            10677
04/30/95                11396            13189            10712
05/31/95                11792            13716            10733
06/30/95                11944            14034            10755
07/31/95                12349            14500            10755
08/31/95                12298            14536            10783
09/30/95                12880            15150            10804
10/31/95                12814            15096            10839
11/30/95                13294            15758            10832
12/31/95                13442            16062            10825
01/31/96                13999            16608            10889
02/28/96                14022            16762            10924
03/31/96                13999            16924            10980
04/30/96                14343            17173            11023
05/31/96                14655            17616            11044
06/30/96                14644            17683            11051
07/31/96                13985            16902            11072
08/31/96                14276            17259            11093
09/30/96                15296            18230            11128
10/31/96                15480            18733            11164
11/30/96                16706            20149            11185
12/31/96                16406            19749            11185
01/31/97                17467            20983            11220
02/28/97                17290            21148            11255
03/31/97                16462            20279            11284
04/30/97                17290            21490            11298
05/31/97                18449            22798            11291
06/30/97                19283            23819            11305
07/31/97                20677            25715            11319
08/31/97                19661            24274            11340
09/30/97                20516            25604            11368
10/31/97                20290            24748            11396
11/30/97                21217            25894            11389
12/31/97                21913            26339            11375
01/31/98                21972            26630            11396
02/28/98                23708            28550            11417
03/31/98                24694            30012            11439
04/30/98                24981            30314            11460
05/31/98                24248            29793            11481
06/30/98                25782            31004            11495
07/31/98                25445            30673            11509
08/31/98                21580            26239            11523
09/30/98                23040            27919            11537
10/31/98                24846            30190            11566
11/30/98                26238            32020            11566
12/31/98                28090            33865            11559
01/31/99                29463            35281            11587
02/28/99                28854            34185            11601
03/31/99                29884            35553            11636
04/30/99                30776            36930            11721
05/31/99                30218            36058            11721
06/30/99                31822            38059            11721
07/31/99                31023            36871            11756
08/31/99                30259            36688            11784
09/30/99                29941            35683            11841
10/31/99                31994            37941            11862
11/30/99                32723            38712            11869
12/31/99                34442            40992            11869
01/31/00                32685            38933            11897
02/28/00                31615            38196            11968
03/31/00                34598            41932            12066
04/30/00                33633            40671            12073
05/31/00                33676            39836            12080
06/30/00                34654            40818            12151
07/31/00                34027            40180            12172
08/31/00                35499            42676            12186
09/30/00                34131            40423            12250
10/31/00                34750            40252            12271
11/30/00                33208            37078            12278
12/31/00                34066            37260            12271
01/31/01                33816            38582            12348
02/28/01                32132            35064            12398
03/31/01                30540            32842            12426
04/30/01                32224            35395            12475
05/31/01                31956            35632            12532
06/30/01                30697            34764            12553
07/31/01                30086            34422            12518
08/31/01                28189            32268            12518
09/30/01                26264            29662            12574
10/31/01                27023            30228            12532
11/30/01                28744            32546            12511
12/31/01                29236            32831            12461
01/31/02                28791            32352            12489
02/28/02                28234            31729            12539
03/31/02                29292            32922            12609
04/30/02                27687            30926            12670
05/31/02                27529            30698            12670
06/28/02                25426            28511            12677
07/31/02                23448            26289            12691
08/30/02                23541            26462            12733
09/30/02                20922            23589            12754
10/31/02                22863            25663            12786

--------------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P 500 Index do not reflect any such charges.  If you were to purchase any of the above individual  stocks or funds  represented in these Indexes, any charges you would pay would reduce your total return as well.
**   An  unmanaged  index  comprised of 500 stocks  representative  of the stock market  as  a  whole.  "S&P  500(r)"  is a  trademark  of  The  McGraw-Hill
     Companies,  Inc.  and has been  licensed for use by AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard &
     Poor's make no  representation  regarding the  advisability of investing in the product. It is not possible to invest directly in the Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Large Company
Index Fund II

Investment Objective: The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500 Index by investing primarily in common stocks comprising the Index.

A Share
Ticker   AALCX
Assets   $28,515,720
NAV      $6.07

B Share
Ticker   N/A
Assets   $2,677,351
NAV      $5.94

[PHOTO OMITTED HERE]

Kevin R. Brimmer is the portfolio manager for The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II and The AAL Large Company Index Fund II. He holds a bachelor's degree in actuarial science and statistics and an MBA, both from Drake University.

It was a difficult six-month period ended October 31, 2002 for equity investors as The AAL Large Company Index Fund II returned (17.08)% versus a return for the S&P 500 Index of (17.02)% over this time period. The difference in performance was primarily a result of the expenses charged to the Fund that are not applicable to the Index.

Large-company stocks with their more complex balance sheets and overall business mix were punished in the wake of a string of accounting scandals this summer on top of an already troubled economic environment. The months of June and July saw negative returns, with only slightly positive returns in August. September brought another substantial decrease, while October brought a rally from the lows. The S&P 500 performance reflected continued concerns regarding the economy and whether the economic slowdown will worsen. Stocks in every economic sector showed negative returns for the six-month period. Information technology and utilities stocks lead on the downside with losses of over 20% and 30%, respectively, for the period

The AAL Large Company Index Fund II, as an index portfolio, is managed with a passive approach, meaning there is no active stock selection process. The objective of the Fund is to duplicate the performance of the S&P 500 Index, in order to provide broad exposure to large capitalization stocks across various economic sectors. This is done by purchasing all 500 securities in the Index to mirror the composition of the Index as closely as possible, while at the same time trying to keep transaction costs at a minimum.

Variances in performance relative to the Index are a function of fund expenses, transaction fees, and minor differences in portfolio composition relative to that of the Index. All of these causes of variation in performance will have less of an impact as the portfolio grows in size.

The U.S. economy is showing signs of improvement and corporate profits have gained a degree of momentum in the 3rd quarter of 2002. It is quite possible that the market put in a bottom in July, re-tested it in October and that stocks are now poised for gains.

The past couple of years have been trying for investors and we appreciate your loyalty and trust. We feel that stock prices are attractive and that longer-term investors will eventually be rewarded for their patience and adherence to a well-thought out overall investment strategy.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Financials                               20.4
Health Care                              14.7
Information Technology                   14.0
Consumer Discretionary                   13.4
Industrials                              11.3
Consumer Staples                          9.8
Energy                                    5.7
Communication Services                    4.3
Materials                                 2.6
Utilities                                 2.6

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                          98.8%
Short - Term Investments                1.2

Average Annual Total Returns/1/
October 31, 2002
                                                     From
                                                  Inception
           Class A/2/               1-Year          7/1/00
without sales charge                (15.69)%        (19.30)%
with sales charge                   (19.07)%        (20.71)%

                                                     From
                                                  Inception
           Class B/2/               1-Year          7/1/00
without CDSC                        (16.57)%        (20.04)%
with CDSC                           (19.91)%        (21.08)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                        The AAL Large
                        Company Index      S&P 500      Consumer Price
                           Fund II         Index*          Index**
7/1/00                       9597           10000          10000
07/31/00                     9415            9743          10017
08/31/00                     9981           10348          10029
09/30/00                     9443            9802          10081
10/31/00                     9367            9761          10099
11/30/00                     8608            8991          10104
12/31/00                     8647            9035          10099
01/31/01                     8916            9356          10163
02/28/01                     8090            8503          10203
03/31/01                     7572            7964          10226
04/30/01                     8148            8583          10267
05/31/01                     8186            8640          10313
06/30/01                     7975            8430          10331
07/31/01                     7889            8347          10302
08/31/01                     7390            7825          10302
09/30/01                     6795            7193          10348
10/31/01                     6910            7330          10313
11/30/01                     7418            7892          10296
12/31/01                     7476            7961          10255
01/31/02                     7361            7845          10279
02/28/02                     7217            7694          10319
03/31/02                     7476            7983          10377
04/30/02                     7025            7499          10435
05/31/02                     6958            7444          10435
06/28/02                     6459            6914          10441
07/31/02                     5969            6375          10453
08/30/02                     6008            6417          10488
09/30/02                     5365            5720          10505
10/31/02                     5825            6223          10531

------------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P 500 Index do not reflect any such charges.  If you were to purchase any of the above individual  stocks or funds  represented in these Indexes, any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  An  unmanaged  index  comprised of 500 stocks  representative  of the stock market  as  a  whole.  "S&P  500(r)"  is a  trademark  of  The  McGraw-Hill
     Companies,  Inc.  and has been  licensed for use by AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard &
     Poor's make no  representation  regarding the  advisability of investing in the  product.  It is not  possible to invest  directly in the Index.  Index funds are subject to the same market  risks  associated  with the stocks in their respective indexes.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.

The AAL Equity Income Fund

Investment Objective: The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

A Share
Ticker   AAUTX
Assets   $220,091,690
NAV      $10.00

B Share
Ticker   BBEIX
Assets   $9,094,230
NAV      $9.98

Institutional Share
Ticker   N/A
Assets   $7,484,783
NAV      $10.01

[PHOTO OMITTED HERE]

Lewis A. Bohannon is the lead portfolio manager for equity assets managed in the large-cap value investment style. He is the senior portfolio manager for The AAL Equity Income Fund. He has more than 22 years of experience in equity research. He holds a bachelor's degree in social psychology from Harvard University and master's degrees in special education and finance from Northeastern University and the University of Virginia, respectively. He is a Chartered Financial Analyst.

After several years of outpacing growth stocks, value stocks delivered disappointing returns over the six-month period ended October 31, 2002. Hurt by a small number of underperforming holdings late in the period, the AAL Equity Income Fund finished with a (22.04)% total return, while its Lipper, Inc., peer group of equity income funds averaged a (17.95)% total return. The Fund's market benchmark, the S&P 500/Barra Value Index, generated a (18.95)% total return during this time.

October Proves Haunting
The early months of the reporting period were reflective of long-standing market trends, with value stocks outperforming growth issues in May and June. During this time, the Fund's best performers were primarily defensive financial and industrial stocks, which helped it keep pace with its peers.

July ushered in the largest quarterly market decline since 1987. Conflicting messages about the economy, a morose earnings environment and disruptions overseas conspired to drive both growth and value stock valuations sharply lower. Although the U.S. economy continued to expand during the third quarter, market participants paid little heed, trading instead on negative market psychology. Throughout this downturn, we were able to buffer the Fund by underweighting telecommunications stocks and staying clear of the hardest-hit technology issues. In fact, strong stock selection within the technology sector was the primary driver behind our strong competitive position through September.

October was one of strongest months of 2002 for the broader market, but proved disappointing for the Fund's shareholders. In fact, October alone accounted for over two-thirds of the Fund's underperformance. While many of our holdings posted gains during the month, a relatively small, diversified cluster of defensive stocks and REITs sustained enough losses to pull the Fund's cumulative six-month returns sharply lower. While it is rare for such a broad cross-section of issuers to underperform at the same time, this is ultimately what transpired in October.

Outlook
Stronger market returns in the fourth quarter support evidence of a moderate, yet encouraging, rebound in corporate earnings. To what extent this momentum carries into the new year could hinge heavily on fourth quarter earnings pre-announcements. Given the relatively slow pace of corporate earnings growth, however, along with traditionally light holiday trading volume, it would not be surprising to see stocks trend sideways over the near-term.

Going forward, we foresee trimming the Fund's exposure to defensive sectors that have seen significant run-ups in value in 2002, including health care and consumer staples. Conversely, we believe many technology stocks now offer significant upside potential-particularly those that have been battered in spite of sound fundamentals. While we anticipate selectively increasing our technology allocation over the coming months, we will place particular emphasis on larger-company names within consolidating industries. Across all sectors, we intend to focus on high-quality, dividend-paying stocks that are best-positioned to benefit from an expanding U.S. economy.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Financials                         26.4
Consumer Discretionary             12.3
Health Care                        10.2
Energy                              8.9
Industrials                         8.7
Consumer Staples                    7.8
Information Technology              7.2
Communication Services              5.3
Materials                           4.8
Utilities                           2.9

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                      94.5%
Short - Term Investments            5.5

Average Annual Total Returns/1/
October 31, 2002
                                                                From Inception
          Class A/2/              1-Year           5-Year           3/18/94
without sales charge              (18.10)%         (0.06)%         3.88%
with sales charge                 (21.36)%         (0.88)%         3.39%

                                                                From Inception
          Class B/2/              1-Year           5-Year           1/8/97
without CDSC                      (18.92)%         (1.05)%         0.92%
with CDSC                         (22.16)%         (1.05)%         0.92%

                                                                From Inception
    Institutional Class/3/        1-Year           5-Year          12/29/97
Net Asset Value                   (17.74)%            N/A          (1.50)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                         The AAL Equity     S&P 500/Barra     CPI Index***
                           Income Fund     Value Index **
3/18/94                       9,597           10,000             10,000
03/31/94                      9,520            9,444             10,034
04/30/94                      9,549            9,643             10,048
05/31/94                      9,338            9,803             10,055
06/30/94                      9,117            9,532             10,089
07/31/94                      9,378            9,854             10,116
08/31/94                      9,388           10,133             10,157
09/30/94                      9,127            9,776             10,184
10/31/94                      9,224            9,989             10,191
11/30/94                      9,088            9,584             10,205
12/31/94                      8,912            9,702             10,205
01/31/95                      9,286            9,964             10,245
02/28/95                      9,276           10,351             10,286
03/31/95                      9,207           10,637             10,320
04/30/95                      9,406           10,987             10,354
05/31/95                      9,883           11,475             10,375
06/30/95                      9,952           11,563             10,395
07/31/95                     10,063           11,961             10,395
08/31/95                     10,103           12,063             10,423
09/30/95                     10,693           12,483             10,443
10/31/95                     10,835           12,288             10,477
11/30/95                     10,986           12,932             10,470
12/31/95                     11,511           13,291             10,464
01/31/96                     11,735           13,689             10,525
02/28/96                     11,461           13,817             10,559
03/31/96                     11,359           14,141             10,613
04/30/96                     11,184           14,285             10,654
05/31/96                     11,215           14,500             10,675
06/30/96                     11,595           14,430             10,682
07/31/96                     11,047           13,821             10,702
08/31/96                     11,036           14,203             10,723
09/30/96                     11,067           14,811             10,757
10/31/96                     11,496           15,313             10,791
11/30/96                     11,924           16,484             10,811
12/31/96                     12,065           16,215             10,811
01/31/97                     12,191           16,963             10,845
02/28/97                     12,265           17,086             10,879
03/31/97                     11,896           16,501             10,907
04/30/97                     12,066           17,119             10,920
05/31/97                     12,726           18,193             10,913
06/30/97                     13,114           18,888             10,927
07/31/97                     13,361           20,399             10,941
08/31/97                     12,835           19,478             10,961
09/30/97                     13,511           20,620             10,988
10/31/97                     13,371           19,862             11,016
11/30/97                     14,104           20,619             11,009
12/31/97                     14,764           21,077             10,995
01/31/98                     14,640           20,817             11,016
02/28/98                     15,348           22,378             11,036
03/31/98                     16,108           23,512             11,057
04/30/98                     16,119           23,790             11,077
05/31/98                     15,871           23,455             11,097
06/30/98                     16,216           23,633             11,111
07/31/98                     15,911           23,120             11,125
08/31/98                     13,685           19,402             11,138
09/30/98                     14,539           20,581             11,152
10/31/98                     15,446           22,193             11,179
11/30/98                     16,024           23,349             11,179
12/31/98                     16,726           24,169             11,172
01/31/99                     16,810           24,658             11,200
02/28/99                     16,557           24,127             11,213
03/31/99                     16,765           24,858             11,247
04/30/99                     17,745           27,001             11,329
05/31/99                     17,527           26,524             11,329
06/30/99                     18,067           27,543             11,329
07/31/99                     17,546           26,696             11,363
08/31/99                     17,025           26,020             11,391
09/30/99                     16,653           25,001             11,445
10/31/99                     17,091           26,413             11,466
11/30/99                     17,066           26,258             11,472
12/31/99                     17,409           27,245             11,472
01/31/00                     16,873           26,378             11,500
02/28/00                     16,654           24,730             11,568
03/31/00                     17,908           27,308             11,663
04/30/00                     17,603           27,125             11,670
05/31/00                     17,933           27,210             11,677
06/30/00                     17,330           26,135             11,745
07/31/00                     17,404           26,658             11,766
08/31/00                     18,434           28,446             11,779
09/30/00                     18,571           28,439             11,841
10/31/00                     18,596           28,970             11,861
11/30/00                     17,919           27,487             11,868
12/31/00                     19,065           28,902             11,861
01/31/01                     19,182           30,122             11,936
02/28/01                     18,765           28,126             11,984
03/31/01                     18,049           27,015             12,011
04/30/01                     19,056           28,848             12,059
05/31/01                     19,226           29,150             12,113
06/30/01                     18,148           28,206             12,134
07/31/01                     17,990           27,718             12,100
08/31/01                     17,254           26,116             12,100
09/30/01                     16,027           23,635             12,154
10/31/01                     16,278           23,635             12,113
11/30/01                     17,189           25,135             12,093
12/31/01                     17,513           25,517             12,045
01/31/02                     17,117           24,817             12,072
02/28/02                     16,865           24,595             12,120
03/31/02                     17,657           25,855             12,188
04/30/02                     17,100           24,560             12,256
05/31/02                     17,074           24,658             12,256
06/28/02                     15,935           23,104             12,263
07/31/02                     14,593           20,606             12,277
08/30/02                     14,659           20,748             12,318
09/30/02                     13,145           18,380             12,338
10/31/02                     13,331           19,905             12,369

-----------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the S&P 500/Barra Value Index do not reflect any such charges.  If you were to purchase  any of the above  individual  stocks or funds  represented  in these Indexes,  any charges you would pay would reduce your total return as well.
**   An  unmanaged   capitalization   weighted  index  composed  of  the  lowest
     price-to-book  securities in the S&P 500 Index.  The S&P 500/Barra Index is
     designed   so  that   approximately   one-half   of  the  S&P  500   market
     capitalization  is characterized as "value" and the other half as "growth."
     It is not possible to invest  directly in either Index.  The composition of the S&P 500/Barra  Value Index serves as a better  reflection of the Fund's current investment strategy than does the S&P 500.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Balanced Fund

Investment Objective: The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

A Share
Ticker   AABFX
Assets   $269,204,175
NAV      $10.43

B Share
Ticker   BBBFX
Assets   $20,173,653
NAV      $10.38

Institutional Share
Ticker   N/A
Assets   $3,962,222
NAV      $10.42

[PHOTO OMITTED HERE]

Frederick L. Plautz is the lead portfolio manager for equity assets in the large-cap core investment style. He is the senior portfolio co-manager for The AAL Balanced Fund. He is also manager of The AAL Capital Growth Fund. Mr. Plautz has 21 years of investment industry experience and is a graduate of the University of Wisconsin, where he earned his master's degree in finance.

Alan D. Onstad is co-manager of The AAL Balanced Fund and The AAL Bond Fund. He has also managed The AAL Money Market Fund. He possesses a bachelor's degree in economics from Concordia College in Moorhead, Minnesota. He has earned the Chartered Financial Analyst designation.

[PHOTO OMITTED HERE]

The importance of diversification was again in evidence over the six-months ended October 31, 2002, as stock returns disappointed and high-quality bonds performed well. For the identical period, The AAL Balanced Fund, with a mix of both large-company stocks and high-quality bonds registered a (8.45)% return. The S&P 500 Index, a broad large-company barometer, returned (17.02)% over the six-months, while the Lehman Aggregate Bond Index posted a 5.90% total return.

Environment Difficult for Stocks
Growth stocks stalled early in the period, with energy and utility shares leading the market lower in May and June. As the period progressed, selling pressure intensified, fueled by downcast earnings estimate revisions and corporate governance concerns. As a result, both growth and value shares came under heavy pressure in the third quarter, offering investors limited opportunity for refuge.

While a number of the Fund's health care and financial holdings delivered disappointing returns during the period, we were able to bolster relative performance by investing across a broad array of industries, while underweighting the struggling utility and technology sectors. In addition, we increased our focus on companies with large market capitalizations, which generally outperformed their smaller competitors.

Bonds Benefit from Volatility
Investment-grade bond returns were heavily influenced by stock market volatility during the reporting period, although this trend was less pronounced in May and June, when corporate bonds outperformed. As the period progressed, investors grew increasingly risk averse, flocking to safe-haven assets, such as U.S. Treasuries, mortgage- and asset-backed bonds and agency credits, while largely shunning corporates.

Early on, we maintained an overweight position in corporate issues, which helped bolster returns in May, but hurt relative performance in June and July. As demand for higher-quality credits increased during the third quarter, we trimmed our corporate allocation to market-neutral levels, while increasing our weighting in U.S. Treasury bonds. This strategy helped the fixed-income portion of the Fund outpace its peer group by a healthy margin in August and September.

Outlook
Despite recent market turbulence, we believe the long-term outlook for large-company growth stocks is constructive. The increased likelihood of permanent tax cuts in 2003 should bode well for equity investors, while rising productivity and fewer unemployment claims hint at continued economic recovery. To what extent the expanding economy can stimulate corporate earnings growth will likely be key to the performance of large-company growth stocks over the coming year.

Looking ahead, we are cautiously optimistic about the near-term prospects for investment-grade bonds. While it remains to be seen how quickly companies can return to profitability, there is enough evidence to suggest that company fundamentals are improving, which should boost the long-term performance of corporate bonds. Market conditions remain fragile, however, and the long-term outlook for fixed-income investors is murky at best. Any number of factors could alter the investment landscape, including economic uncertainty, stock market volatility and potential U.S. military action in Iraq.

As always, a well-diversified portfolio has historically been the best course of action. The Fund will continue to offer a broad range of large-company stocks and high-quality fixed-income instruments in an effort to weather a variety of market conditions.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Financials                              14.5
Consumer Discretionary                  10.3
Industrials                              7.2
Health Care                              7.1
Information Technology                   6.8
Energy                                   6.6
Consumer Staples                         6.2
Commercial Mortgage                      4.1
Utilities                                2.5
Communication Services                   2.1

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Common Stocks                           52.9%
Long - Term Fixed Income                34.2
Short - Term Investments                12.9

Average Annual Total Returns/1/
October 31, 2002
                                            From Inception
         Class A/2/              1-Year         12/29/97
without sales charge             (7.73)%        3.21%
with sales charge                (11.41)%       2.33%

                                            From Inception
         Class B/2/              1-Year         12/29/97
without CDSC                     (8.42)%        2.28%
with CDSC                        (12.04)%       2.09%

                                            From Inception
   Institutional Class/3/        1-Year         12/29/97
Institutional                    (7.35)%        3.54%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]
                                                          Lehman         Consumer
                        The AAL          S&P 500      Aggregate Bond      Price
                     Balanced Fund       Index**         Index***       Index****
12/29/97                  9,597            10,000         10,000            10,000
12/31/97                  9,597            10,180         10,008             9,988
01/31/98                  9,655            10,293         10,136            10,006
02/28/98                 10,086            11,035         10,129            10,025
03/31/98                 10,333            11,599         10,164            10,043
04/30/98                 10,400            11,716         10,217            10,062
05/31/98                 10,256            11,515         10,314            10,080
06/30/98                 10,665            11,982         10,401            10,093
07/31/98                 10,588            11,855         10,423            10,105
08/31/98                  9,718            10,143         10,593            10,118
09/30/98                 10,180            10,793         10,841            10,130
10/31/98                 10,578            11,670         10,783            10,155
11/30/98                 10,889            12,377         10,845            10,155
12/31/98                 11,328            13,090         10,877            10,149
01/31/99                 11,660            13,637         10,955            10,173
02/28/99                 11,445            13,213         10,764            10,186
03/31/99                 11,698            13,742         10,823            10,217
04/30/99                 11,903            14,274         10,858            10,291
05/31/99                 11,727            13,937         10,762            10,291
06/30/99                 12,013            14,710         10,728            10,291
07/31/99                 11,836            14,251         10,683            10,322
08/31/99                 11,678            14,180         10,677            10,347
09/30/99                 11,667            13,792         10,801            10,396
10/31/99                 12,094            14,664         10,841            10,415
11/30/99                 12,252            14,963         10,840            10,421
12/31/99                 12,570            15,844         10,788            10,421
01/31/00                 12,211            15,048         10,753            10,446
02/28/00                 12,062            14,763         10,883            10,508
03/31/00                 12,683            16,207         11,026            10,594
04/30/00                 12,472            15,720         10,994            10,601
05/31/00                 12,462            15,397         10,989            10,607
06/30/00                 12,747            15,777         11,218            10,669
07/31/00                 12,676            15,530         11,320            10,687
08/31/00                 13,011            16,494         11,484            10,700
09/30/00                 12,788            15,624         11,556            10,755
10/31/00                 12,941            15,558         11,633            10,774
11/30/00                 12,716            14,331         11,823            10,780
12/31/00                 12,987            14,401         12,042            10,774
01/31/01                 13,008            14,912         12,239            10,842
02/28/01                 12,720            13,552         12,346            10,885
03/31/01                 12,486            12,694         12,408            10,910
04/30/01                 12,859            13,680         12,356            10,954
05/31/01                 12,817            13,772         12,431            11,003
06/30/01                 12,573            13,437         12,478            11,022
07/31/01                 12,563            13,305         12,757            10,991
08/31/01                 12,198            12,472         12,903            10,991
09/30/01                 11,836            11,465         13,053            11,040
10/31/01                 12,119            11,683         13,326            11,003
11/30/01                 12,507            12,579         13,143            10,985
12/31/01                 12,595            12,690         13,059            10,941
01/31/02                 12,511            12,505         13,165            10,966
02/28/02                 12,384            12,263         13,292            11,009
03/31/02                 12,553            12,725         13,071            11,071
04/30/02                 12,214            11,953         13,325            11,133
05/31/02                 12,214            11,865         13,438            11,133
06/28/02                 11,716            11,020         13,554            11,139
07/31/02                 11,225            10,161         13,718            11,152
08/30/02                 11,321            10,228         13,949            11,189
09/30/02                 10,667             9,117         14,175            11,207
10/31/02                 11,182             9,919         14,110            11,235

----------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales charge,  while the Consumer Price Index,  the
     S&P 500 Index and the Lehman  Aggregate  Bond Index do not reflect any such charges.  If you were to  purchase  any of the above  individual  stocks or funds represented in these Indexes,  any charges you would pay would reduce your total return as well.
**   An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage-backed  securities.  It  is  not  possible  to  invest directly in the Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
**** An  unmanaged  index  comprised of 500 stocks  representative  of the stock market  as  a  whole.  "S&P  500(r)"  is a  trademark  of  The  McGraw-Hill
     Companies,  Inc.  and has been  licensed for use by AAL. The product is not sponsored,  endorsed,  sold or promoted by Standard & Poor's and Standard &
     Poor's make no  representation  regarding the  advisability of investing in the product. It is not possible to invest directly in the Index.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  reflects  the  maximum  sales  charge of 4%.  Class B performance reflects the maximum contingent deferred sales charge (CDSC) of
     5%,  declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL High Yield Bond Fund

Investment Objective: The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as "junk bonds." The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

A Share
Ticker   AAHYX
Assets   $101,575,904
NAV      $5.35

B Share
Ticker   BBHYX
Assets   $5,906,059
NAV      $5.35

Institutional Share
Ticker   N/A
Assets   $2,717,686
NAV      $5.35

[PHOTO OMITTED HERE]

Raymond G. Kennedy, is the portfolio manager for The AAL High Yield Bond Fund. Mr. Kennedy is a managing director, portfolio manager and senior member of the Pacific Investment Management Company (PIMCO) investment strategy group. He joined PIMCO in 1996 and has 15 years of investment management experience. He has earned the Chartered Financial Analyst designation.

The six-month period ending October 31, 2002 was a volatile period for the high yield market. High yield bonds significantly underperformed investment-grade sectors, but outperformed equities. For the six months ending October 31, 2002, the Fund posted a total return of (9.62)% versus (9.09)% for the Lipper High Yield Bond Peer Group median and (11.23)% for the Merrill Lynch High Yield Bond Master Index.

Weak Economy Weighs On High
Yield Market
A slowing economy and negative corporate earnings reports overshadowed the Federal Reserves's attempt to stimulate the economy with aggressive monetary easing. The telecom sector experience continued volatility, with positive returns in recent months overshadowed by significant underperformance earlier in the period. Airlines dragged heavily on transportation performance as downgrades and defaults brought the sector under pressure. Issues in the cable/pay TV sector suffered significant price declines following the discovery of accounting irregularities at Adelphia Communication. The spread widening impacted all issuers, as investors began to question the valuation of a subscriber and the accounting practices of the industry. More stable industries, such as healthcare and banking, posted the strongest returns. Cash flows into high yield mutual funds were modestly positive, despite an outflow of $1.4 billion in the final week of September, the fifth largest weekly outflow on record.

Better Quality Credits Win Day
The portfolio's higher average credit quality and allocation to BBB rated issues was a positive for returns, as these issues outperformed all high yield quality sectors. However, a higher allocation to BBs versus Bs hurt performance as the latter sector outperformed the former by approximately 300 basis points. An overweight position to the telecom and cable/pay TV sectors detracted from results, as these were two of the worst performing sectors. Emphasizing larger telecommunications and energy pipeline companies detracted from returns amid concern about weak profits and credit rating downgrades. An underweight to the transportation sector and a focus on secured Enhanced Equipment Trust Certificates, on the other hand, added to returns as the troubled airline industry caused this sector to significantly underperform. Total security selection in the portfolio added to returns and was driven by the telecom sector. Although an overweight position in the telecom sector was an overall drag on performance, the fund's telecom securities significantly outperformed those in the broader market.

Outlook
Overall, our investment strategy remains unchanged. Volatility remains at extreme levels in the high yield market and is likely to continue in the near-term as technical flows and fallen angels continue to increase uncertainty. Although average yield spreads are at wide levels by historical measures, the dispersion among credits in the high yield universe is also at record levels. Default rates have remained high, but are likely to peak in the fourth quarter. Although we believe there are some issues that offer attractive value, indications suggest the overall market is vulnerable to a continued price decline. As such, we will remain cautious with an above-benchmark average credit quality and an emphasis on BBB-rated credits that offer compelling value. We will maintain our exposure to large telecom and energy companies as they offer attractive yields, financial flexibility, and strong asset coverage. We will continue to underweight consumer related sectors such as retail restaurants. An overweighting in the cable and satellite sector will remain as many of the stronger companies continue to produce stable cash flows and significant barriers to entry. We will continue to take modest exposure to emerging markets, as we believe certain credits in this sector offer attractive value relative to high yield corporate bonds.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The return shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Top Industries
[INSERT CHART HERE]
Communications                   31.0
Industrial                       16.7
Consumer Noncyclical             11.4
Utilities                        10.6
Consumer Cyclical                10.4
Capital Goods                     5.8
Finance                           5.2
Technology                        0.7
Consumer Staples                  0.5

Moody's Bond Quality
Rating Distribution
[INSERT CHART HERE]
Aaa                        0.2%
Aa                         0.3%
A                          0.4%
Baa                       18.8%
Ba                        31.4%
B                         43.0%
Caa                        2.5%
Ca                         0.0%
C                          0.7%
D                          0.0%
Not Rated                  2.7%

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Long - Term Fixed Income            96.4%
Short - Term Investments             2.1
Preferred Stock                      1.5

Average Annual Total Returns/1/
October 31, 2002
                                                                      From Inception
          Class A/2/                1-Year             5-Year             1/8/97
without sales charge               (7.12)%            (3.47)%            (1.19)%
with sales charge                  (10.81)%           (4.25)%            (1.89)%

                                                                      From Inception
          Class B/2/                1-Year             5-Year             1/8/97
without CDSC                       (7.83)%            (4.18)%            (1.80)%
with CDSC                          (11.24)%           (4.18)%            (1.80)%

                                                                      From Inception
    Institutional Class/3/          1-Year             5-Year            12/29/97
Net Asset Value                    (6.87)%             N/A               (3.64)%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                             The AAL High    Merrill Lynch      Consumer
                              Yield Bond    High Yield Bond   Price Index**
                                 Fund            Index*
1/8/97                            9597          10000             10000
01/31/97                          9640          10108             10032
02/28/97                          9867          10250             10063
03/31/97                          9600          10136             10088
04/30/97                          9742          10251             10101
05/31/97                         10051          10458             10095
06/30/97                         10179          10617             10107
07/31/97                         10448          10872             10120
08/31/97                         10450          10853             10139
09/30/97                         10695          11033             10164
10/31/97                         10681          11106             10189
11/30/97                         10775          11211             10183
12/31/97                         10867          11317             10170
01/31/98                         11039          11486             10189
02/28/98                         11120          11533             10208
03/31/98                         11197          11633             10227
04/30/98                         11214          11688             10246
05/31/98                         11216          11769             10265
06/30/98                         11225          11828             10277
07/31/98                         11242          11895             10290
08/31/98                         10402          11382             10303
09/30/98                         10354          11405             10315
10/31/98                         10120          11217             10340
11/30/98                         10654          11728             10340
12/31/98                         10623          11732             10334
01/31/99                         10728          11848             10359
02/28/99                         10571          11758             10372
03/31/99                         10610          11859             10404
04/30/99                         10771          12044             10479
05/31/99                         10585          11961             10479
06/30/99                         10563          11938             10479
07/31/99                         10552          11956             10511
08/31/99                         10398          11835             10536
09/30/99                         10200          11789             10586
10/31/99                          9959          11720             10605
11/30/99                         10087          11854             10612
12/31/99                         10224          11917             10612
01/31/00                         10161          11857             10637
02/28/00                         10186          11868             10700
03/31/00                         10012          11702             10788
04/30/00                         10012          11706             10794
05/31/00                          9839          11577             10801
06/30/00                         10026          11775             10864
07/31/00                          9944          11860             10883
08/31/00                         10057          12005             10895
09/30/00                          9883          11935             10952
10/31/00                          9689          11585             10971
11/30/00                          9408          11222             10977
12/31/00                          9770          11465             10971
01/31/01                         10229          12149             11040
02/28/01                         10265          12340             11085
03/31/01                         10061          12177             11110
04/30/01                          9931          12044             11154
05/31/01                          9989          12276             11204
06/30/01                          9673          12023             11223
07/31/01                          9834          12210             11192
08/31/01                          9876          12328             11192
09/30/01                          9353          11537             11242
10/31/01                          9638          11877             11204
11/30/01                          9847          12263             11185
12/31/01                          9810          12176             11141
01/31/02                          9848          12244             11166
02/28/02                          9728          12127             11211
03/31/02                          9819          12415             11274
04/30/02                          9905          12612             11337
05/31/02                          9814          12544             11337
06/28/02                          9260          11649             11343
07/31/02                          8763          11189             11356
08/30/02                          9141          11468             11393
09/30/02                          8899          11292             11412
10/31/02                          8952          11197             11441

-----------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the Merrill Lynch High Yield Bond Index do not reflect any such charges. If you  were  to  purchase  any  of  the  above  individual  stocks  or  funds represented in these  Indexes,  any charges you would pay would reduce your total return as well.
**   The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
***  An unmanaged index comprised of approximately  1,200 "cash-pay"  high-yield bonds  representative  of  the  high-yield  market  as a  whole.  It is not possible to invest directly in the Index.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Class B performance  reflects the maximum contingent  deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Municipal Bond Fund

Investment Objective: The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.

A Share
Ticker   AAMBX
Assets   $649,410,345
NAV      $11.40

B Share
Ticker   N/A
Assets   $12,129,746
NAV      $11.40

Institutional Share
Ticker   N/A
Assets   $5,626,211
NAV      $11.40

[PHOTO OMITTED HERE]

Janet I. Grangaard is the portfolio manager of The AAL Municipal Bond Fund. She joined Thrivent Investment Management in 1984 as an internal auditor and subsequently served as a securities analyst and senior securities analyst. She holds a bachelor's degree in economics from Stanford University and a master's degree in management from the J.L. Kellogg Graduate School of Management at Northwestern University.

The municipal bond market rallied for much of the six-month period ended October 31, 2002, as volatility in the corporate bond and stock market caused investors to continue their flight-to-quality. The yield curve steepened as market participants flocked to shorter-term municipals, wary of locking in the historically low yields of longer-term municipal bonds. The AAL Municipal Bond Fund provided investors with a total return of 3.94% over the period, compared to the the Fund's Lipper, Inc. peer group's return of 4.13%. The Fund's benchmark, the Lehman Municipal Bond Index, returned 4.73% for the period.

Flight-to-quality still apparent
Municipal bonds shone as investors sought safety in these instruments for most of the period. As the stock market continued its volatile descent, money poured into the high-quality U.S. treasuries and municipal bond funds and drove prices up to levels not seen in decades. The Fund's performance was enhanced by non-callable bonds, or bonds that can not be redeemed by the issuer before maturity. Issuers typically call bonds when interest rates decline in order to lower their borrowing costs. Our holdings in zero coupon bonds also helped performance as these bonds performed well in the declining interest rate environment. The Fund was fortunate to have less exposure than our peer group to housing bonds as many of these bonds were called away due to the large number of mortgage refinancings. A larger cash position than our peers slightly hindered the performance of the Fund for the period.

Outlook
Our outlook for 2003 is cautiously optimistic. Municipal securities have done very well over the last several years as investors continued their flight from more risky asset classes. Going forward, however, we believe that interest rates cannot sustain these 40-year lows indefinitely. As interest rates begin to rise, the demand for municipal bonds may decline as prices diminish. After the prosperity of the 1990's, current credit ratings are at high historical levels. However, we think we may see some slight deterioration in credit quality in select areas, as many states are currently running significant budget deficits. A recent Moody's Investor report revealed that there are fifteen states carrying a negative outlook from at least one credit rating agency. While municipals may be near the end of the record-setting rally of the last few years, they still provide valuable long-term benefits for tax sensitive investors in a well-diversified portfolio.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Moody's Bond Quality
Rating Distributions
[INSERT CHART HERE]
Aaa                     51.0%
Aa                      16.2%
A                       17.6%
Baa                     15.2%
Ba                       0.0%
B                        0.0%
Caa                      0.0%
Ca                       0.0%
C                        0.0%
D                        0.0%
Not Rated                0.0%

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Long - Term Fixed Income              97.6%
Short - Term Investments               2.4

Average Annual Total Returns/1/
October 31, 2002
                                                                             From Inception
        Class A/2/             1-Year          5-Year          10-Year           7/16/87
without sales charge           4.35%           5.33%           6.42%             6.60%
with sales charge              0.14%           4.47%           5.99%             6.31%

                                                                             From Inception
        Class B/2/             1-Year          5-Year          10-Year           1/8/97
without CDSC                   3.65%           4.46%               N/A           5.18%
with CDSC                      (0.35)%         4.46%               N/A           5.18%

                                                                             From Inception
  Institutional Class/3/       1-Year          5-Year          10-Year          12/29/97
Net Asset Value                4.80%             N/A              N/A            5.22%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                         The AAL           Lehman
                      Municipal Bond     Municipal        Consumer
                           Fund         Bond Index**   Price Index***
10/31/92                    9600             10000           10000
11/30/92                    9774             10179           10014
12/31/92                    9970             10283           10007
01/31/93                   10035             10403           10056
02/28/93                   10295             10779           10092
03/31/93                   10314             10665           10127
04/30/93                   10352             10773           10155
05/31/93                   10352             10833           10169
06/30/93                   10596             11014           10183
07/31/93                   10567             11028           10183
08/31/93                   10720             11258           10212
09/30/93                   10945             11386           10233
10/31/93                   10955             11408           10275
11/30/93                   10791             11308           10282
12/31/93                   11094             11546           10282
01/31/94                   11172             11678           10310
02/28/94                   10859             11376           10346
03/31/94                   10510             10912           10381
04/30/94                   10460             11005           10395
05/31/94                   10480             11100           10402
06/30/94                   10531             11033           10437
07/31/94                   10672             11235           10465
08/31/94                   10662             11274           10508
09/30/94                   10572             11108           10536
10/31/94                   10359             10911           10543
11/30/94                   10115             10714           10557
12/31/94                   10463             10950           10557
01/31/95                   10670             11262           10599
02/28/95                   10980             11590           10642
03/31/95                   11170             11723           10677
04/30/95                   11191             11737           10712
05/31/95                   11463             12112           10733
06/30/95                   11466             12006           10755
07/31/95                   11531             12119           10755
08/31/95                   11640             12273           10783
09/30/95                   11705             12351           10804
10/31/95                   11924             12530           10839
11/30/95                   12197             12738           10832
12/31/95                   12372             12861           10825
01/31/96                   12424             12958           10889
02/28/96                   12362             12870           10924
03/31/96                   12175             12706           10980
04/30/96                   12104             12670           11023
05/31/96                   12119             12665           11044
06/30/96                   12240             12803           11051
07/31/96                   12358             12919           11072
08/31/96                   12327             12916           11093
09/30/96                   12569             13097           11128
10/31/96                   12719             13245           11164
11/30/96                   13018             13487           11185
12/31/96                   12915             13430           11185
01/31/97                   12896             13456           11220
02/28/97                   13029             13579           11255
03/31/97                   12799             13398           11284
04/30/97                   12908             13510           11298
05/31/97                   13123             13714           11291
06/30/97                   13284             13860           11305
07/31/97                   13775             14244           11319
08/31/97                   13548             14110           11340
09/30/97                   13773             14278           11368
10/31/97                   13861             14369           11396
11/30/97                   13958             14454           11389
12/31/97                   14250             14665           11375
01/31/98                   14412             14816           11396
02/28/98                   14379             14821           11417
03/31/98                   14359             14834           11439
04/30/98                   14263             14767           11460
05/31/98                   14552             15000           11481
06/30/98                   14610             15060           11495
07/31/98                   14614             15097           11509
08/31/98                   14885             15331           11523
09/30/98                   15118             15522           11537
10/31/98                   15019             15521           11566
11/30/98                   15076             15576           11566
12/31/98                   15102             15615           11559
01/31/99                   15298             15801           11587
02/28/99                   15169             15732           11601
03/31/99                   15203             15753           11636
04/30/99                   15233             15793           11721
05/31/99                   15098             15701           11721
06/30/99                   14828             15475           11721
07/31/99                   14830             15532           11756
08/31/99                   14568             15407           11784
09/30/99                   14532             15414           11841
10/31/99                   14250             15246           11862
11/30/99                   14439             15409           11869
12/31/99                   14251             15294           11869
01/31/00                   14133             15227           11897
02/28/00                   14344             15404           11968
03/31/00                   14740             15741           12066
04/30/00                   14606             15648           12073
05/31/00                   14479             15566           12080
06/30/00                   14906             15979           12151
07/31/00                   15110             16201           12172
08/31/00                   15359             16451           12186
09/30/00                   15280             16365           12250
10/31/00                   15461             16544           12271
11/30/00                   15599             16669           12278
12/31/00                   15963             17081           12271
01/31/01                   16090             17250           12348
02/28/01                   16142             17305           12398
03/31/01                   16294             17460           12426
04/30/01                   16115             17271           12475
05/31/01                   16300             17457           12532
06/30/01                   16440             17574           12553
07/31/01                   16717             17834           12518
08/31/01                   17068             18128           12518
09/30/01                   16997             18067           12574
10/31/01                   17220             18282           12532
11/30/01                   17061             18128           12511
12/31/01                   16857             17957           12461
01/31/02                   17137             18268           12489
02/28/02                   17355             18488           12539
03/31/02                   17001             18126           12609
04/30/02                   17287             18480           12670
05/31/02                   17381             18592           12670
06/28/02                   17565             18789           12677
07/31/02                   17789             19031           12691
08/30/02                   17976             19259           12733
09/30/02                   18357             19681           12754
10/31/02                   17969             19355           12786

-------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the Lehman  Municipal  Bond Index do not reflect any such  charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes,  any charges you would pay would reduce your total return as well.
**   An unmanaged broad-based index that provides a performance indicator of the overall municipal bond market. It is not possible to invest directly in the
     Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Bond Fund

Investment Objective: The AAL Bond Fund seeks a high level of current income consistent with capital preservation by investing primarily in a diversified portfolio of investment-grade bonds.

A Share
Ticker   AAINX
Assets   $521,733,365
NAV      $10.03

B Share
Ticker   BBFBX
Assets   $11,313,915
NAV      $10.04

Institutional Share
Ticker   IIINX
Assets   $27,363,629
NAV      $10.03

[PHOTO OMITTED HERE]

Alan D. Onstad is co-manager of The AAL Balanced Fund and The AAL Bond Fund. He has also managed The AAL Money Market Fund. He possesses a bachelor's degree in economics from Concordia College in Moorhead, Minnesota. He has earned the Chartered Financial Analyst designation.

Michael G. Landreville is the co-manager of The AAL Bond Fund. He began his employment with Thrivent Investment Management in 1983 as a securities analyst, before becoming an associate portfolio manager. He earned both his B.S. degree in business administration, as well as his M.B.A. degree, from the University of Minnesota. He is a Chartered Financial Analyst and a Certified Public Accountant.

[PHOTO OMITTED HERE]

Investment-grade bonds posted solid gains during the six-month period ended October 31, 2002, as result of falling interest rates and continued stock market turmoil. The AAL Bond Fund finished the reporting period with a 4.58% total return, edging its Lipper, Inc., peer group of intermediate investment-grade debt funds, which gained an average of 4.53%. The Fund's market benchmark, the Lehman Brothers Aggregate Index, rose 5.90% for the period.

Flight to Quality Intensifies
Investment-grade bond returns were heavily influenced by stock market volatility during the reporting period, although this trend was less pronounced in May and June, when corporate bonds outperformed. As the period progressed, investors grew increasingly risk averse, flocking to safe-haven assets, such as U.S. Treasuries, mortgage- and asset-backed bonds and agency credits, while largely shunning corporates.

Early on, we maintained an overweight position in corporate issues, which helped bolster returns in May, but hurt relative performance in June and July. As demand for higher-quality credits increased during the third quarter, we trimmed our corporate allocation to market-neutral levels, while increasing our weighting in U.S. Treasury bonds. This strategy helped the Fund outpace its peer group by a healthy margin in August and September. As interest rates fell, we systematically took profits in mortgage-backed bonds, which outperformed during the entire six-month period, and used the proceeds to invest in government-chartered agencies like Fannie Mae and Freddie Mac.

Market sentiment quickly reversed course in mid-October, creating a surge in demand for corporate bonds, while exerting downward pressure on higher-quality credits. In October, the Fund modestly underperformed its peer group, due primarily to our exposure to poor-performing corporate and electric utility credits early in the month.

Outlook
Looking ahead, we are cautiously optimistic about the near-term prospects for investment-grade bonds. While it remains to be seen how quickly companies can return to profitability, there is enough evidence to suggest that company fundamentals are improving, which should boost the long-term performance of corporate bonds. Market conditions remain fragile, however, and the long-term outlook for fixed-income investors is murky at best. Any number of factors could alter the investment landscape, including economic uncertainty, stock market volatility and potential U.S. military action in Iraq.

Given foreseeable conditions, we intend to selectively increase our weighting in corporate bonds, while reducing our exposure to Treasuries and Agency credits, which are likely to underperform if the economy continues to pick up steam. In addition, we anticipate shortening the Fund's duration somewhat, which should allow us to better capitalize on rising interest rates. As always, we will limit our investments to investment-grade securities, which we believe will continue to offer long-term value to our shareholders.

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Moody's Bond Quality Rating Distribution
[INSERT CHART HERE]
Aaa                        49.8%
Aa                         13.5%
A                           5.5%
Baa                         8.9%
Ba                         20.8%
B                           1.5%
Caa                         0.0%
Ca                          0.0%
C                           0.0%
D                           0.0%
Not Rated                   0.0%

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Long - Term Fixed Income                77.4%
Short - Term Investments                22.6

Average Annual Total Returns/1/
October 31, 2002
                                                                              From
                                                                            Inception
         Class A/2/              1-Year         5-Year         10-Year        7/16/87
without sales charge             3.08%         5.93%           5.96%          7.02%
with sales charge                (1.07)%       5.07%           5.53%          6.74%

                                                                              From
                                                                            Inception
         Class B/2/              1-Year         5-Year         10-Year        1/8/97
without CDSC                     2.18%         4.93%           N/A            5.64%
with CDSC                        (1.74)%       4.93%           N/A            5.64%

                                                                              From
                                                                            Inception
   Institutional Class/3/        1-Year         5-Year         10-Year       12/29/97
Net Asset Value                  3.51%           N/A               N/A        6.29%

Value of a $10,000 Investment
In Class A Shares - Including 4% Sales Charge*
[INSERT CHART HERE]

                                        Lehman Aggregate    Consumer Price
                    The AAL Bond Fund     Bond Index*          Index**
10/31/92                  9600              10000               10000
11/30/92                  9550              10002               10014
12/31/92                  9702              10161               10007
01/31/93                  9890              10356               10056
02/28/93                 10064              10537               10092
03/31/93                 10109              10581               10127
04/30/93                 10187              10655               10155
05/31/93                 10166              10669               10169
06/30/93                 10355              10862               10183
07/31/93                 10387              10923               10183
08/31/93                 10585              11115               10212
09/30/93                 10613              11145               10233
10/31/93                 10648              11187               10275
11/30/93                 10501              11092               10282
12/31/93                 10555              11152               10282
01/31/94                 10695              11303               10310
02/28/94                 10455              11106               10346
03/31/94                 10195              10832               10381
04/30/94                 10086              10746               10395
05/31/94                 10071              10744               10402
06/30/94                 10056              10721               10437
07/31/94                 10208              10934               10465
08/31/94                 10229              10947               10508
09/30/94                 10089              10786               10536
10/31/94                 10064              10776               10543
11/30/94                 10010              10752               10557
12/31/94                 10054              10827               10557
01/31/95                 10220              11041               10599
02/28/95                 10426              11304               10642
03/31/95                 10504              11373               10677
04/30/95                 10633              11532               10712
05/31/95                 10970              11978               10733
06/30/95                 11036              12066               10755
07/31/95                 10990              12039               10755
08/31/95                 11110              12184               10783
09/30/95                 11208              12303               10804
10/31/95                 11345              12463               10839
11/30/95                 11515              12649               10832
12/31/95                 11669              12827               10825
01/31/96                 11729              12912               10889
02/28/96                 11471              12688               10924
03/31/96                 11371              12599               10980
04/30/96                 11290              12529               11023
05/31/96                 11253              12503               11044
06/30/96                 11378              12671               11051
07/31/96                 11417              12706               11072
08/31/96                 11404              12685               11093
09/30/96                 11585              12905               11128
10/31/96                 11838              13191               11164
11/30/96                 12041              13417               11185
12/31/96                 11933              13293               11185
01/31/97                 11981              13333               11220
02/28/97                 12004              13366               11255
03/31/97                 11893              13218               11284
04/30/97                 12016              13416               11298
05/31/97                 12113              13543               11291
06/30/97                 12265              13704               11305
07/31/97                 12579              14073               11319
08/31/97                 12486              13953               11340
09/30/97                 12665              14159               11368
10/31/97                 12843              14364               11396
11/30/97                 12874              14431               11389
12/31/97                 13004              14576               11375
01/31/98                 13155              14763               11396
02/28/98                 13108              14752               11417
03/31/98                 13156              14803               11439
04/30/98                 13201              14880               11460
05/31/98                 13322              15021               11481
06/30/98                 13425              15148               11495
07/31/98                 13432              15180               11509
08/31/98                 13665              15427               11523
09/30/98                 13966              15789               11537
10/31/98                 13848              15705               11566
11/30/98                 13785              15794               11566
12/31/98                 13866              15842               11559
01/31/99                 13936              15955               11587
02/28/99                 13678              15676               11601
03/31/99                 13773              15763               11636
04/30/99                 13809              15813               11721
05/31/99                 13660              15675               11721
06/30/99                 13605              15625               11721
07/31/99                 13527              15558               11756
08/31/99                 13512              15550               11784
09/30/99                 13649              15731               11841
10/31/99                 13670              15789               11862
11/30/99                 13692              15788               11869
12/31/99                 13638              15712               11869
01/31/00                 13592              15660               11897
02/28/00                 13723              15850               11968
03/31/00                 13869              16058               12066
04/30/00                 13790              16013               12073
05/31/00                 13765              16005               12080
06/30/00                 14048              16338               12151
07/31/00                 14154              16486               12172
08/31/00                 14366              16725               12186
09/30/00                 14456              16831               12250
10/31/00                 14492              16942               12271
11/30/00                 14785              17219               12278
12/31/00                 15105              17538               12271
01/31/01                 15297              17825               12348
02/28/01                 15438              17981               12398
03/31/01                 15530              18071               12426
04/30/01                 15455              17996               12475
05/31/01                 15533              18104               12532
06/30/01                 15560              18173               12553
07/31/01                 15942              18579               12518
08/31/01                 16132              18792               12518
09/30/01                 16331              19011               12574
10/31/01                 16622              19409               12532
11/30/01                 16422              19141               12511
12/31/01                 16335              19019               12461
01/31/02                 16410              19173               12489
02/28/02                 16484              19359               12539
03/31/02                 16187              19037               12609
04/30/02                 16383              19406               12670
05/31/02                 16504              19571               12670
06/28/02                 16568              19741               12677
07/31/02                 16660              19979               12691
08/30/02                 16962              20316               12733
09/30/02                 17265              20645               12754
10/31/02                 17134              20550               12786

----------------------
*    As you  compare  performance,  please  note  that  the  Fund's  performance reflects the maximum 4% sales  charge,  while the Consumer  Price Index and the Lehman  Aggregate  Bond Index do not reflect any such  charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes,  any charges you would pay would reduce your total return as well.
**   An unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities,  corporate debt
     obligations,   mortgage-backed  securities,   asset-backed  securities  and
     commercial  mortgage  backed  securities.  It is  not  possible  to  invest directly in the Index.
***  The Consumer  Price Index is an  inflationary  indicator  that measures the change in the cost of a fixed  basket of products and  services,  including housing, electricity, food and transportation.
/1/  Past performance is not an indication of future results.  Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses.  Had the adviser not done so, the Fund's total returns would have been lower.
/2/  Class A  performance  has been restated to reflect the maximum sales charge of 4%. Prior to 1/1/97,  this was 4.75%.  Class B performance  reflects the maximum  contingent  deferred sales charge (CDSC) of 5%,  declining 1% each year  during  the first five  years and then  converting  to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

The AAL Money Market Fund

Investment Objective: The AAL Money Market Fund seeks a high level of current income while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

A Share
Ticker   AMMXX
Assets   $388,579,176
NAV      $1.00

B Share
Ticker   N/A
Assets   $3,491,304
NAV      $1.00

Institutional Share
Ticker   AALXX
Assets   $107,288,863
NAV      $1.00

[PHOTO OMITTED HERE]

Gail R. Onan is the portfolio manager of The AAL Money Market Fund. She began her career with Thrivent Investment Management in 1969 as a trader and securities analyst. In 1986, Gail became a mutual funds trader and later an equity trader. In 1988, she began working with money market funds. She started managing The AAL Money Market Fund in May, 2002. She received her undergraduate education at the University of Minnesota.

Money market yields marched lower along with overall market interest rates for the 6-month period ending October 30, 2002. The AAL Money Market Fund provided investors with a total return of 0.52%, while the Fund's Lipper, Inc. money market peer group earned an average total return of 0.56%.

Federal Reserve Policy
Economic data over the period indicated soft economic performance due to heightened geopolitical risks, corporate accounting scandals, and executive suite malfeasance. This uncertainty inhibited spending, production, and employment over the period and kept interest rates at record low levels. The Federal Open Market Committee (FOMC), the monetary policy setting arm of the U.S. Federal Reserve, did not cut its target for the federal funds rate during the period but did voice concern about economic weakness. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affects interest rates, and, ultimately, the economy, including employment, production, and prices of goods and services. With investors anticipating an end to lower interest rates in October, we saw an opportunity to lock in higher yields by extending the Fund's duration. By investing in longer dated securities during this period, we were able to keep the Fund's overall yield levels constant for future months.

Supply of Commercial Paper Limited
Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the bankruptcy of Enron Corp. and WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper diminished, we were still able to keep the fund fully invested in only the highest quality money market instruments.

Outlook
Currently, money market funds are reinvesting maturing securities at lower yield levels, and we expect this to continue until the domestic economy shows sign of strength from its current tepid state, which should happen in 2003. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up, and money market yields will rise. It is also likely that investors will start to shift from the safety of money market funds back into the equities and corporate bond markets in 2003. We plan on maximizing liquidity for next year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and maturities. We focus on strong, top tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and leaders in their respective industries. We try to add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

Quoted Fund performance is for Class A shares.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Portfolio Composition
(% of Portfolio)
[INSERT CHART HERE]
Short - Term Investments          100.0%

Average Annual Total Returns/1/
October 31, 2002
                                                                            From
                                                                          Inception
      Class A              1-Year          5-Year         10-Year         3/10/88
without sales charge       1.18%          4.11%           4.03%           4.81%

                                                                            From
                                                                          Inception
     Class B/2/            1-Year          5-Year         10-Year         1/8/97
without CDSC               0.48%          3.15%               N/A         3.42%
with CDSC                  (3.52)%        3.15%               N/A         3.42%

                                                                            From
                                                                          Inception
Institutional Class/3/    1-Year           5-Year         10-Year        12/29/97
Net Asset Value            1.51%             N/A             N/A          4.39%

                           The AAL Money Market Fund
                                October 31, 2002

                                Class A          Class B       Institutional
7 - Day Yield                   1.12%            0.53%         1.33%
7- Day Effective Yield          1.12%            0.53%         1.34%

-----------------------
/1/  Past performance is not an indication of future results.  At various times, the  Fund's  adviser  waived its  management  fee  and/or  reimbursed  Fund expenses.  Had the adviser not done so, the Fund's total returns and yields would have been lower.
/2/  Class B performance  reflects the maximum contingent  deferred sales charge
     (CDSC) of 5%,  declining  1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/  Class I shares  have no sales load and are for  institutional  shareholders only.

                                                        Schedule of Investments
                                                     The AAL Technology Stock Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (96.3%)                                                        Market Value
---------------------------------------------------------------------------------------------------------------------------
Communication Services (1.0%)
       56,400   American Tower Corporation *                                            $          79,524
       15,400   Nextel Communications, Inc. *                                                     173,712
       25,500   Sprint PCS Group *                                                                 88,740

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                      341,976
---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.1%)
       14,900   Amazon.com, Inc. *                                                                288,464
      106,800   AOL Time Warner, Inc. *                                                         1,575,300
        3,300   CDW Computer Centers, Inc. *                                                      174,966
       54,200   Charter Communications, Inc. *                                                     61,192
        3,000   Clear Channel Communications, Inc. *                                              111,150
        6,900   eBay, Inc. *                                                                      436,494
       11,100   Macrovision Corporation *                                                         143,190
        9,800   Pixar Animation Studios *                                                         500,094
        2,600   Viacom, Inc.*                                                                     115,986

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    3,406,836

---------------------------------------------------------------------------------------------------------------------------

Health Care (0.6%)
        2,600   Amgen, Inc. *                                                                     121,056
        1,900   Medtronic, Inc.                                                                    85,120

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                                 206,176

---------------------------------------------------------------------------------------------------------------------------

Industrials (2.4%)
        7,000   Automatic Data Processing, Inc.                                                   297,710
       10,600   CheckFree Corporation *                                                           172,568
        5,400   First Data Corporation                                                            188,676
        1,300   Lockheed Martin Corporation                                                        75,270
          800   Northrop Grumman Corporation                                                       82,504

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                                 816,728

---------------------------------------------------------------------------------------------------------------------------

Information Technology (82.2%)
       10,300   Accenture, Ltd.                                                                   173,864
        5,200   Acxiom Corporation *                                                               65,520
       81,100   ADC Telecommunications, Inc. *                                                    128,138
       14,400   Adobe Systems, Inc.                                                               340,416
       63,491   Agere Systems, Inc. *                                                              55,237
       12,200   Agilent Technologies, Inc. *                                                      167,750
       22,200   Altera Corporation *                                                              260,184
       11,800   Analog Devices, Inc. *                                                            316,240
       30,100   Apple Computer, Inc. *                                                            483,707
       32,000   Applied Materials, Inc. *                                                         480,960
       40,700   Applied Micro Circuits Corporation *                                              158,730
       40,900   ATI Technologies, Inc. *                                                          262,578
       30,100   BEA Systems, Inc. *                                                               243,479
      176,000   Cisco Systems, Inc. *                                                           1,967,680
       17,500   Computer Associates International, Inc.                                           260,050
        4,500   Computer Sciences Corporation *                                                   145,305
       52,600   Crown Castle International Corporation *                                          184,100
       13,000   Cypress Semiconductor Corporation *                                                73,060
       54,900   Dell Computer Corporation *                                                     1,570,689
        6,900   Electronic Arts, Inc. *                                                           449,328
       81,100   EMC Corporation *                                                                 414,421
       53,000   Hewlett-Packard Company                                                           837,400
       18,800   Integrated Device Technology, Inc. *                                              185,688
       88,100   Intel Corporation                                                               1,524,130
       35,100   International Business Machines Corporation                                     2,770,794
       60,100   InterTrust Technologies Corporation *                                             183,305
        8,500   Intuit, Inc. *                                                                    441,320
       42,300   JDS Uniphase Corporation *                                                         94,794
       10,300   KLA-Tencor Corporation *                                                          366,783
       49,600   Legato Systems, Inc. *                                                            180,544
        7,400   Lexmark International, Inc. *                                                     439,708
        8,200   Linear Technology Corporation                                                     226,648
       23,500   LSI Logic Corporation *                                                           138,650
      178,700   Lucent Technologies, Inc. *                                                       219,801
       25,900   MatrixOne, Inc. *                                                                  68,117
        8,300   Maxim Integrated Products, Inc.                                                   264,272
       13,200   Mercury Interactive Corporation *                                                 348,084
        5,100   Microchip Technology, Inc.                                                        124,440
       20,600   Micron Technology, Inc. *                                                         329,600
       60,900   Microsoft Corporation *                                                         3,256,324
       56,200   Motorola, Inc.                                                                    515,354
       15,100   MSC.Software Corporation *                                                         84,560
       16,400   Network Appliance, Inc. *                                                         147,124
       79,100   NIC Inc. *                                                                        155,827
       14,400   Nokia Corporation ADR                                                             239,328
       15,500   Novellus Systems, Inc. *                                                          489,800
      145,900   Oracle Corporation *                                                            1,486,721
       21,900   PMC-Sierra, Inc. *                                                                106,653
       11,800   QLogic Corporation *                                                              410,758
       18,700   QUALCOMM, Inc. *                                                                  645,524
       12,900   Rational Software Corporation *                                                    85,398
        6,300   Scientific-Atlanta, Inc.                                                           76,923
       26,000   STMicroelectronics NV                                                             511,420
        6,700   Storage Technology Corporation *                                                  118,456
       92,100   Sun Microsystems, Inc. *                                                          272,708
        6,800   SunGard Data Systems, Inc. *                                                      150,756
        3,300   Symantec Corporation *                                                            132,000
       35,300   Symbol Technologies, Inc.                                                         305,345
        4,700   Teradyne, Inc. *                                                                   56,917
       43,200   Texas Instruments, Inc.                                                           685,152
       10,100   VERITAS Software Corporation *                                                    154,025
       49,100   Western Digital Corporation *                                                     303,929
       15,500   Wind River Systems, Inc. *                                                         56,110
       26,600   Yahoo!, Inc. *                                                                    396,872

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                   27,789,498

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $54,762,723)                                                             32,561,214
---------------------------------------------------------------------------------------------------------------------------

Principal                                                                                Interest       Maturity      Market
 Amount         Short-Term Investments (3.7%)                                              Rate           Date         Value
------------------------------------------------------------------------------------------------------------------------------------
  $   122,000   Federal National Mortgage Association                                      1.700%      11/01/2002   $    122,000
    1,143,649   The AAL Money Market Fund                                                  1.200       11/01/2002      1,143,649

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                    1,265,649

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $56,028,372)                                                                                 $  33,826,863

------------------------------------------------------------------------------------------------------------------------------------

-------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                    The AAL Aggressive Growth Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (98.4%)                                                        Market Value
---------------------------------------------------------------------------------------------------------------------------
Communication Services (0.7%)
        7,400   AT&T Wireless Services, Inc. *                                          $          50,838
        8,500   Sprint PCS Group *                                                                 29,580
        6,600   Triton PCS Holdings, Inc. *                                                        16,170
        4,050   Verizon Communications, Inc.                                                      152,928
        2,600   Vodafone Group PLC ADR                                                             41,392

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                      290,908

---------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (18.8%)
        1,000   Abercrombie & Fitch Company *                                                      17,820
        3,935   Amazon.com, Inc. *                                                                 76,182
       19,695   AOL Time Warner, Inc. *                                                           290,500
        3,850   Bed Bath & Beyond, Inc. *                                                         136,520
        6,850   Best Buy Company, Inc. *                                                          141,178
        4,150   Blockbuster, Inc.                                                                  99,476
        1,100   BorgWarner, Inc.                                                                   49,478
        1,250   Brinker International, Inc. *                                                      35,488
        3,950   Carnival Corporation                                                              103,174
        1,500   Centex Corporation                                                                 68,220
        8,500   Clear Channel Communications, Inc. *                                              314,925
        9,285   Comcast Corporation *                                                             213,648
        5,350   Costco Wholesale Corporation *                                                    181,526
        5,395   Cox Communications, Inc. *                                                        147,823
        5,400   Dollar General Corporation                                                         75,384
        2,450   eBay, Inc. *                                                                      154,987
        1,700   Emmis Communications Corporation *                                                 37,094
        2,700   Fox Entertainment Group, Inc. *                                                    65,907
        1,350   Gannett Company, Inc.                                                             102,506
        3,750   Gap, Inc.                                                                          44,138
        6,350   Harley-Davidson, Inc.                                                             332,104
       21,320   Home Depot, Inc.                                                                  615,721
        7,100   Kohl's Corporation *                                                              414,994
        1,400   Lear Corporation *                                                                 51,170
        1,700   Lennar Corporation                                                                 93,789
       16,875   Liberty Media Corporation *                                                       139,556
        1,950   Linens 'n Things, Inc. *                                                           45,845
        8,550   Lowe's Companies, Inc.                                                            356,792
        1,250   McGraw-Hill Companies, Inc.                                                        80,625
        3,050   NIKE, Inc.                                                                        143,930
          900   Omnicom Group, Inc.                                                                51,867
        5,550   Staples, Inc. *                                                                    86,025
        1,650   Starwood Hotels & Resorts Worldwide, Inc.                                          38,445
        8,000   Target Corporation                                                                240,960
        5,220   TJX Companies, Inc.                                                               107,114
        1,750   Tribune Company                                                                    84,088
        1,250   Univision Communications, Inc. *                                                   32,388
       18,090   Viacom, Inc.*                                                                     806,995
       20,800   Wal-Mart Stores, Inc.                                                           1,113,840
        6,250   Walt Disney Company                                                               104,375
        2,200   Yum! Brands, Inc. *                                                                49,566

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    7,346,163

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (6.7%)
        3,150   Avon Products, Inc.                                                               152,744
        7,500   Coca-Cola Company                                                                 348,600
        5,100   Colgate-Palmolive Company                                                         280,398
        2,400   CVS Corporation                                                                    66,552
        1,350   General Mills, Inc.                                                                55,782
        3,300   Gillette Company                                                                   98,604
          850   Kimberly-Clark Corporation                                                         43,775
        2,000   Kraft Foods, Inc.                                                                  79,000
        2,200   Monsanto Company                                                                   36,366
        8,850   PepsiCo, Inc.                                                                     390,285
        5,450   Procter & Gamble Company                                                          482,052
        1,650   Safeway, Inc. *                                                                    38,115
        5,850   SYSCO Corporation                                                                 185,328
        1,850   Unilever NV                                                                       118,419
        7,100   Walgreen Company                                                                  239,625

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                          2,615,645

---------------------------------------------------------------------------------------------------------------------------

Energy (4.3%)
        3,550   Anadarko Petroleum Corporation                                                    158,117
        2,100   Apache Corporation                                                                113,526
        4,200   Baker Hughes, Inc.                                                                122,010
        1,750   BP PLC                                                                             67,288
        2,000   Burlington Resources, Inc.                                                         82,400
        1,600   ConocoPhillips                                                                     77,600
        3,000   ENSCO International, Inc.                                                          81,120
        8,300   Exxon Mobil Corporation                                                           279,378
        2,750   GlobalSantaFe Corporation                                                          65,725
          915   Murphy Oil Corporation                                                             76,704
        2,600   Nabors Industries, Ltd.                                                            90,922
        2,350   Noble Corporation *                                                                75,952
        3,100   Ocean Energy, Inc.                                                                 57,753
        2,050   Schlumberger, Ltd.                                                                 82,226
        2,555   Smith International, Inc. *                                                        79,869
        3,350   Transocean, Inc.                                                                   73,633
        2,000   Weatherford International, Ltd. *                                                  80,080

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                    1,664,303

---------------------------------------------------------------------------------------------------------------------------

Financials (18.4%)
        3,000   ACE, Ltd.                                                                          92,249
        3,420   AFLAC, Inc.                                                                       104,104
        2,245   Allstate Corporation                                                               89,305
        6,450   American Express Company                                                          234,586
       13,350   American International Group, Inc.                                                835,042
        4,600   Bank of America Corporation                                                       321,079
        1,850   Bank of New York Company, Inc.                                                     48,100
        1,400   BANK ONE Corporation                                                               53,998
        1,050   Bear Stearns Companies, Inc.                                                       64,103
          139   Berkshire Hathaway, Inc. Class B *                                                341,940
        1,650   Capital One Financial Corporation                                                  50,276
        6,650   Charles Schwab Corporation                                                         61,047
       22,840   Citigroup, Inc.                                                                   843,938
       13,845   E*TRADE Group, Inc. *                                                              62,303
        4,715   Federal National Mortgage Corporation                                             315,245
        2,420   Fifth Third Bancorp                                                               153,670
        7,800   Freddie Mac                                                                       480,324
        3,270   Goldman Sachs Group, Inc.                                                         234,132
        3,000   Household International, Inc.                                                      71,280
        4,950   J.P. Morgan Chase & Company                                                       102,713
        1,450   Lehman Brothers Holdings, Inc.                                                     77,242
        3,400   Marsh & McLennan Companies, Inc.                                                  158,814
       14,450   MBNA Corporation                                                                  293,480
        3,550   Merrill Lynch & Company, Inc.                                                     134,723
        4,750   Morgan Stanley                                                                    184,870
       14,800   Nasdaq - 100 Index Tracking Stock *                                               363,340
          750   Neuberger Berman, Inc.                                                             22,020
        1,300   Radian Group, Inc.                                                                 45,851
        1,500   RenaissanceRe Holdings, Ltd.                                                       61,500
        4,400   S&P 400 Mid-Cap Depository Receipts                                               341,484
        1,800   SAFECO Corporation                                                                 64,008
        2,500   State Street Corporation                                                          103,425
          900   TCF Financial Corporation                                                          38,196
        3,100   Travelers Property Casualty Corporation, Class B *                                 41,912
        6,850   U.S. Bancorp                                                                      144,467
        2,050   Wachovia Corporation                                                               71,320
        3,500   Washington Mutual, Inc.                                                           125,160
        4,550   Wells Fargo & Company                                                             229,639
        3,565   Willis Group Holdings, Ltd. *                                                     109,089

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                                7,169,974

---------------------------------------------------------------------------------------------------------------------------

Health Care (21.7%)
        6,200   Abbott Laboratories                                                               259,594
        1,500   Aetna, Inc.                                                                        60,450
          900   Allergan, Inc.                                                                     49,005
        2,810   AmerisourceBergen Corporation                                                     199,932
       11,000   Amgen, Inc. *                                                                     512,160
        2,960   Anthem, Inc. *                                                                    186,480
        5,450   Baxter International, Inc.                                                        136,359
        2,600   Biomet, Inc.                                                                       76,596
        2,500   Biovail Corporation *                                                              79,125
        4,900   Boston Scientific Corporation *                                                   184,387
        4,150   Bristol-Myers Squibb Company                                                      102,132
        5,045   Cardinal Health, Inc.                                                             349,164
        5,550   Caremark Rx, Inc. *                                                                98,235
        2,950   Eli Lilly and Company                                                             163,725
        2,545   Forest Laboratories, Inc. *                                                       249,385
        1,700   Genzyme Corporation *                                                              47,345
        3,400   Gilead Sciences, Inc. *                                                           118,116
        1,345   Guidant Corporation *                                                              39,772
        4,950   HCA, Inc.                                                                         215,276
        2,750   IDEC Pharmaceuticals Corporation *                                                126,555
       16,750   Johnson & Johnson                                                                 984,062
        3,425   Laboratory Corporation of America Holdings *                                       82,543
        2,300   McKesson Corporation                                                               68,563
        3,250   MedImmune, Inc. *                                                                  83,038
       14,680   Medtronic, Inc.                                                                   657,664
        4,200   Merck & Company, Inc.                                                             227,808
        1,800   Millennium Pharmaceuticals, Inc. *                                                 13,392
       49,655   Pfizer, Inc.                                                                    1,577,538
        7,550   Pharmacia Corporation                                                             324,649
       10,290   Tenet Healthcare Corporation *                                                    295,837
        1,800   Triad Hospitals, Inc. *                                                            65,700
        5,720   UnitedHealth Group, Inc.                                                          520,234
        1,450   WellPoint Health Networks, Inc. *                                                 109,055
        6,360   Wyeth Corporation                                                                 213,060

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                               8,476,936

---------------------------------------------------------------------------------------------------------------------------

Industrials (8.4%)
        1,850   3M Company                                                                        234,838
        1,150   Alliant Techsystems, Inc. *                                                        69,173
        2,900   Automatic Data Processing, Inc.                                                   123,336
        1,700   BISYS Group, Inc. *                                                                30,430
        3,450   Cendant Corporation *                                                              39,675
        7,750   Concord EFS, Inc. *                                                               110,670
        1,000   Danaher Corporation                                                                57,850
        1,150   FedEx Corporation                                                                  61,169
        9,150   First Data Corporation                                                            319,700
        1,950   Fiserv, Inc. *                                                                     60,918
          950   General Dynamics Corporation                                                       75,174
       36,400   General Electric Company                                                          919,100
        1,250   Illinois Tool Works, Inc.                                                          76,750
        2,000   L-3 Communications Holdings, Inc. *                                                94,000
        4,100   Lockheed Martin Corporation                                                       237,390
        3,800   Masco Corporation                                                                  78,128
        1,250   Northrop Grumman Corporation                                                      128,913
        7,350   Northwest Airlines Corporation *                                                   50,348
       14,900   Tyco International, Ltd.                                                          215,454
        1,350   Union Pacific Corporation                                                          79,718
        1,750   United Parcel Service, Inc.                                                       105,018
        1,800   United Technologies Corporation                                                   111,006

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                               3,278,758

---------------------------------------------------------------------------------------------------------------------------

Information Technology (18.6%)
        2,200   Adobe Systems, Inc.                                                                52,008
          900   Affiliated Computer Services, Inc. *                                               41,445
        5,660   Analog Devices, Inc. *                                                            151,688
       19,000   Applied Materials, Inc. *                                                         285,570
        8,400   BEA Systems, Inc. *                                                                67,948
        8,400   Brocade Communications Systems, Inc. *                                             57,708
       49,850   Cisco Systems, Inc. *                                                             557,323
        2,750   Computer Associates International, Inc.                                            40,865
       19,400   Dell Computer Corporation *                                                       555,034
        2,510   Electronic Arts, Inc. *                                                           163,451
       17,900   EMC Corporation *                                                                  91,469
        4,600   Extreme Networks, Inc. *                                                           19,366
        3,850   Fairchild Semiconductor International, Inc. *                                      45,815
        8,950   Flextronics International, Ltd. *                                                  74,822
        4,800   Hewlett-Packard Company                                                            75,840
       38,500   Intel Corporation                                                                 666,050
        4,750   International Business Machines Corporation                                       374,965
        3,100   Intuit, Inc. *                                                                    160,952
        2,250   Jabil Circuit, Inc. *                                                              34,718
        8,450   JDS Uniphase Corporation *                                                         18,936
        4,250   Lam Research Corporation *                                                         53,508
        2,950   Linear Technology Corporation                                                      81,538
        3,250   LSI Logic Corporation *                                                            19,175
       28,000   Lucent Technologies, Inc. *                                                        34,440
        5,400   Maxim Integrated Products, Inc.                                                   171,936
        4,050   Micron Technology, Inc. *                                                          64,800
       32,350   Microsoft Corporation *                                                         1,729,755
        5,400   Network Appliance, Inc. *                                                          48,443
       20,915   Nokia Corporation ADR                                                             347,606
        2,500   Novellus Systems, Inc. *                                                           79,000
       26,500   Oracle Corporation *                                                              270,035
        2,100   PeopleSoft, Inc. *                                                                 38,010
          450   QLogic Corporation *                                                               15,665
        5,550   QUALCOMM, Inc. *                                                                  191,585
       15,150   Sun Microsystems, Inc. *                                                           44,859
        8,700   Taiwan Semiconductor Manufacturing Company, Ltd.                                   68,034
       16,000   Texas Instruments, Inc.                                                           253,760
        2,000   VeriSign, Inc. *                                                                   16,100
        3,900   VERITAS Software Corporation *                                                     59,475
        6,500   Xilinx, Inc. *                                                                    123,435

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                    7,247,132

---------------------------------------------------------------------------------------------------------------------------

Materials (0.8%)
        1,850   Air Products and Chemicals, Inc.                                                   81,770
        3,100   Alcoa, Inc.                                                                        68,386
        2,750   International Paper Company                                                        96,058
        1,400   Rohm and Haas Company                                                              46,578

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                   292,792

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $38,247,490)                                                             38,382,611

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity      Market
    Amount      Short-Term Investments (1.6%)                                               Rate          Date         Value
------------------------------------------------------------------------------------------------------------------------------------
$ 628,579       The AAL Money Market Fund                                                    1.200%      11/01/2002   $    628,579

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                      628,579

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $38,876,069)                                                                                 $  39,011,190

------------------------------------------------------------------------------------------------------------------------------------

-------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                     The AAL Small Cap Stock Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (97.9%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (21.7%)
       89,500   Aeropostale, Inc. *                                                     $       1,071,315
       61,100   American Axle & Manufacturing Holdings, Inc. *                                  1,448,070
       96,200   AnnTaylor Stores Corporation *                                                  2,253,966
       42,700   Applebee's International, Inc.                                                  1,015,833
       62,200   Chico's FAS, Inc. *                                                             1,200,460
       71,000   Cost Plus, Inc. *                                                               2,051,971
      205,100   Emmis Communications Corporation *                                              4,475,282
       80,800   Ethan Allen Interiors, Inc.                                                     2,589,640
      132,250   Fossil, Inc. *                                                                  2,593,423
       67,400   Harman International Industries, Inc.                                           3,774,400
      113,400   Hasbro, Inc.                                                                    1,158,948
       36,000   Hughes Supply, Inc.                                                             1,229,400
      107,300   Insight Enterprises, Inc. *                                                       819,772
       43,200   Lay-Z-Boy, Inc.                                                                 1,028,160
      145,300   Linens 'n Things, Inc. *                                                        3,416,003
      149,300   Lone Star Steakhouse & Saloon, Inc.                                             3,111,412
       41,247   M.D.C. Holdings, Inc.                                                           1,548,412
       99,300   Macrovision Corporation *                                                       1,280,970
      112,000   Monaco Coach Corporation *                                                      1,813,280
       79,600   Nautica Enterprises, Inc. *                                                       891,520
        7,300   NVR, Inc. *                                                                     2,474,700
      136,500   O'Charley's, Inc. *                                                             2,689,050
       43,800   O'Reilly Automotive, Inc. *                                                     1,194,426
       65,100   OshKosh B'Gosh, Inc. *                                                          1,939,980
       17,300   Polaris Industries, Inc.                                                        1,089,727
      204,900   Radio One, Inc. *                                                               3,442,320
       24,000   RARE Hospitality International, Inc. *                                            640,320
       66,600   Ross Stores, Inc.                                                               2,787,210
       92,200   Ruby Tuesday, Inc.                                                              1,608,890
       23,500   Ryland Group, Inc.                                                                977,600
      119,000   Steak n Shake Company *                                                         1,307,810
       70,600   Toll Brothers, Inc. *                                                           1,445,888
      216,800   Tommy Hilfiger Corporation *                                                    1,636,840
      400,200   Tower Automotive, Inc. *                                                        2,121,060

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                   64,128,058

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (1.6%)
       80,600   Casey's General Stores, Inc.                                                      943,826
      124,300   NBTY, Inc. *                                                                    1,932,865
       40,600   Whole Foods Market, Inc. *                                                      1,894,152

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                          4,770,843

---------------------------------------------------------------------------------------------------------------------------

Energy (7.7%)
       27,600   Atwood Oceanics, Inc. *                                                           822,480
       43,100   Dril-Quip, Inc. *                                                                 872,775
       23,000   Evergreen Resources, Inc. *                                                       945,990
       92,100   Maverick Tube Corporation *                                                     1,174,275
      102,300   Newfield Exploration Company *                                                  3,579,477
       67,300   Offshore Logistics, Inc. *                                                      1,444,931
      101,500   Patterson-UTI Energy, Inc. *                                                    2,935,380
       79,200   Pogo Producing Company                                                          2,855,160
      101,900   Precision Drilling Corporation *                                                3,479,885
       41,100   St. Mary Land & Exploration Company                                             1,041,474
       87,600   Stone Energy Corporation *                                                      2,817,216
       36,700   TETRA Technologies, Inc. *                                                        765,195

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                   22,734,238

---------------------------------------------------------------------------------------------------------------------------

Financials (12.5%)
       78,100   Affiliated Managers Group, Inc. *                                               4,054,951
       72,224   BOK Financial Corporation *                                                     2,370,391
       61,900   Commercial Federal Corporation                                                  1,439,175
      116,700   Community First Bankshares, Inc.                                                3,198,747
       40,400   Corus Bankshares, Inc.                                                          1,798,204
       73,800   Cullen/Frost Bankers, Inc.                                                      2,555,694
       18,600   Downey Financial Corporation                                                      719,820
       29,300   East West Bancorp, Inc.                                                         1,010,850
       51,463   Fidelity National Financial, Inc.                                               1,554,183
       79,500   First American Corporation                                                      1,625,775
       41,650   First BanCorp                                                                   1,042,500
       60,000   First Midwest Bancorp, Inc.                                                     1,667,400
       97,290   Hudson United Bancorp                                                           2,962,481
       41,400   IPC Holdings, Ltd. *                                                            1,290,438
       35,400   MAF Bancorp, Inc.                                                               1,150,146
       82,700   Raymond James Financial, Inc.                                                   2,588,510
       34,100   Southwest Bancorporation of Texas, Inc. *                                         963,325
       43,800   Stewart Information Services Corporation *                                        908,850
       41,600   UICI *                                                                            606,528
       52,400   United Bankshares, Inc.                                                         1,583,528
       66,071   Washington Federal, Inc.                                                        1,629,311

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                               36,720,807

---------------------------------------------------------------------------------------------------------------------------

Health Care (10.8%)
       30,900   Accredo Health, Inc. *                                                          1,430,052
       68,600   American Medical Systems Holdings, Inc. *                                         959,714
      310,600   Bio-Technology General Corporation *                                              984,602
       51,200   Cephalon, Inc. *                                                                2,573,824
       57,700   CONMED Corporation *                                                            1,129,766
       38,400   Coventry Health Care, Inc. *                                                    1,284,864
       20,200   Diagnostic Products Corporation                                                   833,250
       60,600   Human Genome Sciences, Inc. *                                                     592,062
       71,000   IDEXX Laboratories, Inc. *                                                      2,449,500
       44,800   Medicis Pharmaceutical Corporation *                                            2,056,320
       27,200   Mid Atlantic Medical Services, Inc. *                                             990,080
       13,300   Neurocrine Biosciences, Inc. *                                                    597,170
       36,200   Pediatrix Medical Group, Inc. *                                                 1,448,000
       59,000   Pharmaceutical Product Development, Inc. *                                      1,616,600
       48,100   Renal Care Group, Inc. *                                                        1,522,365
       62,300   Respironics, Inc. *                                                             1,989,862
       66,300   STERIS Corporation *                                                            1,758,939
       16,500   Syncor International Corporation *                                                591,195
       33,500   TECHNE Corporation *                                                            1,105,500
      103,600   TheraSense, Inc. *                                                                618,492
      202,800   US Oncology, Inc. *                                                             1,624,428
       25,500   Varian Medical Systems, Inc. *                                                  1,229,610
       39,100   Vital Signs, Inc.                                                               1,221,875
       47,700   Wilson Greatbatch Technologies, Inc. *                                          1,334,169

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                              31,942,239

---------------------------------------------------------------------------------------------------------------------------

Industrials (18.3%)
       42,200   Advanced Energy Industries, Inc. *                                                511,042
       27,087   Alliant Techsystems, Inc. *                                                     1,629,283
       24,300   Arkansas Best Corporation *                                                       727,785
      147,100   Atlantic Coast Airlines Holdings, Inc. *                                        1,941,720
       50,800   Banta Corporation                                                               1,564,640
      216,900   Consolidated Graphics, Inc. *                                                   3,676,455
       25,100   Corinthian Colleges, Inc. *                                                       951,290
      143,700   Dycom Industries, Inc. *                                                        1,562,019
       45,800   Electro Scientific Industries, Inc. *                                             855,544
       37,600   EMCOR Group, Inc. *                                                             1,827,736
       80,125   Graco, Inc.                                                                     2,191,419
      207,900   Hall, Kinion & Associates, Inc. *                                               1,243,242
      122,345   Heartland Express, Inc. *                                                       2,401,632
      187,800   IDEX Corporation                                                                5,641,512
      226,100   John H. Harland Company                                                         4,329,815
       47,000   Manitowoc Company, Inc.                                                         1,108,730
      668,700   MasTec, Inc. *                                                                  1,731,933
       33,900   Mercury Computer Systems, Inc. *                                                1,022,119
       35,300   Mueller Industries, Inc. *                                                        944,275
       72,300   Nordson Corporation                                                             1,873,293
       39,300   Oshkosh Truck Corporation                                                       2,238,135
       80,200   Pentair, Inc.                                                                   2,649,808
       78,400   Regal-Beloit Corporation                                                        1,378,272
       51,600   Resources Connection, Inc. *                                                      883,392
       66,800   Robbins & Myers, Inc.                                                           1,024,712
       58,800   Shaw Group, Inc. *                                                                879,648
       93,700   SkyWest, Inc.                                                                   1,421,523
      189,100   TeleTech Holdings, Inc. *                                                       1,127,036
       21,200   Triumph Group, Inc. *                                                             521,944
       40,100   USFreightways Corporation                                                       1,126,810
       62,300   Werner Enterprises, Inc.                                                        1,274,035
       40,800   Woodward Governor Company                                                       1,551,624

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                              53,812,423

---------------------------------------------------------------------------------------------------------------------------

Information Technology (16.9%)
       33,900   Actel Corporation *                                                               548,841
      225,300   Acxiom Corporation *                                                            2,838,780
      113,300   Adaptec, Inc. *                                                                   675,268
       43,600   Anixter International, Inc. *                                                   1,005,852
      112,000   Axcelis Technologies, Inc. *                                                      602,560
       18,600   BARRA, Inc. *                                                                     667,554
       25,700   Benchmark Electronics, Inc. *                                                     572,082
       21,400   Black Box Corporation *                                                           904,792
       50,900   Brooks-PRI Automation, Inc. *                                                     778,261
       31,800   CACI International, Inc. *                                                      1,300,938
           17   California Amplifier, Inc. *                                                           62
       30,800   Cerner Corporation *                                                            1,096,788
      780,000   CIBER, Inc. *                                                                   4,196,400
       63,100   Cognex Corporation *                                                            1,196,376
       27,200   Coherent, Inc. *                                                                  480,624
       26,300   Cohu, Inc.                                                                        415,014
      208,400   Computer Network Technology Corporation *                                       1,271,240
      361,700   Credence Systems Corporation *                                                  3,012,961
       72,100   ESS Technology, Inc. *                                                            392,945
      111,800   Hyperion Solutions Corporation *                                                3,018,600
       44,700   Integrated Device Technology, Inc. *                                              441,502
       32,400   Kronos, Inc. *                                                                  1,153,440
      407,100   Methode Electronics, Inc.                                                       3,741,249
       50,000   Photronics, Inc. *                                                                607,000
      416,100   Plumtree Software, Inc. *                                                         957,030
       80,200   Power Integrations, Inc. *                                                      1,414,728
      260,000   Powerwave Technologies, Inc. *                                                  1,198,600
      170,500   RadiSys Corporation *                                                           1,140,645
       30,800   Roper Industries, Inc.                                                          1,188,880
      146,400   SPSS, Inc. *                                                                    1,554,768
      869,600   Stratex Networks, Inc. *                                                        2,000,080
      197,300   Tollgrade Communications, Inc. *                                                2,085,461
      140,100   Trimble Navigation, Ltd. *                                                      1,835,170
       37,500   Varian Semiconductor Equipment Associates, Inc. *                                 893,250
       52,300   Veeco Instruments, Inc. *                                                         626,554
      122,000   Verity, Inc. *                                                                  1,100,440
       47,200   Zebra Technologies Corporation *                                                2,903,744

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                   49,818,479

---------------------------------------------------------------------------------------------------------------------------

Materials (4.3%)
       45,200   Cambrex Corporation                                                             1,258,368
       26,500   Florida Rock Industries, Inc.                                                     928,825
      289,600   MacDermid, Inc.                                                                 5,815,168
       79,200   OM Group, Inc.                                                                    514,008
      317,400   PolyOne Corporation                                                             2,539,200
       60,800   Pope & Talbot, Inc.                                                               716,224
       63,400   Steel Dynamics, Inc. *                                                            826,102

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                12,597,895

---------------------------------------------------------------------------------------------------------------------------

Utilities (4.1%)
       27,900   CH Energy Group, Inc.                                                           1,390,815
       91,400   Energen Corporation                                                             2,550,060
       27,600   Northwest Natural Gas Company                                                     827,448
      124,837   Philadelphia Suburban Corporation                                               2,682,747
       64,000   Piedmont Natural Gas Company, Inc.                                              2,288,640
       41,100   Southwest Gas Corporation                                                         923,928
       82,800   UniSource Energy Corporation                                                    1,371,168

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                12,034,806

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $312,657,580)                                                           288,559,788

---------------------------------------------------------------------------------------------------------------------------

 Principal                                                                                 Interest     Maturity       Market
   Amount       Short-Term Investments (2.1%)                                                Rate         Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $ 6,227,522   The AAL Money Market Fund                                                  1.200%      11/01/2002  $   6,227,522

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                    6,227,522
                --------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $318,885,102)                                                                                $ 294,787,310

------------------------------------------------------------------------------------------------------------------------------------

------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                    The AAL Small Cap Index Fund II
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (98.4%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Communication Services (0.2%)
        1,100   Boston Communications Group, Inc.*                                      $          14,212
        3,500   General Communication, Inc. *                                                      16,240
        1,550   Metro One Telecommunications, Inc. *                                                6,958

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                       37,410

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (20.4%)
          800   4Kids Entertainment, Inc. *                                                        21,640
        1,000   A.T. Cross Company *                                                                6,120
        1,400   Aaron Rents, Inc.                                                                  30,170
        1,100   Action Performance Companies, Inc.                                                 22,704
        1,200   Advanced Marketing Services, Inc.                                                  20,940
        1,300   ADVO, Inc. *                                                                       39,442
        2,850   AnnTaylor Stores Corporation *                                                     66,776
        3,575   Applebee's International, Inc.                                                     85,049
        1,500   Applica, Inc. *                                                                     8,970
        1,200   Applied Industrial Technologies, Inc.                                              20,880
        1,400   Arctic Cat, Inc.                                                                   19,782
        1,800   Argosy Gaming Company *                                                            36,018
          800   Ashworth, Inc. *                                                                    4,240
        2,400   Aztar Corporation *                                                                32,424
        2,100   Bally Total Fitness Holding Corporation *                                          14,280
          700   Bassett Furniture Industries, Inc.                                                  9,149
        1,100   Brown Shoe Company, Inc.                                                           21,285
          800   Building Materials Holding Corporation *                                            9,848
        2,800   Burlington Coat Factory Warehouse Corporation                                      54,824
        1,600   Cato Corporation                                                                   29,360
        1,800   CEC Entertainment, Inc. *                                                          50,040
        3,100   Champion Enterprises, Inc. *                                                        7,192
        5,400   Chico's FAS, Inc. *                                                               104,220
        1,700   Children's Place Retail Stores, Inc. *                                             14,960
        1,700   Christopher & Banks Corporation *                                                  45,390
        1,000   Coachmen Industries, Inc.                                                          13,550
        1,700   Concord Camera Corporation *                                                        9,299
        1,500   Cost Plus, Inc. *                                                                  43,352
          800   Department 56, Inc. *                                                              10,080
        1,800   Dress Barn, Inc. *                                                                 28,260
        1,300   EDO Corporation                                                                    21,775
          800   Enesco Group, Inc. *                                                                5,600
        2,600   Ethan Allen Interiors, Inc.                                                        83,330
        2,070   Fedders Corporation                                                                 5,548
        2,300   Fleetwood Enterprises, Inc. *                                                      12,880
        1,300   Footstar, Inc. *                                                                    9,438
        2,900   Fossil, Inc. *                                                                     56,869
        1,700   Fred's, Inc.                                                                       46,395
        1,400   Genesco, Inc. *                                                                    22,344
        2,100   Goody's Family Clothing, Inc. *                                                     9,324
        1,500   Group 1 Automotive, Inc. *                                                         31,710
        1,800   Gymboree Corporation *                                                             33,048
          400   Haggar Corporation                                                                  4,327
        1,200   Hancock Fabrics, Inc.                                                              19,080
        2,200   Harman International Industries, Inc.                                             123,200
        1,400   Haverty Furniture Companies, Inc.                                                  17,976
        1,950   Hot Topic, Inc. *                                                                  38,025
        1,000   Huffy Corporation *                                                                 7,000
        1,600   Hughes Supply, Inc.                                                                54,640
        1,300   IHOP Corporation *                                                                 29,757
        1,400   Information Holdings, Inc. *                                                       21,140
        2,950   Insight Enterprises, Inc. *                                                        22,538
        3,300   Interface, Inc.                                                                    12,220
        1,600   Intermet Corporation                                                                6,400
        1,200   J. Jill Group, Inc. *                                                              25,872
        2,500   Jack in the Box, Inc. *                                                            54,225
        1,600   JAKKS Pacific, Inc. *                                                              21,184
        1,200   Jo-Ann Stores, Inc. *                                                              29,220
        1,200   K-Swiss, Inc.                                                                      30,756
        1,100   K2, Inc. *                                                                         11,000
        1,600   Kellwood Company                                                                   37,360
        1,800   Landry's Restaurants, Inc.                                                         40,968
        3,700   Lay-Z-Boy, Inc.                                                                    88,060
        1,000   Libbey, Inc.                                                                       28,210
        2,800   Linens 'n Things, Inc. *                                                           65,828
        1,400   Lone Star Steakhouse & Saloon, Inc.                                                29,176
        1,400   Luby's, Inc. *                                                                      7,280
        1,798   M.D.C. Holdings, Inc.                                                              67,497
        1,900   Marcus Corporation                                                                 27,037
        1,000   Meade Instruments Corporation *                                                     3,320
        2,700   Men's Wearhouse, Inc. *                                                            37,044
          900   Midas, Inc. *                                                                       5,940
        3,000   Midway Games, Inc. *                                                               12,180
        1,800   Monaco Coach Corporation *                                                         29,142
          500   National Presto Industries, Inc.                                                   14,500
        2,100   Nautica Enterprises, Inc. *                                                        23,520
          500   NVR, Inc. *                                                                       169,500
        1,200   O'Charley's, Inc. *                                                                23,640
        3,400   O'Reilly Automotive, Inc. *                                                        92,717
          900   OshKosh B'Gosh, Inc. *                                                             26,820
          500   Oxford Industries, Inc.                                                            11,850
        1,700   P.F. Chang's China Bistro, Inc. *                                                  58,650
        2,100   Pacific Sunwear of California, Inc. *                                              49,077
        1,900   Panera Bread Company *                                                             61,750
        3,300   Pep Boys-Manny, Moe, & Jack                                                        38,280
        1,700   Phillips-Van Heusen Corporation                                                    22,984
        1,600   Pinnacle Entertainment, Inc. *                                                     11,920
        1,500   Polaris Industries, Inc.                                                           94,485
        2,900   Prime Hospitality Corporation *                                                    23,432
        1,500   Quiksilver, Inc. *                                                                 36,015
        1,400   RARE Hospitality International, Inc. *                                             37,352
        2,900   Regis Corporation                                                                  84,738
          800   Royal Appliance Manufacturing Company *                                             3,952
        4,100   Ruby Tuesday, Inc.                                                                 71,545
        1,400   Russ Berrie and Company, Inc.                                                      45,402
        2,000   Russell Corporation                                                                31,080
        2,800   Ryan's Family Steak Houses, Inc. *                                                 28,728
        1,800   Ryland Group, Inc.                                                                 74,880
          700   Salton, Inc. *                                                                      7,525
        1,200   School Specialty, Inc. *                                                           29,016
        1,500   SCP Pool Corporation *                                                             42,750
        1,800   ShopKo Stores, Inc. *                                                              22,806
        1,100   Shuffle Master, Inc. *                                                             25,234
          600   Skyline Corporation                                                                17,424
        2,600   Sonic Corporation *                                                                60,502
          800   Standard Motor Products, Inc.                                                       8,080
        2,100   Standard Pacific Corporation                                                       50,988
        1,700   Steak n Shake Company *                                                            18,683
        2,600   Stein Mart, Inc. *                                                                 15,184
        2,700   Stride Rite Corporation                                                            23,085
        1,700   Sturm, Ruger & Company, Inc.                                                       18,683
        1,300   TBC Corporation *                                                                  15,067
          900   Thomas Nelson, Inc. *                                                               7,200
        1,900   Thor Industries, Inc.                                                              63,555
        4,500   Toll Brothers, Inc. *                                                              92,160
        2,200   Too, Inc. *                                                                        55,660
          800   Toro Company                                                                       51,088
        4,200   Tower Automotive, Inc. *                                                           22,260
        1,300   Triarc Companies, Inc. *                                                           31,200
          900   Ultimate Electronics, Inc. *                                                       11,727
        2,000   Wellman, Inc.                                                                      20,200
        1,925   Wet Seal, Inc.*                                                                    22,407
        1,300   Winnebago Industries, Inc.                                                         58,929
        2,000   WMS Industries Inc. *                                                              28,400
        2,600   Wolverine World Wide, Inc.                                                         41,886
        2,300   Zale Corporation *                                                                 67,160

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    4,291,783

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (3.3%)
        1,200   American Italian Pasta Company *                                                   41,340
        3,200   Casey's General Stores, Inc.                                                       37,472
          600   Coca-Cola Bottling Company Consolidated                                            31,968
        2,300   Corn Products International, Inc.                                                  67,781
        2,400   Delta and Pine Land Company                                                        46,008
        2,800   DIMON, Inc.                                                                        17,192
        3,500   Fleming Companies, Inc.                                                            22,540
        2,400   Great Atlantic & Pacific Tea Company, Inc. *                                       13,656
        2,200   Hain Celestial Group, Inc. *                                                       31,526
        1,200   International Multifoods Corporation *                                             23,340
          600   J & J Snack Foods Corporation *                                                    22,200
        1,800   Lance, Inc.                                                                        21,006
          700   Nash Finch Company                                                                  8,631
        1,000   Nature's Sunshine Products, Inc.                                                   11,310
        4,200   NBTY, Inc. *                                                                       65,310
        3,000   Performance Food Group Company *                                                  111,570
        1,900   Ralcorp Holdings, Inc. *                                                           42,959
        1,000   Schweitzer-Mauduit International, Inc.                                             24,790
        1,200   United Natural Foods, Inc. *                                                       29,160
        1,100   WD-40 Company                                                                      31,570

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                            701,329

---------------------------------------------------------------------------------------------------------------------------

Energy (6.2%)
          900   Atwood Oceanics, Inc. *                                                            26,820
        2,000   Cabot Oil & Gas Corporation                                                        43,720
        2,400   Cal Dive International, Inc. *                                                     52,728
        1,000   Carbo Ceramics, Inc.                                                               31,900
        2,600   Cimarex Energy Company *                                                           41,340
        1,100   Dril-Quip, Inc. *                                                                  22,275
          700   Engineered Support Systems, Inc.                                                   34,251
        1,300   Evergreen Resources, Inc. *                                                        53,469
        1,600   Frontier Oil Corporation                                                           24,016
        1,400   Hydril Company *                                                                   37,870
        3,300   Input/Output, Inc. *                                                               14,355
        1,800   Lone Star Technologies, Inc. *                                                     23,490
        2,600   Maverick Tube Corporation *                                                        33,150
        2,900   Newfield Exploration Company *                                                    101,471
        1,100   Nuevo Energy Company *                                                             14,960
        1,600   Oceaneering International, Inc. *                                                  44,320
        1,400   Offshore Logistics, Inc. *                                                         30,058
        1,825   Patina Oil & Gas Corporation                                                       53,199
        1,500   Plains Resources, Inc. *                                                           33,480
        4,000   Pogo Producing Company                                                            144,200
          800   Prima Energy Corporation *                                                         18,608
        1,600   Remington Oil and Gas Corporation *                                                24,640
        1,400   SEACOR SMIT, Inc. *                                                                57,540
        1,800   St. Mary Land & Exploration Company                                                45,612
        1,800   Stone Energy Corporation *                                                         57,888
        1,700   Swift Energy Company *                                                             12,240
          900   TETRA Technologies, Inc. *                                                         18,765
        2,500   Tom Brown, Inc. *                                                                  59,750
        2,800   Unit Corporation *                                                                 54,040
        2,000   Veritas DGC, Inc. *                                                                17,600
        4,100   Vintage Petroleum, Inc.                                                            39,360
        1,700   W-H Energy Services, Inc. *                                                        28,254

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                    1,295,369

---------------------------------------------------------------------------------------------------------------------------

Financials (13.7%)
        1,400   American Financial Holdings, Inc.                                                  42,112
        1,600   Anchor BanCorp Wisconsin, Inc.                                                     33,152
        1,400   Boston Private Financial Holdings, Inc.                                            25,774
        1,800   Capital Automotive REIT                                                            44,100
        1,500   Cash America International, Inc.                                                   13,425
        2,100   Chittenden Corporation                                                             57,456
        1,500   Colonial Properties Trust                                                          49,590
        2,900   Commercial Federal Corporation                                                     67,425
        2,500   Community First Bankshares, Inc.                                                   68,525
        3,400   Cullen/Frost Bankers, Inc.                                                        117,742
        1,400   Delphi Financial Group, Inc.                                                       54,250
        1,700   Dime Community Bancshares                                                          35,700
        1,900   Downey Financial Corporation                                                       73,530
        1,600   East West Bancorp, Inc.                                                            55,200
        1,200   Essex Property Trust, Inc.                                                         56,952
        1,200   Financial Federal Corporation *                                                    33,624
        4,600   First American Corporation                                                         94,070
        2,550   First BanCorp                                                                      63,827
        3,100   First Midwest Bancorp, Inc.                                                        86,149
          900   First Republic Bank *                                                              18,225
        1,100   FirstFed Financial Corporation *                                                   29,810
        4,800   Fremont General Corporation                                                        23,760
          700   GBC Bancorp                                                                        14,210
        1,800   Glenborough Realty Trust, Inc.                                                     32,850
        2,000   Hilb, Rogal and Hamilton Company                                                   82,000
        2,950   Hudson United Bancorp                                                              89,828
        1,800   Irwin Financial Corporation                                                        26,100
        1,800   Jefferies Group, Inc.                                                              74,970
        1,800   Kilroy Realty Corporation                                                          38,736
        1,200   LandAmerica Financial Group, Inc.                                                  42,600
        1,600   MAF Bancorp, Inc.                                                                  51,984
        1,600   New Centuty Financial Corporation                                                  33,760
        1,500   Philadelphia Consolidated Holding Corporation *                                    50,280
        1,900   Presidential Life Corporation                                                      23,370
        1,555   Provident Bankshares Corporation                                                   35,145
        3,200   Raymond James Financial, Inc.                                                     100,160
        1,800   Riggs National Corporation                                                         28,530
        1,400   RLI Corporation                                                                    39,200
          600   SCPIE Holdings, Inc.                                                                2,400
        1,500   Seacoast Financial Services Corporation                                            32,580
        1,700   Selective Insurance Group, Inc.                                                    38,080
        2,400   Shurgard Storage Centers, Inc.                                                     72,480
        2,800   South Financial Group, Inc.                                                        60,620
        2,200   Southwest Bancorporation of Texas, Inc. *                                          62,150
        3,900   Staten Island Bancorp, Inc.                                                        72,072
        2,750   Sterling Bancshares, Inc.                                                          33,743
        1,100   Stewart Information Services Corporation *                                         22,825
        2,500   Susquehanna Bancshares, Inc.                                                       53,000
        1,093   SWS Group, Inc.                                                                    14,154
        2,300   Trenwick Group, Ltd.                                                                6,624
        4,633   TrustCo Bank Corporation NY                                                        49,439
        1,400   UCBH Holdings, Inc.                                                                58,646
        3,000   UICI *                                                                             43,740
        2,800   United Bankshares, Inc.                                                            84,616
        4,089   Washington Federal, Inc.                                                          100,834
        2,650   Whitney Holding Corporation                                                        89,993
        1,200   Wintrust Financial Corporation                                                     37,596
        1,200   Zenith National Insurance Corporation                                              33,600

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                                2,877,313

---------------------------------------------------------------------------------------------------------------------------

Health Care (12.5%)
        2,050   Accredo Health, Inc. *                                                             94,874
        1,800   Advanced Medical Optics, Inc. *                                                    17,460
        3,300   Alpharma, Inc.                                                                     31,284
        1,400   Amerigroup Corporation *                                                           40,894
        1,900   AmeriPath, Inc. *                                                                  28,462
        1,400   Amsurg Corporation *                                                               39,004
        1,300   ArQule, Inc. *                                                                      7,462
        1,300   ArthroCare Corporation *                                                           14,157
        3,700   Bio-Technology General Corporation *                                               11,729
        1,000   Biosite Diagnostics, Inc. *                                                        28,880
        3,600   Cephalon, Inc. *                                                                  181,231
        1,800   CONMED Corporation *                                                               35,244
        1,000   Cooper Companies, Inc.                                                             53,000
        3,900   Coventry Health Care, Inc. *                                                      130,494
        1,250   CryoLife, Inc. *                                                                    4,838
          700   Curative Health Services, Inc. *                                                   10,465
        1,000   Datascope Corporation                                                              24,821
        1,900   Diagnostic Products Corporation                                                    78,375
          800   Dianon Systems, Inc. *                                                             32,000
        1,500   Duane Reade, Inc. *                                                                28,860
        1,812   Enzo Biochem, Inc. *                                                               26,383
        1,600   Haemonetics Corporation *                                                          33,936
        1,200   Hologic, Inc. *                                                                    14,843
        4,200   Hooper Holmes, Inc.                                                                27,930
          900   ICU Medical, Inc. *                                                                34,875
        2,200   IDEXX Laboratories, Inc. *                                                         75,900
        1,000   IMPATH, Inc. *                                                                     16,051
        1,300   Inamed Corporation *                                                               34,658
        2,100   Invacare Corporation                                                               66,360
        1,400   MAXIMUS, Inc. *                                                                    28,532
        1,800   Medicis Pharmaceutical Corporation *                                               82,620
        1,600   Mentor Corporation                                                                 60,640
        1,600   MGI PHARMA, Inc. *                                                                 12,016
        3,100   Mid Atlantic Medical Services, Inc. *                                             112,840
        1,400   Noven Pharmaceuticals, Inc. *                                                      17,934
        3,300   Orthodontic Centers of America, Inc. *                                             31,482
        1,000   Osteotech, Inc. *                                                                   5,550
        2,200   Owens & Minor, Inc.                                                                32,384
        1,600   PAREXEL International Corporation *                                                19,218
        1,700   Pediatrix Medical Group, Inc. *                                                    68,000
        3,500   Pharmaceutical Product Development, Inc. *                                         95,900
          800   PolyMedica Corporation *                                                           22,488
        2,800   Priority Healthcare Corporation *                                                  68,012
        3,100   Province Healthcare Company *                                                      40,455
        2,800   Regeneron Pharmaceuticals, Inc. *                                                  42,364
        1,100   RehabCare Group, Inc. *                                                            23,133
        3,200   Renal Care Group, Inc. *                                                          101,280
        2,100   ResMed, Inc. *                                                                     70,917
        2,200   Respironics, Inc. *                                                                70,268
        1,800   Sierra Health Services, Inc. *                                                     22,662
        1,500   Sola International, Inc. *                                                         18,735
        1,500   Sunrise Assisted Living, Inc. *                                                    31,200
        1,200   SurModics, Inc. *                                                                  41,064
        2,400   Sybron Dental Specialties, Inc. *                                                  34,680
        1,700   Syncor International Corporation *                                                 60,911
        2,700   Techne Corporation *                                                               89,100
        1,900   Theragenics Corporation *                                                           8,208
        5,900   US Oncology, Inc. *                                                                47,259
        1,700   Viasys Healthcare, Inc. *                                                          27,336
          900   Vital Signs, Inc.                                                                  28,125

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                               2,639,783

---------------------------------------------------------------------------------------------------------------------------

Industrials (20.1%)
        1,800   A.O. Smith Corporation                                                             39,528
        2,000   AAR Corporation                                                                     7,820
        3,100   ABM Industries, Inc.                                                               45,539
        2,600   Acuity Brands, Inc.                                                                31,174
        1,800   Administaff, Inc. *                                                                10,944
        2,000   Advanced Energy Industries, Inc. *                                                 24,220
        3,800   Aeroflex, Inc. *                                                                   22,002
        2,562   Alliant Techsystems, Inc. *                                                       154,104
          600   Angelica Corporation                                                               14,010
        1,800   Apogee Enterprises, Inc.                                                           21,294
        2,000   Arbitron, Inc. *                                                                   68,300
        1,700   Arkansas Best Corporation *                                                        50,915
        1,900   Armor Holdings, Inc. *                                                             29,089
        2,400   Artesyn Technologies, Inc. *                                                        4,272
        1,200   Astec Industries, Inc. *                                                           11,004
        1,350   AstroPower, Inc. *                                                                 10,719
        2,900   Atlantic Coast Airlines Holdings, Inc. *                                           38,280
        2,300   B/E Aerospace, Inc. *                                                               7,038
        2,200   Baldor Electric Company                                                            41,382
        1,200   Barnes Group, Inc.                                                                 25,560
        1,600   Belden, Inc.                                                                       22,160
        2,100   Bowne & Company, Inc.                                                              21,000
        1,500   Brady Corporation                                                                  49,485
        1,500   Briggs & Stratton Corporation                                                      57,675
          400   Butler Manufacturing Company                                                        8,092
        1,600   C&D Technologies, Inc.                                                             25,520
        1,200   CDI Corporation *                                                                  31,908
        2,300   Central Parking Corporation                                                        53,429
          700   Chemed Corporation                                                                 24,675
        1,700   CLARCOR, Inc.                                                                      52,547
          800   Consolidated Graphics, Inc. *                                                      13,560
        2,800   Corinthian Colleges, Inc. *                                                       106,119
          500   CPI Corporation                                                                     6,875
        1,100   Cuno, Inc. *                                                                       34,188
          700   Curtiss-Wright Corporation                                                         43,281
        1,400   Dionex Corporation *                                                               43,134
        1,100   DRS Technologies, Inc. *                                                           36,454
        3,000   eFunds Corporation *                                                               26,460
        1,800   Electro Scientific Industries, Inc. *                                              33,624
        1,200   ElkCorp                                                                            18,912
        1,000   EMCOR Group, Inc. *                                                                48,610
        1,300   Esterline Technologies Corporation *                                               23,595
        2,200   FactSet Research Systems, Inc.                                                     60,170
          900   Flow International Corporation *                                                    2,259
        1,400   Forward Air Corporation *                                                          24,262
        1,900   Frontier Airlines, Inc. *                                                          11,305
        1,400   G & K Services, Inc. *                                                             44,969
        1,000   Gardner Denver, Inc. *                                                             14,970
        2,700   GenCorp, Inc.                                                                      22,086
        2,340   Global Payments, Inc.                                                              66,105
        3,050   Graco, Inc.                                                                        83,418
        2,120   Griffon Corporation *                                                              24,486
          700   Hall, Kinion & Associates, Inc. *                                                   4,186
        3,201   Heartland Express, Inc. *                                                          62,835
        1,100   Heidrick & Struggles International, Inc. *                                         13,684
        2,200   IDEX Corporation                                                                   66,087
        1,200   Imagistics International, Inc. *                                                   22,332
        1,900   Information Resources, Inc. *                                                       5,700
        1,700   Insituform Technologies, Inc. *                                                    27,047
          800   Insurance Auto Auctions, Inc. *                                                    12,800
        1,100   Ionics, Inc. *                                                                     25,003
        2,900   ITT Educational Services, Inc. *                                                   63,365
        2,700   JLG Industries, Inc.                                                               21,465
        1,900   John H. Harland Company                                                            36,385
        1,400   Kaman Corporation *                                                                15,652
        3,900   Kansas City Southern *                                                             54,600
        1,500   Kirby Corporation *                                                                35,415
        2,400   Knight Transportation, Inc. *                                                      47,376
        2,500   Kroll, Inc. *                                                                      48,700
        2,600   Labor Ready, Inc. *                                                                17,888
        1,100   Landstar System, Inc. *                                                            53,614
          600   Lawson Products, Inc.                                                              17,219
        3,700   Lennox International, Inc.                                                         47,878
          800   Lindsay Manufacturing Company                                                      19,256
        1,000   Lydall, Inc. *                                                                     11,400
        1,400   MagneTek, Inc. *                                                                    6,692
        1,700   Manitowoc Company, Inc.                                                            40,103
          800   MemberWorks, Inc. *                                                                13,872
        1,500   Mercury Computer Systems, Inc. *                                                   45,227
        2,100   Mesa Air Group, Inc. *                                                             11,571
        1,000   Midwest Express Holdings, Inc. *                                                    6,540
        2,100   Milacron, Inc.                                                                     11,970
          900   Mobile Mini, Inc. *                                                                13,050
        2,200   Mueller Industries, Inc. *                                                         58,850
        1,600   NCO Group, Inc. *                                                                  21,968
        2,200   NDCHealth Corporation                                                              38,830
          800   New England Business Service, Inc.                                                 18,016
        1,700   On Assignment, Inc. *                                                              14,452
        1,100   Oshkosh Truck Corporation                                                          62,645
        2,500   Paxar Corporation *                                                                36,050
        1,600   Pegasus Solutions, Inc. *                                                          17,440
          800   Planar Systems Inc. *                                                              14,696
        1,200   Pre-Paid Legal Services, Inc. *                                                    25,872
        4,100   PRG-Schultz International, Inc. *                                                  38,261
        1,600   Regal-Beloit Corporation                                                           28,128
        2,000   Reliance Steel & Aluminum Company                                                  41,900
        1,300   Roadway Corporation                                                                52,091
          900   Robbins & Myers, Inc.                                                              13,806
        2,700   Shaw Group, Inc. *                                                                 40,392
        1,600   Simpson Manufacturing Company, Inc. *                                              56,480
        3,700   SkyWest, Inc.                                                                      56,133
        1,100   SOURCECORP, Inc. *                                                                 25,223
        3,800   Spherion Corporation *                                                             23,142
          800   SPS Technologies, Inc. *                                                           19,440
        1,800   Standard Register Company                                                          41,742
          800   Standex International Corporation                                                  16,920
        1,800   Stewart & Stevenson Services, Inc.                                                 19,710
        3,400   Tetra Tech, Inc. *                                                                 30,192
        1,100   Thomas Industries, Inc.                                                            31,669
        3,900   Timken Company                                                                     71,058
        1,300   Titan International, Inc.                                                           2,145
        2,400   Tredegar Corporation                                                               30,960
        1,000   Triumph Group, Inc. *                                                              24,620
        2,200   United Stationers, Inc. *                                                          65,406
        1,100   Universal Forest Products, Inc.                                                    19,657
        1,900   URS Corporation *                                                                  36,024
        1,800   USFreightways Corporation                                                          50,580
        1,500   Valmont Industries, Inc.                                                           37,800
        2,700   Vicor Corporation *                                                                17,955
        1,000   Volt Information Sciences, Inc. *                                                  13,350
        1,400   Wabash National Corporation                                                         6,580
        1,900   Waste Connections, Inc. *                                                          69,502
        1,700   Watsco, Inc.                                                                       27,200
        2,100   Watson Wyatt & Company Holdings *                                                  41,475
        1,700   Watts Industries, Inc.                                                             27,999
        4,133   Werner Enterprises, Inc.                                                           84,520
          700   Wolverine Tube, Inc. *                                                              3,584
          800   Woodward Governor Company                                                          30,424
        1,900   Yellow Corporation *                                                               52,611

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                               4,228,937

---------------------------------------------------------------------------------------------------------------------------

Information Technology (13.4%)
        1,500   Actel Corporation *                                                                24,285
        6,900   Adaptec, Inc. *                                                                    41,124
        1,900   Allen Telecom, Inc. *                                                              11,742
        2,400   Alliance Semiconductor Corporation *                                               10,008
        2,700   American Management Systems, Inc. *                                                32,454
          900   Analogic Corporation                                                               35,973
        1,500   Analysts International Corporation *                                                2,700
        2,400   Anixter International, Inc. *                                                      55,368
          900   ANSYS, Inc. *                                                                      17,640
        1,900   ATMI, Inc. *                                                                       34,941
        1,500   Audiovox Corporation *                                                             11,955
        1,700   Avid Technology, Inc. *                                                            23,953
        1,400   Aware, Inc. *                                                                       3,500
        6,300   Axcelis Technologies, Inc. *                                                       33,894
        1,350   BARRA, Inc. *                                                                      48,452
          900   BEI Technologies, Inc.                                                              9,891
          700   Bel Fuse, Inc.                                                                     13,292
        1,200   Bell Microproducts, Inc. *                                                          6,564
        1,600   Benchmark Electronics, Inc. *                                                      35,616
        1,300   Black Box Corporation *                                                            54,964
        2,100   Brooks-PRI Automation, Inc. *                                                      32,109
          700   Brooktrout, Inc. *                                                                  3,430
        2,300   C-COR.net Corporation *                                                             9,540
        2,850   Cable Design Technologies Corporation *                                            13,965
        1,900   CACI International, Inc. *                                                         77,729
        2,000   Captaris, Inc. *                                                                    3,600
        1,500   Carreker Corporation *                                                              9,839
          800   Catapult Communications Corporation *                                              10,352
        2,300   Cerner Corporation *                                                               81,903
        2,000   Checkpoint Systems, Inc. *                                                         20,200
        4,100   CIBER, Inc. *                                                                      22,058
        2,800   Cognex Corporation *                                                               53,088
        1,900   Coherent, Inc. *                                                                   33,573
        1,300   Cohu, Inc.                                                                         20,514
        1,300   Computer Task Group, Inc. *                                                         3,666
          700   Concerto Software, Inc. *                                                           4,487
        1,100   Concord Communications, Inc. *                                                      8,041
        2,100   CTS Corporation                                                                    12,600
        2,200   Cymer, Inc. *                                                                      55,264
        2,500   Dendrite International, Inc. *                                                     15,425
        1,400   Digi International, Inc. *                                                          2,842
        1,700   DSP Group Inc. *                                                                   24,312
        1,100   DuPont Photomasks, Inc. *                                                          22,979
        2,800   ESS Technology, Inc. *                                                             15,260
        2,500   Exar Corporation *                                                                 31,500
        3,341   Fair, Isaac and Company, Inc.                                                     128,528
        2,300   FileNET Corporation *                                                              24,955
        1,100   FLIR Systems, Inc. *                                                               52,063
        1,400   Gerber Scientific, Inc. *                                                           5,390
        3,800   Harmonic, Inc. *                                                                    6,802
        1,600   Helix Technology Corporation                                                       16,368
        1,600   Hutchinson Technology, Inc. *                                                      33,264
        2,100   Hyperion Solutions Corporation *                                                   56,700
        1,600   Inter-Tel, Inc.                                                                    43,248
        1,023   Intermagnetics General Corporation *                                               19,519
        1,300   Itron, Inc. *                                                                      28,197
        1,800   JDA Software Group, Inc. *                                                         15,750
        1,000   Keithley Instruments, Inc.                                                          8,800
        4,400   Kopin Corporation *                                                                16,324
        1,300   Kronos, Inc. *                                                                     46,280
        3,100   Kulicke and Soffa Industries, Inc. *                                               11,625
        1,800   Manhattan Associates, Inc. *                                                       40,464
          900   MapInfo Corporation *                                                               5,436
        2,300   Methode Electronics, Inc.                                                          21,137
        1,100   MICROS Systems, Inc. *                                                             22,836
        1,800   Microsemi Corporation *                                                            13,374
        1,500   MRO Software, Inc. *                                                               10,890
        2,200   Netegrity, Inc. *                                                                   4,224
        1,400   Network Equipment Technologies, Inc. *                                              4,900
        1,900   NYFIX, Inc. *                                                                       7,296
        1,200   Park Electrochemical Corporation                                                   21,660
        1,300   PCTEL, Inc. *                                                                       8,840
        1,600   Pericom Semiconductor Corporation *                                                13,758
        1,600   Phoenix Technologies, Ltd. *                                                        8,896
        1,100   Photon Dynamics, Inc. *                                                            23,606
        2,000   Photronics, Inc. *                                                                 24,280
        3,800   Pinnacle Systems, Inc. *                                                           45,182
        2,000   Pioneer-Standard Electronics, Inc.                                                 14,000
        1,800   Power Integrations, Inc. *                                                         31,752
        2,200   Progress Software Corporation *                                                    27,456
        1,000   QRS Corporation *                                                                   4,980
        1,700   Radiant Systems, Inc. *                                                            18,394
        1,100   RadiSys Corporation *                                                               7,359
        1,700   Rainbow Technologies, Inc. *                                                       10,370
        1,000   Rogers Corporation *                                                               24,980
        2,100   Roper Industries, Inc.                                                             81,060
        1,200   Roxio, Inc. *                                                                       3,673
        1,000   Rudolph Technologies, Inc. *                                                       17,080
          900   SBS Technologies, Inc. *                                                            7,470
        1,000   SCM Microsystems, Inc. *                                                            5,850
        2,600   SERENA Software, Inc. *                                                            41,496
        8,900   Skyworks Solutions, Inc. *                                                         63,190
        1,000   SPSS, Inc. *                                                                       10,620
        1,000   Standard Microsystems Corporation *                                                19,170
          900   StarTek, Inc. *                                                                    21,717
          800   Supertex, Inc. *                                                                   10,647
        2,750   Symmetricom, Inc. *                                                                 8,498
        2,100   Systems & Computer Technology Corporation *                                        19,782
        2,500   Take-Two Interactive Software, Inc. *                                              64,450
          900   TALX Corporation                                                                   12,060
        2,500   Technitrol, Inc.                                                                   36,575
        2,000   Teledyne Technologies, Inc. *                                                      28,900
        2,500   THQ, Inc. *                                                                        36,150
        1,300   Three-Five Systems, Inc. *                                                          7,410
          800   Tollgrade Communications, Inc. *                                                    8,456
        1,800   Trimble Navigation, Ltd. *                                                         23,578
        1,400   Ultratech Stepper, Inc. *                                                          12,320
        2,100   Varian Semiconductor Equipment Associates, Inc. *                                  50,022
        1,800   Veeco Instruments, Inc. *                                                          21,564
        2,200   Verity, Inc. *                                                                     19,844
        1,600   ViaSat, Inc. *                                                                     12,933
        1,300   X-Rite, Inc.                                                                       10,296
        2,100   Zebra Technologies Corporation *                                                  129,192
        1,100   ZixIt Corporation *                                                                 4,455

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                    2,814,933

---------------------------------------------------------------------------------------------------------------------------

Materials (4.4%)
          900   A.M. Castle & Company                                                               5,643
        2,300   AptarGroup, Inc.                                                                   64,239
        1,400   Arch Chemicals, Inc.                                                               26,166
        1,000   Brush Engineered Materials, Inc. *                                                  5,400
        2,300   Buckeye Technologies, Inc. *                                                       14,352
        1,700   Cambrex Corporation                                                                47,328
        1,800   Caraustar Industries, Inc.                                                         16,272
        1,300   Century Aluminum Company                                                            8,255
          900   ChemFirst, Inc.                                                                    25,623
        1,000   Chesapeake Corporation                                                             15,300
          700   Cleveland-Cliffs, Inc.                                                             14,140
        1,800   Commercial Metals Company                                                          29,322
        1,000   Commonwealth Industries, Inc.                                                       6,170
          800   Deltic Timber Corporation                                                          21,104
        1,950   Florida Rock Industries, Inc.                                                      68,348
        2,100   Georgia Gulf Corporation                                                           45,675
          900   IMCO Recycling, Inc. *                                                              4,995
        2,100   MacDermid, Inc.                                                                    42,168
        4,800   Massey Energy Company                                                              36,720
          900   Material Sciences Corporation *                                                     9,864
        1,880   Myers Industries, Inc.                                                             23,124
        1,900   OM Group, Inc.                                                                     12,331
        2,500   OMNOVA Solutions, Inc. *                                                            9,975
          500   Penford Corporation                                                                 7,290
        5,900   PolyOne Corporation                                                                47,200
        1,000   Pope & Talbot, Inc.                                                                11,780
          600   Quaker Chemical Corporation                                                        12,870
        1,100   Quanex Corporation                                                                 39,094
        2,200   Rock-Tenn Company                                                                  31,130
        1,300   RTI International Metals, Inc. *                                                   13,455
        1,600   Ryerson Tull, Inc.                                                                 11,200
        2,000   Scotts Company *                                                                   95,200
        3,000   Steel Dynamics, Inc. *                                                             39,090
          600   Steel Technologies, Inc.                                                           13,098
        2,800   Stillwater Mining Company *                                                        22,372
        1,400   Texas Industries, Inc.                                                             33,950

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                   930,243

---------------------------------------------------------------------------------------------------------------------------

Utilities (4.2%)
        1,000   American States Water Company                                                      26,800
        2,700   Atmos Energy Corporation                                                           59,400
        3,100   Avista Corporation                                                                 31,930
          700   Cascade Natural Gas Corporation                                                    13,503
          700   Central Vermont Public Service Corporation                                         12,544
        1,100   CH Energy Group, Inc.                                                              54,835
        3,200   El Paso Electric Company *                                                         34,976
        2,200   Energen Corporation                                                                61,380
          400   Green Mountain Power Corporation                                                    7,132
        1,200   Laclede Group, Inc.                                                                28,320
        1,800   New Jersey Resources Corporation                                                   56,844
        1,700   Northwest Natural Gas Company                                                      50,966
        2,400   NorthWestern Corporation                                                           20,400
        1,000   NUI Corporation                                                                    12,440
        4,381   Philadelphia Suburban Corporation                                                  94,148
        2,200   Piedmont Natural Gas Company, Inc.                                                 78,672
        3,465   Southern Union Company *                                                           42,758
        2,100   Southwest Gas Corporation                                                          47,208
        1,600   Southwestern Energy Company *                                                      17,984
        1,800   UGI Corporation                                                                    69,822
        1,000   UIL Holdings Corporation                                                           30,200
        2,100   UniSource Energy Corporation                                                       34,776

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                   887,038

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $23,444,784)                                                             20,704,138

---------------------------------------------------------------------------------------------------------------------------

   Principal                                                                              Interest      Maturity       Market
     Amount     Short-Term Investments (1.6%)                                               Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $   329,189   The AAL Money Market Fund                                                  1.200%      11/01/2002   $    329,189

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                      329,189

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $23,773,973)                                                                                  $ 21,033,327

------------------------------------------------------------------------------------------------------------------------------------

-------------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial  statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                     The AAL Small Cap Value Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (96.5%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary (19.7%)
       11,000   Aeropostale, Inc. *                                                     $         131,670
        9,400   AnnTaylor Stores Corporation *                                                    220,242
       10,100   Arctic Cat, Inc.                                                                  142,713
       16,600   Cost Plus, Inc. *                                                                 479,757
       41,100   Cutter & Buck, Inc. *                                                             147,960
      126,200   Deckers Outdoor Corporation *                                                     469,464
       12,900   Ethan Allen Interiors, Inc.                                                       413,445
       24,000   Guess ?, Inc. *                                                                   109,920
       79,100   Interface, Inc.                                                                   292,907
        8,800   KB Home                                                                           415,360
        5,600   Lear Corporation *                                                                204,680
       16,300   Lone Star Steakhouse & Saloon, Inc.                                               339,692
        9,580   M.D.C. Holdings, Inc.                                                             359,633
       28,500   Monaco Coach Corporation *                                                        461,415
       18,500   O'Charley's, Inc. *                                                               364,450
        9,300   Ross Stores, Inc.                                                                 389,205
        9,000   Toll Brothers, Inc. *                                                             184,320
       58,800   Tower Automotive, Inc. *                                                          311,640
       41,700   Visteon Corporation                                                               274,803

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    5,713,276

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (1.8%)
       21,500   Schweitzer-Mauduit International, Inc.                                            532,985

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                            532,985

---------------------------------------------------------------------------------------------------------------------------

Energy (10.2%)
       18,000   Maverick Tube Corporation *                                                       229,500
       17,100   Newfield Exploration Company *                                                    598,329
       12,100   Offshore Logistics, Inc. *                                                        259,787
       15,900   Patterson-UTI Energy, Inc. *                                                      459,828
       17,200   Pogo Producing Company                                                            620,060
        2,500   Precision Drilling Corporation *                                                   85,375
       22,900   TETRA Technologies, Inc. *                                                        477,465
        9,800   XTO Energy, Inc.                                                                  235,690

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                    2,966,034

---------------------------------------------------------------------------------------------------------------------------

Financials (18.3%)
       15,300   Affiliated Managers Group, Inc. *                                                 794,376
       28,700   Allegiant Bancorp, Inc.                                                           492,492
       13,600   Bank of the Ozarks, Inc.                                                          314,024
       17,421   BOK Financial Corporation *                                                       571,757
       11,700   Corus Bankshares, Inc.                                                            520,767
        6,400   Downey Financial Corporation                                                      247,680
       18,100   Fidelity National Financial, Inc.                                                 546,620
       17,600   Greater Bay Bancorp                                                               268,224
       17,600   HCC Insurance Holdings, Inc.                                                      431,728
       12,300   IBERIABANK Corporation                                                            453,255
        4,500   Nara Bancorp, Inc.                                                                 88,020
        6,400   Penns Woods Bancorp, Inc.                                                         212,800
       12,700   SL Green Realty Corporation                                                       370,586

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                                5,312,329

---------------------------------------------------------------------------------------------------------------------------

Health Care (3.1%)
       12,100   Alpharma, Inc.                                                                    114,708
       56,300   Bio-Technology General Corporation *                                              178,471
       15,000   CONMED Corporation *                                                              293,700
        3,100   Coventry Health Care, Inc. *                                                      103,726
        4,500   Health Net, Inc. *                                                                105,300
        3,100   Syncor International Corporation *                                                111,073

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                                 906,978

---------------------------------------------------------------------------------------------------------------------------

Industrials (23.1%)
       13,200   Arkansas Best Corporation *                                                       395,340
       82,800   Artesyn Technologies, Inc. *                                                      147,384
       16,000   Atlantic Coast Airlines Holdings, Inc. *                                          211,200
       34,400   Circor International, Inc.                                                        476,440
       34,800   Consolidated Graphics, Inc. *                                                     589,860
        7,900   EMCOR Group, Inc. *                                                               384,019
       13,500   Griffon Corporation *                                                             155,925
       61,700   Hall, Kinion & Associates, Inc. *                                                 368,966
       21,300   HON INDUSTRIES, Inc.                                                              544,215
       17,200   IDEX Corporation                                                                  516,688
       51,000   MasTec, Inc. *                                                                    132,090
       11,700   Mueller Industries, Inc. *                                                        312,975
        3,600   Oshkosh Truck Corporation                                                         205,020
       22,700   Regal-Beloit Corporation                                                          399,066
       21,200   Robbins & Myers, Inc.                                                             325,208
        8,000   Shaw Group, Inc. *                                                                119,680
       18,900   SkyWest, Inc.                                                                     286,732
       18,700   Thomas Industries, Inc.                                                           538,373
       10,200   USFreightways Corporation                                                         286,620
       14,900   Werner Enterprises, Inc.                                                          304,705

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                               6,700,506

---------------------------------------------------------------------------------------------------------------------------

Information Technology (13.0%)
       30,100   Acxiom Corporation *                                                              379,260
      183,700   ADC Telecommunications, Inc. *                                                    290,246
       10,300   Advanced Fibre Communications, Inc. *                                             166,644
       17,100   Brooks-PRI Automation, Inc. *                                                     261,459
       62,200   CIBER, Inc. *                                                                     334,636
       44,600   Credence Systems Corporation *                                                    371,518
       13,600   Integrated Device Technology, Inc. *                                              134,327
       18,300   International Rectifier Corporation *                                             316,041
      115,900   Management Network Group, Inc. *                                                  156,465
       35,100   Methode Electronics, Inc.                                                         322,569
       66,700   MoldFlow Corporation *                                                            367,517
        4,500   Novellus Systems, Inc. *                                                          142,200
       34,300   SPSS, Inc. *                                                                      364,266
       17,100   Tollgrade Communications, Inc. *                                                  180,747

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                    3,787,895

---------------------------------------------------------------------------------------------------------------------------

Materials (5.3%)
       14,500   Lafarge North America, Inc.                                                       429,925
       25,300   MacDermid, Inc.                                                                   508,024
       10,600   Nova Chemicals Corporation                                                        209,880
       19,000   OM Group, Inc.                                                                    123,310
       33,800   PolyOne Corporation                                                               270,400

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                 1,541,539

---------------------------------------------------------------------------------------------------------------------------

Utilities (2.0%)
       21,300   Energen Corporation                                                               594,270

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                   594,270

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $31,550,876)                                                             28,055,812

---------------------------------------------------------------------------------------------------------------------------

 Principal                                                                                Interest      Maturity       Market
   Amount       Short-Term Investments (3.5%)                                               Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $ 1,012,292   The AAL Money Market Fund                                                  1.200%      11/01/2002   $  1,012,292

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                    1,012,292

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $32,563,168)                                                                                  $ 29,068,104

------------------------------------------------------------------------------------------------------------------------------------

--------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                      The AAL Mid Cap Stock Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (96.8%)                                                        Market Value
---------------------------------------------------------------------------------------------------------------------------
Communication Services (0.4%)
       50,900   Telephone and Data Systems, Inc.                                        $       2,590,810

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                    2,590,810

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (17.1%)
       90,800   American Axle & Manufacturing Holdings, Inc. *                                  2,151,960
      129,500   Applebee's International, Inc.                                                  3,080,805
      280,400   Belo Corporation                                                                6,477,240
      260,400   BJ's Wholesale Club, Inc. *                                                     5,265,288
      134,500   Brinker International, Inc. *                                                   3,818,455
       92,400   CDW Computer Centers, Inc. *                                                    4,899,048
      428,700   Charter Communications, Inc. *                                                    484,002
      168,300   Coach, Inc. *                                                                   5,006,925
      204,450   Darden Restaurants, Inc.                                                        3,880,461
      185,000   Emmis Communications Corporation *                                              4,036,700
       50,900   Entercom Communications Corporation *                                           2,505,298
      308,800   Family Dollar Stores, Inc.                                                      9,507,952
      316,200   Hilton Hotels Corporation                                                       3,889,260
      127,700   Insight Communications Company, Inc. *                                          1,243,798
      101,900   KB Home                                                                         4,809,680
      104,800   Lamar Advertising Company *                                                     3,556,912
       62,900   Lennar Corporation                                                              3,470,193
      278,100   Linens 'n Things, Inc. *                                                        6,538,131
      263,300   Macrovision Corporation *                                                       3,396,570
      107,000   Mattel, Inc.                                                                    1,964,520
      200,100   MGM Mirage *                                                                    6,223,110
      181,500   Pixar Animation Studios *                                                       9,261,945
      149,600   Radio One, Inc. *                                                               2,495,328
      160,200   Reader's Digest Association, Inc.                                               2,604,852
      213,900   Reebok International, Ltd. *                                                    6,042,675
      194,000   Ross Stores, Inc.                                                               8,118,900
        9,600   Washington Post Company                                                         6,987,840

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                  121,717,848

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (3.2%)
      125,800   Dean Foods Company *                                                            4,716,242
       83,200   Hershey Foods Corporation                                                       5,413,824
      374,100   Hormel Foods Corporation                                                        9,053,220
      321,300   Tyson Foods, Inc.                                                               3,556,791

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                         22,740,077

---------------------------------------------------------------------------------------------------------------------------

Energy (9.0%)
       78,600   Cooper Cameron Corporation *                                                    3,664,332
      165,800   ENSCO International, Inc.                                                       4,483,232
      231,700   EOG Resources, Inc.                                                             8,579,851
       47,200   Murphy Oil Corporation                                                          3,956,776
      135,625   Nabors Industries, Ltd.                                                         4,742,806
      153,400   Noble Corporation *                                                             4,957,888
      246,100   Patterson-UTI Energy, Inc. *                                                    7,117,212
       64,300   Precision Drilling Corporation *                                                2,195,845
      176,400   Pride International, Inc. *                                                     2,448,432
      113,600   Smith International, Inc. *                                                     3,551,136
      201,300   Valero Energy Corporation                                                       7,087,773
      152,500   Varco International, Inc. *                                                     2,507,100
      131,900   Weatherford International, Ltd. *                                               5,281,276
      134,500   XTO Energy, Inc.                                                                3,234,725

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                   63,808,384

---------------------------------------------------------------------------------------------------------------------------

Financials (21.8%)
      527,300   Banknorth Group, Inc.                                                          12,217,541
      204,000   CIT Group, Inc.                                                                 3,633,240
      212,800   City National Corporation                                                       9,629,200
      214,700   Compass Bancshares, Inc.                                                        6,934,810
      174,400   Countrywide Credit Industries, Inc.*                                            8,774,064
      323,616   Fidelity National Financial, Inc.                                               9,773,203
       88,900   Greater Bay Bancorp                                                             1,354,836
      170,100   GreenPoint Financial Corporation                                                7,411,257
      394,700   LaBranche & Company, Inc. *                                                    10,660,847
       94,900   M&T Bank Corporation                                                            7,774,208
      338,700   National Commerce Financial Corporation                                         8,291,376
      202,300   North Fork Bancorporation, Inc.                                                 7,780,458
      329,200   PMI Group, Inc.                                                                 9,810,160
      320,700   Protective Life Corporation                                                     9,165,606
       59,400   Public Storage, Inc.                                                            1,747,548
      161,400   S&P 400 Mid-Cap Depository Receipts                                            12,526,254
      113,000   SEI Investments Company                                                         3,015,970
       95,300   Simon Property Group, Inc.                                                      3,254,495
      286,900   TCF Financial Corporation                                                      12,176,036
      220,200   Zions Bancorporation                                                            8,854,242

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                              154,785,351

---------------------------------------------------------------------------------------------------------------------------

Health Care (12.2%)
      124,400   Anthem, Inc. *                                                                  7,837,200
      118,400   Beckman Coulter, Inc.                                                           3,297,440
      101,900   Cytyc Corporation *                                                             1,065,874
       63,800   Edwards Lifesciences Corporation *                                              1,639,022
       82,600   Express Scripts, Inc. *                                                         4,489,310
      181,700   Gilead Sciences, Inc. *                                                         6,312,258
      168,600   Health Net, Inc. *                                                              3,945,240
      165,000   IDEC Pharmaceuticals Corporation *                                              7,593,300
      646,975   IVAX Corporation *                                                              8,119,536
      166,900   MedImmune, Inc. *                                                               4,264,295
      259,500   Millennium Pharmaceuticals, Inc. *                                              1,930,680
      132,900   Mylan Laboratories, Inc.                                                        4,182,363
       99,700   Quest Diagnostics, Inc. *                                                       6,363,851
      124,700   Sicor, Inc. *                                                                   1,856,783
       95,400   STERIS Corporation *                                                            2,530,962
      243,200   Universal Health Services, Inc. *                                              11,790,336
      224,900   Zimmer Holdings, Inc. *                                                         9,270,378

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                              86,488,828

---------------------------------------------------------------------------------------------------------------------------

Industrials (10.7%)
      139,625   Alliant Techsystems, Inc. *                                                     8,398,444
       97,800   American Standard Companies, Inc.*                                              6,523,260
      217,200   CheckFree Corporation *                                                         3,536,016
      122,600   DST Systems, Inc. *                                                             3,769,950
      184,500   Fiserv, Inc. *                                                                  5,763,780
      131,200   Manpower, Inc.                                                                  4,473,920
      367,100   Nordson Corporation                                                             9,511,561
      607,600   Republic Services, Inc. *                                                      12,504,408
      363,900   Shaw Group, Inc. *                                                              5,443,944
      219,600   SPX Corporation *                                                               9,225,396
      262,900   Valassis Communications, Inc. *                                                 6,782,820

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                              75,933,499

---------------------------------------------------------------------------------------------------------------------------

Information Technology (11.9%)
      103,400   Adobe Systems, Inc.                                                             2,444,376
      300,000   Advanced Fibre Communications, Inc.*                                            4,853,700
      174,200   Affiliated Computer Services, Inc. *                                            8,021,910
      169,400   Analog Devices, Inc. *                                                          4,539,920
      159,700   Apple Computer, Inc. *                                                          2,566,379
      260,800   ATI Technologies, Inc. *                                                        1,674,336
      283,100   BEA Systems, Inc. *                                                             2,289,996
      296,400   Cadence Design Systems, Inc. *                                                  3,002,532
      122,300   Cypress Semiconductor Corporation *                                               687,326
       82,700   Electronic Arts, Inc. *                                                         5,385,424
       29,000   Harris Corporation                                                                765,020
      156,200   Integrated Device Technology, Inc. *                                            1,542,787
      207,500   Intuit, Inc. *                                                                 10,773,400
      233,800   Lam Research Corporation *                                                      2,943,542
      400,100   Lawson Software, Inc. *                                                         1,580,395
      507,100   Legato Systems, Inc. *                                                          1,845,845
      117,000   McDATA Corporation*                                                               769,860
      247,750   Microchip Technology, Inc.                                                      6,045,100
      150,900   Network Associates, Inc. *                                                      2,397,801
       50,800   Novellus Systems, Inc. *                                                        1,605,280
      281,500   PerkinElmer, Inc.                                                               1,959,240
      133,100   Polycom, Inc. *                                                                 1,311,035
       39,000   QLogic Corporation *                                                            1,357,590
      263,400   Rational Software Corporation *                                                 1,743,708
      217,600   RF Micro Devices, Inc. *                                                        1,847,206
      181,000   SunGard Data Systems, Inc. *                                                    4,012,770
      135,700   Symantec Corporation *                                                          5,428,000
      167,600   Symbol Technologies, Inc.                                                       1,449,740

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                   84,844,218

---------------------------------------------------------------------------------------------------------------------------

Materials (4.3%)
       93,600   Bowater, Inc.                                                                   3,172,104
      645,900   Domtar, Inc.                                                                    6,052,083
      207,900   FMC Corporation *                                                               6,359,661
      192,200   Lafarge North America, Inc.                                                     5,698,730
      204,200   Lyondell Chemical Company                                                       2,552,500
      388,900   Sappi, Ltd.                                                                     4,767,914
      279,100   Stillwater Mining Company *                                                     2,230,009

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                30,833,001

---------------------------------------------------------------------------------------------------------------------------

Utilities (6.2%)
      178,300   CINergy Corporation                                                             5,546,913
      175,200   DTE Energy Company                                                              7,899,768
       76,650   MDU Resources Group, Inc.                                                       1,890,956
      433,900   National Fuel Gas Company                                                       8,751,763
       93,500   NSTAR                                                                           3,922,325
      201,800   Puget Energy, Inc.                                                              4,296,322
      462,200   Vectren Corporation                                                            11,383,986

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                43,692,033

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $742,835,076)                                                           687,434,049

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                              Interest       Maturity       Market
    Amount      Short-Term Investments (3.2%)                                              Rate           Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $ 1,450,000   Student Loan Market Association Discount Notes                             1.680%      11/08/2002   $  1,449,526
   10,955,770   The AAL Money Market Fund                                                  1.200       11/01/2002     10,955,770
    7,000,000   Total Fina Elf Capital Group, SA                                           1.740       11/06/2002      6,998,309
    3,200,000   Toyota Motor Credit Corporation                                            1.730       11/07/2002      3,199,077

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                   22,602,682

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $765,437,758)                                                                                 $710,036,731

----------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                     The AAL Mid Cap Index Fund II
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (99.5%)                                                        Market Value
---------------------------------------------------------------------------------------------------------------------------
Communication Services (0.6%)
        9,110   Broadwing, Inc. *                                                       $          20,771
        2,200   Price Communications Corporation *                                                 29,348
        2,510   Telephone and Data Systems, Inc.                                                  127,759

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                      177,878

---------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical (0.3%)
        2,300   Krispy Kreme Doughnuts, Inc. *                                                     78,890

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Cyclical                                                            78,890

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (16.7%)
        2,900   99 CENTS Only Stores *                                                             78,445
        4,070   Abercrombie & Fitch Company *                                                      72,527
        3,000   American Eagle Outfitters, Inc. *                                                  43,560
        2,817   ArvinMeritor, Inc.                                                                 42,678
          780   Bandag, Inc.                                                                       29,827
        2,760   Barnes & Noble, Inc. *                                                             58,236
        4,710   Belo Corporation                                                                  108,801
        2,920   BJ's Wholesale Club, Inc. *                                                        59,042
        1,910   Blyth, Inc.                                                                        53,862
        1,510   Bob Evans Farms, Inc.                                                              37,554
        3,360   Borders Group, Inc. *                                                              57,893
        1,120   BorgWarner, Inc.                                                                   50,378
        4,075   Brinker International, Inc. *                                                     115,689
        3,150   Callaway Golf Company                                                              38,556
        4,300   CarMax, Inc. *                                                                     70,477
        2,300   Catalina Marketing Corporation *                                                   44,505
        2,200   CBRL Group, Inc.                                                                   51,546
        3,540   CDW Computer Centers, Inc. *                                                      187,691
        2,100   Cheesecake Factory, Inc. *                                                         71,190
        2,030   Claire's Stores, Inc.                                                              52,293
        5,670   Clayton Homes, Inc.                                                                64,184
        3,700   Coach, Inc. *                                                                     110,075
        3,800   Copart, Inc. *                                                                     40,546
        6,150   D.R. Horton, Inc.                                                                 118,511
        4,770   Dollar Tree Stores, Inc. *                                                        125,403
        2,200   Emmis Communications Corporation *                                                 48,004
        2,100   Entercom Communications Corporation *                                             103,362
        3,900   Extended Stay America, Inc. *                                                      48,750
        1,980   Federal Signal Corporation                                                         33,442
        2,320   Furniture Brands International, Inc. *                                             52,455
        3,200   Gentex Corporation *                                                               94,336
        2,400   GTECH Holdings Corporation *                                                       62,400
        3,820   Harte-Hanks, Inc.                                                                  72,886
        4,520   Hispanic Broadcasting Corporation *                                                97,180
        2,250   International Speedway Corporation                                                 87,615
        1,530   Lancaster Colony Corporation                                                       69,539
        2,760   Lear Corporation *                                                                100,878
        1,870   Lee Enterprises, Inc.                                                              61,149
        2,700   Lennar Corporation                                                                148,958
        2,100   Macrovision Corporation *                                                          27,090
        2,870   Mandalay Resort Group *                                                            81,192
        1,010   Media General, Inc.                                                                55,247
        2,800   Michaels Stores, Inc. *                                                           125,888
        1,350   Modine Manufacturing Company                                                       23,612
        2,860   Mohawk Industries, Inc. *                                                         153,152
        2,010   Neiman Marcus Group, Inc. *                                                        58,491
        3,260   Outback Steakhouse, Inc.                                                          111,003
          810   Papa John's International, Inc. *                                                  21,084
       12,580   Park Place Entertainment Corporation *                                             91,205
          990   Payless ShoeSource, Inc. *                                                         49,995
        5,600   PETsMART, Inc. *                                                                  107,016
        3,900   Pier 1 Imports, Inc.                                                               73,515
        4,090   Reader's Digest Association, Inc.                                                  66,503
        3,350   Ross Stores, Inc.                                                                 140,198
        5,910   Saks, Inc. *                                                                       64,124
        1,680   Scholastic Corporation *                                                           74,172
        3,770   Six Flags, Inc. *                                                                  17,229
        1,120   Superior Industries International, Inc.                                            47,566
        1,600   Timberland Company *                                                               50,848
        2,180   Unifi, Inc. *                                                                      12,034
        3,200   United Rentals, Inc. *                                                             19,520
          400   Washington Post Company                                                           291,160
        4,450   Westwood One, Inc. *                                                              161,535
        4,760   Williams-Sonoma, Inc. *                                                           113,288

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    4,901,090

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (5.7%)
        1,900   Career Education Corporation *                                                     76,208
        1,720   Church & Dwight Company, Inc.                                                      59,478
        3,700   Constellation Brands, Inc. *                                                       93,721
        3,842   Dean Foods Company *                                                              144,036
        4,000   Dial Corporation                                                                   85,040
        2,370   Dole Food Company, Inc.                                                            69,631
        1,440   Dreyer's Grand Ice Cream, Inc.                                                    101,707
        5,800   Hormel Foods Corporation                                                          140,360
        1,860   Interstate Bakeries Corporation                                                    46,333
        2,088   J.M. Smucker Company                                                               76,442
        1,600   Longs Drug Stores Corporation                                                      35,760
        5,860   McCormick & Company, Inc.                                                         130,326
        6,360   PepsiAmericas, Inc.                                                                97,626
        1,890   Ruddick Corporation                                                                28,312
        2,020   Sensient Technologies Corporation                                                  49,187
        4,500   Smithfield Foods, Inc. *                                                           69,930
        2,181   Toostie Roll Industries, Inc.                                                      68,789
       14,722   Tyson Foods, Inc.                                                                 162,973
        1,140   Universal Corporation                                                              40,151
        2,400   Whole Foods Market, Inc. *                                                        111,970

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                          1,687,980

---------------------------------------------------------------------------------------------------------------------------

Energy (7.4%)
        2,300   Cooper Cameron Corporation *                                                      107,225
        6,270   ENSCO International, Inc.                                                         169,541
        2,600   Equitable Resources, Inc.                                                          92,560
        2,700   FMC Technologies, Inc. *                                                           49,950
        2,000   Forest Oil Corporation *                                                           49,900
        4,620   Grant Prideco, Inc. *                                                              44,629
        2,690   Hanover Compressor Company *                                                       28,218
        2,120   Helmerich & Payne, Inc.                                                            60,017
        1,980   Murphy Oil Corporation                                                            165,983
        3,400   National-Oilwell, Inc. *                                                           70,890
        2,370   Noble Energy, Inc.                                                                 86,244
        7,320   Ocean Energy, Inc.                                                                136,372
        3,300   Patterson-UTI Energy, Inc. *                                                       95,436
        4,850   Pioneer Natural Resources Company *                                               120,620
        5,500   Pride International, Inc. *                                                        76,340
        4,260   Smith International, Inc. *                                                       133,168
        2,510   Tidewater, Inc.                                                                    70,707
        4,470   Valero Energy Corporation                                                         157,389
        3,980   Varco International, Inc. *                                                        65,431
        5,420   Weatherford International, Ltd. *                                                 217,017
        1,400   Western Gas Resources, Inc.                                                        46,354
        5,200   XTO Energy, Inc.                                                                  125,060

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                    2,169,051

---------------------------------------------------------------------------------------------------------------------------

Financials (18.9%)
        3,360   A.G. Edwards, Inc.                                                                110,544
        2,160   Allmerica Financial Corporation                                                    18,382
        2,900   American Financial Group, Inc.                                                     67,222
        6,300   AmeriCredit Corporation *                                                          47,817
        1,700   AmerUs Group Company                                                               48,790
        3,700   Arthur J. Gallagher & Company                                                      99,234
        3,119   Associated Banc-Corp                                                              104,674
        3,680   Astoria Financial Corporation                                                      96,342
        2,870   Bank of Hawaii Corporation                                                         85,009
        6,150   Banknorth Group, Inc.                                                             142,496
        2,100   City National Corporation                                                          95,025
        5,100   Colonial BancGroup, Inc.                                                           60,996
        2,800   Commerce Bancorp, Inc.                                                            128,548
        5,420   Compass Bancshares, Inc.                                                          175,066
       15,270   E*TRADE Group, Inc. *                                                              68,715
        2,900   Eaton Vance Corporation                                                            83,259
        2,190   Everest Re Group, Ltd.                                                            127,064
        4,000   Fidelity National Financial, Inc.                                                 120,800
        3,000   First Virginia Banks, Inc.                                                        112,290
        3,550   FirstMerit Corporation                                                             81,118
        5,800   Golden State Bancorp, Inc.                                                        213,382
        2,100   Greater Bay Bancorp                                                                32,004
        4,170   GreenPoint Financial Corporation                                                  181,687
        2,600   HCC Insurance Holdings, Inc.                                                       63,778
        6,560   Hibernia Corporation                                                              129,297
        1,650   Horace Mann Educators Corporation                                                  24,766
        2,600   Hospitality Properties Trust                                                       85,071
        2,400   Independence Community Bank Corporation                                            61,607
        2,400   IndyMac Bancorp, Inc. *                                                            44,735
        2,700   Investors Financial Services Corporation                                           82,809
        2,500   LaBranche & Company, Inc. *                                                        67,525
        2,730   Legg Mason, Inc.                                                                  126,836
        2,300   Leucadia National Corporation                                                      86,273
        3,900   M&T Bank Corporation                                                              319,488
        2,880   Mercantile Bankshares Corporation                                                 112,147
        2,400   Metris Companies, Inc.                                                              6,840
        2,000   MONY Group, Inc.                                                                   51,140
        8,620   National Commerce Financial Corporation                                           211,018
        2,950   Neuberger Berman, Inc.                                                             86,612
        4,000   New Plan Excel Realty Trust, Inc.                                                  69,320
        4,500   New York Community Bancorp, Inc.                                                  130,770
        2,510   Ohio Casualty Corporation *                                                        33,107
        5,010   Old Republic International Corporation                                            149,348
        3,740   PMI Group, Inc.                                                                   111,452
        2,850   Protective Life Corporation                                                        81,453
        2,010   Provident Financial Group, Inc.                                                    52,240
        4,000   Radian Group, Inc.                                                                141,080
        3,500   Roslyn Bancorp, Inc.                                                               57,957
        4,500   SEI Investments Company                                                           120,105
        1,800   Silicon Valley Bancshares *                                                        33,822
       10,820   Sovereign Bancorp, Inc.                                                           152,346
        1,300   StanCorp Financial Group, Inc.                                                     70,200
        3,190   TCF Financial Corporation                                                         135,384
        2,890   Unitrin, Inc.                                                                      91,035
        3,300   Waddell & Reed Financial, Inc.                                                     57,750
        2,050   Webster Financial Corporation                                                      66,441
        1,410   Westamerica Bancorporation                                                         59,897
        2,740   Wilmington Trust Corporation                                                       83,159

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                                5,557,272

---------------------------------------------------------------------------------------------------------------------------

Health Care (13.5%)
        3,900   AdvancePCS, Inc. *                                                                 97,890
        4,490   Apogent Technologies, Inc. *                                                       81,628
        2,240   Apria Healthcare Group, Inc. *                                                     54,634
        1,800   Barr Laboratories, Inc. *                                                         105,894
        2,600   Beckman Coulter, Inc.                                                              72,410
        1,900   Charles River Laboratories International, Inc. *                                   69,825
        2,490   Covance, Inc. *                                                                    55,477
        5,100   Cytyc Corporation *                                                                53,346
        3,260   Dentsply International, Inc.                                                      120,358
        2,490   Edwards Lifesciences Corporation *                                                 63,968
        3,340   Express Scripts, Inc. *                                                           181,529
        4,220   First Health Group Corporation *                                                  109,636
        8,220   Gilead Sciences, Inc. *                                                           285,563
        5,240   Health Net, Inc. *                                                                122,616
        1,900   Henry Schein, Inc. *                                                               95,323
        2,630   Hillenbrand Industries, Inc.                                                      136,760
        3,370   ICN Pharmaceuticals, Inc.                                                          28,140
        6,440   IDEC Pharmaceuticals Corporation *                                                296,369
        2,740   Incyte Genomics, Inc. *                                                            13,536
        8,125   IVAX Corporation *                                                                101,969
        1,700   LifePoint Hospitals, Inc. *                                                        53,295
        4,500   Lincare Holdings, Inc. *                                                          153,315
       11,838   Millennium Pharmaceuticals, Inc. *                                                 88,075
        5,200   Mylan Laboratories, Inc.                                                          163,644
        3,880   Omnicare, Inc.                                                                     84,312
        3,700   Oxford Health Plans, Inc. *                                                       131,572
        1,500   PacifiCare Health Systems, Inc. *                                                  44,340
        2,900   Patterson Dental Company *                                                        149,379
        3,020   Perrigo Company *                                                                  38,052
        3,700   Protein Design Labs, Inc. *                                                        30,710
        4,060   Quest Diagnostics, Inc. *                                                         259,150
        3,420   Sepracor, Inc. *                                                                   29,754
        4,800   Sicor, Inc. *                                                                      71,472
        2,870   STERIS Corporation *                                                               76,141
        3,100   Triad Hospitals, Inc. *                                                           113,150
        2,500   Universal Health Services, Inc. *                                                 121,200
        2,900   Varian Medical Systems, Inc. *                                                    139,838
        3,200   Vertex Pharmaceuticals, Inc. *                                                     62,752
        2,220   VISX, Inc. *                                                                       18,004

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                               3,975,026

---------------------------------------------------------------------------------------------------------------------------

Industrials (12.2%)
        3,110   AGCO Corporation                                                                   78,994
        2,020   Airborne, Inc.                                                                     26,038
        1,120   Alaska Air Group, Inc. *                                                           24,237
        1,360   Albany International Corporation                                                   28,818
        1,750   Alexander & Baldwin, Inc.                                                          40,689
        1,370   AMETEK, Inc.                                                                       48,347
        1,600   Atlas Air Worldwide Holdings, Inc. *                                                1,952
        1,110   Banta Corporation                                                                  34,188
        5,000   BISYS Group, Inc. *                                                                89,500
        3,520   C.H. Robinson Worldwide, Inc.                                                     104,086
        1,260   Carlisle Companies, Inc.                                                           46,960
        2,900   Certegy, Inc. *                                                                    60,900
        3,190   CheckFree Corporation *                                                            51,933
        3,633   ChoicePoint, Inc. *                                                               137,545
        2,110   CNF, Inc.                                                                          67,921
        2,140   CSG Systems International, Inc. *                                                  27,561
        2,890   DeVry, Inc. *                                                                      41,038
        1,890   Donaldson Company, Inc.                                                            59,667
        5,060   DST Systems, Inc. *                                                               155,595
        3,100   Dun & Bradstreet Corporation *                                                    113,305
        2,000   Dycom Industries, Inc. *                                                           21,740
        1,500   Education Management Corporation *                                                 55,050
        2,000   EGL, Inc. *                                                                        26,740
        3,650   Energizer Holdings, Inc. *                                                        108,916
        4,400   Expeditors International of Washington, Inc.                                      138,644
        3,140   Fastenal Company                                                                  106,603
        2,220   Flowserve Corporation *                                                            26,018
        2,000   GATX Corporation                                                                   40,100
        1,745   Granite Construction, Inc.                                                         27,955
        1,740   Harsco Corporation                                                                 44,631
        3,170   Herman Miller, Inc.                                                                57,219
        2,410   HON INDUSTRIES, Inc.                                                               61,576
        2,430   Hubbell, Inc.*                                                                     82,499
        1,600   J.B. Hunt Transport Services, Inc. *                                               44,304
        2,240   Jacobs Engineering Group, Inc. *                                                   67,850
        1,260   Kaydon Corporation                                                                 25,162
        1,500   Kelly Services, Inc. *                                                             35,490
        1,460   Kennametal, Inc.                                                                   45,508
        1,500   Korn/Ferry Inernational *                                                          12,795
        3,960   L-3 Communications Holdings, Inc. *                                               186,120
        3,240   Manpower, Inc.                                                                    110,484
        4,220   MPS Group, Inc. *                                                                  22,746
        1,380   Nordson Corporation                                                                35,756
        1,390   Overseas Shipholding Group, Inc.                                                   24,117
        2,110   Pentair, Inc.                                                                      69,714
        2,240   Pittston Company                                                                   47,421
        2,120   Precision Castparts Corporation                                                    41,149
        2,490   Quanta Services, Inc. *                                                             7,918
        6,800   Republic Services, Inc. *                                                         139,944
        1,250   Rollins, Inc.                                                                      29,563
          490   Sequa Corporation *                                                                18,870
        2,500   Sotheby's Holdings, Inc. *                                                         18,975
        3,540   SPX Corporation *                                                                 148,715
        3,530   Swift Transportation Company, Inc. *                                               56,798
        1,600   Sylvan Learning Systems, Inc. *                                                    24,432
          760   Tecumseh Products Company *                                                        34,474
        1,620   Teleflex, Inc.                                                                     68,137
        1,830   Trinity Industries, Inc.                                                           28,731
        2,260   Valassis Communications, Inc. *                                                    58,308
        3,690   Viad Corporation                                                                   71,660
        1,740   Wallace Computer Services, Inc.                                                    31,859
        1,620   York International Corporation                                                     38,102

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                               3,582,067

---------------------------------------------------------------------------------------------------------------------------

Information Technology (12.2%)
       15,000   3Com Corporation *                                                                 63,285
        2,800   Activision, Inc. *                                                                 57,400
        3,630   Acxiom Corporation *                                                               45,738
        1,530   ADTRAN, Inc. *                                                                     38,847
        3,400   Advanced Fibre Communications, Inc. *                                              55,009
        1,300   Advent Software, Inc. *                                                            18,343
        5,540   Affiliated Computer Services, Inc. *                                              255,117
        4,120   Arrow Electronics, Inc. *                                                          54,096
       10,380   Ascential Software Corporation *                                                   25,120
       19,460   Atmel Corporation *                                                                32,498
        4,940   Avnet, Inc.                                                                        45,942
        1,860   Avocent Corporation *                                                              37,200
        1,015   Cabot Microelectonics Corporation *                                                46,071
       11,080   Cadence Design Systems, Inc. *                                                    112,240
        6,200   Ceridian Corporation *                                                             85,436
        3,460   Cirrus Logic, Inc. *                                                               11,418
        2,530   CommScope, Inc. *                                                                  19,861
        2,500   Credence Systems Corporation *                                                     20,825
        3,000   Cree, Inc. *                                                                       51,750
        5,110   Cypress Semiconductor Corporation *                                                28,718
        3,000   Diebold, Inc.                                                                     106,950
        4,800   Fairchild Semiconductor International, Inc. *                                      57,120
        1,300   FEI Company *                                                                      20,865
        3,440   Gartner, Inc.*                                                                     27,726
        2,790   Harris Corporation                                                                 73,600
        1,500   Imation Corporation *                                                              61,380
        1,600   InFocus Corporation *                                                               9,376
        4,290   Integrated Device Technology, Inc. *                                               42,372
        2,600   International Rectifier Corporation *                                              44,902
        2,000   Internet Security Systems, Inc. *                                                  36,920
        5,700   Intersil Corporation *                                                             96,843
        2,040   Investment Technolgy Group, Inc. *                                                 65,076
        3,700   Jack Henry & Associates, Inc.                                                      38,032
        3,100   Keane, Inc. *                                                                      25,544
        3,600   KEMET Corporation *                                                                31,572
        5,300   Lam Research Corporation *                                                         66,727
        4,500   Lattice Semiconductor Corporation *                                                30,465
        4,740   Legato Systems, Inc. *                                                             17,254
        2,000   LTX Corporation *                                                                  12,400
        2,420   Macromedia, Inc. *                                                                 27,128
        4,700   McDATA Corporation*                                                                30,926
        2,740   Mentor Graphics Corporation *                                                      26,011
        3,810   Micrel, Inc. *                                                                     31,471
        8,435   Microchip Technology, Inc.                                                        205,814
        2,200   National Instruments Corporation *                                                 63,118
        6,480   Network Associates, Inc. *                                                        102,967
        1,500   Newport Corporation *                                                              16,442
        1,900   Plantronics, Inc. *                                                                28,462
        1,700   Plexus Corporation *                                                               18,241
        4,100   Polycom, Inc. *                                                                    40,385
        2,720   Powerwave Technologies, Inc. *                                                     12,539
        6,560   Quantum Corporation *                                                              19,418
        2,200   Retek, Inc. *                                                                       7,194
        2,850   Reynolds & Reynolds Company                                                        67,460
        7,000   RF Micro Devices, Inc. *                                                           59,423
        2,300   RSA Security, Inc. *                                                               10,281
        2,900   SanDisk Corporation *                                                              57,333
        2,960   Semtech Corporation *                                                              41,825
        4,350   Storage Technology Corporation *                                                   76,907
        4,060   Sybase, Inc. *                                                                     52,009
        1,660   Sykes Enterprises, Inc. *                                                           5,511
        6,100   Symantec Corporation *                                                            244,000
        3,190   Synopsys, Inc. *                                                                  120,741
        2,340   Tech Data Corporation *                                                            74,762
        3,230   Titan Corporation *                                                                41,635
        1,480   Transaction Systems Architects, Inc. *                                             11,041
        5,479   TriQuint Semiconductor, Inc. *                                                     27,669
        1,400   Varian, Inc. *                                                                     41,174
        6,670   Vishay Intertechnology, Inc. *                                                     68,701
        3,300   Wind River Systems, Inc. *                                                         11,946

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                    3,612,572

---------------------------------------------------------------------------------------------------------------------------

Materials (4.8%)
        1,150   A. Schulman, Inc.                                                                  20,125
        2,890   Airgas, Inc. *                                                                     44,101
        4,440   AK Steel Holding Corporation *                                                     32,146
        1,690   Albemarle Corporation                                                              47,523
        2,200   Arch Coal, Inc.                                                                    38,192
        2,340   Bowater, Inc.                                                                      79,302
        2,570   Cabot Corporation                                                                  60,858
          890   Carpenter Technology Corporation                                                    9,568
        4,670   Crompton Corporation                                                               30,962
        1,650   Cytec Industries, Inc. *                                                           39,947
        1,690   Ferro Corporation                                                                  41,354
        1,500   FMC Corporation *                                                                  45,885
        1,760   Glatfelter                                                                         21,226
        2,280   GrafTech International, Ltd. *                                                      8,938
        1,140   H.B. Fuller Company                                                                32,456
        4,770   IMC Global, Inc.                                                                   52,470
        2,040   Longview Fibre Company                                                             13,872
        2,160   Lubrizol Corporation                                                               62,640
        6,600   Lyondell Chemical Company                                                          82,500
        2,000   Martin Marietta Materials, Inc.                                                    55,680
          870   Minerals Technologies, Inc.                                                        38,202
        2,380   Olin Corporation                                                                   38,699
        4,300   Packaging Corporation of America *                                                 74,734
        2,200   Peabody Energy Corporation                                                         56,650
        1,200   Potlatch Corporation                                                               31,368
        1,130   Rayonier, Inc.                                                                     47,663
        4,790   RPM International, Inc.                                                            72,137
        4,320   Solutia, Inc.                                                                      19,224
        4,040   Sonoco Products Company                                                            94,940
        2,060   Valspar Corporation                                                                86,046
        2,140   Wausau-Mosinee Paper Corporation                                                   20,437

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                 1,399,844

---------------------------------------------------------------------------------------------------------------------------

Utilities (7.2%)
        2,360   AGL Resources, Inc.                                                                55,460
        3,530   ALLETE, Inc.                                                                       75,613
        3,770   Alliant Energy Corporation                                                         60,395
        4,230   American Water Works Company, Inc.                                                189,419
        7,490   Aquila, Inc.                                                                       27,713
        1,080   Black Hills Corporation                                                            28,458
        1,880   Cleco Corporation                                                                  26,226
        5,220   DPL, Inc.                                                                          72,036
        3,070   DQE, Inc.                                                                          48,936
        6,050   Energy East Corporation                                                           128,865
        2,530   Great Plains Energy, Inc.                                                          57,052
        1,570   Hawaiian Electric Industries, Inc.                                                 75,156
        1,620   IDACORP, Inc.                                                                      42,136
        3,000   MDU Resources Group, Inc.                                                          74,010
        3,360   National Fuel Gas Company                                                          67,770
        5,660   Northeast Utilities                                                                85,182
        2,270   NSTAR                                                                              95,227
        3,260   OGE Energy Corporation                                                             51,997
        2,500   ONEOK, Inc.                                                                        47,350
        6,855   Pepco Holdings, Inc.                                                              141,899
        1,640   PNM Resources, Inc.                                                                36,162
        3,820   Puget Energy, Inc.                                                                 81,328
        3,380   Questar Corporation                                                                87,204
        4,590   SCANA Corporation                                                                 133,936
        4,270   Sierra Pacific Resources                                                           25,535
        2,820   Vectren Corporation                                                                69,457
        2,900   Westar Energy, Inc.                                                                31,465
        1,990   WGL Holdings, Inc.                                                                 46,029
        4,820   Wisconsin Energy Corporation                                                      110,764
        1,300   WPS Resources Corporation                                                          50,297

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                 2,123,077

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $34,767,960)                                                             29,264,747

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity       Market
    Amount      Short-Term Investments (0.5%)                                               Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $   165,307   The AAL Money Market Fund                                                  1.200%      11/01/2002   $    165,307

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                      165,307

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $34,933,267)                                                                                  $ 29,430,054

------------------------------------------------------------------------------------------------------------------------------------

---------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this

                                                        Schedule of Investments
                                                      The AAL International Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (96.6%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Australia (1.7%)
      466,709   BHP Billiton, Ltd.                                                      $       2,510,079
            1   BHP Steel, Ltd. *                                                                       2

---------------------------------------------------------------------------------------------------------------------------
                Total Australia                                                                 2,510,081
                --------------------------------------------------------------------------------------------------------------------

France (18.4%)
       66,598   Accor SA                                                                        2,364,368
       64,706   Aventis SA                                                                      3,873,517
       66,899   Carrefour SA                                                                    3,105,788
       32,955   L'Oreal SA                                                                      2,454,165
       52,056   LVMH Moet Hennessy Louis Vuitton SA                                             2,336,799
       10,505   Pernod-Richard SA                                                               1,064,232
       53,955   Sanofi-Synthelabo SA                                                            3,299,387
       50,504   Schneider Electric SA                                                           2,340,649
       90,456   Suez SA                                                                         1,590,012
       23,780   Total Fina Elf SA                                                               3,275,696
       42,875   Valeo SA                                                                        1,263,152

---------------------------------------------------------------------------------------------------------------------------
                Total France                                                                   26,967,765

---------------------------------------------------------------------------------------------------------------------------

Germany (2.7%)
        9,545   Muenchener Rueckversicherungs-Gesellschaft AG                                   1,228,808
       70,854   Volkswagen AG                                                                   2,676,847

---------------------------------------------------------------------------------------------------------------------------
                Total Germany                                                                   3,905,655

---------------------------------------------------------------------------------------------------------------------------

Hong Kong (2.6%)
      854,500   China Mobile (Hong Kong), Ltd. *                                                2,098,149
      287,000   Sun Hung Kai Properties, Ltd.                                                   1,788,437

---------------------------------------------------------------------------------------------------------------------------
                Total Hong Kong                                                                 3,886,586

---------------------------------------------------------------------------------------------------------------------------

Italy (7.0%)
      246,182   Eni SPA                                                                         3,417,976
      821,656   IntesaBci SPA                                                                   1,395,465
      428,336   Mediaset SPA                                                                    2,990,462
      542,332   Telecom Italia Mobile SPA                                                       2,518,852

---------------------------------------------------------------------------------------------------------------------------
                Total Italy                                                                    10,322,755

---------------------------------------------------------------------------------------------------------------------------

Japan (18.7%)
      258,000   Bridgestone Corporation                                                         3,215,889
       84,000   Canon, Inc.                                                                     3,099,274
          389   East Japan Railway Company                                                      1,771,846
       75,600   Honda Motor Company                                                             2,709,122
       55,000   Ito-Yokado Company, Ltd.                                                        1,715,017
      210,000   Matsushita Electric Industrial Company, Ltd.                                    2,201,033
      687,000   Nissan Motor Company, Ltd.                                                      5,277,019
      161,000   Nomura Holdings, Inc.                                                           1,853,051
       23,500   ORIX Corporation                                                                1,329,363
       44,800   Pioneer Corporation                                                               764,305
       16,990   Rohm Company, Ltd.                                                              2,139,940
       44,500   Shin-Etsu Chemical Company, Ltd.                                                1,373,074

---------------------------------------------------------------------------------------------------------------------------
                Total Japan                                                                    27,448,933

---------------------------------------------------------------------------------------------------------------------------

Netherlands (11.1%)
       30,138   Gucci Group NV                                                                  2,722,968
       37,735   Heineken NV                                                                     1,516,052
      276,645   Koninklijke (Royal) KPN NV                                                      1,753,345
       90,274   Koninklijke (Royal) Philips Electronics NV                                      1,618,102
       39,450   Unilever NV                                                                     2,529,597
      132,393   VNU NV                                                                          3,554,342
      148,109   Wolters Kluwer NV                                                               2,597,554

---------------------------------------------------------------------------------------------------------------------------
                Total Netherlands                                                              16,291,960

---------------------------------------------------------------------------------------------------------------------------

Singapore (1.6%)
      302,000   United Overseas Bank, Ltd.                                                      2,291,896

---------------------------------------------------------------------------------------------------------------------------
                Total Singapore                                                                 2,291,896

---------------------------------------------------------------------------------------------------------------------------

South Korea (4.0%)
       23,625   Kookmin Bank ADR *                                                                764,269
       66,356   KT Corporation ADR                                                              1,362,952
        6,970   Samsung Electronics Company, Ltd.                                               1,973,514
        2,238   Samsung Electronics Company, Ltd. ADR                                             318,915
       73,720   SK Telecom Company, Ltd. ADR                                                    1,479,560

---------------------------------------------------------------------------------------------------------------------------
                Total South Korea                                                               5,899,210

---------------------------------------------------------------------------------------------------------------------------

Spain (1.3%)
      194,606   Telefonica SA *                                                                 1,846,232

---------------------------------------------------------------------------------------------------------------------------
                Total Spain                                                                     1,846,232

---------------------------------------------------------------------------------------------------------------------------

Switzerland (3.0%)
       37,758   Adecco SA                                                                       1,483,514
       75,342   Novartis AG                                                                     2,873,428

---------------------------------------------------------------------------------------------------------------------------
                Total Switzerland                                                               4,356,942

---------------------------------------------------------------------------------------------------------------------------

Turkey (0.1%)
        6,396   Turkcell Iletisim Hizmetleri AS ADR                                                98,115

---------------------------------------------------------------------------------------------------------------------------
                Total Turkey                                                                       98,115

---------------------------------------------------------------------------------------------------------------------------

United Kingdom (24.4%)
       97,143   AstraZeneca PLC                                                                 3,624,625
      198,495   BAA PLC                                                                         1,771,611
      682,355   BAE SYSTEMS PLC                                                                 1,988,245
      352,705   British Sky Broadcasting Group PLC                                              3,330,061
      464,403   BT Group PLC                                                                    1,318,666
      324,683   Cadbury Schweppes PLC                                                           2,113,081
      153,147   GlaxoSmithKline PLC                                                             2,923,018
      238,044   HSBC Holdings PLC                                                               2,651,554
      155,619   Imperial Tobacco Group PLC                                                      2,434,590
      737,687   Kingfisher PLC                                                                  2,579,366
      394,673   Marks and Spencer Group PLC                                                     2,310,801
      100,758   Next PLC                                                                        1,402,920
      571,485   Reed Elsevier PLC                                                               5,046,985
       98,406   Royal Bank of Scotland Group PLC                                                2,315,435

---------------------------------------------------------------------------------------------------------------------------
                Total United Kingdom                                                           35,810,958

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $163,650,173)                                                           141,637,088

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                              Interest       Maturity       Market
    Amount      Short-Term Investments (3.4%)                                              Rate           Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $   196,168   Fidelity Domestic Portfolio Class III                                      1.200%      11/01/2002   $    196,168
    4,900,000   UBS Americas, Inc.                                                         1.890       11/01/2002      4,900,000

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                    5,096,168

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $168,746,341)                                                                                 $146,733,256

------------------------------------------------------------------------------------------------------------------------------------

--------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                      The AAL Capital Growth Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (97.1%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Communication Services (1.9%)
      930,739   SBC Communications, Inc.                                                $      23,882,763
      280,300   Sprint FON Group                                                                3,481,326
      140,100   Sprint PCS Group *                                                                487,548
      717,900   Verizon Communications, Inc.                                                   27,107,904

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                   54,959,541

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (19.0%)
      443,698   Cablevision Systems Corporation *                                               4,241,753
      217,600   Clear Channel Communications, Inc. *                                            8,062,080
    3,217,700   Comcast Corporation *                                                          74,039,277
    3,221,300   Cox Communications, Inc. *                                                     88,263,620
      347,700   Family Dollar Stores, Inc.                                                     10,705,683
      352,800   Gannett Company, Inc.                                                          26,788,104
    1,439,200   Harley-Davidson, Inc.                                                          75,270,160
      829,700   Home Depot, Inc.                                                               23,961,736
    3,632,532   Liberty Media Corporation *                                                    30,041,040
      324,800   New York Times Company                                                         15,723,568
      250,640   Starwood Hotels & Resorts Worldwide, Inc.                                       5,839,912
    2,218,600   Tiffany & Company                                                              58,082,948
      285,400   Tribune Company                                                                13,713,470
    1,573,700   Wal-Mart Stores, Inc.                                                          84,271,635
    1,266,900   Walt Disney Company                                                            21,157,230

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                  540,162,216

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (11.5%)
      415,100   Alberto-Culver Company                                                         21,427,461
       48,350   Corn Products International, Inc.                                               1,424,875
      100,214   Dean Foods Company *                                                            3,757,023
    1,332,800   General Mills, Inc.                                                            55,071,296
      397,900   Kimberly-Clark Corporation                                                     20,491,850
    1,783,800   Philip Morris Companies, Inc.                                                  72,689,850
      577,300   Safeway, Inc. *                                                                13,335,630
    4,072,800   Walgreen Company                                                              137,457,000

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                        325,654,985

---------------------------------------------------------------------------------------------------------------------------

Energy (11.1%)
      201,170   Apache Corporation                                                             10,875,250
      367,600   Baker Hughes, Inc.                                                             10,678,780
      293,517   BP PLC                                                                         11,285,729
      241,200   ChevronTexaco Corporation                                                      16,312,356
      444,200   ENSCO International, Inc.                                                      12,011,168
    2,166,900   EOG Resources, Inc.                                                            80,240,307
    2,324,000   Exxon Mobil Corporation                                                        78,225,840
      192,384   GlobalSantaFe Corporation                                                       4,597,978
      599,800   Nabors Industries, Ltd.                                                        20,975,006
      731,400   Noble Corporation *                                                            23,638,848
      239,029   Patterson-UTI Energy, Inc. *                                                    6,912,719
      567,472   Royal Dutch Petroleum Company                                                  24,276,451
      527,200   Smith International, Inc. *                                                    16,480,272

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                  316,510,704

---------------------------------------------------------------------------------------------------------------------------

Financials (18.1%)
    1,288,500   American Express Company                                                       46,862,745
    2,078,652   American International Group, Inc.                                            130,019,682
      649,300   Bank of America Corporation                                                    45,321,140
    1,524,248   Citigroup, Inc.                                                                56,320,964
      732,500   Federal National Mortgage Corporation                                          48,974,950
      532,100   Household International, Inc.                                                  12,642,696
    1,551,040   J.P. Morgan Chase & Company                                                    32,184,080
    1,540,039   MBNA Corporation                                                               31,278,192
      566,000   MGIC Investment Corporation                                                    23,749,360
      774,400   Morgan Stanley                                                                 30,139,648
    1,029,000   National City Corporation                                                      27,916,770
      202,200   Northern Trust Corporation                                                      7,040,604
      414,200   State Street Corporation                                                       17,135,454
       65,854   Travelers Property Casualty Corporation *                                         879,151
      135,300   Travelers Property Casualty Corporation, Class B *                              1,829,256

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                              512,294,692

---------------------------------------------------------------------------------------------------------------------------

Health Care (13.0%)
    1,364,400   Johnson & Johnson                                                              80,158,500
      451,200   Medtronic, Inc.                                                                20,213,760
    1,617,000   Merck & Company, Inc.                                                          87,706,080
    3,618,300   Pfizer, Inc.                                                                  114,953,391
      703,400   Schering-Plough Corporation                                                    15,017,590
      671,000   WellPoint Health Networks, Inc. *                                              50,465,910

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                             368,515,231

---------------------------------------------------------------------------------------------------------------------------

Industrials (9.9%)
    1,605,000   Automatic Data Processing, Inc.                                                68,260,650
       92,700   CNF, Inc.                                                                       2,984,013
      405,900   Dover Corporation                                                              10,179,972
    1,349,732   First Data Corporation                                                         47,159,636
    3,637,600   General Electric Company                                                       91,849,400
      310,080   Global Payments, Inc.                                                           8,759,760
      660,500   Herman Miller, Inc.                                                            11,922,025
      387,600   NDCHealth Corporation                                                           6,841,140
      157,800   PACCAR, Inc.                                                                    6,962,136
      434,500   United Technologies Corporation                                                26,795,615

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                             281,714,347

---------------------------------------------------------------------------------------------------------------------------

Information Technology (11.9%)
    5,776,400   ADC Telecommunications, Inc. *                                                  9,126,712
    1,911,400   Agere Systems, Inc. *                                                           1,662,918
      548,400   Applied Materials, Inc. *                                                       8,242,452
      222,200   Arrow Electronics, Inc. *                                                       2,917,486
    2,411,500   Cisco Systems, Inc. *                                                          26,960,570
      242,800   Computer Sciences Corporation *                                                 7,840,012
      900,700   Dell Computer Corporation *                                                    25,769,027
      730,500   EMC Corporation *                                                               3,732,855
      302,800   Gateway, Inc. *                                                                   908,400
      654,800   Hewlett-Packard Company                                                        10,345,840
    2,238,300   Intel Corporation                                                              38,722,590
      638,200   International Business Machines Corporation                                    50,379,508
    1,865,600   Microsoft Corporation *                                                        99,753,632
    1,274,100   Motorola, Inc.                                                                 11,683,497
    1,900,900   Oracle Corporation *                                                           19,370,171
    1,072,400   Sun Microsystems, Inc. *                                                        3,175,376
    1,152,300   Tellabs, Inc. *                                                                 8,849,664
      604,500   Texas Instruments, Inc.                                                         9,587,370

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                  339,028,080

---------------------------------------------------------------------------------------------------------------------------

Materials (0.2%)
      173,800   Eastman Chemical Company                                                        6,315,892

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                 6,315,892

---------------------------------------------------------------------------------------------------------------------------

Utilities (0.5%)
    1,589,800   Calpine Corporation *                                                           3,179,600
      250,600   Entergy Corporation                                                            11,048,955

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                14,228,555

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $2,135,601,188)                                                       2,759,384,243

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                              Interest       Maturity       Market
    Amount      Short-Term Investments (2.9%)                                              Rate           Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $20,000,000   Amsterdam Funding Corporation                                              1.770%      11/07/2002   $ 19,994,100
   10,000,000   Delaware Funding Corporation                                               1.780       11/22/2002      9,989,617
   15,870,000   General Dynamics                                                           1.800       11/01/2002     15,870,000
    8,300,000   Starfish Global Funding                                                    1.780       11/14/2002      8,294,665
    2,450,000   Starfish Global Funding                                                    1.790       11/18/2002      2,447,929
    2,010,000   Student Loan Market Association                                            1.550       11/01/2002      2,010,000
   13,396,354   The AAL Money Market Fund                                                  1.200       11/01/2002     13,396,354
   10,000,000   UBS Finance Corporation                                                    1.780       11/05/2002      9,998,022

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                   82,000,687

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $2,217,601,875)                                                                             $2,841,384,930

------------------------------------------------------------------------------------------------------------------------------------

-------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                  The AAL Large Company Index Fund II
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (98.8%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Communication Services (4.3%)
        1,200   ALLTEL Corporation                                                      $          59,652
       14,600   AT&T Corporation                                                                  190,384
       10,245   AT&T Wireless Services, Inc. *                                                     70,383
        7,100   BellSouth Corporation                                                             185,665
          500   CenturyTel, Inc.                                                                   14,165
        1,000   Citizens Communications Company *                                                   8,320
        3,400   Nextel Communications, Inc. *                                                      38,352
        6,300   Qwest Communications International, Inc.                                           21,357
       12,600   SBC Communications, Inc.                                                          323,316
        3,300   Sprint FON Group                                                                   40,986
        3,700   Sprint PCS Group *                                                                 12,876
       10,400   Verizon Communications, Inc.                                                      392,704

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                    1,358,160

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (13.4%)
          200   American Greetings Corporation                                                      3,008
       16,950   AOL Time Warner, Inc. *                                                           250,013
          400   AutoZone, Inc. *                                                                   34,308
        1,100   Bed Bath & Beyond, Inc. *                                                          39,006
        1,150   Best Buy Company, Inc. *                                                           23,702
          400   Big Lots, Inc. *                                                                    6,640
          300   Black & Decker Corporation                                                         14,028
          300   Brunswick Corporation                                                               6,174
        2,200   Carnival Corporation                                                               57,464
          200   Centex Corporation                                                                  9,096
          700   Circuit City Group                                                                  6,937
        2,300   Clear Channel Communications, Inc. *                                               85,215
        3,600   Comcast Corporation *                                                              82,836
          200   Cooper Tire & Rubber Company                                                        2,602
        1,700   Costco Wholesale Corporation *                                                     57,681
          500   Dana Corporation                                                                    5,000
          600   Darden Restaurants, Inc.                                                           11,388
        2,100   Delphi Corporation                                                                 14,616
          300   Dillard's, Inc.                                                                     4,947
        1,200   Dollar General Corporation                                                         16,752
          300   Dow Jones & Company, Inc.                                                          10,536
        1,100   Eastman Kodak Company                                                              36,245
        1,200   eBay, Inc. *                                                                       75,912
          700   Family Dollar Stores, Inc.                                                         21,553
          800   Federated Department Stores, Inc. *                                                24,560
        6,900   Ford Motor Company                                                                 58,374
          600   Fortune Brands, Inc.                                                               30,036
        1,000   Gannett Company, Inc.                                                              75,930
        3,300   Gap, Inc.                                                                          38,841
        2,100   General Motors Corporation                                                         69,825
          600   Goodyear Tire & Rubber Company                                                      4,260
        1,200   Harley-Davidson, Inc.                                                              62,760
          400   Harrah's Entertainment, Inc. *                                                     16,800
          600   Hasbro, Inc.                                                                        6,132
        1,400   Hilton Hotels Corporation                                                          17,220
        9,000   Home Depot, Inc.                                                                  259,920
          400   International Game Technology *                                                    30,084
        1,400   Interpublic Group of Companies, Inc.                                               16,758
        1,000   J.C. Penney Company, Inc.                                                          19,050
          400   Johnson Controls, Inc.                                                             31,200
          500   Jones Apparel Group, Inc. *                                                        17,320
          200   KB Home                                                                             9,440
          300   Knight Ridder, Inc.                                                                18,054
        1,300   Kohl's Corporation *                                                               75,985
          700   Leggett & Platt, Inc.                                                              14,595
        1,900   Limited Brands, Inc.                                                               29,773
          400   Liz Claiborne, Inc.                                                                11,888
        3,000   Lowe's Companies, Inc.                                                            125,190
          900   Marriott International, Inc.                                                       27,837
        1,600   Mattel, Inc.                                                                       29,376
        1,100   May Department Stores Company                                                      25,685
          300   Maytag Corporation                                                                  7,740
        4,800   McDonald's Corporation                                                             86,928
          800   McGraw-Hill Companies, Inc.                                                        51,600
          200   Meredith Corporation                                                                9,110
          600   New York Times Company                                                             29,046
        1,000   Newell Rubbermaid, Inc.                                                            32,420
        1,000   NIKE, Inc.                                                                         47,190
          500   Nordstrom, Inc.                                                                     9,960
        1,100   Office Depot, Inc. *                                                               15,829
          700   Omnicom Group, Inc.                                                                40,341
          200   Pulte Homes, Inc.                                                                   9,184
          600   RadioShack Corporation                                                             12,540
          200   Reebok International, Ltd. *                                                        5,650
        1,200   Sears, Roebuck and Company                                                         31,512
          600   Sherwin-Williams Company                                                           16,410
          200   Snap-On, Inc.                                                                       5,210
          300   Stanley Works                                                                       9,711
        1,700   Staples, Inc. *                                                                    26,350
        1,500   Starbucks Corporation *                                                            35,625
          700   Starwood Hotels & Resorts Worldwide, Inc.                                          16,310
        3,400   Target Corporation                                                                102,408
          500   Tiffany & Company                                                                  13,090
        2,000   TJX Companies, Inc.                                                                41,040
          400   TMP Worldwide, Inc. *                                                               6,192
          800   Toys "R" Us, Inc. *                                                                 7,992
        1,200   Tribune Company                                                                    57,660
          500   TRW, Inc.                                                                          26,650
          200   Tupperware Corporation                                                              3,228
          900   Univision Communications, Inc. *                                                   23,319
          400   VF Corporation                                                                     14,728
        6,700   Viacom, Inc.*                                                                     298,886
          400   Visteon Corporation                                                                 2,636
       17,000   Wal-Mart Stores, Inc.                                                             910,350
        7,700   Walt Disney Company                                                               128,590
          400   Wendy's International, Inc.                                                        12,672
          300   Whirlpool Corporation                                                              13,983
        1,100   Yum! Brands, Inc. *                                                                24,783

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                    4,209,425

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (9.8%)
          200   Adolph Coors Company                                                               13,696
          200   Alberto-Culver Company                                                             10,324
        1,500   Albertson's, Inc.                                                                  33,465
        3,300   Anheuser-Busch Companies, Inc.                                                    174,108
        2,396   Archer Daniels Midland Company                                                     32,634
          900   Avon Products, Inc.                                                                43,641
          300   Brown-Foreman Corporation                                                          21,687
        1,500   Campbell Soup Company                                                              31,620
          900   Clorox Company                                                                     40,437
        9,500   Coca-Cola Company                                                                 441,560
        1,700   Coca-Cola Enterprises, Inc.                                                        40,528
        2,100   Colgate-Palmolive Company                                                         115,458
        2,000   ConAgra Foods, Inc.                                                                48,500
        1,500   CVS Corporation                                                                    41,595
        1,400   General Mills, Inc.                                                                57,848
        4,000   Gillette Company                                                                  119,520
        1,300   H.J. Heinz Company                                                                 41,808
          500   Hershey Foods Corporation                                                          32,535
        1,600   Kellogg Company                                                                    50,976
        2,000   Kimberly-Clark Corporation                                                        103,000
        3,000   Kroger Company *                                                                   44,520
          984   Monsanto Company                                                                   16,266
        1,100   Pepsi Bottling Group, Inc.                                                         29,645
        6,790   PepsiCo, Inc.                                                                     299,439
        8,100   Philip Morris Companies, Inc.                                                     330,075
        5,000   Procter & Gamble Company                                                          442,250
          300   R.J. Reynolds Tobacco Holdings, Inc.                                               12,165
        1,800   Safeway, Inc. *                                                                    41,580
        3,000   Sara Lee Corporation                                                               68,490
          500   SUPERVALU, Inc.                                                                     8,400
        2,500   SYSCO Corporation                                                                  79,200
          600   UST, Inc.                                                                          18,354
        3,900   Walgreen Company                                                                  131,625
          500   Winn-Dixie Stores, Inc.                                                             7,510
          900   Wm. Wrigley Jr. Company                                                            47,493

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                          3,071,952

---------------------------------------------------------------------------------------------------------------------------

Energy (5.7%)
          400   Amerada Hess Corporation                                                           20,520
          945   Anadarko Petroleum Corporation                                                     42,090
          530   Apache Corporation                                                                 28,652
          200   Ashland, Inc.                                                                       5,250
        1,300   Baker Hughes, Inc.                                                                 37,765
          600   BJ Services Company *                                                              18,198
          800   Burlington Resources, Inc.                                                         32,960
        4,078   ChevronTexaco Corporation                                                         275,795
        2,548   ConocoPhillips                                                                    123,578
          600   Devon Energy Corporation                                                           30,300
          400   EOG Resources, Inc.                                                                14,812
       25,700   Exxon Mobil Corporation                                                           865,062
        1,600   Halliburton Company                                                                25,888
          400   Kerr-McGee Corporation                                                             17,400
        1,100   Marathon Oil Corporation                                                           22,990
          500   Nabors Industries, Ltd.                                                            17,485
          500   Noble Corporation *                                                                16,160
        1,400   Occidental Petroleum Corporation                                                   39,942
          300   Rowan Companies, Inc.                                                               6,117
        2,200   Schlumberger, Ltd.                                                                 88,242
          300   Sunoco, Inc.                                                                        8,994
        1,200   Transocean, Inc.                                                                   26,376
        1,000   Unocal Corporation                                                                 27,640

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                    1,792,216

---------------------------------------------------------------------------------------------------------------------------

Financials (20.4%)
        1,000   ACE, Ltd.                                                                          30,750
        2,000   AFLAC, Inc.                                                                        60,880
        2,700   Allstate Corporation                                                              107,406
          450   Ambac Financial Group, Inc.                                                        27,810
        5,100   American Express Company                                                          185,487
        9,944   American International Group, Inc.                                                621,997
        1,300   AmSouth Bancorporation                                                             25,480
        1,000   Aon Corporation                                                                    18,330
        5,700   Bank of America Corporation                                                       397,860
        2,800   Bank of New York Company, Inc.                                                     72,800
        4,500   BANK ONE Corporation                                                              173,565
        1,800   BB&T Corporation                                                                   65,250
          400   Bear Stearns Companies, Inc.                                                       24,420
          800   Capital One Financial Corporation                                                  24,376
        5,100   Charles Schwab Corporation                                                         46,818
          876   Charter One Financial, Inc.                                                        26,525
          700   Chubb Corporation                                                                  39,487
          600   Cincinnati Financial Corporation                                                   22,794
       19,306   Citigroup, Inc.                                                                   713,357
          700   Comerica, Inc.                                                                     30,562
          500   Countrywide Credit Industries, Inc. *                                              25,155
        1,600   Equity Office Properties Trust                                                     38,528
        1,000   Equity Residential                                                                 23,720
        3,800   Federal National Mortgage Association                                             254,068
        2,222   Fifth Third Bancorp                                                               141,097
          500   First Tennessee National Corporation                                               18,540
        4,008   FleetBoston Financial Corporation                                                  93,747
        1,000   Franklin Resources, Inc.                                                           32,990
        2,700   Federal Home Loan Mortgage Corporation                                            166,266
          600   Golden West Financial Corporation                                                  41,436
        1,900   Goldman Sachs Group, Inc.                                                         136,040
        1,000   Hartford Financial Services Group, Inc.                                            39,500
        1,700   Household International, Inc.                                                      40,392
          910   Huntington Bancshares, Inc.                                                        17,208
        7,510   J.P. Morgan Chase & Company                                                       155,833
          550   Jefferson-Pilot Corporation                                                        22,083
        1,100   John Hancock Financial Services, Inc.                                              32,230
        1,600   KeyCorp                                                                            39,088
          900   Lehman Brothers Holdings, Inc.                                                     47,943
          700   Lincoln National Corporation                                                       21,357
          700   Loews Corporation                                                                  30,198
        2,100   Marsh & McLennan Companies, Inc.                                                   98,091
          800   Marshall & Ilsley Corporation                                                      22,528
          600   MBIA, Inc.                                                                         26,190
        4,800   MBNA Corporation                                                                   97,488
        1,600   Mellon Financial Corporation                                                       45,264
        3,300   Merrill Lynch & Company, Inc.                                                     125,235
        2,700   MetLife, Inc.                                                                      64,476
          400   MGIC Investment Corporation                                                        16,784
          600   Moody's Corporation                                                                28,260
        4,200   Morgan Stanley                                                                    163,464
        2,300   National City Corporation                                                          62,399
          600   North Fork Bancorporation, Inc.                                                    23,076
          800   Northern Trust Corporation                                                         27,856
        1,100   PNC Financial Services Group, Inc.                                                 44,726
        1,300   Principal Financial Group, Inc.                                                    36,465
          800   Progressive Corporation                                                            44,000
        1,100   Providian Financial Corporation                                                     4,895
        2,200   Prudential Financial, Inc.                                                         64,240
          800   Regions Financial Corporation                                                      27,096
          500   SAFECO Corporation                                                                 17,780
          700   Simon Property Group, Inc.                                                         23,905
          600   SLM Corporation                                                                    61,644
        1,300   SouthTrust Corporation                                                             33,306
          900   St. Paul Companies, Inc.                                                           29,520
        1,200   State Street Corporation                                                           49,644
          800   Stilwell Financial, Inc.                                                            9,368
        1,100   SunTrust Banks, Inc.                                                               66,924
        1,100   Synovus Financial Corporation                                                      22,539
          500   T. Rowe Price Group, Inc.                                                          14,115
          500   Torchmark Corporation                                                              17,900
        3,724   Travelers Property Casualty Corporation, Class  B *                                50,348
        7,218   U.S. Bancorp                                                                      152,228
          750   Union Planters Corporation                                                         21,195
          900   UNUMProvident                                                                      18,468
        5,200   Wachovia Corporation                                                              180,908
        3,700   Washington Mutual, Inc.                                                           132,312
        6,500   Wells Fargo & Company                                                             328,055
          500   XL Capital, Ltd.                                                                   38,075
          400   Zions Bancorporation                                                               16,084

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                                6,440,224

---------------------------------------------------------------------------------------------------------------------------

Health Care (14.7%)
        6,000   Abbott Laboratories                                                               251,220
          600   Aetna, Inc.                                                                        24,180
          500   Allergan, Inc.                                                                     27,225
          400   AmerisourceBergen Corporation                                                      28,460
        4,836   Amgen, Inc. *                                                                     225,164
          600   Anthem, Inc. *                                                                     37,800
          800   Applera Corporation                                                                16,184
          200   Bausch & Lomb, Inc.                                                                 6,220
        2,300   Baxter International, Inc.                                                         57,546
        1,000   Becton, Dickinson and Company                                                      29,510
          600   Biogen, Inc. *                                                                     22,014
          975   Biomet, Inc.                                                                       28,724
        1,600   Boston Scientific Corporation *                                                    60,208
        7,400   Bristol-Myers Squibb Company                                                      182,114
          200   C.R. Bard, Inc.                                                                    11,186
        1,700   Cardinal Health, Inc.                                                             117,657
          700   Chiron Corporation *                                                               27,650
          500   CIGNA Corporation                                                                  18,070
        4,300   Eli Lilly and Company                                                             238,650
          700   Forest Laboratories, Inc. *                                                        68,593
          800   Genzyme Corporation *                                                              22,280
        1,200   Guidant Corporation *                                                              35,484
        2,000   HCA, Inc.                                                                          86,980
          900   Health Management Associates, Inc.                                                 17,208
        1,500   HEALTHSOUTH Corporation *                                                           6,525
          600   Humana, Inc. *                                                                      7,308
       11,390   Johnson & Johnson                                                                 669,163
          833   King Pharmaceuticals, Inc. *                                                       12,787
          300   Manor Care, Inc. *                                                                  5,931
        1,100   McKesson Corporation                                                               32,791
          900   MedImmune, Inc. *                                                                  22,995
        4,600   Medtronic, Inc.                                                                   206,080
        8,600   Merck & Company, Inc.                                                             466,464
       23,600   Pfizer, Inc.                                                                      749,772
        4,900   Pharmacia Corporation                                                             210,700
          400   Quintiles Transnational Corporation *                                               4,300
        5,500   Schering-Plough Corporation                                                       117,425
          700   St. Jude Medical, Inc. *                                                           24,927
          800   Stryker Corporation                                                                50,480
        1,900   Tenet Healthcare Corporation *                                                     54,625
        1,200   UnitedHealth Group, Inc.                                                          109,140
          400   Watson Pharmaceuticals, Inc. *                                                     10,996
          600   WellPoint Health Networks, Inc. *                                                  45,126
        5,000   Wyeth Corporation                                                                 167,500
          740   Zimmer Holdings, Inc. *                                                            30,503

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                               4,645,865

---------------------------------------------------------------------------------------------------------------------------

Industrials (11.3%)
        1,500   3M Company                                                                        190,410
          700   Allied Waste Industries, Inc. *                                                     5,705
          700   American Power Conversion Corporation *                                             9,044
          300   American Standard Companies, Inc. *                                                20,010
          500   AMR Corporation *                                                                   2,360
          700   Apollo Group, Inc. *                                                               29,050
        2,400   Automatic Data Processing, Inc.                                                   102,072
          400   Avery Dennison Corporation                                                         24,896
        3,200   Boeing Company                                                                     95,200
        1,400   Burlington Northern Santa Fe Corporation                                           36,022
        1,300   Caterpillar, Inc.                                                                  53,105
        3,900   Cendant Corporation *                                                              44,850
          700   Cintas Corporation                                                                 33,089
        1,900   Concord EFS, Inc. *                                                                27,132
          600   Convergys Corporation *                                                             8,928
          300   Cooper Industries, Ltd.                                                             9,447
          200   Crane Company                                                                       3,674
          800   CSX Corporation                                                                    22,080
          100   Cummins, Inc.                                                                       2,396
          600   Danaher Corporation                                                                34,710
          900   Deere & Company                                                                    41,751
          400   Delta Air Lines, Inc.                                                               4,032
          200   Deluxe Corporation                                                                  9,244
          800   Dover Corporation                                                                  20,064
          300   Eaton Corporation                                                                  20,517
        1,600   Emerson Electric Company                                                           77,088
          500   Equifax, Inc.                                                                      11,780
        1,200   FedEx Corporation                                                                  63,828
        2,900   First Data Corporation                                                            101,326
          750   Fiserv, Inc. *                                                                     23,430
          300   Fluor Corporation                                                                   7,095
          800   General Dynamics Corporation                                                       63,304
       37,900   General Electric Company                                                          956,975
          700   Genuine Parts Company                                                              20,678
          300   Goodrich Corporation                                                                4,530
          700   H&R Block, Inc.                                                                    31,066
        3,100   Honeywell International, Inc.                                                      74,214
        1,200   Illinois Tool Works, Inc.                                                          73,680
        1,000   IMS Health, Inc.                                                                   15,040
          600   Ingersoll-Rand Company, Ltd.                                                       23,400
          400   ITT Industries, Inc.                                                               25,992
        1,700   Lockheed Martin Corporation                                                        98,430
        1,800   Masco Corporation                                                                  37,008
          200   McDermott International, Inc. *                                                       710
          700   Molex, Inc.                                                                        18,487
          200   Navistar International Corporation *                                                4,484
        1,400   Norfolk Southern Corporation                                                       28,280
          500   Northrop Grumman Corporation                                                       51,565
          450   PACCAR, Inc.                                                                       19,854
          400   Pall Corporation                                                                    6,948
          500   Parker Hannifin Corporation                                                        21,815
        1,400   Paychex, Inc.                                                                      40,348
          900   Pitney Bowes, Inc.                                                                 30,195
          300   Power-One, Inc. *                                                                   1,614
          400   R.R. Donnelley & Sons Company                                                       8,020
        1,500   Raytheon Company                                                                   44,250
          600   Robert Half International, Inc. *                                                  10,020
          700   Rockwell Automation, Inc.                                                          11,585
          700   Rockwell Collins                                                                   15,771
          200   Ryder System, Inc.                                                                  4,590
          500   Sabre, Inc. *                                                                       9,590
        2,900   Southwest Airlines Company                                                         42,340
          500   Textron, Inc.                                                                      20,500
          200   Thomas & Betts Corporation *                                                        3,312
        7,538   Tyco International, Ltd.                                                          108,999
        1,000   Union Pacific Corporation                                                          59,050
        4,300   United Parcel Service, Inc.                                                       258,043
        1,800   United Technologies Corporation                                                   111,006
          400   W.W. Grainger, Inc.                                                                19,384
        2,300   Waste Management, Inc.                                                             52,946

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                               3,562,358

---------------------------------------------------------------------------------------------------------------------------

Information Technology (14.0%)
        3,000   ADC Telecommunications, Inc. *                                                      4,740
          900   Adobe Systems, Inc.                                                                21,276
        1,300   Advanced Micro Devices, Inc. *                                                      7,982
        1,700   Agilent Technologies, Inc. *                                                       23,375
        1,400   Altera Corporation *                                                               16,408
        1,400   Analog Devices, Inc. *                                                             37,520
          300   Andrew Corporation *                                                                2,580
        1,300   Apple Computer, Inc. *                                                             20,891
        6,200   Applied Materials, Inc. *                                                          93,186
        1,100   Applied Micro Circuits Corporation *                                                4,290
          400   Autodesk, Inc.                                                                      4,680
        1,325   Avaya, Inc. *                                                                       2,650
          900   BMC Software, Inc. *                                                               14,346
        1,000   Broadcom Corporation *                                                             11,980
        1,600   CIENA Corporation *                                                                 5,888
       27,800   Cisco Systems, Inc. *                                                             310,804
          600   Citrix Systems, Inc. *                                                              4,530
        2,100   Computer Associates International, Inc.                                            31,206
          600   Computer Sciences Corporation *                                                    19,374
        1,400   Compuware Corporation *                                                             6,791
          700   Comverse Technology, Inc. *                                                         5,040
        3,600   Corning, Inc. *                                                                     6,732
        9,900   Dell Computer Corporation *                                                       283,239
          600   Electronic Arts, Inc. *                                                            39,072
        1,800   Electronic Data Systems Corporation                                                27,108
        8,300   EMC Corporation *                                                                  42,413
        1,200   Gateway, Inc. *                                                                     3,600
       11,541   Hewlett-Packard Company                                                           182,348
       25,300   Intel Corporation                                                                 437,690
        6,500   International Business Machines Corporation                                       513,110
          800   Intuit, Inc. *                                                                     41,536
          700   Jabil Circuit, Inc. *                                                              10,801
        5,100   JDS Uniphase Corporation *                                                         11,429
          700   KLA-Tencor Corporation *                                                           24,927
          500   Lexmark International, Inc. *                                                      29,710
        1,200   Linear Technology Corporation                                                      33,168
        1,400   LSI Logic Corporation *                                                             8,260
       13,000   Lucent Technologies, Inc. *                                                        15,990
        1,200   Maxim Integrated Products, Inc.                                                    38,208
          300   Mercury Interactive Corporation *                                                   7,911
        2,200   Micron Technology, Inc. *                                                          35,200
       20,600   Microsoft Corporation *                                                         1,101,482
          200   Millipore Corporation                                                               6,802
        8,700   Motorola, Inc.                                                                     79,779
          600   National Semiconductor Corporation *                                                7,968
          300   NCR Corporation *                                                                   6,672
        1,200   Network Appliance, Inc. *                                                          10,765
        1,300   Novell, Inc. *                                                                      3,159
          500   Novellus Systems, Inc. *                                                           15,800
          500   NVIDIA Corporation *                                                                5,950
       20,600   Oracle Corporation *                                                              209,914
          900   Parametric Technology Corporation *                                                 2,079
        1,100   PeopleSoft, Inc. *                                                                 19,910
          400   PerkinElmer, Inc.                                                                   2,784
          600   PMC-Sierra, Inc. *                                                                  2,922
          400   QLogic Corporation *                                                               13,924
        3,000   QUALCOMM, Inc. *                                                                  103,560
          700   Rational Software Corporation *                                                     4,634
        1,900   Sanmina-SCI Corporation *                                                           5,852
          500   Scientific-Atlanta, Inc.                                                            6,105
        1,800   Siebel Systems, Inc. *                                                             13,536
        3,100   Solectron Corporation *                                                             6,975
       12,300   Sun Microsystems, Inc. *                                                           36,420
        1,000   SunGard Data Systems, Inc. *                                                       22,170
          850   Symbol Technologies, Inc.                                                           7,353
          300   Tektronix, Inc. *                                                                   5,301
        1,500   Tellabs, Inc. *                                                                    11,520
          600   Teradyne, Inc. *                                                                    7,266
        6,500   Texas Instruments, Inc.                                                           103,090
          600   Thermo Electron Corporation *                                                      11,034
        1,200   Unisys Corporation *                                                               10,476
        1,500   VERITAS Software Corporation *                                                     22,875
          500   Waters Corporation *                                                               12,590
        2,700   Xerox Corporation *                                                                17,928
        1,200   Xilinx, Inc. *                                                                     22,788
        2,200   Yahoo!, Inc. *                                                                     32,824

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                    4,396,196

---------------------------------------------------------------------------------------------------------------------------

Materials (2.6%)
          900   Air Products and Chemicals, Inc.                                                   39,780
        3,200   Alcoa, Inc.                                                                        70,592
          300   Allegheny Technologies, Inc.                                                        2,055
          200   Ball Corporation                                                                    9,686
          200   Bemis Company, Inc.                                                                10,418
          200   Boise Cascade Corporation                                                           4,758
        3,483   Dow Chemical Company                                                               90,523
        3,800   E.I. du Pont de Nemours and Company                                               156,750
          300   Eastman Chemical Company                                                           10,902
          500   Ecolab, Inc.                                                                       24,125
          500   Engelhard Corporation                                                              11,075
          500   Freeport-McMoRan Copper & Gold, Inc., Class B *                                     6,100
          852   Georgia-Pacific Group                                                              10,394
          200   Great Lakes Chemical Corporation                                                    4,864
          400   Hercules, Inc. *                                                                    3,840
          400   International Flavors and Fragrances, Inc.                                         13,420
        1,800   International Paper Company                                                        62,874
          300   Louisiana-Pacific Corporation                                                       2,022
          691   Meadwestvaco Corporation                                                           14,476
        1,500   Newmont Mining Corporation                                                         37,080
          300   Nucor Corporation                                                                  12,642
          600   Pactiv Corporation *                                                               11,904
          300   Phelps Dodge Corporation *                                                          9,306
          700   Plum Creek Timber Company, Inc.                                                    15,827
          700   PPG Industries, Inc.                                                               32,921
          600   Praxair, Inc.                                                                      32,700
          800   Rohm and Haas Company                                                              26,616
          300   Sealed Air Corporation *                                                            4,596
          300   Sigma-Aldrich Corporation                                                          13,725
          200   Temple-Inland, Inc.                                                                 8,204
          300   United States Steel Corporation                                                     3,855
          400   Vulcan Materials Company                                                           13,424
          800   Weyerhaeuser Company                                                               36,240
          300   Worthington Industries, Inc.                                                        5,652

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                   813,346

---------------------------------------------------------------------------------------------------------------------------

Utilities (2.6%)
        2,000   AES Corporation *                                                                   3,540
          400   Allegheny Energy, Inc.                                                              2,280
          600   Ameren Corporation                                                                 24,240
        1,300   American Electric Power Company, Inc.                                              33,332
        1,400   Calpine Corporation *                                                               2,800
        1,100   CenterPoint Energy, Inc.                                                            7,788
          600   CINergy Corporation                                                                18,666
          500   CMS Energy Corporation                                                              3,915
          800   Consolidated Edison, Inc.                                                          34,056
          600   Constellation Energy Group, Inc.                                                   15,348
        1,200   Dominion Resources, Inc.                                                           57,600
          600   DTE Energy Company                                                                 27,054
        3,300   Duke Energy Corporation                                                            67,617
        1,400   Dynegy, Inc.                                                                          952
        1,200   Edison International *                                                             12,060
        2,192   El Paso Corporation                                                                16,988
          900   Entergy Corporation                                                                39,681
        1,275   Exelon Corporation                                                                 64,260
        1,100   FirstEnergy Corporation                                                            35,695
          700   FPL Group, Inc.                                                                    41,286
          500   KeySpan Corporation                                                                18,265
          500   Kinder Morgan, Inc.                                                                18,305
        1,516   Mirant Corporation *                                                                3,244
          200   Nicor, Inc.                                                                         6,208
          737   NiSource, Inc.                                                                     12,175
        1,400   Pacific Gas & Electric Company *                                                   15,190
          100   Peoples Energy Corporation                                                          3,635
          300   Pinnacle West Capital Corporation                                                   8,550
          600   PPL Corporation                                                                    20,766
          827   Progress Energy, Inc.                                                              34,502
          800   Public Service Enterprise Group, Inc.                                              22,920
          700   Sempra Energy                                                                      15,498
        2,700   Southern Company                                                                   80,190
          600   TECO Energy, Inc.                                                                   8,880
        1,000   TXU Corporation                                                                    14,350
        1,900   Williams Companies, Inc.                                                            3,572
        1,455   Xcel Energy, Inc.                                                                  15,132

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                   810,540

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $42,622,367)                                                             31,100,282

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity       Market
    Amount      Short-Term Investments (1.2%)                                               Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $   402,822   The AAL Money Market Fund                                                  1.200%      11/01/2002   $    402,822

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                      402,822

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $43,025,189)                                                                                  $ 31,503,104

------------------------------------------------------------------------------------------------------------------------------------

--------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                      The AAL Equity Income Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

      Shares    Common Stocks (94.5%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Communication Services (5.3%)
      109,216   AT&T Corporation                                                        $       1,424,177
      131,147   SBC Communications, Inc.                                                        3,365,232
      131,524   Telefonica SA ADR                                                               3,715,553
      115,100   Verizon Communications, Inc.                                                    4,346,176

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                   12,851,138

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (12.3%)
       54,300   Clear Channel Communications, Inc. *                                            2,011,815
       70,850   Darden Restaurants, Inc.                                                        1,344,733
      179,274   Delphi Corporation                                                              1,247,747
      144,800   Family Dollar Stores, Inc.                                                      4,458,392
            1   Ford Motor Company                                                                      7
      142,300   Fox Entertainment Group, Inc. *                                                 3,473,543
       94,200   Honda Motor Company, Ltd.                                                       1,703,136
      113,000   Lowe's Companies, Inc.                                                          4,715,490
       37,200   McGraw-Hill Companies, Inc.                                                     2,399,400
      135,000   MediaOne Group, Inc. *                                                          2,241,000
      111,600   Target Corporation                                                              3,361,392
       65,900   Viacom, Inc.*                                                                   2,939,799

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                   29,896,454

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (7.8%)
       89,500   CVS Corporation                                                                 2,481,835
       84,800   General Mills, Inc.                                                             3,503,936
       52,500   Kimberly-Clark Corporation                                                      2,703,750
       85,700   Kraft Foods, Inc.                                                               3,385,150
      201,900   Kroger Company *                                                                2,996,196
      123,500   SYSCO Corporation                                                               3,912,480

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                         18,983,347

---------------------------------------------------------------------------------------------------------------------------

Energy (8.9%)
       81,600   Baker Hughes, Inc.                                                              2,370,479
       34,347   ChevronTexaco Corporation                                                       2,322,888
       79,645   ConocoPhillips                                                                  3,862,783
       63,100   EOG Resources, Inc.                                                             2,336,593
      110,400   Exxon Mobil Corporation                                                         3,716,064
       66,700   Nabors Industries, Ltd.                                                         2,332,499
       71,900   Noble Corporation *                                                             2,323,808
       67,300   Valero Energy Corporation                                                       2,369,633

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                   21,634,747

---------------------------------------------------------------------------------------------------------------------------

Financials (26.4%)
      118,900   ACE, Ltd.                                                                       3,656,175
       57,700   American International Group, Inc.                                              3,609,135
       62,900   Bank of America Corporation                                                     4,390,420
       85,900   Bank of New York Company, Inc.                                                  2,233,400
      150,333   Citigroup, Inc.                                                                 5,554,804
       48,800   Comerica, Inc.                                                                  2,130,608
       75,100   Duke Realty Corporation                                                         1,824,929
      113,000   Equity Office Properties Trust                                                  2,721,040
       62,300   Federal National Mortgage Corporation                                           4,165,378
      105,400   First Industrial Realty Trust, Inc.                                             2,850,016
       75,100   Federal Home Loan Mortgage Corporation                                          4,624,658
       57,100   Hartford Financial Services Group, Inc.                                         2,255,450
       57,500   MBNA Corporation                                                                1,167,825
       97,100   MetLife, Inc.                                                                   2,318,748
      105,500   Simon Property Group, Inc.                                                      3,602,825
        6,495   Travelers Property Casualty Corporation *                                          86,708
       13,344   Travelers Property Casualty Corporation, Class B *                                180,411
      121,500   U.S. Bancorp                                                                    2,562,435
      127,900   Washington Mutual, Inc.                                                         4,573,704
      118,400   Wells Fargo & Company                                                           5,975,648
       46,300   XL Capital, Ltd.                                                                3,525,745

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                               64,010,062

---------------------------------------------------------------------------------------------------------------------------

Health Care (10.2%)
      130,100   Baxter International, Inc.                                                      3,255,102
       46,800   CIGNA Corporation                                                               1,691,352
       70,000   HCA, Inc.                                                                       3,044,300
      125,400   IVAX Corporation *                                                              1,573,770
       67,700   Johnson & Johnson                                                               3,977,375
       78,600   McKesson Corporation                                                            2,343,066
      114,800   Pfizer, Inc.                                                                    3,647,196
      111,700   Tenet Healthcare Corporation *                                                  3,211,375
       56,100   Wyeth Corporation                                                               1,879,350

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                              24,622,886

---------------------------------------------------------------------------------------------------------------------------

Industrials (8.7%)
       36,200   Emerson Electric Company                                                        1,744,116
      109,100   First Data Corporation                                                          3,811,954
      156,950   Honeywell International, Inc.                                                   3,757,383
      121,500   Masco Corporation                                                               2,498,040
       87,100   Pitney Bowes, Inc.                                                              2,922,205
       64,400   SPX Corporation *                                                               2,705,444
      108,600   Tyco International, Ltd.                                                        1,570,356
       75,600   Valassis Communications, Inc. *                                                 1,950,480

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                              20,959,978

---------------------------------------------------------------------------------------------------------------------------

Information Technology (7.2%)
       71,000   Applied Materials, Inc. *                                                       1,067,130
       61,600   Celestica, Inc. ADR                                                               850,080
       74,100   Harris Corporation                                                              1,954,758
       73,100   Hewlett-Packard Company                                                         1,154,980
       58,200   International Business Machines Corporation                                     4,594,308
       81,700   Intuit, Inc. *                                                                  4,241,864
       21,800   Microsoft Corporation *                                                         1,165,646
       51,900   Motorola, Inc.                                                                    475,923
      148,400   Oracle Corporation *                                                            1,512,196
       30,400   Texas Instruments, Inc.                                                           482,144

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                   17,499,029

---------------------------------------------------------------------------------------------------------------------------

Materials (4.8%)
       91,800   Alcoa, Inc.                                                                     2,025,108
      124,500   Engelhard Corporation                                                           2,757,675
       77,700   International Paper Company                                                     2,714,061
      133,100   United States Steel Corporation                                                 1,710,335
       51,100   Weyerhaeuser Company                                                            2,314,830

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                11,522,009

---------------------------------------------------------------------------------------------------------------------------

Utilities (2.9%)
       55,900   Dominion Resources, Inc.                                                        2,683,200
       52,000   El Paso Corporation                                                               403,000
       26,500   Entergy Corporation                                                             1,168,385
       45,100   FPL Group, Inc.                                                                 2,659,999

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                 6,914,584

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $258,066,490)                                                           228,894,234

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity       Market
    Amount      Short-Term Investments (5.5%)                                               Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
  $ 3,200,000   Old Line Funding Corporation                                               1.780%      11/15/2002   $  3,197,785
    9,986,136   The AAL Money Market Fund                                                  1.200       11/01/2002      9,986,136

------------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments
                (at amortized cost)                                                                                   13,183,921

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total Investments
                (Cost $271,250,411)                                                                               $  242,078,155

---------------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                         The AAL Balanced Fund
                                                         October 31, 2002 (a)
                                                              (unaudtied)

      Shares    Common Stocks (52.9%)                                                        Market Value
------------------------------------------------------------------------------------------------------------------------------------
Communication Services (1.1%)
       56,499   SBC Communications, Inc.                                                $       1,449,764
       17,000   Sprint FON Group                                                                  211,140
        8,500   Sprint PCS Group *                                                                 29,580
       43,600   Verizon Communications, Inc.                                                    1,646,336

---------------------------------------------------------------------------------------------------------------------------
                Total Communication Services                                                    3,336,820

---------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary (10.3%)
       26,965   Cablevision Systems Corporation *                                                 257,785
       13,200   Clear Channel Communications, Inc. *                                              489,060
      195,300   Comcast Corporation *                                                           4,493,853
      195,500   Cox Communications, Inc. *                                                      5,356,700
       21,100   Family Dollar Stores, Inc.                                                        649,669
       21,400   Gannett Company, Inc.                                                           1,624,902
       87,400   Harley-Davidson, Inc.                                                           4,571,020
       50,400   Home Depot, Inc.                                                                1,455,552
      220,500   Liberty Media Corporation *                                                     1,823,535
       19,800   New York Times Company                                                            958,518
       15,208   Starwood Hotels & Resorts Worldwide, Inc.                                         354,346
      134,700   Tiffany & Company                                                               3,526,446
       17,300   Tribune Company                                                                   831,265
       95,500   Wal-Mart Stores, Inc.                                                           5,114,025
       76,900   Walt Disney Company                                                             1,284,230

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Discretionary                                                   32,790,906

---------------------------------------------------------------------------------------------------------------------------

Consumer Staples (6.2%)
       25,200   Alberto-Culver Company                                                          1,300,824
        2,900   Corn Products International, Inc.                                                  85,463
        6,076   Dean Foods Company *                                                              227,789
       80,900   General Mills, Inc.                                                             3,342,788
       24,200   Kimberly-Clark Corporation                                                      1,246,300
      108,300   Philip Morris Companies, Inc.                                                   4,413,225
       35,000   Safeway, Inc. *                                                                   808,500
      247,200   Walgreen Company                                                                8,343,000

---------------------------------------------------------------------------------------------------------------------------
                Total Consumer Staples                                                         19,767,889

---------------------------------------------------------------------------------------------------------------------------

Energy (6.1%)
       12,231   Apache Corporation                                                                661,208
       22,300   Baker Hughes, Inc.                                                                647,815
       17,815   BP PLC                                                                            684,987
       14,600   ChevronTexaco Corporation                                                         987,398
       27,000   ENSCO International, Inc.                                                         730,080
      131,500   EOG Resources, Inc.                                                             4,869,445
      141,100   Exxon Mobil Corporation                                                         4,749,426
       11,708   GlobalSantaFe Corporation                                                         279,821
       36,400   Nabors Industries, Ltd.                                                         1,272,908
       44,400   Noble Corporation *                                                             1,435,008
       14,553   Patterson-UTI Energy, Inc. *                                                      420,873
       34,401   Royal Dutch Petroleum Company ADR                                               1,471,675
       32,000   Smith International, Inc. *                                                     1,000,320

---------------------------------------------------------------------------------------------------------------------------
                Total Energy                                                                   19,210,964

---------------------------------------------------------------------------------------------------------------------------

Financials (9.8%)
       78,200   American Express Company                                                        2,844,134
      126,212   American International Group, Inc.                                              7,894,561
       39,400   Bank of America Corporation                                                     2,750,120
       92,512   Citigroup, Inc.                                                                 3,418,318
       44,500   Federal National Mortgage House                                                 2,975,270
       32,300   Household International, Inc.                                                     767,448
       94,120   J.P. Morgan Chase & Company                                                     1,952,990
       93,450   MBNA Corporation                                                                1,897,970
       34,400   MGIC Investment Corporation                                                     1,443,424
       47,000   Morgan Stanley                                                                  1,829,240
       62,500   National City Corporation                                                       1,695,625
       12,300   Northern Trust Corporation                                                        428,286
       25,100   State Street Corporation                                                        1,038,387
        3,971   Travelers Property Casualty Corporation*                                           53,013
        8,254   Travelers Property Casualty Corporation, Class B *                                111,594

---------------------------------------------------------------------------------------------------------------------------
                Total Financials                                                               31,100,380

---------------------------------------------------------------------------------------------------------------------------

Health Care (7.1%)
       82,800   Johnson & Johnson                                                               4,864,500
       27,400   Medtronic, Inc.                                                                 1,227,520
       98,100   Merck & Company, Inc.                                                           5,320,944
      219,600   Pfizer, Inc.                                                                    6,976,692
       42,700   Schering-Plough Corporation                                                       911,645
       40,700   WellPoint Health Networks, Inc. *                                               3,061,047

---------------------------------------------------------------------------------------------------------------------------
                Total Health Care                                                              22,362,348

---------------------------------------------------------------------------------------------------------------------------

Industrials (5.4%)
       97,400   Automatic Data Processing, Inc.                                                 4,142,422
        5,600   CNF, Inc.                                                                         180,264
       24,600   Dover Corporation                                                                 616,968
       81,900   First Data Corporation                                                          2,861,586
      220,800   General Electric Company                                                        5,575,200
       18,800   Global Payments, Inc.                                                             531,100
       40,100   Herman Miller, Inc.                                                               723,805
       23,500   NDCHealth Corporation                                                             414,775
        9,600   PACCAR, Inc.                                                                      423,552
       26,400   United Technologies Corporation                                                 1,628,088

---------------------------------------------------------------------------------------------------------------------------
                Total Industrials                                                              17,097,760

---------------------------------------------------------------------------------------------------------------------------

Information Technology (6.5%)
      350,600   ADC Telecommunications, Inc. *                                                    553,948
      116,000   Agere Systems, Inc. *                                                             100,920
       33,300   Applied Materials, Inc. *                                                         500,499
       13,500   Arrow Electronics, Inc. *                                                         177,255
      146,400   Cisco Systems, Inc. *                                                           1,636,752
       14,700   Computer Sciences Corporation *                                                   474,663
       54,700   Dell Computer Corporation *                                                     1,564,967
       44,300   EMC Corporation *                                                                 226,373
       18,400   Gateway, Inc. *                                                                    55,200
       39,700   Hewlett-Packard Company                                                           627,260
      135,900   Intel Corporation                                                               2,351,070
       38,700   International Business Machines Corporation                                     3,054,978
      113,200   Microsoft Corporation *                                                         6,052,804
       77,300   Motorola, Inc.                                                                    708,841
      115,400   Oracle Corporation *                                                            1,175,926
       65,100   Sun Microsystems, Inc. *                                                          192,761
       69,900   Tellabs, Inc. *                                                                   536,832
       36,700   Texas Instruments, Inc.                                                           582,062

---------------------------------------------------------------------------------------------------------------------------
                Total Information Technology                                                   20,573,111

---------------------------------------------------------------------------------------------------------------------------

Materials (0.1%)
       10,500   Eastman Chemical Company                                                          381,570

---------------------------------------------------------------------------------------------------------------------------
                Total Materials                                                                   381,570

---------------------------------------------------------------------------------------------------------------------------

Utilities (0.3%)
       96,500   Calpine Corporation *                                                             193,000
       15,200   Entergy Corporation                                                               670,168

---------------------------------------------------------------------------------------------------------------------------
                Total Utilities                                                                   863,168

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks
                (Cost $192,635,006)                                                           167,484,916

---------------------------------------------------------------------------------------------------------------------------

  Principal                                                                              Interest       Maturity        Market
    Amount      Long-Term Fixed Income (34.2%)                                             Rate           Date           Value
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (3.2%)
   $ 1,000,000    EQCC Home Equity Loan Trust                                              6.930%      02/15/2029   $  1,063,307
       500,000    Federal Home Loan Mortgage Corporation                                   3.158       12/27/2029        500,617
     1,311,362    Green Tree Financial Corporation                                         6.330       11/01/2029      1,336,823
       900,000    Harley-Davidson Eaglemark Motorcycle Trust                               6.710       01/15/2007        919,634
     2,250,000    MBNA Master Credit Card Trust                                            6.450       02/15/2008      2,474,012
     1,000,000    Residential Asset Securities Corporation                                 8.040       10/25/2028      1,086,273
     2,000,000    Residential Asset Securities Corporation                                 4.988       02/25/2027      2,077,798
       713,111    Vanderbilt Mortgage Finance Corporation                                  8.045       07/07/2012        734,336

------------------------------------------------------------------------------------------------------------------------------------
                  Total Asset-Backed Securities                                                                       10,192,800

------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (0.2%)
       750,000    Textron Financial Corporation                                            5.875       06/01/2007        768,317

------------------------------------------------------------------------------------------------------------------------------------
                  Total Capital Goods                                                                                    768,317

------------------------------------------------------------------------------------------------------------------------------------

Commercial (4.1%)
       500,000    Banc of America Commercial Mortgage, Inc.                                5.118       07/11/2043        512,500
     2,152,212    CAM Commercial Mortgage Corporation                                      4.834       11/14/2036      2,256,483
     1,000,000    First Union National Bank Commercial Mortgage Trust                      7.390       11/15/2009      1,165,468
     1,789,049    First Union-Lehman Brothers- Bank of America Commercial
                  Mortgage Trust                                                           6.280       11/18/2035      1,913,429
     1,000,000    First Union-Lehman Brothers- Bank of America Commercial
                  Mortgage Trust                                                           6.560       11/18/2008      1,122,115
     1,500,000    GMAC Commercial Mortgage Securities, Inc.                                6.175       05/15/2033      1,660,293
     1,500,000    Morgan Stanley Capital I, Inc.                                           6.210       11/15/2031      1,665,833
     1,000,000    Morgan Stanley Dean Witter Capital I, Inc.                               6.5400       5/15/2008      1,122,288
     1,300,000    Nationslink Funding Corporation                                          7.181       06/20/2031      1,461,598

------------------------------------------------------------------------------------------------------------------------------------
                  Total Commercial                                                                                    12,880,007

------------------------------------------------------------------------------------------------------------------------------------

Communications (1.0%)
       250,000    AT&T Wireless Services, Inc.                                             7.875       03/01/2011        217,500
       250,000    Bell South Capital Funding                                               7.750       02/15/2010        288,157
     1,000,000    Continental Cablevision, Inc.                                            8.875       09/15/2005      1,000,000
       500,000    Cox Enterprises, Inc.                                                    8.000       02/15/2007        519,058
       500,000    SBC Communications, Inc.                                                 5.875       08/15/2012        531,400
       250,000    Sprint Capital Corporation                                               6.125       11/15/2008        196,478
       500,000    Verizon Global Funding Corporation                                       6.125       06/15/2007        531,691

------------------------------------------------------------------------------------------------------------------------------------
                  Total Communications                                                                                 3,284,284

------------------------------------------------------------------------------------------------------------------------------------

Consumer Non-cyclical (1.9%)
       850,000    Bunge Ltd Finance Corporation                                            7.800       10/15/2012        843,727
       500,000    Coca-Cola Enterprises, Inc.                                              4.375       09/15/2009        501,554
     1,000,000    ConAgra Foods, Inc.                                                      6.000       09/15/2006      1,088,962
       500,000    CVS Corporation                                                          3.875       11/01/2007        499,210
     1,100,000    Fred Meyer, Inc.                                                         7.450       03/01/2008      1,237,941
       250,000    General Mills, Inc.                                                      6.000       02/15/2012        267,781
       500,000    Tenet Healthcare Corporation                                             6.375       12/01/2011        529,432
     1,000,000    Waste Management, Inc.                                                   6.875       05/15/2009      1,035,558

------------------------------------------------------------------------------------------------------------------------------------
                  Total Consumer NonCyclical                                                                           6,004,165

------------------------------------------------------------------------------------------------------------------------------------

Finance (4.7%)
       250,000    Abbey National Capital Trust I                                           8.963       12/29/2049        297,876
     1,675,000    Cabot Industrial Properties, LP                                          7.125       05/01/2004      1,749,922
       550,000    Charter One Bank, FSB                                                    6.375       05/15/2012        596,475
       375,000    Citigroup, Inc.                                                          5.625       08/27/2012        385,796
       750,000    Countrywide Home Loans, Inc.                                             5.625       07/15/2009        767,609
       500,000    EOP Operating, LP                                                        6.800       01/15/2009        544,593
     1,250,000    Federal Home Loan Mortgage Corporation                                   4.000       10/29/2007      1,278,580
       500,000    Goldman Sachs Group, Inc.                                                6.600       01/15/2012        543,425
       250,000    Household Finance Corporation                                            5.875       02/01/2009        216,228
       650,000    ING Capital Funding Trust III                                            8.439       12/29/2049        739,635
       750,000    International Lease Finance Corporation                                  5.625       06/01/2007        753,560
     1,100,000    Mack-Cali Realty Corporation                                             7.000       03/15/2004      1,156,704
       550,000    Marshall & Ilsley Bank                                                   4.125       09/04/2007        564,049
       500,000    Morgan Stanley Dean Witter & Company                                     5.800       04/01/2007        535,744
       750,000    Principal Life Global Funding                                            5.125       06/28/2007        797,341
       750,000    ProLogis Trust                                                           7.100       04/15/2008        834,564
     1,000,000    Regency Centers, LP                                                      7.125       07/15/2005      1,094,318
       650,000    Royal Bank of Scotland Group PLC                                         9.118       03/31/2049        789,963
       750,000    Simon Property Group, LP                                                 6.375       11/15/2007        813,192
       375,000    Union Planters Corporation                                               7.750       03/01/2011        426,046

------------------------------------------------------------------------------------------------------------------------------------
                  Total Finance                                                                                       14,885,620

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Basic (1.0%)
       500,000    Alcoa, Inc.                                                              7.375       08/01/2010        586,400
     1,000,000    International Paper Company                                              7.625       08/01/2004      1,081,447
       250,000    International Paper Company                                              5.850       10/30/2012        256,458
       750,000    Praxair, Inc.                                                            6.500       03/01/2008        843,238
       500,000    Weyerhaeuser Company                                                     6.750       03/15/2012        524,054

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Basic                                                                             3,291,597

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Energy (0.5%)
       425,000    ConocoPhillips                                                           8.750%      05/25/2010        523,911
       500,000    Ocean Energy, Inc.                                                       4.375       10/01/2007        505,380
       250,000    Petroleos Mexicanos                                                      9.375       12/02/2008        275,000
       250,000    Union Oil Company of California                                          5.050       10/01/2012        243,935

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Energy                                                                            1,548,226

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Transportation (0.8%)
       750,000    Burlington Northern Santa Fe
                  Corporation                                                              7.125       12/15/2010        851,937
       500,000    Delta Air Lines, Inc.                                                    7.111       09/18/2011        454,644
       500,000    Union Pacific Corporation                                                7.375       09/15/2009        563,538
       736,183    United Air Lines, Inc. (b)                                               7.186       04/01/2011        523,139

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Transportation                                                                    2,393,258

------------------------------------------------------------------------------------------------------------------------------------

Municipal Revenue Bonds (0.3%)
       500,000    Educational Enhancement Funding
                  Corporation South Dakota Tobacco                                         6.720       06/01/2025        489,220
       500,000    Oregon School Board Association
                  General Obligation Bond (FGIC
                  Insured)                                                                 0.000       06/30/2007        423,085

------------------------------------------------------------------------------------------------------------------------------------
                  Total Municipal Revenue Bonds                                                                          912,305

------------------------------------------------------------------------------------------------------------------------------------

Other (0.5%)
       750,000    Corporacion Andina de Fomento                                            6.875       03/15/2012        750,681
       750,000    Province of Ontario                                                      3.750       12/15/2009        743,830

------------------------------------------------------------------------------------------------------------------------------------
                  Total Other                                                                                          1,494,511

------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (7.6%)
   15,250,000Federal National Mortgage
                  Association (c)                                                          5.500       11/01/2017     15,726,563
     8,000,000    Federal National Mortgage
                  Association (c)                                                          7.000       11/01/2032      8,352,496

------------------------------------------------------------------------------------------------------------------------------------
                  Total Pass Through Securities                                                                       24,079,059

------------------------------------------------------------------------------------------------------------------------------------

Technology (0.3%)
       550,000    Hewlett-Packard Company                                                  6.500       07/01/2012        563,396
       250,000    International Business Machines
                  Corporation                                                              4.250       09/15/2009        248,061

------------------------------------------------------------------------------------------------------------------------------------
                  Total Technology                                                                                       811,457

------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (5.6%)
     3,000,000    Federal Home Loan Mortgage Corporation                                   3.500       09/15/2007      3,043,698
     2,250,000    Federal National Mortgage Association                                    4.250       07/15/2007      2,356,157
       500,000    U.S. Treasury Bonds                                                      5.250       02/15/2029        506,660
       500,000    U.S. Treasury Bonds                                                      7.250       08/15/2022        637,285
     2,485,000    U.S. Treasury Bonds                                                      7.250       05/15/2016      3,137,409
     2,150,000    U.S. Treasury Notes                                                      4.875       02/15/2012      2,318,250
     4,400,000    U.S. Treasury Notes                                                      6.000       08/15/2009      5,085,608
       750,000    U.S. Treasury Notes                                                      4.375       08/15/2012        778,594

------------------------------------------------------------------------------------------------------------------------------------
                  Total U.S. Government Securities                                                                    17,863,661

------------------------------------------------------------------------------------------------------------------------------------

Utilities (2.5%)
       500,000    Arizona Public Service Company                                           6.375%      10/15/2011        512,494
       500,000    Carolina Power & Light, Inc.                                             6.500       07/15/2012        521,605
       500,000    Constellation Energy Group, Inc.                                         6.125       09/01/2009        472,446
     1,000,000    El Paso Energy Corporation                                               6.750       05/15/2009        660,000
     1,000,000    Enterprise Products Operating, LP                                        8.250       03/15/2005      1,049,615
       500,000    FirstEnergy Corporation                                                  6.450       11/15/2011        465,930
     1,000,000    Indiana Michigan Power Company                                           6.125       12/15/2006        960,478
       750,000    Kinder Morgan Energy Partners, LP                                        7.500       11/01/2010        827,573
       500,000    National Rural Utilities Cooperative
                  Finance Corporation                                                      5.750       08/28/2009        513,707
       700,000    Niagara Mohawk Power Corporation                                         7.750       10/01/2008        806,218
     1,200,000    Northeast Generation Company                                             4.998       10/15/2005      1,214,267

------------------------------------------------------------------------------------------------------------------------------------
                  Total Utilities                                                                                      8,004,333

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Long-Term Fixed Income
                  (Cost $105,700,606)                                                                                108,413,600

------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity        Market
    Amount        Short-Term Investments (12.9%)                                            Rate          Date           Value
------------------------------------------------------------------------------------------------------------------------------------
   $ 3,100,000    Exxon Imperial U.S., Inc.                                                1.720%      11/07/2002   $  3,099,117
     8,000,000    Federal Home Loan Mortgage Corporation                                   1.690       11/06/2002      7,998,122
     7,000,000    Kitty Hawk Funding Corporation                                           1.780       11/20/2002      6,993,424
     3,900,000    Old Line Funding Corporation                                             1.780       11/25/2002      3,895,372
    12,953,955    The AAL Money Market Fund                                                1.200       11/01/2002     12,953,955
     6,104,000    Tulip Funding Corporation                                                1.780       11/12/2002      6,100,680

------------------------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (at amortized cost)                                                                                 41,040,670

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments
                  (Cost $339,376,281)                                                                               $316,939,186

------------------------------------------------------------------------------------------------------------------------------------

-----------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.
(b)  Non-incoming producing, in default or bankrupt.
(c)  Denotes investments purchased on a when-issued basis.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                     The AAL High Yield Bond Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

   Principal                                                                             Interest      Maturity        Market
     Amount       Long-Term Fixed Income (96.4%)                                           Rate          Date           Value
------------------------------------------------------------------------------------------------------------------------------------
$      800,000    Building Materials Corporation of America                                7.750%      07/15/2005   $    616,000
     1,300,000    Case Corporation                                                         6.250       12/01/2003      1,228,500
     1,000,000    Compass Minerals Group, Inc.                                            10.000       08/15/2011      1,070,000
       950,000    Dresser, Inc.                                                            9.375       04/15/2011        893,000
     1,800,000    Tyco International Group SA                                              6.250       06/15/2003      1,746,000
     1,050,000    Tyco International Group SA                                              0.000       02/12/2021        767,813

------------------------------------------------------------------------------------------------------------------------------------
                  Total Capital Goods                                                                                  6,321,313

------------------------------------------------------------------------------------------------------------------------------------

Communications (31.0%)
     1,200,000    American Cellular Corporation                                            9.500       10/15/2009        180,000
       800,000    American Media Operation, Inc.                                          10.250       05/01/2009        824,000
       600,000    AT&T Corporation                                                         8.000       11/15/2031        573,000
       600,000    Cadmus Communications Corporation                                        9.750       06/01/2009        598,500
       800,000    CanWest Media, Inc.                                                     10.625       05/15/2011        848,000
       400,000    Charter Communications Holdings LLC                                      8.625       04/01/2009        172,000
       650,000    Charter Communications Holdings LLC                                      8.250       04/01/2007        279,500
     1,550,000    Charter Communications Holdings LLC                                     10.000       04/01/2009        662,625
       200,000    Crown Castle International Corporation                                  10.750       08/01/2011        154,000
       750,000    Crown Castle International Corporation                                   0.000       11/15/2007        585,000
     1,350,000    CSC Holdings, Inc.                                                       7.625       04/01/2011      1,103,625
       700,000    CSC Holdings, Inc.                                                       8.125       07/15/2009        581,000
       300,000    CSC Holdings, Inc.                                                       8.125       08/15/2009        249,000
       250,000    Echostar DBS Corporation                                                 9.375       02/01/2009        250,000
     1,250,000    Echostar DBS Corporation                                                 9.250       02/01/2006      1,250,000
       400,000    France Telecom SA                                                        8.500       03/01/2031        451,760
     1,150,000    France Telecom SA                                                        7.750       03/01/2011      1,268,818
       200,000    Garden State Newspapers, Inc.                                            8.750       10/01/2009        198,500
       800,000    Garden State Newspapers, Inc.                                            8.625       07/01/2011        786,000
       200,000    Hollinger International Publishing, Inc.                                 9.250       02/01/2006        201,000
       950,000    Hollinger International Publishing, Inc.                                 9.250       03/15/2007        954,750
     1,350,000    ICG Holdings, Inc.(b)                                                   12.500       05/01/2006          5,063
       350,000    Insight Midwest LP/Insight Capital, Inc.                                 9.750       10/01/2009        297,500
       700,000    Insight Midwest LP/Insight Capital, Inc.                                10.500       11/01/2010        605,500
       550,000    Lin Holdings Corporation                                                 0.000       03/01/2008        550,000
       500,000    Mail-Well, Inc.                                                          5.000       11/01/2002        503,125
     1,550,000    MCI WorldCom, Inc.                                                       6.950       08/15/2028        267,375
       700,000    Mediacom Broadband LLC                                                  11.000       07/15/2013        605,500
       500,000    Nextel Communications                                                    5.188       12/02/2002        431,000
       500,000    Nextel Communications                                                    5.438       12/02/2002        431,000
     1,800,000    Panamsat Corporation                                                     6.000       01/15/2003      1,796,845
     1,550,000    Panamsat Corporation                                                     8.500       02/01/2012      1,395,000
     1,100,000    Quebecor Media, Inc.                                                    11.125       07/15/2011        775,500
       750,000    Qwest Capital Funding, Inc.                                              7.900       08/15/2010        420,000
       970,000    Qwest Capital Funding, Inc.                                              7.250       02/15/2011        538,350
       120,000    Qwest Capital Funding, Inc.                                              7.750       02/15/2031         58,800
     1,200,000    Qwest Communications International, Inc.                                 7.500       11/01/2008        618,000
     1,750,000    Qwest Corporation                                                        8.875       03/15/2012      1,592,500
       100,000    Qwest Corporation                                                        7.625       06/09/2003         96,500
     1,000,000    Rogers Cantel, Inc.                                                      9.375       06/01/2008        830,000
       600,000    Rogers Communications, Inc.                                              8.875       07/15/2007        498,000
       680,000    Rural Cellular Corporation                                               9.625       05/15/2008        282,200
       320,000    Rural Cellular Corporation                                               9.750       01/15/2010        132,800
       600,000    Sinclair Broadcast Group, Inc.                                           9.000       07/15/2007        627,750
     2,000,000    Sprint Capital Corporation                                               8.750       03/15/2032      1,521,400
       400,000    Sprint Capital Corporation                                               6.125       11/15/2008        314,364
     1,220,000    Sprint Capital Corporation                                               8.375       03/15/2012      1,026,711
       600,000    Sprint Capital Corporation                                               7.625       01/30/2011        483,474
       450,000    TeleCorp PCS, Inc.                                                       0.000       04/15/2009        373,500
       315,000    TeleCorp PCS, Inc.                                                      10.625       07/15/2010        308,700
       800,000    TELUS Corporation                                                        7.500       06/01/2007        660,000
       675,000    Time Warner Telecom, Inc.                                               10.125       02/01/2011        310,500
       650,000    Tritel PCS, Inc.                                                         0.000       05/15/2009        554,125
       649,000    Tritel PCS, Inc.                                                        10.375       01/15/2011        626,285
       600,000    TSI Telecommunication Services, Inc.                                    12.750       02/01/2009        492,000
     1,450,000    WorldCom, Inc.(b)                                                        8.250       05/15/2031        250,125
       917,000    Young Broadcasting, Inc.                                                10.000       03/01/2011        843,640
       250,000    Young Broadcasting, Inc.                                                 8.500       12/15/2008        253,125

------------------------------------------------------------------------------------------------------------------------------------
                  Total Communications                                                                                33,547,335

------------------------------------------------------------------------------------------------------------------------------------

Consumer Cyclical (10.4%)
       800,000    AOL Time Warner, Inc.                                                    7.625       04/15/2031        724,907
       600,000    Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation       10.125       03/01/2012        588,000
       350,000    Dexter Media East LLC                                                   12.125       11/15/2012        359,307
       275,000    Dexter Media East LLC                                                    9.875       11/15/2009        287,692
       600,000    Dura Operating Corporation                                               8.625       04/15/2012        585,000
       400,000    Extended Stay America, Inc.                                              9.875       06/15/2011        382,000
     1,431,869    Extended Stay America, Inc.                                              5.300       01/31/2009      1,419,043
       550,000    Gap, Inc.                                                                5.625       05/01/2003        550,000
     1,100,000    HMH Properties, Inc.                                                     7.875       08/01/2005      1,078,000
       400,000    Jupiters, Ltd.                                                           8.500       03/01/2006        400,000
       350,000    Mandalay Resort Group                                                    6.700       11/15/2096        351,497
       265,000    Mandalay Resort Group                                                    7.625       07/15/2013        251,750
       550,000    MGM Mirage, Inc.                                                         8.375       02/01/2011        576,125
       650,000    Park Place Entertainment Corporation                                     8.875       09/15/2008        676,000
       500,000    R.H. Donnelley, Inc.                                                     9.125       06/01/2008        520,000
       655,000    Service Corporation International                                        6.875       10/01/2007        540,375
     1,000,000    Starwood Hotels & Resorts                                                6.750       11/15/2003      1,001,250
     1,000,000    Turner Broadcasting, Inc.                                                7.400       02/01/2004      1,011,586

------------------------------------------------------------------------------------------------------------------------------------
                  Total Consumer Cyclical                                                                             11,302,532

------------------------------------------------------------------------------------------------------------------------------------

Consumer Non-cyclical (11.4%)
       900,000    Allied Waste North America, Inc.                                         8.875       04/01/2008        891,000
       500,000    Allied Waste North America, Inc.                                         8.500       12/01/2008        487,500
       950,000    Allied Waste North America, Inc.                                        10.000       08/01/2009        912,000
       200,000    Armkel Finance, Inc.                                                     9.500       08/15/2009        213,500
     1,165,000    Bergen Brunswig Corporation                                              7.375       01/15/2003      1,167,913
       950,000    Beverly Enterprises, Inc.                                                9.000       02/15/2006        769,500
       750,000    DaVita Total Renal Care Holdings, Inc.                                   7.000       05/15/2009        726,563
       550,000    Dimon, Inc.                                                              9.625       10/15/2011        570,625
       625,000    Extendicare Health Services, Inc.                                        9.350       12/15/2007        537,500
       500,000    Foamex LP Capital Corporation                                           10.750       04/01/2009        280,000
     1,111,000    HEALTHSOUTH Corporation                                                  3.250       04/01/2003      1,065,171
       800,000    HEALTHSOUTH Corporation                                                  8.500       02/01/2008        660,000
       600,000    Ingles Markets, Inc.                                                     8.875       12/01/2011        537,000
       550,000    Johnsondiversey, Inc.                                                    9.625       05/15/2012        550,000
       500,000    Mail-Well, Inc.                                                          9.625       03/15/2012        352,500
       650,000    PacifiCare Health Systems, Inc.                                         10.750       06/01/2009        676,000
       500,000    Physician Sales & Service, Inc.                                          8.500       10/01/2007        515,000
       600,000    Rotech Healthcare, Inc.                                                  9.500       04/01/2012        567,000
       600,000    Roundy's, Inc.                                                           8.875       06/15/2012        579,000
       339,000    Solectron Corporation                                                    0.000       05/08/2020        201,281

------------------------------------------------------------------------------------------------------------------------------------
                  Total Consumer Noncyclical                                                                          12,259,053

------------------------------------------------------------------------------------------------------------------------------------

Consumer Staples (0.5%)
       650,000    Marsh Supermarkets, Inc.                                                 8.875       08/01/2007        588,250

------------------------------------------------------------------------------------------------------------------------------------
                  Total Consumer Staples                                                                                 588,250

------------------------------------------------------------------------------------------------------------------------------------

Finance (5.2%)
       850,000    Bluewater Finance, Ltd.                                                 10.250       02/15/2012        782,000
       700,000    Case Credit Corporation                                                  6.125       02/15/2003        684,387
     1,134,475    Cedar Brakes II LLC                                                      9.875       09/01/2013        818,966
       600,000    Elan Finance Corporation, Ltd.                                           0.000       12/14/2018        171,000
     1,950,000    FINOVA Group, Inc.                                                       7.500       11/15/2009        575,250
     1,000,000    Gemstone Investor, Ltd.                                                  7.710       10/31/2004        760,707
       400,000    Golden State Bancorp, Inc.                                               7.125       08/01/2005        433,382
       600,000    H&E Equipment Services                                                  11.125       06/15/2012        438,000
       241,687    JET Equipment Trust                                                      7.630       02/15/2015         98,062
       800,000    Ventas Realty LP Capital Corporation                                     8.750       05/01/2009        788,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Finance                                                                                        5,549,754

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Basic (7.1%)
       600,000    Avecia Group PLC                                                        11.000       07/01/2009        504,000
       700,000    Century Aluminum Company                                                11.750       04/15/2008        644,000
       430,000    Equistar Chemicals LP                                                   10.125       09/01/2008        387,000
       475,000    Equistar Chemicals LP                                                    8.750       02/15/2009        394,250
       850,000    Fort James Corporation                                                   6.700       11/15/2003        811,750
       400,000    Georgia-Pacific Corporation                                              9.875       11/01/2021        308,000
       400,000    Georgia-Pacific Corporation                                              9.500       05/15/2022        316,000
       500,000    Georgia-Pacific Corporation                                              9.125       07/01/2022        390,000
       200,000    Georgia-Pacific Corporation                                              8.875       05/15/2031        154,000
       400,000    Hercules, Inc.                                                          11.125       11/15/2007        440,500
       900,000    ISP Chemco, Inc.                                                        10.250       07/01/2011        913,500
       250,000    ISP Holdings, Inc.                                                      10.625       12/15/2009        225,000
       950,000    Lyondell Chemical Company                                                9.625       05/01/2007        907,250
       300,000    Lyondell Chemical Company                                                9.500       12/15/2008        280,500
       800,000    Millennium America, Inc.                                                 9.250       06/15/2008        804,000
       550,000    OM Group, Inc.                                                           9.250       12/15/2011        214,500

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Basic                                                                             7,694,250

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Energy (7.3%)
       600,000    Amerigas Partners, LP                                                    8.830       04/19/2010        641,659
       600,000    Chesapeake Energy Corporation                                            9.000       08/15/2012        627,000
       150,000    Giant Industries, Inc.                                                  11.000       05/15/2012         87,000
       650,000    Hanover Equipment Trust                                                  8.500       09/01/2008        617,500
       900,000    MDP Acquisitions PLC                                                     9.625       10/01/2012        922,500
       650,000    Newpark Resources, Inc.                                                  8.625       12/15/2007        611,000
       600,000    Pride International, Inc.                                                9.375       05/01/2007        627,000
       900,000    Pride International, Inc.                                                0.000       04/24/2018        428,625
       700,000    SESI LLC                                                                 8.875       05/15/2011        700,000
     1,017,980    South Point Energy Center LLC/ Broad River Energy LLC/
                  Rockgen Energy LLC                                                       8.400       05/30/2012        559,889
       950,000    Tesoro Escrow Corporation                                                9.625       04/01/2012        484,500
       850,000    Vintage Petroleum, Inc.                                                  8.250       05/01/2012        867,000
       597,000    Vintage Petroleum, Inc.                                                  9.000       12/15/2005        602,970
       150,000    Vintage Petroleum, Inc.                                                  8.625       02/01/2009        147,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Energy                                                                            7,923,643

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Transportation (2.3%)
       500,000    Continental Airlines, Inc.                                               7.373       12/15/2015        302,320
       500,000    Dunlop Standard Aerospace Holdings PLC                                  11.875       05/15/2009        495,000
       225,000    JET Equipment Trust                                                     10.000       06/15/2012         67,500
       700,000    TXU Corporation - Pinnacle Partners                                      8.830       08/15/2004        539,308
       450,000    United Air Lines, Inc. (b)                                               7.730       07/01/2010        320,094
       600,000    United Air Lines, Inc. (b)                                               6.602       09/01/2013        416,101
       460,688    US Airways Pass Through Trust Company                                    8.360       07/20/2020        374,632

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Transportation                                                                    2,514,955

------------------------------------------------------------------------------------------------------------------------------------

Other (4.1%)
     1,316,000    Brazilian Government International Bond                                  2.563       04/15/2006      1,023,190
     2,462,820    Brazilian Government International Bond                                  8.000       04/15/2014      1,431,514
       112,000    Brazilian Government International Bond                                  2.563       04/15/2006         80,221
       350,000    Mexico Government International Bond                                     8.000       09/24/2022        341,250
       650,000    Peru Government International Bond                                       9.125       02/21/2012        566,800
       500,000    Republic of Panama                                                       9.375       07/23/2012        520,000
       500,000    United Mexican States                                                    6.250       12/31/2019        490,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Other                                                                                          4,452,975

------------------------------------------------------------------------------------------------------------------------------------

Technology (0.7%)
       250,000    Fisher Scientific International, Inc.                                    9.000       02/01/2008        258,750
       500,000    Fisher Scientific International, Inc.                                    9.000       02/01/2008        517,500

------------------------------------------------------------------------------------------------------------------------------------
                  Total Technology                                                                                       776,250

------------------------------------------------------------------------------------------------------------------------------------

Utilities (10.6%)
       400,000    AmeriGas Eagle Finance Corporation                                      10.000       04/15/2006        416,000
       550,000    BRL Universal Equipment Corporation                                      8.875       02/15/2008        563,750
     1,700,000    Calpine Corporation                                                      7.625       04/15/2006        578,000
       300,000    Calpine Steers Corporation                                               7.440       05/27/2003        300,000
     1,500,000    CMS Energy Corporation                                                   7.500       01/15/2009      1,080,000
       100,000    CMS Panhandle Holding Company                                            6.500       07/15/2009         86,069
       200,000    CMS Panhandle Holding Company                                            7.000       07/15/2029        144,394
       200,000    Coastal Corporation                                                      9.625       05/15/2012        147,000
       350,000    Coastal Corporation                                                      7.750       06/15/2010        255,500
       600,000    Deutsche Telekom International Finance                                   8.250       06/15/2030        649,356
       320,000    Dynegy Holdings, Inc.                                                    6.875       04/01/2011         76,800
       400,000    Dynegy-Roseton Danskamme                                                 7.270       11/08/2010        160,000
       650,000    Edison Mission Holdings Company                                          9.875       04/15/2011        266,500
       425,000    El Paso Corporation                                                      7.750       01/15/2032        267,750
       250,000    El Paso Corporation                                                      7.800       08/01/2031        155,000
       250,000    El Paso Corporation                                                      8.500       06/01/2011        222,500
       550,000    Ferrellgas Partners, LP                                                  8.750       06/15/2012        561,000
       500,000    Ipalco Enterprises, Inc.                                                 7.625       11/14/2011        415,000
       150,000    Ipalco Enterprises, Inc.                                                 7.375       11/14/2008        126,000
       900,000    Leviathan Finance Corporation                                           10.375       06/01/2009        864,000
       350,000    Limestone Electron Trust                                                 8.625       03/15/2003        325,896
       700,000    PSEG Energy Holdings, Inc.                                               8.500       06/15/2011        441,000
       300,000    PSEG Energy Holdings, Inc.                                              10.000       10/01/2009        201,000
       757,876    Rocky River Private Placement (c)                                        8.810       04/14/2007        875,202
       500,000    Williams Companies, Inc.                                                 7.625       07/15/2019        277,500
       300,000    Williams Companies, Inc.                                                 7.750       06/15/2031        165,000
       150,000    Williams Companies, Inc.                                                 7.875       09/01/2021         84,000
       250,000    Williams Companies, Inc.                                                 7.500       01/15/2031        137,500
       700,000    Williams Companies, Inc.                                                 8.750       03/15/2032        409,500
     1,750,000    Williams Companies, Inc.                                                 9.250       03/15/2004      1,260,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Utilities                                                                                     11,511,217

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Long-Term Fixed Income
                  (Cost $119,462,399)                                                                                104,441,527

------------------------------------------------------------------------------------------------------------------------------------

        Shares    Preferred Stock (1.5%)                                                                              Value
------------------------------------------------------------------------------------------------------------------------------------
         2,050    Fresenius Medical Care Capital Trust II                                                             $1,660,500
         7,473    TransTexas Gas Corporation                                                                               2,616

------------------------------------------------------------------------------------------------------------------------------------
                  Total Preferred Stocks
                  Cost $2,015,142                                                                                      1,663,116

------------------------------------------------------------------------------------------------------------------------------------

        Shares    Common Stock (0.0%)                                                                                 Value
------------------------------------------------------------------------------------------------------------------------------------
             1    Abraxas Petroleum Corporation *                                                                   $          1
           750    Arcadia Financial, Ltd. Warrants                                                                             8
         1,752    FLAG Telecom Group, Ltd. (b)                                                                             6,132
           833    Orion Refining Corporation *                                                                                 0
         5,931    TransTexas Gas Corporation *                                                                                25
           500    Unifi Communications, Inc. Warrants                                                                          5

------------------------------------------------------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost $601,268)                                                                                          6,171
------------------------------------------------------------------------------------------------------------------------------------

   Principal                                                                              Interest      Maturity
     Amount       Short-Term Investments (2.1%)                                             Rate          Date           Value
------------------------------------------------------------------------------------------------------------------------------------
   $   800,000    Federal Home Loan Mortgage Corporation                                   1.700%      01/17/2003       $797,091
       700,000    Federal National Mortgage Association                                    1.700       01/15/2003        697,521
       226,551    Fidelity Domestic Portfolio Class III                                    1.200       11/01/2002        226,551
       600,000    HBOS Treasury Service                                                    1.790       01/23/2003        597,524

------------------------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (at amortized cost)                                                                                  2,318,687

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments
                  (Cost $124,394,496)                                                                               $108,429,501

----------------------
*    Non-income producing security.
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.
(b)  Non-income producing, in default or bankrupt.
(c)  Illiquid.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                      The AAL Municipal Bond Fund
                                                         October 31, 2002 (a)
                                                              (Unaudited)

  Principal                                                                                Interest    Maturity        Market
    Amount        Long-Term Fixed Income Investments(97.6%)                                  Rate        Date           Value
------------------------------------------------------------------------------------------------------------------------------------
Alaska - (0.4%)
  $  2,730,000    Northern Tobacco Securitization Corporation Alaska Tobacco
                  Settlement Revenue Bonds                                                 6.200%      06/01/2022     $2,764,889

------------------------------------------------------------------------------------------------------------------------------------
                  Total Alaska                                                                                         2,764,889

------------------------------------------------------------------------------------------------------------------------------------

Alabama - (1.7%)
     1,000,000    Alabama 21st Century Authority Tobacco Settlement Revenue Bonds          5.750       12/01/2020      1,002,350
    10,000,000    Huntsville, Alabama Health Care Authority Revenue Bonds (Series B)       5.750       06/01/2032      10,045,40

------------------------------------------------------------------------------------------------------------------------------------
                  Total Alabama                                                                                       11,047,750

------------------------------------------------------------------------------------------------------------------------------------

Arkansas - (0.6%)
     1,400,000    Arkansas State Community Water System Public Water Authority
                  Revenue (Series B) (MBIA Insured)                                        5.000       10/01/2023      1,403,612
       655,000    Arkansas State Development Finance Authority Single Family Mortgage
                  Revenue Bonds (Series F) (GNMA Insured) (Subject to 'AMT')               7.450       01/01/2027        684,527
     2,000,000    Blytheville, Arkansas Solid Waste Recycling and Sewer Treatment
                  Revenue Bonds (Nucor Corporation Project) (Subject to 'AMT')             6.900       12/01/2021      2,036,620

------------------------------------------------------------------------------------------------------------------------------------
                  Total Arkansas                                                                                       4,124,759

------------------------------------------------------------------------------------------------------------------------------------

Arizona - (1.6%)
       815,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              4.500       06/01/2007        871,594
       975,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              5.000       06/01/2011      1,064,642
     1,020,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              5.000       06/01/2012      1,115,288
       750,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              4.000       06/01/2005        784,335
       720,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              4.000       06/01/2004        743,530
       780,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              4.250       06/01/2006        826,082
       695,000    Arizona Health Facilities Authority Revenue Bonds (Arizona
                  Healthcare Pooled Financing) (FGIC Insured)                              4.000       06/01/2003        704,299
     1,000,000    Maricopa County, Arizona Elementary School District #068
                  Alhambra General Obligation Bonds (AMBAC Insured) (b)                    5.125       07/01/2012      1,065,540
       320,000    Phoenix, Arizona Industrial Development Authority Single Family
                  Mortgage Revenue Bonds (Series 1A)(GNMA/FNMA/FHLMC Insured)              5.875       06/01/2016        335,226
     1,500,000    Pima County, Arizona Industrial Development Authority Educational
                  Revenue Bonds (Arizona Charter Schools Project) (Series A)               6.750       07/01/2031      1,473,645
     1,285,000    Pima County, Arizona Industrial Development Authority Multifamily
                  Bonds (La Hacienda Project) (GNMA/FHA Insured)                           7.000       12/20/2031      1,456,226

------------------------------------------------------------------------------------------------------------------------------------
                  Total Arizona                                                                                       10,440,407

------------------------------------------------------------------------------------------------------------------------------------

California - (7.4%)
  $  1,040,000    California Rural Home Mortgage Finance Authority Single Family
                  Mortgage Revenue Bonds (Series D) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.100%      06/01/2031   $  1,133,330
     4,030,000    Contra Costa County, California Home Mortgage Revenue Bonds
                  (GNMA Insured) (Escrowed to Maturity) (b)                                7.500       05/01/2014      5,425,105
     6,000,000    Foothill/Eastern Transportation Corridor Agency California Toll
                  Road Revenue Bonds (Series A) (b)                                        0.000       01/01/2013      6,460,800
     7,145,000    Foothill/Eastern Transportation Corridor Agency California Toll
                  Road Revenue Bonds (Series A) (b)                                        0.000       01/01/2014      7,693,736
     5,000,000    Foothill/Eastern Transportation Corridor Agency California Toll
                  Road Revenue Bonds (Series A) (b)                                        0.000       01/01/2011      5,373,600
     1,335,000    Foothill/Eastern Transportation Corridor Agency California Toll
                  Road Revenue Bonds (Series A) (Escrowed to Maturity) (b)                 0.000       01/01/2005      1,277,582
     5,000,000    Foothill/Eastern Transportation Corridor Agency California Toll
                  Road Revenue Bonds (Series A) (Escrowed to Maturity) (b)                 0.000       01/01/2009      5,330,200
       420,000    Golden West Schools Financing Authority California Revenue
                  Bonds (Series A) (MBIA Insured)                                          5.800       02/01/2022        474,655
       740,000    Los Angeles, California Department of Water and Power Electric
                  Plant Revenue Bonds (b)                                                  6.100       02/15/2017        817,256
       170,000    Los Angeles, California Department of Water and Power Electric
                  Plant Revenue Bonds (FGIC/TCRS Insured) (b)                              5.375       09/01/2023        174,971
       260,000    Los Angeles, California Department of Water and Power Electric
                  Plant Unrefunded Revenue Bonds                                           6.100       02/15/2017        283,408
     4,200,000    Pomona, California Single Family Mortgage Revenue Bonds
                  (Series A) (GNMA/FNMA Insured) (Escrowed to Maturity) (b)                7.600       05/01/2023      5,546,604
     3,480,000    Sacramento County, California Single Family Mortgage Revenue
                  Bonds (Escrowed to Maturity) (Subject to 'AMT') (b)                      8.250       01/01/2021      5,000,029
     1,500,000    San Bernardino County, California Single Family Mortgage
                  Revenue Bonds (Series A) (GNMA Insured) (Escrowed to Maturity) (b)       7.500       05/01/2023      1,999,815
     2,845,000    Union, California Elementary School District Capital Appreciation
                  Bonds (Series B) (FGIC Insured)                                          0.000       09/01/2026        781,180
     2,980,000    Union, California Elementary School District Capital Appreciation
                  Bonds (Series B) (FGIC Insured)                                          0.000       09/01/2025        865,779

------------------------------------------------------------------------------------------------------------------------------------
                  Total California                                                                                    48,638,050

------------------------------------------------------------------------------------------------------------------------------------

Colorado - (5.6%)
     2,000,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (Bromley East Project) (Series A)                                  7.250       09/15/2030      2,123,700
     1,280,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (Cherry Creek Academy Facility, Inc.)                              6.000       04/01/2030      1,285,939
       570,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (Cherry Creek Academy Facility, Inc.)                              6.000       04/01/2021        574,526
     2,825,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (Classical Academy)                                                7.250       12/01/2030      3,003,088
     1,000,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (Pinnacle Charter School Project)                                  5.250       12/01/2011      1,003,910
     5,250,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (University Lab School Project)                                    6.250       06/01/2031      5,285,070
       750,000    Colorado Educational and Cultural Facilities Authority Revenue
                  Bonds (University Lab School Project)                                    6.125       06/01/2021        755,798
     2,000,000    Colorado Health Facilities Authority Revenue Bonds (Evangelical
                  Lutheran)                                                                6.800       12/01/2020      2,176,020
     1,000,000    Colorado Health Facilities Authority Revenue Bonds (Evangelical
                  Lutheran)                                                                6.250       12/01/2010      1,116,970
       910,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                  Family Program) (Series A-2) (Subject to 'AMT')                          7.450       10/01/2016        978,104
       400,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                  Family Program) (Series A-3)                                             6.300       08/01/2012        433,760
       565,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                  Family Program) (Series A-3)                                             7.250       04/01/2010        606,042
     2,250,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                  Family Program) (Series B-3)                                             6.700       08/01/2017      2,427,053
       645,000    Colorado Housing and Finance Authority Revenue Bonds (Single
                  Family Program) (Series C-3) (FHA/VA Insured)                            7.150       10/01/2030        695,974
     3,525,000    Colorado Water Resources and Power Development Authority
                  Small Water Resources Revenue Bonds (Series A) (FGIC Insured)            5.250       11/01/2021      3,670,865
     2,000,000    Denver, Colorado Health and Hospital Authority Healthcare
                  Revenue Bonds (Series A)                                                 6.250       12/01/2016      2,142,260
       200,000    Denver, Colorado Health and Hospital Authority Healthcare
                  Revenue Bonds (Series A)                                                 5.250       12/01/2010        209,138
       200,000    Denver, Colorado Health and Hospital Authority Healthcare
                  Revenue Bonds (Series A)                                                 5.250       12/01/2011        201,938
       500,000    Denver, Colorado Health and Hospital Authority Healthcare
                  Revenue Bonds (Series A)                                                 6.000       12/01/2023        503,945
     1,350,000    Denver, Colorado Health and Hospital Authority Healthcare
                  Revenue Bonds (Series A)                                                 6.000       12/01/2031      1,360,652
     4,000,000    Northwest Parkway Public Highway Authority Colorado Capital
                  Appreciation Revenue Bonds (Series C) (AMBA Insured)                     0.000       06/15/2021      2,636,840
     3,500,000    Regional Transportation District, Colorado, Sales Tax Revenue Bonds
                  (Series B) (AMBAC Insured)                                               5.500       11/01/2021      3,739,820

------------------------------------------------------------------------------------------------------------------------------------
                  Total Colorado                                                                                      36,931,412

------------------------------------------------------------------------------------------------------------------------------------

Connecticut - (0.3%)
     2,000,000    Connecticut State Health and Educational Facilities Authority
                  Revenue (Yale University) (Series W)                                     5.125       07/01/2027      2,024,920

------------------------------------------------------------------------------------------------------------------------------------
                  Total Connecticut                                                                                    2,024,920

------------------------------------------------------------------------------------------------------------------------------------

District of Columbia - (0.3%)
     1,885,000    District of Columbia Tobacco Settlement Financing Corporation
                  Revenue Bonds                                                            6.250       05/15/2024      1,883,172

------------------------------------------------------------------------------------------------------------------------------------
                  Total District of Columbia                                                                           1,883,172

------------------------------------------------------------------------------------------------------------------------------------

Florida - (4.3%)
     2,517,000    Brevard County, Florida Housing Finance Authority Homeowner
                  Mortgage Revenue Bonds (Series B) (GNMA Insured)                         6.500       09/01/2022      2,764,446
     2,530,000    Clay County, Florida Housing Finance Authority Single Family
                  Mortgage Revenue Bonds (GNMA/FNMA Insured) (Subject to 'AMT')            6.000       04/01/2029      2,601,928
     3,225,000    Escambia County, Florida Health Facilities Authority Revenue
                  Bonds (Azalea Trace, Inc.)                                               6.000       01/01/2015      3,151,340
       620,000    Florida State Board of Education Capital Outlay Unrefunded
                  General Obligation Bonds (MBIA Insured)                                  9.125       06/01/2014        906,155
     2,000,000    Highlands County, Florida Health Facilities Authority Revenue
                  Bonds (Adventist Health System/Sunbelt, Inc.) (Series A)                 6.000       11/15/2031      2,066,780
       265,000    Hillsborough County, Florida Industrial Development Authority
                  Revenue Bonds (Health Facilities Project-University Community
                  Hospital) (Series A)                                                     4.500       08/15/2003        268,556
     1,145,000    Leon County, Florida Educational Facilities Authority Certificates
                  of Participation (Escrowed to Maturity) (b)                              8.500       09/01/2017      1,669,570
     2,085,000    Manatee County, Florida Housing Finance Authority Single Family
                  Mortgage Revenue Bonds (Series 1) (GNMA/FNMA/
                  FHLMC Insured) (Subject to 'AMT')                                        7.200       05/01/2028      2,275,173
     1,320,000    Orange County, Florida Health Facilities Authority Revenue
                  Bonds (Adventist Health Systems)                                         5.750       11/15/2008      1,447,486
     1,000,000    Orange County, Florida Health Facilities Authority Revenue
                  Bonds (Adventist Health Systems)                                         5.850       11/15/2010      1,107,500
     2,000,000    Orange County, Florida Health Facilities Authority Revenue
                  Bonds (Orlando Regional Healthcare System) (Series A)
                   (MBIA Insured)                                                          6.250       10/01/2018      2,409,780
     1,545,000    Orange County, Florida Housing Finance Authority Homeowner
                  Revenue Bonds Series B-1) (GNMA/FNMA Insured) (Subject to 'AMT')         5.900       09/01/2028      1,615,514
     1,205,000    Palm Beach County, Florida Housing Finance Authority Single
                  Family Homeowner Revenue Bonds (Series A-1) (GNMA/
                  FNMA Insured) (Subject to 'AMT')                                         5.900       10/01/2027      1,259,996
     1,685,000    Pinellas County, Florida Housing Finance Authority Single Family
                  Housing Revenue Bonds (Multi-County Program) (Series B-1)
                  (Subject to 'AMT)                                                        7.250       09/01/2029      1,804,467
     2,525,000    Pinellas County, Florida Housing Finance Authority Single Family
                  Housing Revenue Bonds (Series A-1) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.200       09/01/2029      2,743,918

------------------------------------------------------------------------------------------------------------------------------------
                  Total Florida                                                                                       28,092,609

------------------------------------------------------------------------------------------------------------------------------------

Georgia - (0.3%)
     1,500,000    Savannah, Georgia Economic Development Authority Student
                  Housing Revenue Bonds (State University Project) (Series A)
                  (ACA Insured)                                                            6.750       11/15/2020      1,664,790

------------------------------------------------------------------------------------------------------------------------------------
                  Total Georgia                                                                                        1,664,790

------------------------------------------------------------------------------------------------------------------------------------

Iowa - (0.2%)
     1,100,000    Iowa Finance Authority Economic Development Revenue Bonds
                  (Foundation for Affordable Housing Project) (Series A)                   5.650       04/01/2033      1,189,188

------------------------------------------------------------------------------------------------------------------------------------
                  Total Iowa                                                                                           1,189,188

------------------------------------------------------------------------------------------------------------------------------------

Illinois - (11.8%)
     2,000,000    Broadview, Illinois Tax Increment Tax Allocation Bonds                   5.250       07/01/2012      2,041,060
     1,000,000    Broadview, Illinois Tax Increment Tax Allocation Revenue Bonds           5.375       07/01/2015      1,013,350
       820,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                  (Series A) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                  7.250       09/01/2028        857,121
     3,635,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                  (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                  7.050       10/01/2030      3,880,835
     1,420,000    Chicago, Illinois Single Family Mortgage Revenue Bonds
                  (Series C) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')                  7.000       03/01/2032      1,537,647
     7,200,000    Chicago, Illinois Tax Increment Capital Appreciation Tax
                  Allocation Bonds (Series A) (ACA Insured)                                0.000       11/15/2014      3,906,072
     1,000,000    Cook County, Illinois Community Consolidated School
                  District #15 Palatine Capital Appreciation General Obligation
                  Bonds (FGIC Insured)                                                     0.000       12/01/2014        576,940
     2,250,000    Cook County, Illinois General Obligation Bonds (Series B)
                  (FGIC Insured)                                                           5.500       11/15/2022      2,297,385
     1,815,000    Cook County, Illinois School District #99 Cicero General Obligation
                  Bonds (FGIC Insured)                                                     8.500       12/01/2016      2,635,525
     1,250,000    Cook County, Illinois School District #99 Cicero General Obligation
                  Bonds (FGIC Insured)                                                     8.500       12/01/2011      1,697,963
     1,565,000    Cook County, Illinois School District #99 Cicero General Obligation
                  Bonds (FGIC Insured)                                                     8.500       12/01/2014      2,232,097
     1,000,000    Du Page County, Illinois General Obligation Bonds (Stormwater Project)   5.600       01/01/2021      1,098,750
     3,500,000    Illinois Development Finance Authority Hospital Revenue Bonds
                  (Adventist Health System/Sunbelt Obligation)                             5.500       11/15/2029      3,353,350
     1,000,000    Illinois Development Finance Authority Revenue Bonds (Midwestern
                  University) (Series B)                                                   6.000       05/15/2021      1,049,040
     2,365,000    Illinois Development Finance Authority Revenue Bonds (School
                  District #304) (Series A) (FSA Insured)                                  0.000       01/01/2021        903,903
     4,900,000    Illinois Educational Facilities Authority Revenue Bonds
                  (Northwestern University)                                                5.250       11/01/2032      5,415,284
       380,000    Illinois Health Facilities Authority Revenue Bonds (Series B)
                  (MBIA/IBC Insured)                                                       5.250       08/15/2018        428,442
     1,600,000    Illinois Health Facilities Authority Revenue Bonds (Bethesda
                  Home and Retirement) (Series A)                                          6.250       09/01/2014      1,667,904
     2,000,000    Illinois Health Facilities Authority Revenue Bonds (Contegra
                  Health Systems)                                                          5.250       09/01/2018      1,977,880
     2,500,000    Illinois Health Facilities Authority Revenue Bonds (Passavant
                  Memorial Area Hospital Association)                                      6.000       10/01/2024      2,545,400
     1,000,000    Illinois Health Facilities Authority Revenue Bonds
                  (Riverside health System)                                                6.850       11/15/2029      1,077,780
     4,180,000    Illinois Health Facilities Authority Revenue Bonds (Rush-
                  Presbyterian-St. Luke's) (Series A) (MBIA Insured)                       5.250       11/15/2014      4,480,417
     2,000,000    Illinois Health Facilities Authority Revenue Bonds (Swedish
                  American Hospital)                                                       6.875       11/15/2030      2,151,540
     4,655,000    Illinois Health Facilities Authority Revenue Bonds (Thorek
                  Hospital and Medical Center)                                             5.250       08/15/2018      4,243,451
     2,120,000    Illinois Health Facilities Authority Unrefunded Revenue Bonds
                  (Series B) (MBIA/IBC Insured)                                            5.250       08/15/2018      2,219,216
     3,065,000    Illinois State Sales Tax Revenue Bonds (Series L)                        0.000       06/15/2012      3,947,107
     2,200,000    Kane, McHenry, Cook and DeKalb Counties, Illinois School
                  District #300 Capital Appreciation General Obligation Bonds              0.000       12/01/2021        795,036
     3,035,000    McHenry County, Illinois Community High School District #157
                  General Obligation Bonds (FSA Insured)                                   9.000       12/01/2017      4,579,299
     4,000,000    McLean County, Illinois Bloomington - Normal Airport Central
                  Illinois Regional Authority Revenue Bonds (Subject to 'AMT')             6.050       12/15/2019      3,673,800
       885,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                  Revenue Bonds (McCormick Place Exposition Project) (Series A)            5.500       06/15/2015      1,004,909
     1,115,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                  Revenue Bonds (McCormick Place Exposition Project) (Series A) (b)        5.500       06/15/2015      1,272,193
     2,000,000    Metropolitan Pier and Exposition Authority Illinois State Tax
                  Revenue Bonds (McCormick Place Exposition Project) (Series A)
                  (MBIA Insured)                                                           0.000       12/15/2024        591,060
     3,100,000    Metropolitan Pier and Exposition Authority Illinois State Tax Revenue
                  Bonds (McCormick Place Exposition Project) (Series A) (MBIA Insured)     0.000       06/15/2024        941,780
     2,000,000    Metropolitan Pier and Exposition Authority Illinois State Tax Revenue
                  Bonds (McCormick Place Exposition Project) (Series B) (MBIA Insured)     0.000       06/15/2020      1,231,140
     3,000,000    Regional Transportation Authority Illinois Revenue Bonds (Series A)
                  (FGIC Insured)                                                           6.700       11/01/2021      3,770,700
       500,000    Southwestern Illinois Development Authority Revenue Bonds
                  (Anderson Hospital)                                                      5.625       08/15/2029        466,930

------------------------------------------------------------------------------------------------------------------------------------
                  Total Illinois                                                                                      77,562,306

------------------------------------------------------------------------------------------------------------------------------------

Indiana - (1.8%)
     1,250,000    East Chicago, Indiana Elementary School Building Corporation
                  Revenue Bonds                                                            6.250       01/05/2016      1,468,413
       430,000    Indiana State Housing Authority Single Family Mortgage Revenue
                  Bonds (Series C-2) (GNMA Insured)                                        5.250       07/01/2017        439,482
       510,000    Indiana Transportation Finance Authority Airport Facilities Lease
                  Revenue Bonds (Series A)                                                 5.400       11/01/2006        559,475
       570,000    Indiana Transportation Finance Authority Highway Revenue Bonds
                  (Series A) (AMBAC Insured) (Escrowed to Maturity) (b)                    5.750       06/01/2012        661,964
       985,000    Indiana Transportation Finance Authority Highway Revenue Bonds
                  (Series A) (MBIA/IBC Insured) (Escrowed to Maturity) (b)                 7.250       06/01/2015      1,234,283
       250,000    Indiana Transportation Finance Authority Highway Revenue Bonds
                  (Series A)                                                               6.800       12/01/2016        309,597
     3,565,000    Indiana Transportation Finance Authority Highway Unrefunded
                  Revenue Bonds (Series A) (MBIA/IBC Insured)                              7.250       06/01/2015      4,606,265
     2,500,000    Petersburg, Indiana Industrial Pollution Control Revenue Bonds
                  (Indianapolis Power and Light Company) (Series A) (MBIA/
                  IBC Insured)                                                             6.100       01/01/2016      2,565,625

------------------------------------------------------------------------------------------------------------------------------------
                  Total Indiana                                                                                       11,845,104

------------------------------------------------------------------------------------------------------------------------------------

Kansas - (1.0%)
     4,140,000    Kansas City, Kansas Utility System Unrefunded Revenue Bonds
                  (FGIC Insured)                                                           6.375       09/01/2023      4,524,109
     1,800,000    Sedgwick and Shawnee Counties, Kansas Single Family Mortgage
                  Revenue Bonds (Series A-2) (GNMA Insured)                                6.700       06/01/2029      1,929,942

------------------------------------------------------------------------------------------------------------------------------------
                  Total Kansas                                                                                         6,454,051

------------------------------------------------------------------------------------------------------------------------------------

Kentucky - (0.5%)
     3,000,000    Trimble County, Kentucky Pollution Control Unrefunded Revenue
                  Bonds (Series B) (AMBAC/TCRS Insured) (Subject to 'AMT')                 6.550       11/01/2020      3,066,660

------------------------------------------------------------------------------------------------------------------------------------
                  Total Kentucky                                                                                       3,066,660

------------------------------------------------------------------------------------------------------------------------------------

Louisiana - (3.8%)
     4,190,000    East Baton Rouge, Louisiana Mortgage Finance Authority Single
                  Family Revenue Bonds (Series A) (GNMA/FNMA Insured) (Subject
                  to 'AMT')                                                                6.125       04/01/2026      4,370,170
       435,000    East Baton Rouge, Louisiana Mortgage Finance Authority Single
                  Family Revenue Bonds (Series B-2) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       6.125       10/01/2022        454,449
     3,565,000    Jefferson Parish, Louisiana Home Mortgage Authority Single Family
                  Mortgage Revenue Bonds (Series A-2) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.500       12/01/2030      3,865,030
     1,585,000    Jefferson Parish, Louisiana Home Mortgage Authority Single Family
                  Mortgage Revenue Bonds (Series D-1) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.500       06/01/2026      1,721,960
     1,885,000    Louisiana Housing Finance Agency Single Family Mortgage Revenue
                  Bonds (Series A-2) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')          7.800       12/01/2026      2,023,585
     1,135,000    Louisiana Housing Finance Agency Single Family Mortgage Revenue
                  Bonds (Series A-2) (GNMA/FNMA/FHLMC Insured) (Subject to 'AMT')          7.050       06/01/2031      1,224,188
     3,000,000    Louisiana Public Facilities Authority Hospital Revenue Bonds (Lake
                  Charles Memorial) (AMBAC/TCRS Insured)                                   8.625       12/01/2030      3,851,280
     2,605,000    Regional Transportation Authority Louisiana Sales Tax Revenue
                  Bonds (Series A) (FGIC Insured)                                          8.000       12/01/2012      3,492,003
     4,200,000    Tobacco Settlement Financing Corporation Louisiana Revenue
                  Bonds (Series 2001-B)                                                    5.500       05/15/2030      3,829,350

------------------------------------------------------------------------------------------------------------------------------------
                  Total Louisiana                                                                                     24,832,015

------------------------------------------------------------------------------------------------------------------------------------

Massachusetts - (0.9%)
       725,000    Massachusetts State Development Finance Agency Revenue Bonds
                  (Devens Electric Systems)                                                5.625       12/01/2016        755,761
     1,000,000    Massachusetts State Health and Educational Facilities Authority
                  Revenue Bonds (Partners Healthcare System) (Series C)                    6.000       07/01/2016      1,097,190
     3,000,000    Massachusetts State Industrial Finance Agency Revenue Bonds
                  (Bradford College) (ACA Insured)                                         5.250       11/01/2018      2,864,910
     1,170,000    Westfield, Massachusetts General Obligation Bonds (FGIC Insured)         6.500       05/01/2014      1,367,391

------------------------------------------------------------------------------------------------------------------------------------
                  Total Massachusetts                                                                                  6,085,252

------------------------------------------------------------------------------------------------------------------------------------

Maryland - (0.4%)
     1,550,000    Maryland State Economic Development Corporation Student
                  Housing Revenue Bonds (Sheppard Pratt) (ACA Insured)                     6.000       07/01/2033      1,619,145
       720,000    Prince Georges County, Maryland Housing Authority Single
                  Family Mortgage Revenue Bonds (Series A) (GNMA/FNMA/
                  FHLMC Insured) (Subject to 'AMT')                                        7.400       08/01/2032        764,849

------------------------------------------------------------------------------------------------------------------------------------
                  Total Maryland                                                                                       2,383,994

------------------------------------------------------------------------------------------------------------------------------------

Michigan - (3.3%)
     3,965,000    Chelsea, Michigan Economic Development Corporation Obligation
                  Revenue Bonds (United Methodist Retirement)                              5.400       11/15/2027      3,341,940
       545,000    Chelsea, Michigan Economic Development Corporation Obligation
                  Revenue Bonds (United Methodist Retirement)                              4.900       11/15/2006        525,473
       515,000    Chelsea, Michigan Economic Development Corporation Obligation
                  Revenue Bonds (United Methodist Retirement)                              4.800       11/15/2005        502,408
       250,000    Dickinson County, Michigan Healthcare System Hospital Revenue
                  Bonds                                                                    5.700       11/01/2018        235,115
     1,350,000    Dickinson County, Michigan Healthcare System Hospital Revenue
                  Bonds                                                                    5.500       11/01/2013      1,329,116
     2,000,000    East Lansing, Michigan Building Authority General Obligation Bonds       5.700       04/01/2020      2,261,520
     1,000,000    Grand Valley, Michigan State University Revenue Bonds (MBIA
                  Insured)                                                                 5.250       10/01/2017      1,058,000
       135,000    Hillsdale, Michigan Hospital Finance Authority Revenue Bonds
                  (Hillsdale Community Health Center)                                      4.800       05/15/2005        132,454
       260,000    Hillsdale, Michigan Hospital Finance Authority Revenue Bonds
                  (Hillsdale Community Health Center)                                      4.700       05/15/2004        256,950
     7,000,000    Michigan Public Power Agency Revenue Bonds (Belle River
                  Project) (Series B)                                                      5.000       01/01/2019      7,003,780
     1,380,000    Michigan Public Power Agency Revenue Bonds (Combustion
                  Turbine #1 Project) (Series A) (AMBAC Insured)                           5.250       01/01/2016      1,477,635
       950,000    Michigan State Hospital Finance Authority Revenue Bonds
                  (Hackley Hospital) (Series A)                                            4.800       05/01/2005        977,360
       990,000    Summit Academy North Michigan Public School Academy
                  Certificates of Participation                                            6.550       07/01/2014      1,008,285
       690,000    Summit Academy North Michigan Public School Academy
                  Certificates of Participation                                            8.375       07/01/2030        731,669
     1,000,000    Trenton, Michigan Building Authority General Obligation Bonds
                  (AMBAC Insured)                                                          5.600       10/01/2019      1,087,290

------------------------------------------------------------------------------------------------------------------------------------
                  Total Michigan                                                                                      21,928,995

------------------------------------------------------------------------------------------------------------------------------------

Minnesota - (1.4%)
       375,000    Chaska, Minnesota Economic Development Authority School Facilities
                  Lease Revenue Bonds (Independent School District #112) (Series A)        5.125%      12/01/2010        405,083
     5,000,000    Lakeville Minnesota Independent School District #194 (Series B)
                  (FGIC Insured)                                                           0.000       02/01/2016      2,657,200
       300,000    Scott County, Minnesota Housing and Redevelopment Authority
                  Facilities Lease Revenue Bonds (Workforce Center Project)                5.000       02/01/2017        307,239
       525,000    Scott County, Minnesota Housing and Redevelopment Authority
                  Facilities Lease Revenue Bonds (Workforce Center Project)                5.000       02/01/2018        535,211
     5,000,000    White Earth Band of Chippewa Indians Minnesota Revenue Bonds
                  (Series A) (ACA Insured)                                                 7.000       12/01/2011      5,559,550

------------------------------------------------------------------------------------------------------------------------------------
                  Total Minnesota                                                                                      9,464,283

------------------------------------------------------------------------------------------------------------------------------------

Missouri - (1.3%)
       500,000    Missouri State Development Finance Board Infrastructure Facilities
                  Revenue Bonds (Eastland Center Project Phase II) (Series B)              6.000       04/01/2021        516,500
       785,000    Missouri State Development Finance Board Infrastructure Facilities
                  Revenue Bonds (Eastland Center Project Phase II) (Series B)              5.875       04/01/2017        816,863
     2,195,000    Missouri State Health and Educational Facilities Authority Revenue
                  Bonds (Bethesda Health) (Series A) (b)                                   7.500       08/15/2012      2,457,456
     1,180,000    Missouri State Health and Educational Facilities Authority Revenue
                  Bonds (Bethesda Health) (Series A) (b)                                   7.500       08/15/2012      1,321,093
     1,220,000    Missouri State Housing Development Commission Single Family
                  Mortgage Revenue Bonds (Series B-1) (GNMA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.450       09/01/2031      1,335,766
     1,840,000    Missouri State Housing Development Commission Single Family
                  Mortgage Revenue Bonds (Series C-1) (GMNA/FNMA Insured)
                  (Subject to 'AMT')                                                       7.150       03/01/2032      1,988,874

------------------------------------------------------------------------------------------------------------------------------------
                  Total Missouri                                                                                       8,436,552

------------------------------------------------------------------------------------------------------------------------------------

Montana - (0.9%)
       230,000    Montana State Board of Housing Single Family Mortgage Revenue
                  Bonds (Series A-1)                                                       6.000       06/01/2016        243,269
       865,000    Montana State Board of Housing Single Family Mortgage Revenue
                  Bonds (Series A-2) (Subject to 'AMT')                                    6.250       06/01/2019        902,134
     1,340,000    Montana State Board of Regents Revenue Bonds (Higher Education-
                  University of Montana) (Series F) (MBIA Insured)                         5.750       05/15/2016      1,502,810
     3,000,000    Montana State Health Facilities Authority Revenue Bonds (Hillcrest
                  Senior Living Project)                                                   7.375       06/01/2030      3,141,960

------------------------------------------------------------------------------------------------------------------------------------
                  Total Montana                                                                                        5,790,173

------------------------------------------------------------------------------------------------------------------------------------

North Carolina - (2.7%)
     1,170,000    Fayetteville, North Carolina Public Works Commission Revenue
                  Bonds (FSA Insured)                                                      5.125       03/01/2017      1,225,820
     1,475,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series A) (b)                                             6.000       01/01/2026      1,721,679
     3,000,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds                                                            6.000       01/01/2014      3,066,300
     1,960,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series B)                                                 5.500       01/01/2021      1,933,030
     1,605,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series B)                                                 6.250       01/01/2012      1,642,814
       370,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series B)                                                 6.000       01/01/2013        378,303
       175,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series B)                                                 6.000       01/01/2006        189,588
     2,000,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series D)                                                 6.750       01/01/2026      2,174,440
     1,725,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series D)                                                 5.875       01/01/2013      1,763,485
       100,000    North Carolina Eastern Municipal Power Agency Power System
                  Revenue Bonds (Series G)                                                 5.750       12/01/2016        103,071
     1,250,000    North Carolina Municipal Power Agency #1 Catawba Electric
                  Revenue Bonds (Series B)                                                 6.250       01/01/2007      1,377,700
       250,000    North Carolina Municipal Power Agency #1 Catawba Electric
                  Revenue Bonds (Series B)                                                 6.500       01/01/2009        282,165
       610,000    North Carolina Municipal Power Agency #1 Catawba Electric
                  Revenue Bonds (Series B)                                                 6.375       01/01/2013        674,264
       500,000    North Carolina Municipal Power Agency #1 Catawba Electric
                  Unrefunded Revenue Bonds (Series B)                                      6.000       01/01/2020        501,310
     1,000,000    Wake County, North Carolina Industrial, Facilities, and Pollution
                  Control Revenue Bonds (Carolina Power and Light Company Project)         5.375       02/01/2017      1,030,230

------------------------------------------------------------------------------------------------------------------------------------
                  Total North Carolina                                                                                18,064,199

------------------------------------------------------------------------------------------------------------------------------------

North Dakota - (0.5%)
     3,250,000    Ward County, North Dakota Health Care Facilities Revenue Bonds
                  (Trinity Medical Center) (Series B)                                      6.250       07/01/2021      3,296,280

------------------------------------------------------------------------------------------------------------------------------------
                  Total North Dakota                                                                                   3,296,280

------------------------------------------------------------------------------------------------------------------------------------

Nebraska - (0.8%)
       500,000    American Public Energy Agency Nebraska Gas Supply Revenue
                  Bonds (Nebraska Public Gas Agency Project) (Series C)
                  (AMBAC Insured)                                                          4.000       09/01/2004        517,795
       170,000    American Public Energy Agency Nebraska Gas Supply Revenue
                  Bonds (Nebraska Public Gas Agency Project) (Series C)
                  (AMBAC Insured)                                                          4.300       03/01/2011        176,781
     2,500,000    Nebraska Public Power District Revenue Bonds (Series B)
                  (AMBAC Insured)                                                          5.000       01/01/2013      2,729,925
     1,675,000    Omaha, Nebraska Special Assessment Bonds (Riverfront
                  Redevelopment Project) (Series A)                                        5.500       02/01/2015      1,871,377

------------------------------------------------------------------------------------------------------------------------------------
                  Total Nebraska                                                                                       5,295,878

------------------------------------------------------------------------------------------------------------------------------------

New Jersey - (1.0%)
     2,000,000    Hudson County New Jersey Certificate of Participation Department
                  of Finance and Administration (MBIA Insured)                             6.250       12/01/2015      2,411,140
     4,570,000    Tobacco Settlement Authority New Jersey Tobacco Settlement
                  Revenue Bonds                                                            5.375       06/01/2018      4,407,537

------------------------------------------------------------------------------------------------------------------------------------
                  Total New Jersey                                                                                     6,818,677

------------------------------------------------------------------------------------------------------------------------------------

New Mexico - (1.1%)
     2,525,000    New Mexico Mortgage Finance Authority Revenue Bonds (Series F)
                  (GNMA/FNMA Insured)                                                      7.000       01/01/2026      2,764,673
       785,000    New Mexico Mortgage Finance Authority Single Family Mortgage
                  Capital Appreciation Revenue Bonds (Series D-2) (Subject to 'AMT')       0.000       09/01/2019        548,299
     3,410,000    New Mexico Mortgage Finance Authority Single Family Mortgage
                  Revenue Bonds (Series C-2) (GNMA/FNMA Insured) (Subject
                  to 'AMT')                                                                6.950       09/01/2031      3,695,383

------------------------------------------------------------------------------------------------------------------------------------
                  Total New Mexico                                                                                     7,008,355

------------------------------------------------------------------------------------------------------------------------------------

Nevada - (0.5%)
     2,500,000    Washoe County, Nevada General Obligation Bonds (Reno-Sparks
                  Convention) (Series A) (FSA Insured) (b)                                 6.400       07/01/2029      2,963,975

------------------------------------------------------------------------------------------------------------------------------------
                  Total Nevada                                                                                         2,963,975

------------------------------------------------------------------------------------------------------------------------------------

New York - (7.9%)
     3,500,000    Metropolitan Transportation Authority New York Revenue Bonds
                  (Series A) (FGIC Insured)                                                5.000       11/15/2025      3,525,795
     3,000,000    Metropolitan Transportation Authority New York Transportation
                  Facilities Revenue Bonds (Series A)                                      5.500       07/01/2017      3,363,570
     3,000,000    Metropolitan Transportation Authority New York Transportation
                  Facilities Revenue Bonds (Series A)                                      5.125       01/01/2029      3,003,960
     6,000,000    New York City Transitional Finance Authority (Future Tax
                  Secured) (Series B)                                                      5.250       02/01/2029      6,556,860
     1,430,000    New York Counties Tobacco Trust Settlement Revenue Bonds                 5.800       06/01/2023      1,483,882
     4,000,000    New York State Dormitory Authority Revenue Bonds (Series B)              5.250       11/15/2023      4,374,560
     5,000,000    New York State Dormitory Authority Revenue Bonds (State
                  University Educational Facilities) (Series A)                            5.875       05/15/2017      5,802,600
     2,000,000    New York State Dormitory Authority Revenue Bonds (State
                  University Educational Facilities) (Series A)                            7.500       05/15/2013      2,590,120
     2,000,000    New York State Local Government Assistance Corporation Revenue
                  Bonds (Series E) (MBIA/IBC Insured)                                      5.250       04/01/2016      2,224,060
     2,760,000    New York State Mortgage Agency Revenue Bonds (Series 26)                 5.350       10/01/2016      2,798,888
     3,000,000    New York State Thruway Authority General Revenue Bonds
                  (Series E)                                                               5.000       01/01/2016      3,133,350
     4,500,000    New York, New York City Municipal Transitional Finance
                  Authority Revenue Bonds (Series A)                                       5.500       11/01/2026      4,998,240
     3,000,000    New York, New York General Obligation Bonds (Series H)
                  (FSA/CR Insured)                                                         5.250       03/15/2016      3,172,680
     5,000,000    Triborough Bridge and Tunnel Authority New York Revenue
                  Bonds (Series Q) (b)                                                     5.000       01/01/2017      5,003,650

------------------------------------------------------------------------------------------------------------------------------------
                  Total New York                                                                                      52,032,215

------------------------------------------------------------------------------------------------------------------------------------

Ohio - (1.4%)
     1,700,000    Cincinnati, Ohio General Obligation Bonds                                5.375       12/01/2019      1,801,116
     2,000,000    Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                  Medical Center)                                                          6.750       04/01/2018      2,126,700
     2,500,000    Montgomery County, Ohio Hospital Revenue Bonds (Kettering
                  Medical Center)                                                          6.750%      04/01/2022      2,637,900
     2,570,000    Ohio Housing Finance Agency Mortgage Residential Revenue
                  Bonds (Series A-1) (GNMA Insured) (Subject to 'AMT')                     5.750       09/01/2026      2,627,414

------------------------------------------------------------------------------------------------------------------------------------
                  Total Ohio                                                                                           9,193,130

------------------------------------------------------------------------------------------------------------------------------------

Oklahoma - (0.6%)
       455,000    Oklahoma Housing Finance Agency Single Family Mortgage Revenue
                  Bonds (Series C-2) (Subject to 'AMT')                                    7.550       09/01/2028        497,702
       800,000    Oklahoma Housing Finance Agency Single Family Mortgage Revenue
                  Bonds (Series D-2) (GNMA/FNMA Insured) (Subject to 'AMT')                7.100       09/01/2028        872,800
     2,900,000    Payne County, Oklahoma Economic Development Authority Student
                  Housing Revenue Bonds (Collegiate Housing Foundation) (Series A) (b)     6.375       06/01/2030      2,768,021

------------------------------------------------------------------------------------------------------------------------------------
                  Total Oklahoma                                                                                       4,138,523

------------------------------------------------------------------------------------------------------------------------------------

Oregon - (0.7%)
       550,000    Forest Grove, Oregon Revenue Bonds (Campus Improvement -Pacific
                  University)                                                              6.000       05/01/2015        617,243
     3,500,000    Klamath Falls, Oregon Inter-Community Hospital Authority Revenue
                  Bonds (Gross-Merle West Medical Center Project) (b)                      7.100       09/01/2024      3,902,080

------------------------------------------------------------------------------------------------------------------------------------
                  Total Oregon                                                                                         4,519,323

------------------------------------------------------------------------------------------------------------------------------------

Pennsylvania - (2.4%)
     2,480,000    Allegheny County, Pennsylvania Redevelopment Authority Tax
                  Increment Tax Allocation Bonds (Waterfront Project) (Series B)           6.000       12/15/2010      2,728,992
     2,525,000    Allegheny County, Pennsylvania Redevelopment Authority Tax
                  Increment Tax Allocation Bonds (Waterfront Project) (Series C)           6.550       12/15/2017      2,773,889
     4,000,000    Carbon County, Pennsylvania Industrial Development Authority
                  Revenue Bonds (Panther Creek Partners Project) (Subject to 'AMT')        6.650       05/01/2010      4,154,760
     2,000,000    Cornwall Lebanon, Pennsylvania School District Capital
                  Appreciation General Obligation Bonds (FSA Insured)                      0.000       03/15/2016      1,061,460
     1,520,000    Cornwall Lebanon, Pennsylvania School District Capital Appreciation
                  General Obligation Bonds (FSA Insured)                                   0.000       03/15/2017        758,662
     2,000,000    Lebanon County, Pennsylvania Good Samaritan Hospital Authority
                  Revenue Bonds (Good Samaritan Hospital Project)                          6.000       11/15/2018      1,964,640
     1,880,000    Montgomery County, Pennsylvania Higher Education and Health
                  Authority Revenue Bonds (Foulkeways at Gwynedd Project)                  6.750       11/15/2030      1,968,924
       435,000    Montgomery County, Pennsylvania Higher               Education and Health
                  Authority Revenue Bonds (Foulkeways at Gwynedd Project)                  6.750       11/15/2024        456,994

------------------------------------------------------------------------------------------------------------------------------------
                  Total Pennsylvania                                                                                  15,868,321

------------------------------------------------------------------------------------------------------------------------------------

Puerto Rico - (0.9%)
     4,000,000    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue Bonds       5.375       05/15/2033      3,847,000
     2,000,000    Puerto Rico Industrial Tourist Educational Medical and Environmental
                  Central Facilities Revenue Bonds (Cogen Facilities Project)              6.625%      06/01/2026      2,046,740

------------------------------------------------------------------------------------------------------------------------------------
                  Total Puerto Rico                                                                                    5,893,740

------------------------------------------------------------------------------------------------------------------------------------

South Carolina - (2.4%)
     3,320,000    Piedmont Municipal Power Agency South Carolina Electric
                  Revenue Bonds (Series A) (b)                                             6.550       01/01/2016      3,331,155
     5,000,000    South Carolina State Public Service Authority Revenue Referendum
                  (Series D) (FSA Insured)                                                 5.000       01/01/2020      5,154,250
       500,000    South Carolina Transportation Infrastructure Bank Revenue Bonds
                  (Series A) (MBIA Insured)                                                5.500       10/01/2007        563,280
     6,900,000    Tobacco Settlement Revenue Management Authority South Carolina
                  Revenue Bonds (Series B)                                                 6.375       05/15/2028      6,736,539

------------------------------------------------------------------------------------------------------------------------------------
                  Total South Carolina                                                                                15,785,224

------------------------------------------------------------------------------------------------------------------------------------

South Dakota - (0.3%)
     2,000,000    South Dakota State Health and Educational Facilities Authority
                  Revenue Bonds (Prairie Lakes Health Care System, Inc.) (ACA/CBI
                  Insured)                                                                 5.650       04/01/2022      2,037,360

------------------------------------------------------------------------------------------------------------------------------------
                  Total South Dakota                                                                                   2,037,360

------------------------------------------------------------------------------------------------------------------------------------

Tennessee - (2.0%)
     2,000,000    Memphis-Shelby County, Tennessee Airport Authority Special
                  Facilities and Project Revenue Bonds (Federal Express Corporation)       5.350       09/01/2012      2,150,040
     2,000,000    Memphis-Shelby County, Tennessee Airport Authority Special
                  Facilities Revenue Bonds (Federal Express Corporation)                   5.050       09/01/2012      2,110,740
     4,155,000    Metropolitan Government Nashville and Davidson County
                  Tennessee Industrial Development Board Revenue Bonds (Series A)
                  (GNMA Insured)                                                           6.625       03/20/2036      4,480,337
     1,500,000    Metropolitan Government Nashville and Davidson County,
                  Tennessee Health and Educational Facilities Revenue Bonds (Series
                  A-1 (GNMA Insured)                                                       7.250       06/20/2036      1,701,405
     2,040,000    Tennergy Corporation Tennessee Gas Revenue Bonds (MBIA Insured)          4.125       06/01/2009      2,123,863
       150,000    Tennessee Energy Acquisition Corporation Gas Revenue Bonds
                  (Series A) (AMBAC Insured)                                               5.000       09/01/2007        164,241
       250,000    Tennessee Energy Acquisition Corporation Gas Revenue Bonds
                  (Series A) (AMBAC Insured)                                               4.300       09/01/2003        255,073

------------------------------------------------------------------------------------------------------------------------------------
                  Total Tennessee                                                                                     12,985,699

------------------------------------------------------------------------------------------------------------------------------------

Texas - (12.4%)
     1,250,000    Abilene, Texas Waterworks and Sewer System General Obligation
                  Bonds (Series B)                                                         3.610       02/15/2009      1,248,113
     1,250,000    Abilene, Texas Waterworks and Sewer System General Obligation
                  Bonds (Series B)                                                         3.410       02/15/2008      1,248,463
     2,000,000    Amarillo, Texas Health Facilities Corporation Revenue Bonds
                  (Baptist St. Anthony's Hospital Corporation) (FSA Insured)               5.500       01/01/2017      2,218,420
       750,000    Arlington, Texas General Obligation Bonds                                5.375       08/15/2016        806,453
     1,055,000    Arlington, Texas General Obligation Bonds                                5.500       08/15/2019      1,125,052
     1,250,000    Austin Texas Utility System Revenue Bonds (FGIC Insured)                 6.000       11/15/2013      1,478,175
     2,265,000    Bexar County, Texas Housing Finance Corporation Multi- Family
                  Housing Revenue Bonds (American Opty-Waterford Apartments)
                  (Series A1)                                                              7.000       12/01/2036      2,377,548
     1,930,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                  Housing Revenue Bonds (Dymaxion and Marrach Park Apartments)
                  (Series A) (MBIA Insured)                                                6.000       08/01/2023      2,045,125
     2,000,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                  Housing Revenue Bonds (Nob Hill Apartments) (Series A)                   6.000       06/01/2031      1,985,300
     1,720,000    Bexar County, Texas Housing Finance Corporation Multi-Family
                  Housing Revenue Bonds (Pan American Apartments) (Series A-1)
                  (GNMA Insured)                                                           7.000       03/20/2031      1,953,301
     1,000,000    Bluebonnet Trails Community Mental Health and Mental Retardation
                  Revenue Bonds                                                            6.125       12/01/2016      1,031,520
     3,950,000    Colorado River, Texas Municipal Water District Revenue Bonds
                  (MBIA Insured)                                                           5.000       01/01/2014      4,105,433
       500,000    Corpus Christi, Texas General Obligation Bonds (Series A)
                  (FSA Insured)                                                            5.000       03/01/2012        547,315
     1,375,000    Deer Park, Texas Independent School District General Obligation
                  Bonds (PSF/GTD Insured)                                                  5.000       02/15/2013      1,500,263
     2,000,000    Denton, Texas Independent School District General Obligation Bonds       3.450       08/01/2030      2,000,000
     3,210,000    Denton, Texas Utility System Revenue Bonds (Series A) (FSA Insured)      5.250       12/01/2015      3,480,378
     1,445,000    Frisco, Texas Independent School District General Obligation Bonds
                  (PSF/GTD Insured)                                                        6.250       08/15/2017      1,651,303
     7,000,000    Harris County, Houston, Texas General Obligation Bonds
                  (MBIA Insured)                                                           0.000       08/15/2024      2,129,680
     1,500,000    Harris County, Texas Health Facilities Corporation Revenue Bonds
                  (Sisters of Charity Health Care Systems) (Series B) (Escrowed to
                  Maturity) (b)                                                            6.250       07/01/2027      1,793,264
     6,000,000    Houston, Texas Airport Systems Revenue Bonds (FSA Insured)               5.000       07/01/2027      5,966,819
     5,000,000    Houston, Texas Water and Sewer System Revenue Bonds
                  (Series A) (FSA Insured)                                                 5.750       12/01/2032      5,590,500
     1,000,000    Lower Colorado River Authority Texas Revenue Bonds (Series A)            5.875       05/15/2015      1,121,210
     3,770,000    Mesquite, Texas Independent School District General Obligation
                  Bonds (Series A) (PSF/GTD Insured) (b)                                   6.000       02/15/2020      4,133,730
     1,865,000    Nueces County, Texas Housing Finance Corporation Multi-Family
                  Housing Revenue Bonds (Dolphins Landing Apartments Project)
                  (Series A)                                                               6.875       07/01/2030      1,960,767
       575,000    Nueces County, Texas Housing Finance Corporation Multi-Family
                  Housing Revenue Bonds (Dolphins Landing Apartments Project)
                  (Series A)                                                               6.250       07/01/2010        611,610
     1,000,000    Panhandle, Texas Regional Housing Finance Revenue Bonds (Series A)       6.250       03/01/2010      1,070,710
     2,795,000    Ridge Parc Development Corporation Texas Multifamily Revenue
                  Bonds (GNMA Insured)                                                     6.150       06/20/2043      2,975,556
     1,000,000    Ridge Parc Development Corporation Texas Multifamily Revenue
                  Bonds (GNMA Insured)                                                     6.100       06/20/2033      1,074,230
     1,365,000    San Antonio, Texas General Obligation Bonds (General Improvement)        5.250       02/01/2014      1,472,016
     1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                     5.500       05/15/2018      1,088,470
     1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                     5.500       05/15/2020      1,072,320
     1,000,000    San Antonio, Texas Water Revenue Bonds (FSA Insured)                     5.500       05/15/2019      1,076,330
     1,275,000    South San Antonio, Texas Independent School District General
                  Obligation Bonds (PSF/GTD Insured)                                       6.000       08/15/2019      1,417,800
     1,180,000    South San Antonio, Texas Independent School District General
                  Obligation Bonds (PSF/GTD Insured)                                       6.000       08/15/2017      1,319,570
     1,250,000    South San Antonio, Texas Independent School District General
                  Obligation Bonds (PSF/GTD Insured)                                       6.000       08/15/2018      1,390,000
     1,410,000    Tarrant County, Texas College District General Obligation Bonds          5.375       02/15/2013      1,573,631
     1,070,000    Tarrant County, Texas Housing Finance Corporation Multi-Family
                  Revenue Bonds (Series A)                                                 6.000       06/01/2031      1,056,978
     2,000,000    Travis County, Texas Health Facilities Development Corporation
                  Revenue Bonds (Ascension Health Credit) (Series A) (MBIA Insured)        6.250       11/15/2017      2,218,420
       335,000    Westlake, Texas General Obligation Bonds                                 6.500       05/01/2017        373,431
     1,650,000    Westlake, Texas General Obligation Bonds                                 5.750       05/01/2024      1,684,122
     2,000,000    Westlake, Texas General Obligation Bonds                                 5.800       05/01/2032      2,048,080
       315,000    Westlake, Texas General Obligation Bonds                                 6.500       05/01/2013        363,397
       350,000    Westlake, Texas General Obligation Bonds                                 6.500       05/01/2015        396,008
     3,280,000    Wylie, Texas Independent School District Unrefunded General
                  Obligation Bonds (PSF/GTD Insured)                                       7.000       08/15/2024      3,885,750

------------------------------------------------------------------------------------------------------------------------------------
                  Total Texas                                                                                         81,666,561

------------------------------------------------------------------------------------------------------------------------------------

Utah - (0.8%)
     2,965,000    Intermountain Power Agency Utah Power Supply Revenue Bonds
                  (Series A) (AMBAC/TCRS Insured) (Escrowed to Maturity) (b)               5.500       07/01/2020      3,059,939
       440,000    Intermountain Power Agency Utah Power Supply Revenue Bonds
                  (Series B) (Escrowed to Maturity) (b)                                    5.250       07/01/2017        452,654
       585,000    Intermountain Power Agency Utah Power Supply Revenue Bonds
                  (Series B) (MBIA/IBC Insured) (Escrowed to Maturity) (b)                 5.000       07/01/2016        585,825
       560,000    Intermountain Power Agency Utah Power Supply Unrefunded Revenue
                  Bonds (Series B)                                                         5.250       07/01/2017        574,599
       330,000    Intermountain Power Agency Utah Power Supply Unrefunded Revenue
                  Bonds (Series B) (MBIA/IBC Insured)                                      5.000       07/01/2016        330,442

------------------------------------------------------------------------------------------------------------------------------------
                  Total Utah                                                                                           5,003,459

------------------------------------------------------------------------------------------------------------------------------------

Virginia - (0.8%)
     2,500,000    Fairfax County, Virginia Industrial Development Authority Revenue
                  Bonds (Inova Health Systems Project)                                     5.250       08/15/2019      2,631,050
     1,355,000    Riverside, Virginia Regional Jail Authority Jail Facilities Revenue
                  Bonds (MBIA Insured) (b)                                                 5.875       07/01/2014      1,518,440
     1,130,000    Riverside, Virginia Regional Jail Authority Jail Facilities Unrefunded
                  Revenue Bonds (MBIA Insured)                                             5.875       07/01/2014      1,246,345

------------------------------------------------------------------------------------------------------------------------------------
                  Total Virginia                                                                                       5,395,835

------------------------------------------------------------------------------------------------------------------------------------

Washington - (4.2%)
     2,060,000    Clark and Skamania Counties, Washington School District
                  #112-6 Washougal General Obligation Bonds (FGIC Insured) (b)             6.000       12/01/2019      2,427,298
     1,000,000    Energy Northwest Washington Electric Revenue Bonds (Columbia
                  Generating) (Series A) (MBIA Insured)                                    5.750       07/01/2018      1,106,450
     1,000,000    Grant County, Washington Public Utilities District #2 Priest Rapids
                  Hydro Electric Revenue Bonds (Series A) (MBIA Insured)                   5.250       01/01/2017      1,050,110
     5,000,000    King County, Washington Sewer Revenue Bonds (Series B)
                  (FSA Insured)                                                            5.500       01/01/2013      5,592,200
     1,000,000    Quinault Indian Nation, Washington Revenue Bonds (Quinault
                  Beach) (Series A) (ACA Insured)                                          5.800       12/01/2015      1,065,490
     2,000,000    Washington State General Obligation Bonds (Motor Vehicle Fuel Tax)       5.000       09/01/2007      2,196,500
     5,000,000    Washington State General Obligation Bonds (Series A)                     6.750       02/01/2015      6,161,050
     1,700,000    Washington State Health Care Facilities Authority Revenue Bonds
                  (Kadlec Medical Center)                                                  6.000       12/01/2030      1,830,645
     2,000,000    Washington State Health Care Facilities Authority Revenue Bonds
                  (Swedish Health Services) (AMBAC Insured)                                5.125       11/15/2018      2,084,580
     2,975,000    Washington State Housing Finance Commission Multi-Family
                  Mortgage Revenue Bonds (Pooled Loan Program) (Subject to 'AMT')          6.300       01/01/2021      3,211,542
     1,000,000    Washington State Housing Finance Commission Nonprofit Housing
                  Revenue Bonds (Crista Ministries Projects) (Series A)                    5.350       07/01/2014      1,022,900

------------------------------------------------------------------------------------------------------------------------------------
                  Total Washington                                                                                    27,748,765

------------------------------------------------------------------------------------------------------------------------------------

Wisconsin - (1.3%)
     1,105,000    Monroe, Wisconsin School District General Obligation Bonds
                  (AMBAC Insured) (b)                                                      6.875       04/01/2014      1,350,432
     1,500,000    Wisconsin State Health and Educational Facilities Authority
                  Revenue Bonds (Aurora Health Care) (Series B)                            5.500       02/15/2015      1,433,100
     1,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                  Bonds (Eagle River Memorial Hospital, Inc. Project)                      5.750       08/15/2020      1,041,830
     1,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                  Bonds (Franciscan Sisters Christian) (Series A)                          5.500       02/15/2018      1,003,960
     2,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                  Bonds (Marshfield Clinic) (Series B)                                     6.000       02/15/2025      1,992,340
     2,000,000    Wisconsin State Health and Educational Facilities Authority Revenue
                  Bonds (Watertown Memorial Hospital, Inc.)                                5.500       08/15/2029      2,029,060

------------------------------------------------------------------------------------------------------------------------------------
                  Total Wisconsin                                                                                      8,850,722

------------------------------------------------------------------------------------------------------------------------------------

Wyoming - (1.0%)
     5,825,000    Wyoming State Farm Loan Board Capital Facilities Revenue Bonds           5.750       10/01/2020      6,833,308

------------------------------------------------------------------------------------------------------------------------------------
                  Total Wyoming                                                                                        6,833,308

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Long-Term Fixed Income
                  (Cost $585,334,001)                                                                                641,750,880

------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                               Interest      Maturity       Market
    Amount        Short-Term Investments (4.5%)                                             Rate          Date          Value
------------------------------------------------------------------------------------------------------------------------------------
$   15,601,464    Citifunds Institutional Tax-Free Reserves                                1.260%      11/01/2002   $ 15,601,464
     2,900,000    Hammond Indiana Pollution Control Revenue Bond (Amoco Oil
                  Company Project) Variable Rate Notes                                     1.300       02/01/2022      2,900,000
     4,700,000    Illinois Development Finance Authority Revenue Bond (Amoco Oil)
                  Variable Rate Notes                                                      1.300       11/01/2012      4,700,000
     4,500,000    New Jersey Economic Development Authority Water Facilities
                  Revenue Bond (United Water New Jersey, Inc.) (Project A)
                  Variable Rate Notes                                                      1.300       11/01/2026      4,500,000
     1,200,000    Massachusetts State Health and Educational Facilities Authority
                  Revenue Bond (Capital Asset Program) (Series B) Variable Rate
                  Notes                                                                    1.300       07/01/2010      1,200,000
       400,000    Massachusetts State Health and Educational Facilities Authority
                  Revenue Bond (Capital Asset Program) (Series C) Variable                 1.300       07/01/2010        400,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (at amortized cost)                                                                                 29,301,464

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments
                  (Cost $614,635,465)                                                                               $657,352,344

------------------
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.
(b)  Denotes  securities  that have been  pre-refunded  or escrowed to maturity.
     Under such an  arrangement,  money is deposited into an irrevocable  escrow account and is used to purchase  U.S.  Treasury  securities  or  Government
     Agency securities with maturing principal and interest earnings  sufficient to pay all debt service requirements of the pre-refunded bonds.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                           The AAL Bond Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)

   Principal                                                                             Interest      Maturity         Market
     Amount       Long-Term Fixed Income (77.4%)                                           Rate          Date            Value
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (5.7%)
   $ 3,000,000    Associates Manufactured Housing Contract Pass-Through Certificates       7.900%      03/15/2027   $  3,194,900
     2,125,000    EQCC Home Equity Loan Trust                                              6.930       02/15/2029      2,259,527
     3,750,000    Federal Home Loan Mortgage Corporation                                   3.158       12/27/2029      3,754,628
     4,010,856    Green Tree Financial Corporation                                         7.950       09/15/2027      4,273,976
     3,938,141    Green Tree Financial Corporation                                         7.650       10/15/2027      4,121,651
       213,299    Green Tree Financial Corporation                                         6.680       01/15/2029        213,992
     3,000,000    Green Tree Home Improvement Loan Trust                                   8.100       09/15/2027      3,114,957
     4,500,000    Harley-Davidson Eaglemark Motorcycle Trust                               6.710       01/15/2007      4,598,168
     1,750,000    MBNA Master Credit Card Trust                                            6.450       02/15/2008      1,924,232
     4,000,000    Residential Asset Securities Corporation                                 8.040       10/25/2028      4,345,092
     4,100,000    Residential Asset Securities Corporation                                 4.988       02/25/2027      4,259,486
     2,852,443    Vanderbilt Mortgage Finance                                              8.045       07/07/2012      2,937,343

------------------------------------------------------------------------------------------------------------------------------------
                  Total Asset-Backed Securities                                                                       38,997,952

------------------------------------------------------------------------------------------------------------------------------------

Capital Goods (1.0%)
     4,000,000    Republic Services, Inc.                                                  6.750       08/15/2011      4,326,640
     2,500,000    Textron Financial Corporation                                            5.875       06/01/2007      2,561,058

------------------------------------------------------------------------------------------------------------------------------------
                  Total Capital Goods                                                                                  6,887,698

------------------------------------------------------------------------------------------------------------------------------------

Commercial (7.0%)
     3,000,000    Banc of America Commercial Mortgage, Inc.                                5.118       07/11/2043      3,075,006
     5,000,000    Banc of America Commercial Mortgage, Inc.                                6.085       06/11/2035      5,478,460
     1,673,943    CAM Commercial Mortgage Corporation                                      4.834       11/14/2036      1,755,042
     4,000,000    First Union National Bank Commercial Mortgage Trust Pass-Through
                  Certificates                                                             7.390       11/15/2009      4,661,872
     4,903,321    First Union-Lehman Brothers- Bank of America Commercial
                  Mortgage Trust                                                           6.280       11/18/2035      5,244,214
     4,000,000    First Union-Lehman Brothers- Bank of America Commercial
                  Mortgage Trust                                                           6.560       11/18/2008      4,488,460
     6,000,000    GMAC Commercial Mortgage Securities, Inc.                                6.175       05/15/2033      6,641,172
     5,500,000    Morgan Stanley Capital I, Inc. Commercial Mortgage                       6.210       11/15/2031      6,108,053
     4,000,000    Morgan Stanley Dean Witter Capital I, Inc. Commercial Mortgage           6.540       05/15/2008      4,489,152
     5,000,000    Nationslink Funding Corporation                                          7.181       06/20/2031      5,621,530

------------------------------------------------------------------------------------------------------------------------------------
                  Total Commercial                                                                                    47,562,961

------------------------------------------------------------------------------------------------------------------------------------

Communications (2.3%)
     1,500,000    AT&T Wireless Services, Inc.                                             7.875       03/01/2011      1,305,000
     2,250,000    Bell South Capital Funding                                               7.750       02/15/2010      2,593,408
     4,000,000    Continental Cablevision, Inc.                                            8.875       09/15/2005      4,000,000
     2,750,000    Cox Enterprises, Inc.                                                    8.000       02/15/2007      2,854,825
     1,925,000    SBC Communications, Inc.                                                 5.875       08/15/2012      2,045,887
     1,500,000    Sprint Capital Corporation                                               6.125       11/15/2008      1,178,867
     1,750,000    Verizon Global Funding Corporation                                       6.125       06/15/2007      1,860,919

------------------------------------------------------------------------------------------------------------------------------------
                  Total Communications                                                                                15,838,906

------------------------------------------------------------------------------------------------------------------------------------

Consumer Non-cyclical (4.1%)
     3,500,000    Bunge Ltd Finance Corporation                                            7.800       10/15/2012      3,474,170
     2,750,000    Coca-Cola Enterprises, Inc.                                              4.375       09/15/2009      2,758,547
     2,000,000    ConAgra Foods, Inc.                                                      6.000       09/15/2006      2,177,926
     3,000,000    CVS Corporation                                                          3.875       11/01/2007      2,995,260
     3,750,000    Fred Meyer, Inc.                                                         7.450       03/01/2008      4,220,254
     2,000,000    General Mills, Inc.                                                      6.000       02/15/2012      2,142,244
     2,000,000    Tenet Healthcare Corporation                                             6.375       12/01/2011      2,117,726
     5,000,000    Waste Management, Inc.                                                   7.000       10/01/2004      5,148,450
     2,850,000    Waste Management, Inc.                                                   6.875       05/15/2009      2,951,340

------------------------------------------------------------------------------------------------------------------------------------
                  Total Consumer NonCyclical                                                                          27,985,917

------------------------------------------------------------------------------------------------------------------------------------

Finance (9.7%)
     2,250,000    Abbey National Capital Trust I                                           8.963       12/29/2049      2,680,880
     6,500,000    Cabot Industrial Properties, LP                                          7.125       05/01/2004      6,790,744
     1,875,000    Charter One Bank, FSB                                                    6.375       05/15/2012      2,033,438
     2,000,000    Citigroup, Inc.                                                          5.625       08/27/2012      2,057,580
     2,800,000    Countrywide Home Loans, Inc.                                             5.625       07/15/2009      2,865,741
     2,000,000    EOP Operating, LP                                                        6.800       01/15/2009      2,178,370
     8,750,000    Federal Home Loan Mortgage Corporation                                   4.000       10/29/2007      8,950,068
     3,500,000    Goldman Sachs Group, Inc.                                                6.600       01/15/2012      3,803,975
     1,000,000    Household Finance Corporation                                            5.875       02/01/2009        864,912
     2,500,000    ING Capital Funding Trust III                                            8.439       12/29/2049      2,844,750
     2,500,000    International Lease Finance Corporation                                  5.625       06/01/2007      2,511,865
     3,000,000    Mack-Cali Realty Corporation                                             7.000       03/15/2004      3,154,647
     1,875,000    Marshall & Ilsley Bank                                                   4.125       09/04/2007      1,922,893
     2,000,000    Morgan Stanley Dean Witter & Company                                     5.800       04/01/2007      2,142,974
     2,500,000    Principal Life Global Funding                                            5.125       06/28/2007      2,657,803
     4,000,000    ProLogis Trust                                                           7.100       04/15/2008      4,451,008
     1,025,000    ProLogis Trust                                                           7.000       10/01/2003      1,058,518
     4,000,000    Regency Centers, LP                                                      7.125       07/15/2005      4,377,272
     2,500,000    Royal Bank of Scotland Group PLC                                         9.118       03/31/2049      3,038,320
     2,500,000    Simon Property Group, LP                                                 6.375       11/15/2007      2,710,640
     2,000,000    Union Planters Corporation                                               7.750       03/01/2011      2,272,246
                  ------------------------------------------------------------------------------------------------------------------
                  Total Finance                                                                                       65,368,644

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Basic (2.3%)
     1,925,000    Alcoa, Inc.                                                              7.375       08/01/2010      2,257,644
     4,500,000    International Paper Company                                              7.625       08/01/2004      4,866,511
     1,500,000    International Paper Company                                              5.850       10/30/2012      1,538,747
     4,000,000    Praxair, Inc.                                                            6.500       03/01/2008      4,497,267
     2,500,000    Weyerhaeuser Company                                                     6.750       03/15/2012      2,620,268

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Basic                                                                            15,780,437

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Energy (2.0%)
     1,500,000    Anadarko Petroleum Corporation                                           5.375       03/01/2007      1,601,280
     2,500,000    Burlington Resources, Inc.                                               6.500       12/01/2011      2,755,378
     2,450,000    ConocoPhillips                                                           8.750       05/25/2010      3,020,196
     1,750,000    Ocean Energy, Inc.                                                       4.375       10/01/2007      1,768,830
     2,250,000    Petroleos Mexicanos                                                      9.375       12/02/2008      2,475,000
     1,750,000    Union Oil Company of California                                          5.050       10/01/2012      1,707,543

------------------------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Energy                                                                           13,328,227

------------------------------------------------------------------------------------------------------------------------------------

Industrial - Transportation (1.6%)
     3,500,000    Burlington Northern Santa Fe Corporation                                 7.125       12/15/2010      3,975,710
     2,500,000    Delta Air Lines, Inc.                                                    7.111       09/18/2011      2,273,217
     2,500,000    Union Pacific Corporation                                                7.375       09/15/2009      2,817,690
     2,453,942    United Air Lines, Inc. (b)                                               7.186       04/01/2011      1,743,796
                  ------------------------------------------------------------------------------------------------------------------
                  Total Industrial - Transportation                                                                   10,810,413

------------------------------------------------------------------------------------------------------------------------------------

Municipal Revenue Bonds (0.5%)
     2,000,000    Educational Enhancement Funding Corporation South Dakota Tobacco         6.720       06/01/2025      1,956,880
     2,000,000    Oregon School Board Association General Obligation Bond                  0.000       06/30/2007      1,692,340

------------------------------------------------------------------------------------------------------------------------------------
                  Total Municipal Revenue Bonds                                                                        3,649,220

------------------------------------------------------------------------------------------------------------------------------------

Other (0.7%)
     2,500,000    Corporacion Andina de Fomento                                            6.875       03/15/2012      2,502,270
     2,500,000    Province of Ontario                                                      3.750       12/15/2009      2,479,433

------------------------------------------------------------------------------------------------------------------------------------
                  Total Other                                                                                          4,981,703

------------------------------------------------------------------------------------------------------------------------------------

Pass Through Securities (17.7%)
    76,000,000    Federal National Mortgage Association (c)                                5.500       11/01/2017     78,375,000
    40,000,000    Federal National Mortgage Association (c)                                7.000       11/01/2032     41,762,480

------------------------------------------------------------------------------------------------------------------------------------
                  Total Pass Through Securities                                                                      120,137,480

------------------------------------------------------------------------------------------------------------------------------------

Technology (0.7%)
     1,875,000    Hewlett-Packard Company                                                  6.500       07/01/2012      1,920,668
     2,750,000    International Business Machines Corporation                              4.250       09/15/2009      2,728,668

------------------------------------------------------------------------------------------------------------------------------------
                  Total Technology                                                                                     4,649,336

------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (17.3%)
    17,600,000    Federal Home Loan Mortgage Corporation                                   3.500       09/15/2007     17,856,361
     7,500,000    Federal National Mortgage Association                                    5.250       04/15/2007      8,169,390
    12,500,000    Federal National Mortgage Association                                    6.125       03/15/2012     14,026,325
    13,400,000    Federal National Mortgage Association                                    4.250       07/15/2007     14,032,225
     1,500,000    U.S. Treasury Bonds                                                      5.250       02/15/2029      1,519,980
     3,150,000    U.S. Treasury Bonds                                                      7.250       08/15/2022      4,014,896
     8,280,000    U.S. Treasury Bonds                                                      7.250       05/15/2016     10,453,823
    36,000,000    U.S. Treasury Notes                                                      6.000       08/15/2009     41,609,520
     2,825,000    U.S. Treasury Notes                                                      4.875       02/15/2012      3,046,073
     2,500,000    U.S. Treasury Notes                                                      4.375       08/15/2012      2,595,313

------------------------------------------------------------------------------------------------------------------------------------
                  Total U.S. Government Securities                                                                   117,323,906

------------------------------------------------------------------------------------------------------------------------------------

Utilities (4.8%)
     2,500,000    Arizona Public Service Company                                           6.375       10/15/2011      2,562,470
     2,450,000    Carolina Power & Light, Inc.                                             6.500       07/15/2012      2,555,862
     1,500,000    Constellation Energy Group, Inc.                                         6.125       09/01/2009      1,417,338
     4,000,000    El Paso Energy Corporation                                               6.750       05/15/2009      2,640,000
     4,000,000    Enterprise Products Operating, LP                                        8.250       03/15/2005      4,198,460
     2,650,000    FirstEnergy Corporation                                                  6.450       11/15/2011      2,469,429
     4,000,000    Indiana Michigan Power Company                                           6.125       12/15/2006      3,841,912
     2,500,000    Kinder Morgan Energy Partners, LP                                        7.500       11/01/2010      2,758,575
     2,000,000    National Rural Utilities Cooperative Finance Corporation                 5.750       08/28/2009      2,054,828
     3,360,000    Niagara Mohawk Power Corporation                                         7.750       10/01/2008      3,869,846
     3,200,000    Northeast Generation Company                                             4.998       10/15/2005      3,238,048
     1,000,000    Public Service Company of Colorado                                       7.875       10/01/2012      1,035,414
                  ------------------------------------------------------------------------------------------------------------------
                  Total Utilities                                                                                     32,642,182

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Long-Term Fixed Income
                  (Cost $512,422,000)                                                                                525,944,982

------------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                              Interest      Maturity        Market
    Amount        Short-Term Investments (22.6%)                                           Rate          Date           Value
------------------------------------------------------------------------------------------------------------------------------------
$   13,000,000    Cargill, Inc.                                                            1.760%      11/19/2002   $ 12,988,560
    20,000,000    Enterprise Funding Corporation                                           1.780       11/15/2002     19,986,155
    10,700,000    Exxon Imperial U.S., Inc.                                                1.720       11/07/2002     10,696,945
    20,000,000    Falcon Asset Securitization Corporation                                  1.780       11/14/2002     19,987,144
    20,000,000    Federal Home Loan Bank Corporation                                       1.690       11/08/2002     19,993,428
    10,000,000    Federal Home Loan Bank                                                   1.690       11/13/2002      9,994,367
    12,200,000    Gannett Company, Inc.                                                    1.720       11/19/2002     12,189,508
    20,000,000    Kitty Hawk Funding Corporation                                           1.770       11/19/2002     19,982,300
    12,550,000    Starfish Global Funding                                                  1.790       11/18/2002     12,539,392
     1,560,000    Student Loan Market Association                                          1.550       11/01/2002      1,560,000
    13,175,920    The AAL Money Market Fund                                                1.200       11/01/2002     13,175,920

------------------------------------------------------------------------------------------------------------------------------------
                  Total Short-Term Investments
                  (at amortized cost)                                                                                153,093,719

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments
                  (Cost $665,515,719)                                                                               $679,038,701

--------------------
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.
(b)  Non-incoming producing, in default or bankrupt.
(c)  Denotes investments purchased on a when-issued basis.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Schedule of Investments
                                                       The AAL Money Market Fund
                                                         October 31, 2002 (a)
                                                              (unaudited)
   Principal                                                                             Interest       Maturity        Market
     Amount       Short-Term Investments (100.0%)                                          Rate           Date           Value
------------------------------------------------------------------------------------------------------------------------------------
  $  9,000,000    Abbey National Treasury North America                                    1.910%      10/22/2003   $  9,000,000
     9,000,000    Aegon Funding NV                                                         1.770       12/02/2002      8,986,282
     6,800,000    AIG SunAmerica Global Finance                                            7.400       05/05/2003      6,991,502
     9,000,000    Alpine Securitization Corporation                                        1.750       11/14/2002      8,994,312
    10,000,000    American Express Credit Corporation                                      1.750       12/03/2002      9,984,443
     9,000,000    American Family Financial Services, Inc.                                 1.850       11/04/2002      8,998,612
     2,500,000    American Family Financial Services, Inc.                                 1.780       03/14/2003      2,483,559
     9,000,000    American Family Financial Services, Inc.                                 1.650       02/18/2003      8,955,037
     9,000,000    American Honda Finance Corporation                                       1.720       11/18/2002      8,992,690
     5,900,000    American Honda Finance Corporation                                       1.740       11/26/2002      5,892,871
     5,800,000    American Honda Finance Corporation                                       1.740       07/11/2003      5,800,000
     9,000,000    Barclays Bank PLC                                                        1.710       01/28/2003      8,962,380
     9,000,000    Barclays Bank PLC                                                        1.720       12/19/2002      8,979,360
     9,000,000    Canadian Wheat Board                                                     1.630       02/12/2003      8,958,028
     9,000,000    Cargill Global Funding PLC                                               1.660       02/03/2003      8,960,990
     6,000,000    Cargill, Inc.                                                            1.670       11/01/2002      6,000,000
     9,000,000    Chevron U.K. Investment PLC                                              1.720       11/04/2002      8,998,710
     9,000,000    Citicorp                                                                 1.710       11/25/2002      8,989,740
     9,000,000    Coca-Cola Company                                                        1.650       01/24/2003      8,965,350
     3,000,000    Countrywide Home Loans, Inc.                                             6.280       01/15/2003      3,019,163
     9,000,000    CXC, Inc.                                                                2.000       11/13/2002      8,994,000
     9,000,000    Edison Asset Securitization LLC                                          1.770       11/22/2002      8,990,708
     3,000,000    Federal Home Loan Bank                                                   6.390       11/04/2002      3,001,124
     3,797,000    Federal Home Loan Mortgage Corporation                                   7.375       05/15/2003      3,912,729
     9,000,000    Federal Home Loan Mortgage Corporation                                   1.630       11/07/2002      8,997,555
     7,542,000    Federal National Mortgage Association                                    1.630       09/19/2003      7,432,042
     2,528,922    Fidelity Domestic Portfolio Class III                                    1.200       11/14/2002      2,528,922
     5,000,000    General Dynamics                                                         2.450       11/20/2002      4,993,535
     5,000,000    General Dynamics                                                         2.450       11/21/2002      4,993,195
     9,000,000    General Electric Capital Corporation                                     1.780       12/17/2002      8,979,530
     9,000,000    General Electric Capital Corporation                                     1.760       12/23/2002      8,977,120
     9,000,000    GOVCO, Inc.                                                              1.770       11/13/2002      8,994,690
     9,000,000    Harvard University                                                       1.695       12/09/2002      8,983,898
     1,000,000    Kitty Hawk Funding Corporation                                           1.830       11/08/2002        999,644
     9,000,000    Knight Ridder, Inc.                                                      1.700       11/01/2002      9,000,000
     9,000,000    Marsh & McLennan                                                         1.750       11/26/2002      8,989,063
     9,000,000    McGraw-Hill Companies, Inc.                                              1.670       11/06/2002      8,997,913
     2,341,000    Montauk Funding Corporation                                              1.750       12/12/2002      2,336,334
     4,000,000    Northwestern University                                                  1.690       02/06/2003      3,981,786
     9,000,000    Old Line Funding Corporation                                             1.770       11/13/2002      8,994,690
     8,500,000    Old Line Funding Corporation                                             1.770       02/04/2003      8,460,298
     6,700,000    Pfizer, Inc.                                                             1.730       11/07/2002      6,698,069
     9,000,000    Private Export Funding Corporation                                       1.930       12/05/2002      8,983,595
     9,000,000    Procter & Gamble Company                                                 1.720       08/07/2003      8,880,030
     9,000,000    River Fuel Trust No. 3                                                   1.720       12/12/2002      8,982,370
     4,090,000    River Fuel Trust No. 3                                                   1.770       11/21/2002      4,085,978
     9,000,000    SBC International, Inc.                                                  1.760       11/18/2002      8,992,520
    10,000,000    SBC International, Inc.                                                  1.750       12/04/2002      9,983,958
     9,000,000    Shell Finance (UK) PLC                                                   1.750       04/21/2003      8,925,188
     9,000,000    Standford University                                                     1.730       12/18/2002      8,979,673
     9,000,000    Starfish Global Funding                                                  1.780       12/06/2002      8,984,425
     2,238,000    Starfish Global Funding, LLC                                             1.840%      11/04/2002      2,237,657
     3,100,000    Svenska Handelsbank                                                      1.750       11/20/2002      3,097,137
     9,000,000    Svenska Handelsbank                                                      1.740       12/10/2002      8,982,658
    13,000,000    Swiss Reinsurance Company                                                1.900       11/01/2002     13,000,000
     9,000,000    Swiss Reinsurance Company                                                1.760       12/11/2002      8,982,400
     9,000,000    Thunder Bay Funding, Inc.                                                1.780       11/15/2002      8,993,770
     7,000,000    Toronto Dominion Bank                                                    1.860       08/27/2003      7,000,870
     9,000,000    Tulip Funding Corporation                                                1.780       11/27/2002      8,988,430
     8,300,000    USAA Capital Corporation                                                 6.900       11/01/2002      8,300,000
     9,000,000    Wal-Mart Funding Corporation                                             1.770       11/07/2002      8,997,345
     3,815,000    Wells Fargo Financial, Inc.                                              6.250       11/01/2002      3,815,000
     9,000,000    Wells Fargo Financial, Inc.                                              1.680       11/22/2002      8,991,180
     9,000,000    Wells Fargo Financial, Inc.                                              1.760       12/27/2002      9,000,000
    19,330,000    Windmill Funding Corporation                                             1.890       11/01/2002     19,330,000

------------------------------------------------------------------------------------------------------------------------------------
                  Total Investments
                  (at amortized cost)                                                                               $501,664,058

------------------------------------------------------------------------------------------------------------------------------------

---------------------
(a)  The  categories  of   investments   are  show  as  a  percentage  of  total
     investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                  Statement of Asset and Liabilities

                                                            The AAL         The AAL         The AAL         The AAL        The AAL
                As of October 31, 2002                     Technology     Aggressive       Small Cap       Small Cap      Small Cap
                      (unaudited)                          Stock Fund     Growth Fund     Stock Fund     Index Fund II   Value Fund
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
Assets:
Investments in unaffiliated issuers at cost                 $54,884,723     38,247,490      312,657,580    $23,444,784    $31,550,876
Investments in affiliated issuers at cost                     1,143,649        628,579        6,227,522        329,189      1,012,292
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
Investments at value                                        $33,826,863     39,011,190      294,787,310    $21,033,327    $29,068,104
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------

Cash                                                                  -              -                -              -              -
Dividends and interest receivable                                 2,691         23,545          107,750          9,510          5,925
Prepaid expenses                                                 18,879         19,909           26,618          7,739         34,645
Receivable for investments sold                                  84,147        638,641        4,477,000          1,248        804,418
Receivable for trust shares sold                                 17,039          6,370           44,320          8,647              -
Receivable for forward contracts                                      -        392,170                -              -              -
Unamortized organization and initial registration fees                -              -                -              -              -
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
     Total Assets                                           $33,949,619    $40,091,825     $299,442,998    $21,060,471    $29,913,092
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------

Liabilities:
Accrued expenses                                                 14,721          4,707          119,785         14,964          3,150
Payable for investments purchased                                86,190        464,955        3,555,123        273,593        290,664
Payable for trust shares redeemed                                17,163         15,665          118,386          3,795          7,476
Payable for forward contracts                                         -        396,652                -              -              -
Payable to affiliate                                             30,129         52,209          257,959         10,496         25,174
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
      Total Liabilities                                        $148,203       $934,188       $4,051,253       $302,848       $326,464
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------

Net Assets:
Trust capital (beneficial interest)                          85,511,648     79,428,442      335,097,517     23,899,580     35,385,461
Accumulated undistributed net investment
   Income/(loss)                                              (389,986)      (358,016)      (1,336,531)       (71,519)      (155,438)
Accumulated undistributed net realized gain/(loss)
   On investments                                          (29,118,739)   (40,043,428)     (14,271,449)      (329,792)    (2,148,332)
Net realized appreciation/(depreciation) on:
   Investments                                             (22,201,509)        135,121     (24,097,792)    (2,740,646)    (3,495,064)
   Foreign currency contracts                                         -        (4,482)                -              -              -
   Foreign currency related transactions                              -              -                -              -              -
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
      Total Net Assets                                      $33,801,416    $39,157,637     $295,391,745    $20,757,623    $29,913,092
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------

Total Liabilities & Capital                                 $33,949,619    $40,091,825     $299,442,998    $21,060,471    $29,913,640
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------
-------------------------------------------------------- --------------- -------------- ---------------- -------------- --------------

Class A share net assets                                    $25,255,745    $30,007,869     $266,698,153    $18,825,778    $24,591,803
Shares of beneficial interest outstanding (Class A)          11,212,854      8,199,661       23,877,937      2,175,379      2,848,736
Net asset value per share                                         $2.25          $3.66           $11.17          $8.65          $8.63
Maximum public offering price per share                           $2.34          $3.81           $11.63          $9.01          $8.99

Class B share net assets                                     $2,096,760     $3,021,998      $23,247,592     $1,931,845     $2,362,071
Shares of beneficial interest outstanding (Class B)             953,540        846,997        2,202,581        227,534        276,041
Net asset value per share                                         $2.20          $3.57           $10.55          $8.49          $8.56

Institutional class share net assets                         $6,448,911     $6,127,770       $5,446,000             $-     $2,632,754
Shares of beneficial interest outstanding
   (Institutional Class)                                      2,777,026      1,630,148          471,763              -        301,953
Net asset value per share                                         $2.32          $3.76           $11.54             $-          $8.72

The accompanying notes to the financial statements are an integral part of this schedule.

                                            Statement of Assets and Liabilities - continued

                                                         The AAL
                                           The AAL       Mid Cap        The AAL         The AAL         The AAL        The AAL        The AAL
        As of October 31, 2002             Mid Cap      Index Fund   International   Capital Growth  Large Company  Equity Income    Balanced
             (unaudited)                 Stock Fund         II            Fund            Fund       Index Fund II      Fund           Fund
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
Assets:
Investments in unaffiliated issuers
at cost                                  $754,481,988   $34,767,960    $168,746,341  $2,204,205,521    $42,622,367   $261,264,275   $326,422,325
Investments in affiliated issuers at
cost                                       10,955,770       165,307               -      13,396,354        402,822      9,986,136     12,953,955
Investments at value                     $710,036,731   $29,430,054    $146,733,256  $2,841,384,930    $31,503,104   $242,078,155   $316,939,186

Cash                                                -             -               -           6,828              -              -              -
Dividends and interest receivable             498,070        22,461         424,811       2,074,724         37,401        393,028      1,177,959
Prepaid expenses                               28,885        12,466          22,626          42,597         13,682         15,611         27,107
Receivable for investments sold             4,177,247             -          18,420       6,810,697              -      4,953,010      1,761,711
Receivable for trust shares sold               65,286             -          11,051         349,213          9,876         47,110         11,610
Receivable for forward contracts                    -             -               -               -              -              -              -
Unamortized organization and initial
registration fees                                   -             -               -               -              -              -          6,454
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
     Total Assets                        $714,816,219   $29,464,981    4147,210,164  $2,850,668,989    $31,564,063   $247,486,914   $319,924,027
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------

Liabilities:
Accrued expenses                              127,459        20,902          64,357         240,355         11,982         40,932        104,414
Payable for investments purchased           2,958,530         4,262               -       8,256,917        335,565     10,412,947     26,101,024
Payable for trust shares redeemed             323,935         8,088          45,312         975,132          3,466        207,181        162,562
Payable for forward contracts                       -             -               -               -              -              -              -
Payable to affiliate                          579,188        17,141         121,573       1,972,121         19,979        155,151        215,977
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
      Total Liabilities                    $3,989,112       $50,393        $231,242     $11,444,525       $370,992    $10,816,211    $26,583,977
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------

Net Assets:

Trust capital (beneficial interest)       909,850,962    34,794,097     242,385,201   2,277,919,284     43,958,648    285,724,382    329,830,555
Accumulated undistributed net
 investment Income/(loss)                   (750,294)      (27,236)         714,067       3,347,862         78,825        241,366         78,552
Accumulated undistributed net
realized
 gain/(loss) on investments
                                        (142,882,534)       150,940    (74,126,207)    (65,825,737)    (1,322,317)   (20,122,789)   (14,131,963)
Net realized appreciation/
(depreciation) on:
   Investments                           (55,401,027)   (5,503,213)    (22,013,085)     623,783,055   (11,522,085)   (29,172,256)   (22,437,094)
   Foreign currency contracts                       -             -               -               -              -              -              -
   Foreign currency related
transactions                                        -             -          18,946               -              -              -              -
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
      Total Net Assets                   $710,817,107   $29,414,588    $146,978,922  $2,839,224,464    $31,193,071   $236,670,703   $293,340,050
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------

Total Liabilities & Capital              $714,816,219   $29,464,981    $147,210,164  $2,850,668,989    $31,564,063   $247,486,914   $319,924,027
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------
--------------------------------------- -------------- ------------- --------------- --------------- -------------- -------------- --------------

Class A share net assets                 $666,135,855   $26,925,187    $136,688,633  $2,692,518,237    $28,515,720   $220,091,690   $269,204,175
Shares of beneficial interest
outstanding (Class A)                      63,657,297     3,182,036      19,793,190     109,361,587      4,699,568     22,019,741     25,814,829
Net asset value per share                      $10.46         $8.46           $6.91          $24.62          $6.07         $10.00         $10.43
Maximum public offering price per
share                                          $10.90         $8.81           $7.19          $25.65          $6.32         $10.41         $10.86

Class B share net assets                  $24,644,536    $2,489,401      $7,314,498     $91,101,750     $2,677,351     $9,094,230    $20,173,653
Shares of beneficial interest
outstanding (Class B)                       2,525,204       300,654       1,080,944       3,868,485        450,427        911,624      1,943,276
Net asset value per share                       $9.76         $8.28           $6.77          $23.55          $5.94          $9.98         $10.38

Institutional class share net assets      $20,036,716            $-      $2,975,791     $55,604,477             $-     $7,484,783     $3,962,222
Shares of beneficial interest
outstanding
   (Institutional Class)                    1,866,007             -         426,101       2,252,998              -        747,706        380,345
Net asset value per share                      $10.74            $-           $6.98          $24.68             $-         $10.01         $10.42

The accompanying notes to the financial statements are an integral part of this schedule.

                                            Statement of Assets and Liabilities - continued

                                                       The AAL           The AAL            The AAL            The AAL
             As of October 31, 2002                   High Yield      Municipal Bond         Bond           Money Market
                   (unaudited)                           Fund              Fund              Fund               Fund
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
Assets:
Investments in unaffiliated issuers at cost            $124,394,496      $614,635,465       $652,339,799       $501,664,058
Investments in affiliated issuers at cost                         -                 -         13,175,920                  -
Investments at value                                   $108,429,501      $657,352,344       $679,038,701       $501,664,058

Cash                                                              -                 -              3,523              4,135
Dividends and interest receivable                         2,591,126        10,393,138          4,822,406            752,256
Prepaid expenses                                             19,913            40,554             30,206             41,985
Receivable for investments sold                           1,146,706                 -          3,734,625                  -
Receivable for trust shares sold                              6,334           631,102            645,527          1,720,095
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
     Total Assets                                      $112,193,580      $668,417,138       $688,274,988       $504,182,529
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------

Liabilities:
Accrued expenses                                            204,151           271,539            253,199            248,101
Income distributions payable                                284,682           459,652            233,825             25,795
Payable for investments purchased                         1,415,064                 -        126,727,164                  -
Payable for trust shares redeemed                            11,875           108,024            310,856          4,283,106
Payable to affiliate                                         78,159           411,621            339,035            266,184
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
     Total Liabilities                                   $1,993,931        $1,250,836       $127,864,079         $4,823,186
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------

Net Assets:
Trust capital (beneficial interest)                     196,367,280       636,234,683        566,028,748        499,324,132
Accumulated undistributed net investment
   Income/(loss)                                          (265,370)                 -          (814,303)             35,211
Accumulated undistributed net realized
gain/(loss)
   On investments                                      (69,937,266)      (11,785,260)       (18,326,518)                  -
Net realized appreciation/(depreciation) on:
   Investments                                         (15,964,995)        42,716,879         13,522,982                  -
   Foreign currency contracts                                     -                 -                  -                  -
   Foreign currency related transactions                          -                 -                  -                  -
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
     Total Net Assets                                  $110,199,649      $667,166,302       $560,410,909       $499,359,343
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------

Total Liabilities & Capital                            $112,193,580      $668,417,138       $688,274,988       $504,182,529
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------
-------------------------------------------------- ----------------- ----------------- ------------------ ------------------

Class A share net assets                               $101,575,904      $649,410,345       $521,733,365       $388,579,176
Shares of beneficial interest outstanding (Class         18,982,227        56,945,041         52,011,628        388,579,176
A)
Net asset value per share                                     $5.35            $11.40             $10.03              Y1.00
Maximum public offering price per share                       $5.57            $11.88             $10.45              $1.00

Class B share net assets                                 $5,906,059       $12,129,746        $11,313,915         $3,491,304
Shares of beneficial interest outstanding (Class          1,103,698         1,063,985          1,127,370          3,491,304
B)
Net asset value per share                                     $5.35            $11.40             $10.04              $1.00

Institutional class share net assets                     $2,717,686        $5,626,211        $27,363,629       $107,288,863
Shares of beneficial interest outstanding
   (Institutional Class)                                    508,061           493,528          2,727,110        107,288,863
Net asset value per share                                     $5.35            $11.40             $10.03              $1.00

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Statement of Operations

                                                      The AAL          The AAL         The AAL          The AAL          The AAL
    For the six months ended October 31, 2002        Technology      Aggressive       Small Cap        Small Cap        Small Cap
                   (unaudited)                       Stock Fund      Growth Fund      Stock Fund     Index Fund II     Value Fund
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
Investment Income
Dividends - unaffiliated issuers                          $25,890         Y136,784      $1,062,829           $89,240       $125,232
Dividends - affiliated issuers                              9,594                -          66,776             1,652          8,163
Taxable interest                                            2,074           30,748           4,412                10          3,108
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
     Total Investment Income                              $37,558         $167,532      $1,134,017           $90,902       $136,503
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------

Expenses:
Adviser fees                                              129,919           74,437       1,115,372            26,781        103,009
Sub-Adviser fees                                                -           85,912               -                 -              -
Administrative service and pricing                         14,107           14,070          28,081            15,462         14,080
Amortization of organizational costs and
Registration fees                                               -                -               -                 -              -
Audit and legal fees                                       12,134           11,633          12,063            10,621          9,852
Custody fees                                               10,430            6,463          13,697            14,644          8,113
Distribution expense - Class A                             32,325           38,619         369,254            24,382         30,138
Distribution expense - Class B                             10,736           15,249         136,625             9,596         11,605
Printing and postage expense - Class A                     42,837           46,299         198,516             7,455         17,932
Printing and postage expense - Class B                      5,612            3,986          33,422             1,023          1,788
Printing and postage expense - Class I                          -                -             226                 -              7
SEC and state registration expense                         28,654           27,421          31,497            21,326         38,359
Shareholder maintenance fees - Class A                     34,426           35,011         124,882             6,941         14,562
Shareholder maintenance fees - Class B                      4,273            4,669          19,113               944          1,580
Shareholder maintenance fees - Class I                         12               15              44                 -              2
Transfer agent fees - Class A                              94,254           95,265         340,923            19,052         39,599
Transfer agent fees - Class B                              11,237           12,723          52,806             2,631          4,415
Transfer agent fees - Class I                                  32               41             119                 -              4
Trustees fees and expenses                                     44               73           1,033                 -            420
Other expenses                                              1,639            1,555           4,270             (808)            859
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
     Total Expenses Before Reimbursement                 $432,671         $473,441      $2,481,943          $160,050       $296,324
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------

Less: reimbursement from Adviser                          (2,918)            (345)          20,555             (299)        (2,509)
Less: directed brokerage                                  (5,616)                -         (4,628)                 -        (1,966)
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
     Total Net Expenses                                  $424,137         $473,096      $2,456,760          $159,751       $291,849
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------

     Net Investment Income/(Loss)                      $(386,579)       $(305,564)    $(1,322,743)         $(68,849)     $(155,346)
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on investments            (5,214,508)     (13,293,246)     (9,782,010)         (165,650)    (2,058,123)
Net realized gains/(losses) on foreign currency
   Transactions                                                 -         (51,110)               -                 -              -
Change in net unrealized
appreciation/(depreciation) on:
   Investments                                        (6,649,613)        4,829,523    (85,176,079)       (5,735,365)    (6,426,229)
   Foreign currency transactions                                -         (15,713)               -                 -              -

-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions       $(11,864,121)     $(8,530,546)   $(94,958,089)      $(5,901,015)   $(8,484,352)

Net Increase/(Decrease) in Net Assets
Resulting From Operations                           $(12,250,700)     $(8,836,110)   $(96,280,832)      $(5,969,864)   $(8,639,698)
-------------------------------------------------- --------------- ---------------- --------------- ----------------- --------------

The accompanying notes to the financial statements are an integral part of this schedule

                                                  Statement of Operations - continued

                                                      The AAL          The AAL         The AAL         The AAL           The AAL
     For the six month ended October 31, 2002         Mid Cap          Mid Cap      International   Capital Growth    Large Company
                  (unaudited)                       Stock Fund      Index Fund II        Fund            Fund         Index Fund II
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
Investment Income
Dividends - unaffiliated issuers                       $4,021,078         $164,711      $1,656,743     $20,906,538            $269,281
Dividends - affiliated issuers                             88,832            1,896               -          79,050               2,258
Taxable interest                                          141,654                -          40,044         660,575                   -
Tax exempt interest                                             -                -               -               -                   -
Foreign dividend tax withholding                                -                        (217,624)               -                   -
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
     Total Investment Income                           $4,251,564         $166,607      $1,479,163     $21,646,163            $271,539
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------

Expenses:
Adviser fees                                            2,574,908           37,437         202,132       8,333,583              38,874
Sub-Adviser fees                                                -                -         295,588               -                   -
Administrative service and pricing                         38,209           14,231          33,106          73,492              15,215
Amortization of organizational costs and
   registration fees                                            -                -               -               -                   -
Audit and legal fees                                       11,727           11,243          14,312          15,626              10,742
Custody fees                                               18,278           15,237          58,276          52,844               9,456
Distribution expense - Class A                            909,035           34,309         187,490       3,679,106              35,726
Distribution expense - Class B                            139,282           12,513          43,095         524,635              12,588
Printing and postage expense - Class A                    336,029            6,520         115,973         885,629              10,161
Printing and postage expense - Class B                     18,206              802          14,922          59,836                 464
Printing and postage expense - Class I                         82                -              20               -                   -
SEC and state registration expense                         42,802           17,993          21,843          52,509              18,201
Shareholder maintenance fees - Class A                    228,448            9,631          88,082         540,564               9,488
Shareholder maintenance fees - Class B                     21,223            1,492           9,817          55,150               1,463
Shareholder maintenance fees - Class I                         51                -              31             101                   -
Transfer agent fees - Class A                             625,188           26,306         242,840       1,478,559              25,876
Transfer agent fees - Class B                              57,962            4,065          27,640         152,569               3,885
Transfer agent fees - Class I                                 141                -              49              79                   -
Trustees fees and expenses                                  4,099                -               -          28,453                   -
Other expenses                                              4,545            (534)           2,973          18,699                 680
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
     Total Expenses before reimbursement               $5,030,215         $191,245      $1,358,189     $15,951,434            $192,819
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------

Less: reimbursement from Adviser                         (48,154)            (277)               -        (24,139)               (409)
Less: directed brokerage                                  (3,015)                -               -         (3,521)                   -
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
     Total Net Expenses                                $4,979,046         $190,968      $1,358,189     $15,923,774            $192,410
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------

     Net Investment Income/(Loss)                      $(727,482)        $(24,361)        $120,974      $5,722,389             $79,129
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on investments           (33,548,134)          390,344    (15,969,000)    (17,958,507)           (806,535)
Net realized gains/(losses) on foreign currency
   Transactions                                                 -                -          17,880               -                   -
Change in net unrealized
appreciation/(depreciation) on:
   Investments                                      (141,957,554)      (7,551,514)    (20,551,308)   (611,587,773)         (5,190,797)
   Foreign currency transactions                                -                -          14,289               -                   -
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions      $(175,505,688)     $(7,161,170)   $(36,488,139)  $(629,546,280)        $(5,997,332)

Net Increase/(Decrease) in Net Assets
Resulting From Operations                          $(176,233,170)     $(7,185,531)   $(36,367,165)  $(623,823,891)        $(5,918,203)
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                                  Statement of Operations - continued

                                                 The AAL         The AAL         The AAL         The AAL        The AAL        The AAL
For the six month ended October 31, 2002       Equity Income     Balanced       High Yield     Municipal Bond      Bond      Money Market
                 (unaudited)                        Fund           Fund            Fund             Fund           Fund          Fund
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
------------------------------------------------- ---------------- ---------------- --------------- --------------- -------------------
Investment Income
Dividends - unaffiliated issuers                   $2,874,774     $1,170,354          $43,312              $-            $-             $-
Dividends - affiliated issuers                         67,566         91,952                -               -        90,392              -
Taxable interest                                        5,932      3,182,350        5,513,360         227,581    13,707,680      4,697,803
Tax exempt interest                                         -              -                -      16,644,676             -              -
Foreign dividend tax withholding                            -              -                -               -             -              -
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
     Total Investment Income                       $2,948,272     $4,444,656       $5,556,672     $16,872,257   $13,798,072     $4,697,803
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------

Expenses:
Adviser fees                                          618,600        851,076          177,435       1,462,278     1,180,836      1,266,083
Sub-Adviser fees                                            -              -          147,862               -             -              -
Administrative service and pricing                     28,026         30,635           28,974          51,043        27,951         22,954
Amortization of organizational costs and
   registration fees                                        -          7,459                -               -             -              -
Audit and legal fees                                   10,623         12,292           12,475          13,066        12,735          9,870
Custody fees                                           12,122          7,588            6,015          14,059        10,961         14,383
Distribution expense - Class A                        319,855        355,676          135,640         790,815       612,297        247,312
Distribution expense - Class B                         53,854        105,093           34,944          58,293        47,719         13,750
Printing and postage expense - Class A                 99,696         68,150          101,170         181,650       218,221        336,768
Printing and postage expense - Class B                  8,296          1,747            2,213           1,543         1,675              -
Printing and postage expense - Class I                      -             21                -               -           109             40
SEC and state registration expense                     22,576         24,467           16,452          35,105        29,854         43,671
Shareholder maintenance fees - Class A                 65,809         54,127           21,680          37,204        61,533         86,491
Shareholder maintenance fees - Class B                  5,923          7,360            2,386           1,437         3,049            856
Shareholder maintenance fees - Class I                     44             24               20               8            56            109
Transfer agent fees - Class A                         180,774        148,783           60,447         102,316       169,236        241,058
Transfer agent fees - Class B                          16,344         19,327            6,973           2,908         8,248          2,749
Transfer agent fees - Class I                             128             69               29              14           140            321
Trustees fees and expenses                              5,758            360                -           2,904         1,662          2,232
Other expenses                                          4,488          1,054            (845)           4,509         4,325          3,832
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
     Total Expenses before reimbursement           $1,452,916     $1,695,308         $753,870      $2,759,152    $2,390,607     $2,292,479
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------

Less: reimbursement from Adviser                     (27,863)       (28,275)        (139,136)        (13,945)      (27,489)      (395,298)
Less: directed brokerage                                    -        (3,810)                                -             -              -
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
     Total Net Expenses                            $1,425,053     $1,663,223         $614,734      $2,745,207    $2,363,118     $1,897,181
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------

     Net Investment Income/(Loss)                  $1,523,219     $2,781,433       $4,941,938     $14,127,050   $11,434,954     $2,800,622
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on investments       (13,493,790)    (3,814,770)      (2,945,754)          16,047     1,109,010              -
Net realized gains/(losses) on foreign
currency Transactions                                       -              -                -               -             -              -
Change in net unrealized
appreciation/(depreciation) on:
   Investments                                   (57,427,958)   (27,323,855)     (14,419,365)      10,747,397    10,910,428              -
   Foreign currency transactions                            -              -                -               -             -              -
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------
Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency
Transactions                                    $(70,921,748)  $(31,138,625)    $(17,365,119)     $10,763,444   $12,019,438             $-

Net Increase/(Decrease) in Net Assets
Resulting From Operations                       $(69,398,529)  $(28,357,192)    $(12,423,181)     $24,890,494   $23,454,392     $2,800,622
---------------------------------------------- --------------- -------------- ---------------- --------------- ------------- --------------

The accompanying notes to the financial statements are an integral part of this schedule.

                                                  Statement of Changes in Net Assets

                                                                  The AAL Technology                The AAL Aggressive
                                                                       Stock Fund                       Growth Fund

                                                              10/31/2002       04/30/2002       10/31/2002       04/30/2002
For the six months ended October 31, 2002                    (unaudited)                       (unaudited)
-----------------------------------------------------------   -----------------------------------------------------------

Operations
Net investment income/(loss)                                     $(386,579)       $(763,040)       $(305,564)       $(565,159)
Net realized gains/(losses) on investments                      (5,214,508)     (16,328,310)     (13,293,246)     (16,861,020)
Net realized gains/(losses) on foreign currency
   transactions                                                           -                -         (51,110)         (50,439)
Change in net unrealized appreciation/(depreciation)
   on investments                                               (6,649,613)      (2,884,988)        4,829,523        (286,273)
Change in net unrealized appreciation/(depreciation)
   on foreign currency transactions                                       -                -         (15,713)           11,235

     Net Increase/(Decrease) in Net Assets Resulting           (12,250,700)     (19,976,338)      (8,836,110)     (17,751,656)
     From Operations

Distributions to Shareholders                                             -                -                -

Trust Share Transactions                                          4,187,501       22,133,414        3,015,931       16,217,783

Net Increase/(Decrease) in Trust Capital                          4,187,501       22,133,414        3,015,931       16,217,783

Net Increase/(Decrease) in Net Assets                           (8,063,201)        2,157,076      (5,820,179)      (1,533,873)

Net Assets Beginning of Period                                   41,864,615       39,707,539       44,977,816       46,511,689

Net Assets End of Period                                         33,801,416       41,864,615       39,157,637       44,977,816

                                                                    The AAL Mid Cap                       The AAL
                                                                     Index Fund II                   International Fund

                                                              10/31/2002                        10/31/2002
For the six months ended October 31, 2002                     (unaudited)      04/30/2002       (unaudited)      04/30/2002
-----------------------------------------------------------   -----------------------------------------------------------
Operations
Net investment income/(loss)                                      $(24,361)        $(94,549)         $120,974          $50,350
Net realized gains/(losses) on investments                          390,344         (45,807)     (15,969,000)     (52,755,913)
Net realized gains/(losses) on foreign currency
   Transactions                                                           -                -           17,880        1,383,340
Change in net unrealized appreciation/(depreciation)
   On investments                                               (7,551,514)        1,789,243     (20,551,308)       16,659,261
Change in net unrealized appreciation/(depreciation)
   On foreign currency transactions                                       -                -           14,289        (806,929)

Net Increase/(Decrease) in Net Assets                          $(7,185,531)       $1,648,887    $(36,367,165)    $(35,469,891)
Resulting From Operations

Distributions to Shareholders                                             -         (86,931)                -      (2,212,010)

Trust Share Transactions                                          4,725,164       10,458,143        3,551,465        9,866,627

Net Increase/(Decrease) in Trust Capital                         $4,725,164      $10,371,212       $3,551,465       $7,654,617

Net Increase/(Decrease) in Net Assets                          $(2,460,367)      $12,020,099    $(32,815,700)    $(27,815,274)

Net Assets Beginning of Period                                  $31,874,955      $19,854,856     $179,794,622     $207,609,896

Net Assets End of Period                                        $29,414,588      $31,874,955     $146,978,922     $179,794,622

The accompanying notes to the financial statements are an integral part of this schedule.

                                            Statement of Changes in Net Assets - continued

                                          The AAL Small              The AAL Small Cap             The AAL Small                   The AAL Mid
                                         Cap Stock Fund                Index Fund II              Cap Value Fund                 Cap Stock Fund

 For the six months ended          10/31/2002      04/30/2002     10/31/2002   04/30/2002    10/31/2002    04/30/2002/1/   10/31/2002       04/30/2002
 October 31, 2002                  (unaudited)                   (unaudited)                 (unaudited)                   (unaudited)
-------------------------------   -----------------------------------------------------------   -----------------------------------------------------------
Operations
Net investment income/(loss)     $(1,322,743)    $(2,573,344)     $(68,849)   $(147,265)     $(155,346)    $(127,143)       $(727,482)    $(2,399,504)
Net realized gains/(losses)
on investments                    (9,782,010)     (2,028,506)     (165,650)       54,320    (2,058,123)       238,063     (33,548,134)    (89,552,781)
Net realized gains/(losses)
  on foreign currency
   Transactions                             -               -             -            -              -             -                -               -
Change in net unrealized
appreciation/(depreciation)
   On investments                (85,176,079)      40,510,604   (5,735,365)    2,890,453    (6,426,229)     2,931,165    (141,957,554)       3,341,387
Change in net unrealized
appreciation/(depreciation)
   On foreign currency
transactions                                -               -             -            -              -             -                -               -

Net Increase/(Decrease) in
Net Assets
Resulting From Operations       $(96,280,832)     $35,908,754  $(5,969,864)   $2,797,508   $(8,639,698)    $3,042,085   $(176,233,170)   $(88,610,898)

Distributions to Shareholders               -     (1,747,341)     (135,306)     (95,025)      (206,763)             -                -    (24,365,497)

Trust Share Transactions            8,228,337      55,696,997     3,225,356    6,205,506     10,365,080    25,025,924      (7,298,837)      63,441,072

Net Increase/(Decrease) in
Trust Capital                      $8,228,337     $53,949,656    $3,090,050   $6,110,481    $10,158,317   $25,025,924     $(7,298,837)     $39,075,575

Net Increase/(Decrease) in
Net Assets                      $(88,052,495)     $89,858,410  $(2,879,814)   $8,907,989     $1,518,619   $28,068,009   $(183,532,007)   $(49,535,323)

Net Assets Beginning of Period   $383,444,240    $293,585,830   $23,637,437  $14,729,448    $28,068,009            $-     $894,349,114    $943,884,437

Net Assets End of Period         $295,391,745    $383,444,240   $20,757,623  $23,637,437    $29,586,628   $28,068,009     $710,817,107    $894,349,114

-------------------
/1/  Since Fund inception July 17, 2001

                                  The AAL Capital            The AAL Large Company            The AAL Equity                The AAL Balanced
                                    Growth Fund                  Index Fund II                  Income Fund                       Fund

For the six months ended           10/31/2002      04/30/2002      10/31/2002    04/30/2002     10/31/2002     04/30/2002      10/31/2002     04/30/2002
October 31, 2002                   (unaudited)                     (unaudited)                  (unaudited)                    (unaudited)
-------------------------------   -----------------------------------------------------------   -----------------------------------------------------------
Operations
Net investment income/(loss)       $5,722,389       $4,960,316       $79,129        $2,677      $1,523,219     $3,479,253      $2,781,433    $6,926,598
Net realized gains/(losses)      (17,958,507)     (47,867,032)     (806,535)     (237,486)    (13,493,790)    (7,457,863)     (3,814,770)   (4,999,412)
   on investments
Net realized gains/(losses)                 -                -             -             -               -              -               -             -
   on foreign currency
   Transactions
------------------------------
Change in net unrealized
   appreciation/(depreciation)
   On investments               (611,587,773)    (538,389,854)   (5,190,797)   (3,709,331)    (57,427,958)   (30,154,758)    (27,323,855)  (18,580,294)
------------------------------
Change in net unrealized
   appreciation/(depreciation)
   On foreign currency
   transactions                                -                -             -             -               -              -               -             -

Net Increase/(Decrease) in
Net Assets
Resulting From Operations      $(623,823,891)   $(581,296,570)  $(5,918,203)  $(3,944,140)   $(69,398,529)  $(34,133,368)   $(28,357,192)  $(16,653,108)

Distributions to Shareholders     (2,784,829)     (20,415,260)             -             -     (1,452,487)    (4,066,100)     (3,286,985)   (7,195,249)

Trust Share Transactions        (111,985,376)       21,093,430     4,370,139    13,820,738     (6,770,510)     24,538,950     (6,671,212)    39,327,860

Net Increase/(Decrease) in
Trust Capital                  $(114,770,205)         $678,170    $4,370,139   $13,820,738    $(8,222,997)    $20,472,850    $(9,958,197)   $32,132,611

Net Increase/(Decrease) in
Net Assets                     $(738,594,096)   $(580,618,400)  $(1,548,064)    $9,876,598   $(77,621,526)  $(13,660,518)   $(38,315,389)   $15,479,503

Net Assets Beginning of
Period                         $3,577,818,560   $4,158,436,960   $32,741,135   $22,864,537    $314,292,229   $327,952,747    $331,655,439  $316,175,936

Net Assets End of Period       $2,839,224,464   $3,577,818,560   $31,193,071   $32,741,135    $236,670,703   $314,292,229    $293,340,050  $331,655,439

The accompanying notes to the financial statements are an integral part of this schedule.

                                            Statement of Changes in Net Assets - continued

                                                                   The AAL High                  The AAL Municipal
                                                                    Yield Fund                       Bond Fund
                                                            10/31/2002      04/30/2002       10/31/2002      04/30/2002
For the six months ended October 31, 2002                   (unaudited)                      (unaudited)
-----------------------------------------------------------   -----------------------------------------------------------
Operations

Net investment income/(loss)                                  $4,941,938      $10,824,584     $14,127,050     $27,155,109
Net realized gains/(losses) on investments                   (2,945,754)     (17,696,580)          16,047         690,050
Net realized gains/(losses) on foreign currency                        -                -               -               -
   transactions
Change in net unrealized appreciation/(depreciation)        (14,429,364)        6,372,126      10,747,397      10,876,811
   on investments
Change in net unrealized appreciation/(depreciation)                   -                -               -               -
   on foreign currency transactions

     Net Increase/(Decrease) in Net Assets                 $(12,433,180)       $(499,870)     $24,890,494     $38,721,970
     Resulting From Operations

Distributions to Shareholders                                (5,188,699)     (10,975,777)     14,127,049)    (27,155,109)

Trust Share Transactions                                     (1,744,812)        8,141,689      41,530,287      88,645,619

Net Increase/(Decrease) in Trust Capital                    $(6,933,511)     $(2,834,088)     $27,403,238     $61,490,510

Net Increase/(Decrease) in Net Assets                      $(19,366,691)     $(3,333,958)     $52,293,732    $100,212,480

Net Assets Beginning of Period                              $129,566,340     $132,900,298    $614,872,570    $514,660,090

Net Assets End of Period                                    $110,199,649     $129,566,340    $667,166,302    $614,872,570

                                                                   The AAL Bond                      The AAL Money
                                                                        Fund                           Market Fund
                                                            10/31/2002                        10/31/2002
For the six months ended October 31, 2002                   (unaudited)      04/30/2002       (unaudited)       04/30/2002
-----------------------------------------------------------   -----------------------------------------------------------
Operations

Net investment income/(loss)                                  $11,434,954      $24,955,775       $2,800,622       $10,964,605
Net realized gains/(losses) on investments                      1,109,010        3,479,836                -                 -
Net realized gains/(losses) on foreign currency
   transactions                                                         -                -                -                 -
Change in net unrealized appreciation/(depreciation)
   on investments                                              10,910,428      (2,746,026)                -                 -
Change in net unrealized appreciation/(depreciation)                    -                -
   on foreign currency transactions
                                                                                                          -                 -
     Net Increase/(Decrease) in Net Assets                    $23,454,392      $25,689,585       $2,800,622       $10,964,605
     Resulting From Operations

Distributions to Shareholders                                (12,345,708)     (25,438,219)      (2,800,622)      (10,964,605)

Trust Share Transactions                                       67,065,227       68,332,028     (20,971,070)        67,820,784

Net Increase/(Decrease) in Trust Capital                      $54,719,519      $42,893,809    $(23,771,692)       $56,856,179

Net Increase/(Decrease) in Net Assets                         $78,173,911      $68,583,394    $(20,971,070)       $67,820,784

Net Assets Beginning of Period                               $482,236,998     $413,653,604     $520,330,413      $452,509,629

Net Assets End of Period                                     $560,410,909     $482,236,998     $499,359,343      $520,330,413

The accompanying notes to the financial statements are an integral part of this schedule.

Notes to Financial Statements
As of October 31, 2002 (unaudited)

(1) ORGANIZATION

The AAL Mutual Funds ("Funds" or "Trust") was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust is divided into twenty series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of fourteen equity Funds, five fixed-income Funds and one money market Fund. The Trust commenced operations on July 16, 1987.

The Trust offers three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a front-end sales load of 4.00% and a 0.25% annual 12b-1 fee. On January 8, 1997, the Trust began offering Class B shares. Class B shares are offered at net asset value and a 1.00% annual 12b-1 and service fee. In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. On December 29, 1997, the Trust began offering a third class of shares to institutional clients. Class I shares are offered at net asset value and have no annual 12b-1 fees or service fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The following funds offer all three classes of shares: The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund offer all three classes of shares. The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, and The AAL Large Company Index Fund II offer class A and B shares only. The other Funds of the Trust not included above are printed under separate semiannual reports.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds' principal accounting policies are:

Valuation of Investments-Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees. As of October 31, 2002, one security in The AAL High Yield Bond Fund was valued at fair value.

Foreign Currency Translation-The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the The AAL Aggressive Growth Fund and The AAL International Fund that are denominated in foreign currencies are translated into U.S. dollars at the time the net asset value is calculated.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The AAL Aggressive Growth Fund and The AAL International Fund do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

For federal income tax purposes, The AAL Aggressive Growth Fund and The AAL International Fund treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts-In connection with purchases and sales of securities denominated in foreign currencies, The AAL Aggressive Growth Fund and The AAL International Fund may enter into forward currency contracts. Additionally, The AAL Aggressive Growth Fund and AAL International Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counter parties fail to settle these forward contracts, The AAL Aggressive Growth Fund and The AAL International Fund could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments-The AAL International Fund and the AAL Aggressive Growth Fund invest in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes-No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses-Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of market discount, original issue discount and amortization of premium. Interest earned on debt securities also includes accrual of market discount for all Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Organization Costs-Costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The cost incurred with the organization and initial registration of shares for The AAL Balanced Fund is being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operation.

Distributions to Shareholders-Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds.

Dividends from The AAL Capital Growth Fund are declared and paid semi-annually. Dividends from the following funds are declared and paid annually: The AAL Technology Stock, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index Fund II, The AAL International Fund, and the AAL Large Company Index Fund II. Dividends from The AAL Equity Income Fund and The AAL Balanced Fund are declared and paid quarterly. Dividends from The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, The AAL Bond Fund and The AAL Money Market Fund are accrued daily and distributed monthly.

Options-All Funds except The AAL Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The AAL International Fund and The AAL Aggressive Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Financial Futures Contracts-Certain funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be used as collateral for open futures contracts. The future contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed.

The Impact of Initial Public Offerings on Performance-The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, and The AAL Balanced Fund may invest in an initial public offering ("IPO") of a security. On occasion the Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents the Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for the Fund. Investments in IPO's may have a magnified performance impact on a Fund with a small asset base such as The AAL Technology Stock Fund, The AAL Aggressive Growth Fund and The AAL Small Cap Value Fund. A Fund may not experience similar performance as its assets grow.

Dollar Roll Transactions-Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments.

When-Issued and Delayed Delivery Transactions-The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Credit Risk-The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default and adjusted accordingly.

Accounting Estimates-The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other-For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes. The Funds have no right to require registration of unregistered securities.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees-The Trust has entered into an Investment Advisory Agreement with Thrivent Investment Management Inc. (Thrivent Investment Mgt.), ("the Adviser"), under which each of the Funds pay a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                         $0 to       $50 to      $100 to     $200 to      $500M to     $1,000 to       Over
(M - Millions)                           $50M        $100M        $200M       $500M       $1,000M       $5,000M       $5,000M
The AAL Technology Stock Fund            0.75%       0.75%        0.75%       0.75%        0.75%         0.75%         0.75%
The AAL Aggressive Growth Fund           0.80%       0.80%        0.75%       0.75%        0.70%         0.70%         0.70%
The AAL Small Cap Stock Fund             0.70%       0.70%        0.70%       0.65%        0.65%         0.65%         0.65%
The AAL Small Cap Index Fund II          0.25%       0.25%        0.25%       0.25%        0.25%         0.25%         0.25%
The AAL Small Cap Value Fund             0.70%       0.70%        0.70%       0.70%        0.70%         0.70%         0.70%
The AAL Mid Cap Stock Fund               0.70%       0.70%        0.70%       0.65%        0.65%         0.60%         0.60%
The AAL Mid Cap Index Fund II            0.25%       0.25%        0.25%       0.25%        0.25%         0.25%         0.25%
The AAL International Fund               0.65%       0.60%        0.60%       0.60%        0.60%         0.60%         0.60%
The AAL Capital Growth Fund              0.65%       0.65%        0.65%       0.65%        0.575%        0.50%         0.45%
The AAL Large Company Index Fund II      0.25%       0.25%        0.25%       0.25%        0.25%         0.25%         0.25%
The AAL Equity Income Fund               0.45%       0.45%        0.45%       0.45%        0.45%         0.45%         0.45%
The AAL Balanced Fund                    0.55%       0.55%        0.55%       0.55%        0.55%         0.55%         0.55%
The AAL High Yield Fund                  0.55%       0.55%        0.55%       0.55%        0.55%         0.55%         0.55%
The AAL Municipal Bond Fund              0.45%       0.45%        0.45%       0.45%        0.45%         0.45%         0.45%
The AAL Bond Fund                        0.45%       0.45%        0.45%       0.45%        0.45%         0.45%         0.45%
The AAL Money Market Fund                0.50%       0.50%        0.50%       0.50%        0.45%         0.45%         0.45%

Effective September 18, 2002, the Adviser terminated the subadvisory agreement for The AAL Aggressive Growth Fund with Janus Capital Corporation. On September 19, 2002, the Advisor assumed the daily investment management of the Fund. Prior to September 19, 2002, the Advisor paid Janus Capital Corporation an annual subadvisory fee for the performance of subadvisory services for the The AAL Aggressive Growth Fund. The subadvisory fee, which was paid by the Adviser from its advisory fee, was equal to an annual fee of 0.55% on the first $100 million of average daily net assets, 0.50% on the next $400 million of average daily net assets, and 0.45% on average daily net assets over $500 million. The total dollar amount paid by the Adviser under the subadvisory contract for The AAL Aggressive Growth Fund during the period from May 1, 2002 to September 18, 2002 was $85,912.

The Adviser has entered into a subadvisory agreement with Oechsle International Advisors, LLC for The AAL International Fund. The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to an annual fee of 0.40% on the first $50 million of average daily net assets and 0.35% on average daily net assets over $50 million. The total dollar amount paid by the Adviser under the subadvisory contract for The AAL International Fund for the six months ended October 31, 2002 was $295,588.

The AAL High Yield Bond Fund has entered into a subadvisory agreement with Pacific Investment Management Company (PIMCO). The subadvisory fee is 0.25% of average daily net assets, payable from the annual fee paid to the Adviser. The total dollar amount paid by the Adviser under the subadvisory contract for The AAL High Yield Bond Fund for the six months ended October 31, 2002 was $147,862.

The Adviser has voluntarily waived 0.075% of the AAL Money Market Fund's current management fee of 0.50%. In addition, the Adviser has voluntarily reimbursed expenses of the AAL High Yield Bond Fund above 1.00% on the average daily net assets for Class A shares and above 1.75% on the average daily net assets for Class B shares. These waivers are voluntary and may be terminated at any time.

The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Small Cap Index Fund II, The AAL Small Cap Value Fund, The AAL Mid Cap Stock Fund, The AAL Mid Cap Index II Fund, The AAL Capital Growth Fund, The AAL Large Company Index Fund II, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Municipal Bond Fund, and the AAL Bond Fund may invest cash in The AAL Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, the Funds are reimbursed for the amount of investment advisory fees paid to the Adviser through The AAL Money Market Fund.

Distribution and Shareholder Servicing Plans-Thrivent Investment Mgt. is also the Trust's distributor. Prior to July 1, 2002, AAL Capital Management Company acted as the Trust's distributor. AAL Capital Management has since changed its name to Thrivent Investment Mgmt. Thrivent Financial for Lutherans (Thrivent Financial) is the parent company of Thrivent Investment Mgt. The Trust has adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors.

On the Class A shares, a service fee of 0.25% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, and The AAL Bond Fund, with The AAL Money Market Fund charged 0.125% of average net assets as a service fee.

On the Class B Shares, a service fee of 0.25% of average net assets and a 12b-1 distribution fee of 0.75% of average net assets is charged for The AAL Technology Stock Fund, The AAL Aggressive Growth Fund, The AAL Small Cap Stock Fund, The AAL Mid Cap Stock Fund, The AAL International Fund, The AAL Capital Growth Fund, The AAL Equity Income Fund, The AAL Balanced Fund, The AAL Small Cap Index Fund II, The AAL Mid Cap Index Fund II, The AAL Large Company Index Fund II, The AAL High Yield Bond Fund, The AAL Municipal Bond Fund, and The AAL Bond Fund, with The AAL Money Market Fund charged 0.125% and 0.75% of average net assets as service fees and 12b-1 distribution fees, respectively. There are no 12b-1 distribution or service fees on Class I shares.

The Trust has also contracted with the Adviser for certain shareholder maintenance services. These shareholder services include: pre-processing and quality control of new accounts, shareholder correspondence, account response and answering customer inquires regarding account status, and facilitating shareholder telephone transactions. Fees and cost reimbursements charged to the Funds under terms of the contract approximated $3.60 per year per shareholder account.

Sales Charges and Other Fees-For the six months ending October 31, 2002, Thrivent Investment Mgmt. received $7,645,396 in commissions from the sales of the Trust's Class A and B shares.

The Trust has entered into an Administrative Services Agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain administrative personnel and services. For the six months ended October 31, 2002, Thrivent Financial received aggregate fees for administrative personnel and services of $439,250 from The AAL Mutual Funds.

Each Trustee of the Funds who is not affiliated with AAL or the Adviser receives an annual fee from the Funds for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee's fees as if invested in any one of the Funds. The value of each Trustee's deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds.

Those Trustees not participating in the above plan received $19,500 in fees from the Trust for the six months ended October 31, 2002. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings.

The Adviser has directed certain of the Funds' portfolio trades to brokers at best price and execution and has generated directed brokerage credits to be used against custodian fees. Shareholders benefit under this arrangement to the extent that custodian fees and other expenses are not voluntarily reimbursed by the Adviser. For the six months ended October 31, 2002, directed brokerage credits totaling $29,996 were used to reduce certain Funds' expenses. In accordance with Securities and Exchange Commission requirements, such amounts are required to be shown as an expense and have been included in custodian fees in the Statement of Operations, with the credit reflected as a reimbursement.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase(Decrease)] at April 30, 2002:

                                            Accumulated          Accumulated
                                          Net Investment        Net Realized
                                           Income (Loss)         Gain/(Loss)        Trust Capital

The AAL Technology Stock Fund                 $762,446                  $ -         $ (762,446)
The AAL Aggressive Growth Fund                 516,107               50,439           (566,546)
The AAL Small Cap Stock Fund                 2,569,111                 (27)         (2,569,084)
The AAL Small Cap Index Fund II                147,408             (25,218)           (122,190)
The AAL Small Cap Value Fund                   127,051            (121,509)             (5,542)
The AAL Mid Cap Stock Fund                   2,386,247               57,780         (2,444,027)
The AAL Mid Cap Index Fund II                   94,487             (28,478)            (66,009)
The AAL International Fund                   1,380,734          (1,381,066)                 332
The AAL Capital Growth Fund                        109                (109)                   -
The AAL Large Company Index Fund II              (168)                  168                   -
The AAL Equity Income Fund                   (296,363)              298,945             (2,582)
The AAL Balanced Fund                          262,110            (232,516)            (29,594)
The AAL High Yield Bond Fund                   134,908            (130,477)             (4,431)
The AAL Bond Fund                              624,965            (624,965)                   -

The tax  character of  distributions  paid during the year ended April 30, 2002, were as follows:

                                              Ordinary           Long-Term
                                               Income           Capital Gain
The AAL Small Cap Stock Fund                        $ -         $ 1,747,341
The AAL Small Cap Index Fund II                  95,025                   -
The AAL Mid Cap Stock Fund                    3,095,515          21,269,982
The AAL Mid Cap Index Fund II                         -              86,931
The AAL International Fund                    2,212,010                   -
The AAL Capital Growth Fund                  10,260,964          10,154,296
The AAL Equity Income Fund                    3,019,611           1,046,489
The AAL Balanced Fund                         7,195,249                   -
The AAL High Yield Bond Fund                 10,975,777                   -
The AAL Municipal Bond Fund*                 27,155,109                   -
The AAL Bond Fund                            25,438,219                   -
The AAL Money Market Fund                    10,964,605                   -

For the fiscal year ended April 30, 2002, The AAL Municipal Bond Fund designated
98.69% of its income distributions as exempt interest dividends.

At October 31, 2002,  the gross  unrealized  appreciation  and  depreciation  of investments, based on cost for federal income tax purposes, were as follows:

                                                                                                               Net
                                                  Federal          Unrealized           Unrealized        Appreciation/
                                                  Tax Cost        Appreciation        (Depreciation)     (Depreciation)
The AAL Technology Stock Fund                   $56,028,371           $751,980         $(22,953,488)    $(22,201,508)
The AAL Aggressive Growth Fund                   38,376,069          2,018,245           (1,883,124)          135,121
The AAL Small Cap Stock Fund                    318,885,102         29,515,766          (53,613,558)     (24,097,792)
The AAL Small Cap Index Fund II                  23,773,973          2,497,928           (5,238,574)      (2,740,646)
The AAL Small Cap Value Fund                     32,563,168          1,317,314           (4,812,378)      (3,495,064)
The AAL Mid Cap Stock Fund                      765,437,758         57,571,093         (112,972,120)     (55,401,027)
The AAL Mid Cap Index Fund II                    34,933,267          2,472,079           (7,975,292)      (5,503,213)
The AAL International Fund                      168,746,341          6,853,412          (28,866,497)     (22,013,086)
The AAL Capital Growth Fund                   2,217,601,875      1,019,743,168         (395,960,112)      623,783,055
The AAL Large Company Index Fund II              43,025,190          1,124,654          (12,646,740)     (11,522,086)
The AAL Equity Income Fund                      271,250,411         17,065,318          (46,237,574)     (29,172,256)
The AAL Balanced Fund                           339,376,280         14,824,384          (37,261,478)     (22,437,094)
The AAL High Yield Bond Fund                    124,394,497          1,345,355          (17,310,351)     (15,964,996)
The AAL Municipal Bond Fund                     614,635,465         44,098,292           (1,381,413)       42,716,879
The AAL Bond Fund                               665,515,718         16,499,841           (2,976,858)       13,522,983

The federal tax cost equals amortized book cost for The AAL Money Market Fund.

At April 30, 2002, the components of distributable  earnings on a tax basis were as follows:

                                         Undistributed       Undistributed      Undistributed
                                         Tax- Exempt          Ordinary           Long-Term
                                           Income              Income           Capital Gain
The AAL Small Cap Index Fund II              -                     -             $135,089
The AAL Small Cap Value Fund                 -              $205,475                  173
The AAL International Fund                   -               613,984                    -
The AAL Capital Growth Fund                  -               476,319                    -
The AAL Large Company Index Fund II          -                 2,779                    -
The AAL Equity Income Fund                   -               184,640                    -
The AAL Balanced Fund                        -               597,923                    -
The AAL High Yield Bond Fund                 -               208,942                    -
The AAL Bond Fund                            -               111,454                    -
The AAL Money Market Fund                    -                50,734                    -

At April 30, 2002, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                                          Capital Loss           Expiration
                                           Carryover                Year
The AAL Technology Stock Fund                $570,441               2009
                                           13,587,499               2010
                                          -----------
                                           14,157,940
                                          -----------

The AAL Aggressive Growth Fund                109,811               2009
                                           17,413,042               2010
                                          -----------
                                           17,522,853
                                          -----------

The AAL Small Cap Stock Fund                1,190,992               2010

The AAL Mid Cap Stock Fund                 39,148,652               2010

The AAL International Fund                 26,873,863               2010

The AAL Capital Growth Fund                11,876,352               2010

The AAL Large Company Index Fund II            90,757               2010

The AAL Equity Income Fund                    916,607               2010

The AAL Balanced Fund                       2,358,701               2008
                                              806,026               2009
                                          -----------
                                            3,164,727
                                          -----------

The AAL High Yield Bond Fund                1,271,115               2007
                                            3,377,296               2008
                                           38,661,693               2009
                                           14,003,544               2010
                                          -----------
                                           57,313,648
                                          -----------

The AAL Municipal Bond Fund                11,386,599               2008
                                              328,490               2010
                                          -----------
                                           11,715,089
                                          -----------

The AAL Bond Fund                          14,124,656               2008
                                            1,521,197               2009
                                          -----------
                                           15,645,853
                                          -----------

To the extent  that  these  Funds  realize  future net  capital  gains,  taxable distributions will be reduced by any unused capital loss carryovers.

The following funds deferred, on a tax basis, the following post-October 2001 losses:

The AAL Technology Stock Fund          $    7,952,943
The AAL Aggressive Growth Fund              6,520,872
The AAL Mid Cap Stock Fund                 55,095,516
The AAL Mid Cap Index Fund II                 115,340
The AAL International Fund                 30,539,608
The AAL Capital Growth Fund                35,990,680
The AAL Large Company Index Fund II            95,395
The AAL Equity Income Fund                  5,962,850
The AAL Balanced Fund                       6,926,354
The AAL High Yield Bond Fund                9,636,384
The AAL Municipal Bond Fund                    39,431
The AAL Bond Fund                           3,345,177

These amounts are deferred and deemed to have occurred in the next fiscal year.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities-For the six months ended October 31, 2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                            Purchases               Sales
The AAL Technology Stock Fund            $  13,883,333         $  9,190,235
The AAL Aggressive Growth Fund              58,768,397           52,631,772
The AAL Small Cap Stock Fund               121,483,095          108,483,937
The AAL Small Cap Index Fund II              5,091,808            1,783,765
The AAL Small Cap Value Fund                22,178,681           12,761,625
The AAL Mid Cap Stock Fund                 199,917,675          193,911,279
The AAL Mid Cap Index Fund II                7,459,845            2,610,053
The AAL International Fund                  43,219,283           38,999,697
The AAL Capital Growth Fund                 32,162,321          100,476,123
The AAL Large Company Index Fund II          5,621,821              841,382
The AAL Equity Income Fund                  57,253,191           62,475,127
The AAL Balanced Fund                       67,692,338           66,263,228
The AAL High Yield Fund                     77,861,315           81,734,260
The AAL Municipal Bond Fund                          -           16,635,000
The AAL Bond Fund                          130,727,616          185,810,737

Purchases and sales of U.S. Government securities were:

                                             Purchases              Sales
The AAL Balanced Fund Fund               $  95,425,664        $  75,548,453
The AAL Municipal Bond Fund                 84,787,540           34,404,429
The AAL Bond Fund                          474,344,661          335,106,037

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Funds. A summary of transactions in the securities of these issuers during the year ended October 31, 2002 is as follows:

                                           Gross            Gross         Balance of                     Dividend Income
                                       Purchases and      Sales and      Shares Held         Value         May 1, 2002-
                                         Additions       Reductions     Oct. 31, 2002    Oct. 31, 2002    Oct. 31, 2002

The AAL Technology Stock Fund          $ 5,283,804      $ 5,978,942       1,143,649       $1,143,649           $ 9,594
The AAL Aggressive Growth Fund           2,539,397        1,910,818         628,579          628,579             1,115
The AAL Small Cap Stock Fund            38,503,001       47,295,845       6,227,522        6,227,522            66,776
The AAL Small Cap Index Fund II          3,177,038        3,182,324         329,189          329,189             1,652
The AAL Small Cap Value Fund             9,900,216        7,854,401       1,012,292        1,012,292             8,163
The AAL Mid Cap Stock Fund              55,626,755       59,873,156      10,955,770       10,955,770            88,832
The AAL Mid Cap Index Fund II            4,693,300        4,777,990         165,307          165,307             1,896
The AAL Capital Growth Fund             63,237,115       63,248,072      13,396,354       13,396,354            79,050
The AAL Large Company Index Fund II      5,154,684        5,021,157         402,822          402,822             2,258
The AAL Equity Income Fund              25,291,069       28,228,258       9,986,136        9,986,136            67,566
The AAL Balanced Fund                   35,910,583       37,338,172      12,953,955       12,953,955            91,952
The AAL Bond Fund                       45,469,285       47,376,810      13,175,920       13,175,920            90,392

(7) FORWARD CURRENCY CONTRACTS

As of October 31, 2002 The AAL Aggressive Growth Fund had entered into forward foreign currency contracts, as summarized below, resulting in net unrealized depreciation of $4,482:

                                                                                   Unrealized
                                 Expiration    Contract       Market Value At     Appreciation/
Purchased              Date       Quantity      Amount          End of Period    (Depreciation)
EURO              11/7/2002         46,000      $41,924             $45,548             $3,624
EURO              11/7/2002         79,000       73,993              78,222              4,229
EURO              1/31/2003         80,000       78,046              78,918                872
                                                                                   -----------
                                                                                        $8,725
                                                                                   -----------

                                                                                   Unrealized
                                 Expiration    Contract         Market Value      Appreciation/
Sold                   Date       Quantity      Amount          End of Period    (Depreciation)
EURO              11/7/2002       (125,000)   ($112,063)          ($123,771)         ($11,708)
EURO              1/31/2003        (25,000)     (23,695)            (24,662)             (967)
EURO              1/31/2003        (55,000)     (53,724)            (54,256)             (532)
                                                                                   -----------
                                                                                      (13,207)
                                                                                   -----------
                                                                      TOTAL          $   4,482
                                                                                   ===========

(8) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of all of the Funds. Transactions in Fund shares were as follows:

The AAL Technology Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------

Sold                                           5,622,191    $22,320,455      371,811     $1,437,440       1,577,812    $6,307,116
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                     (1,067,454)    (4,180,924)     (43,463)      (161,409)       (914,431)   (3,589,264)

Net Change                                     4,554,737    $18,139,531      328,348     $1,276,031         663,381    $2,717,852

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           2,263,565     $5,474,664      153,639       $362,079         833,983    $2,153,440
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                     (1,018,080)    (2,416,085)     (41,571)       (94,528)       (512,313)   (1,292,071)

Net Change                                     1,245,485     $3,058,579      112,068       $267,551         321,670      $861,369

The AAL Aggressive Growth Fund
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           3,295,989    $17,732,103      337,025     $1,750,589         517,866    $2,838,545
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                       (853,886)    (4,429,385)     (28,575)      (144,089)       (282,978)   (1,529,980)

Net Change                                     2,442,103    $13,302,718      308,450     $1,606,500         234,888    $1,308,565

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           1,096,747     $4,242,738      108,727       $405,693         323,488    $1,312,429
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                       (603,746)    (2,295,762)     (26,820)       (99,208)       (138,008)     (549,959)

Net Change                                       493,001     $1,946,976       81,907       $306,485         185,480      $762,470

The AAL Small Cap Stock Fund
                                                         Class A                     Class B           Institutional Class
Year Ended April 30, 2002                         Shares         Amount       Shares         Amount          Shares        Amount
------------------------------------------
Sold                                           5,374,004    $74,856,174      427,818     $5,687,768         139,975    $2,004,551
Dividends and distributions reinvested           108,035      1,527,539       13,885        188,294           1,298        18,812
Redeemed                                     (1,552,015)   (21,229,465)    (464,258)    (6,348,621)        (71,943)   (1,008,055)

Net Change                                     3,930,024    $55,154,248     (22,555)     ($472,559)          69,330    $1,015,308

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           2,301,101    $28,810,537      183,567     $2,169,636         136,516    $1,674,631
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                     (1,658,939)   (19,790,275)    (381,449)    (4,437,781)        (14,140)     (198,411)

Net Change                                       642,162     $9,020,262    (197,882)   ($2,268,145)         122,376    $1,476,220

The AAL Small Cap Index Fund II
                                                     Class A                      Class B
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount
------------------------------------------
Sold                                             638,052     $6,544,453       42,323       $432,365
Dividends and distributions reinvested             8,115         85,128          896          9,317
Redeemed                                        (79,933)      (803,808)      (6,054)       (61,949)

Net Change                                       566,234     $5,825,773       37,165       $379,733

Six Months Ended October 31, 2002
------------------------------------------
Sold                                             374,906     $3,611,606       45,912       $423,821
Dividends and distributions reinvested            11,890        122,343        1,199         12,149
Redeemed                                       (100,197)      (918,804)      (3,036)       (25,759)

Net Change                                       286,599     $2,815,145       44,075       $410,211

The AAL Small Cap Value Fund
                                                     Class A               Class B                       Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           1,947,805    $20,379,893      204,815     $2,098,262         300,000    $3,000,000
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                        (36,444)      (384,907)      (7,091)       (67,324)             ---           ---

Net Change                                     1,911,361    $19,994,986      197,724     $2,030,938         300,000    $3,000,000

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           1,138,956    $11,452,790       85,385       $835,921             ---          $---
Dividends and distributions reinvested            15,615        168,798        1,507         16,199           1,985        21,570
Redeemed                                       (217,196)    (2,047,825)      (8,575)       (82,373)             ---           ---

Net Change                                       937,375     $9,573,763       78,317       $769,747           1,985       $21,570

The AAL Mid Cap Stock Fund
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           7,676,598    $98,972,252      527,877     $6,402,278         593,535    $7,868,023
Dividends and distributions reinvested         1,577,330     22,572,166       73,547        996,536          41,674       607,191
Redeemed                                     (4,916,853)   (62,981,935)    (492,089)    (5,856,387)       (395,287)   (5,139,052)

Net Change                                     4,337,075    $58,562,483      109,335     $1,542,427         239,922    $3,336,162

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           3,207,484    $36,200,574      240,145     $2,535,247         243,180    $2,796,272
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                     (3,845,149)   (41,728,391)    (426,595)    (4,424,202)       (239,279)   (2,678,337)

Net Change                                     (637,665)   ($5,527,817)    (186,450)   ($1,888,955)           3,901      $117,935

The AAL Mid Cap Index Fund II
                                                     Class A                      Class B
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount
------------------------------------------
Sold                                           1,046,255    $10,523,460       85,213       $847,260
Dividends and distributions reinvested             7,691         78,904          747          7,546
Redeemed                                        (91,076)      (905,855)      (9,550)       (93,172)

Net Change                                       962,870     $9,696,509       76,410       $761,634

Six Months Ended October 31, 2002
Sold                                             609,326     $5,664,281       58,139       $515,255
Dividends and distributions reinvested               ---            ---          ---            ---
Redeemed                                       (153,175)    (1,361,597)     (10,857)       (92,775)

Net Change                                       456,151     $4,302,684       47,282       $422,480

The AAL International Fund
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           7,369,433    $62,641,074      192,464     $1,655,590         868,138    $7,334,455
Dividends and distributions reinvested           247,988      2,102,902        1,698         14,242           5,222        44,437
Redeemed                                     (6,349,897)   (54,265,994)    (302,809)    (2,557,897)       (838,957)   (7,102,182)

Net Change                                     1,267,524    $10,477,982    (108,647)     ($888,065)          34,403      $276,710

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           2,415,585    $18,411,671      127,212       $945,780          83,928      $692,207
Dividends and distributions reinvested               ---            ---          ---            ---             ---           ---
Redeemed                                     (1,945,469)   (14,572,190)    (255,737)    (1,888,615)         (4,729)      (37,388)

Net Change                                       470,116     $3,839,481    (128,525)     ($942,835)          79,199      $654,819

The AAL Capital Growth Fund
------------------------------------------
                                                       Class A                        Class B                   Institutional Class
Year Ended April 30, 2002                     Shares           Amount         Shares         Amount          Shares           Amount
------------------------------------------
Sold                                           9,375,678      $294,187,855      626,119      $19,006,120        642,047       $20,489,830
Dividends and distributions reinvested           578,538        19,055,111       12,173          390,999         16,835           552,145
Redeemed                                     (8,862,223)     (276,543,473)    (799,780)     (23,898,843)    (1,088,736)      (32,146,314)

Net Change                                     1,091,993       $36,699,493    (161,488)     ($4,501,724)      (429,854)     ($11,104,339)

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           3,972,644      $103,561,143      249,639       $6,250,438        315,065        $8,180,426
Dividends and distributions reinvested            94,194         2,579,036          ---              ---          5,607           153,685
Redeemed                                     (8,164,080)     (206,209,911)    (790,000)     (19,555,194)      (270,502)       (6,944,999)

Net Change                                   (4,097,242)    ($100,069,732)    (540,361)    ($13,304,756)         50,170        $1,389,112

The AAL Large Company Index Fund II
                                                        Class A                      Class B
Year Ended April 30, 2002                        Shares        Amount        Shares         Amount
---------------------------------------------
Sold                                             1,854,144    $14,366,866      148,663      $1,129,145
Dividends and distributions reinvested                 ---            ---          ---             ---
Redeemed                                         (209,860)    (1,614,614)      (8,029)        (60,659)

Net Change                                       1,644,284    $12,752,252      140,634      $1,068,486

Six Months Ended October 31, 2002
---------------------------------------------
Sold                                               902,284     $5,838,319      101,479        $628,815
Dividends and distributions reinvested                 ---            ---          ---             ---
Redeemed                                         (328,604)    (2,061,489)      (5,664)        (35,506)

Net Change                                         573,680     $3,776,830       95,815        $593,309

The AAL Equity Income Fund
                                                     Class A             Class B                         Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           3,482,405    $46,051,263      157,466     $2,076,941         184,294    $2,445,643
Dividends and distributions reinvested           282,929      3,726,807        3,982         53,583          10,666       140,626
Redeemed                                     (2,021,748)   (26,567,835)    (117,920)    (1,534,744)       (140,719)   (1,853,334)

Net Change                                     1,743,586    $23,210,235       43,528       $595,780          54,241      $732,935

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           1,201,083    $13,688,755       65,703       $737,825         112,096    $1,278,537
Dividends and distributions reinvested           123,645      1,340,561           65            641           5,316        57,583
Redeemed                                     (1,992,250)   (21,733,181)    (118,551)    (1,286,838)        (76,150)     (854,393)

Net Change                                     (667,522)   ($6,703,865)     (52,783)     ($548,372)          41,262      $481,727

The AAL Balanced Fund
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           5,480,570    $68,407,457      351,065     $4,346,058          54,078      $672,590
Dividends and distributions reinvested           662,762      8,254,137       33,312        413,018           8,505       105,819
Redeemed                                     (3,270,182)   (40,837,080)    (152,412)    (1,890,542)        (33,394)     (417,283)

Net Change                                     2,873,150    $35,824,514      231,965     $2,868,534          29,189      $361,126

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           1,751,360    $18,823,321      159,681     $1,697,649          60,985      $670,449
Dividends and distributions reinvested           286,503      3,021,551       13,389        141,398           4,791        50,291
Redeemed                                     (2,753,276)   (29,168,935)    (171,381)    (1,795,387)        (10,370)     (111,549)

Net Change                                     (715,413)   ($7,324,063)        1,689        $43,660          55,406      $609,191

The AAL High Yield Fund
                                                     Class A                      Class B                Institutional Class
Year Ended April 30, 2002                     Shares         Amount        Shares        Amount          Shares         Amount
------------------------------------------
Sold                                           4,278,236    $27,240,932      147,887       $953,569         236,886    $1,507,590
Dividends and distributions reinvested         1,035,473      6,578,670       65,489        416,294          20,452       129,599
Redeemed                                     (4,052,222)   (25,741,497)    (321,541)    (2,020,098)       (145,429)     (923,370)

Net Change                                     1,261,487     $8,078,105    (108,165)     ($650,235)         111,909      $713,819

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           1,427,155     $8,070,326       46,725       $263,232          78,489      $466,430
Dividends and distributions reinvested           567,143      3,150,619       28,470        158,373          15,961        88,556
Redeemed                                     (2,170,803)   (12,144,873)    (300,430)    (1,678,999)        (21,077)     (118,476)

Net Change                                     (176,505)     ($923,928)    (225,235)   ($1,257,394)          73,373      $436,510

The AAL Bond Fund
                                                      Class A                       Class B                 Institutional Class
Year Ended April 30, 2002                     Shares          Amount        Shares         Amount         Shares          Amount
------------------------------------------
Sold                                          13,199,439    $131,422,608      450,058      $4,489,542      1,156,608     $11,509,433
Dividends and distributions reinvested         1,960,565      19,516,944       24,533         244,182         96,455         960,842
Redeemed                                     (5,244,483)    (52,075,096)    (133,666)     (1,328,441)    (4,598,841)    (46,407,986)

Net Change                                     9,915,521     $98,864,456      340,925      $3,405,283    (3,345,778)   ($33,937,711)

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           8,909,233     $88,458,965      407,680      $4,053,888        775,116      $7,707,336
Dividends and distributions reinvested         1,005,668      10,008,569       15,892         158,296         48,561         483,452
Redeemed                                     (3,888,066)    (38,585,502)    (102,067)     (1,016,180)      (423,331)     (4,203,597)

Net Change                                     6,026,835     $59,882,032      321,506      $3,196,004        400,346      $3,987,191

The AAL Municipal Bond Fund
                                                      Class A                        Class B                Institutional Class
Year Ended April 30, 2002                     Shares          Amount         Shares         Amount         Shares         Amount
------------------------------------------
Sold                                           9,520,392     $106,960,481      305,639      $3,431,296        247,827    $2,800,761
Dividends and distributions reinvested         1,922,430       21,595,508       28,908         324,579          4,916        55,191
Redeemed                                     (4,007,348)     (44,962,766)    (129,612)     (1,453,037)        (9,497)     (106,394)

Net Change                                     7,435,474      $83,593,223      204,935      $2,302,838        243,246    $2,749,558

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           5,043,739      $57,547,317      180,492      $2,063,089         39,965      $451,052
Dividends and distributions reinvested           985,681       11,261,051       15,179         173,430          1,369        15,599
Redeemed                                     (2,497,120)     (28,501,990)    (112,897)     (1,292,261)       (16,488)     (187,000)

Net Change                                     3,532,300      $40,306,378       82,774        $944,258         24,846      $279,651

The AAL Money Market Fund
                                                       Class A                         Class B                   Institutional Class
Year Ended April 30, 2002                     Shares          Amount            Shares       Amount          Shares          Amount
------------------------------------------
Sold                                           456,396,564     $456,396,564      2,051,838     $2,051,838       432,508,702    $432,508,702
Dividends and distributions reinvested           9,468,038        9,468,038         43,198         43,198           731,927         731,927
Redeemed                                     (489,939,680)    (489,939,680)    (2,626,961)    (2,626,961)     (340,812,842)   (340,812,842)

Net Change                                    (24,075,078)    ($24,075,078)      (531,925)     ($531,925)        92,427,787     $92,427,787

Six Months Ended October 31, 2002
------------------------------------------
Sold                                           211,270,730     $211,270,730      2,292,490     $2,292,490       368,084,075    $368,084,075
Dividends and distributions reinvested           1,999,409        1,999,409          6,421          6,421           610,948         610,948
Redeemed                                     (224,465,390)    (224,465,390)    (1,611,866)    (1,611,866)     (379,157,887)   (379,157,887)

Net Change                                    (11,195,251)    ($11,195,251)        687,045       $687,045      (10,462,864)   ($10,462,864)

                                                         Financial Highlights

The AAL Technology Stock Fund                                                    Class A Shares
                                                                Period Ended        Year              Year
                                                                 10/31/2002         Ended             Ended
For a share outstanding throughout each period (a)              (unaudited)       4/30/2002       4/30/2001 (e)

Net asset value: Beginning of Period                                     $3.15          $5.13               $10.00

Income from Investment Operations:
Net investment (loss)                                                   (0.03)         (0.06)               (0.05)
Net realized and unrealized gain (loss) on investments (b)              (0.87)         (1.92)               (4.82)
     Total from investment operations                                  $(0.90)        $(1.98)              $(4.87)

Net increase (decrease) in net asset value                             $(0.90)        $(1.98)              $(4.87)
Net asset value: End of period                                           $2.25          $3.15                $5.13

Total return (c)                                                      (28.57)%       (38.60)%             (48.70)%
Net assets, end of period (in millions)                                  $25.3          $31.4                $27.8
Ratio of expenses to average net assets (d)                              2.56%          2.29%                2.40%
Ratio of net investment income (loss) to average net assets            (2.31)%        (2.05)%              (1.70)%
(d)
Portfolio turnover rate                                                 27.36%         56.91%               44.23%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              2.58%          2.33%                2.40%
Ratio of net investment loss to average net assets (d)                 (2.33)%        (2.09)%              (1.71)%

                                                                                       Class B Shares
                                                                      Period Ended        Year              Year
                                                                       10/31/2002        Ended              Ended
For a share outstanding throughout each period (a)                    (unaudited)      4/30/2002          4/30/2001 (e)

Net asset value: Beginning of Period                                     $3.09          $5.10               $10.00

Income from Investment Operations:
Net investment (loss)                                                   (0.05)         (0.09)               (0.09)
Net realized and unrealized gain (loss) on investments (b)              (0.84)         (1.92)               (4.81)
     Total from investment operations                                  $(0.89)        $(2.01)              $(4.90)

Net increase (decrease) in net asset value                             $(0.89)        $(2.01)              $(4.90)
Net asset value: End of period                                           $2.20          $3.09                $5.10

Total return (c)                                                      (28.80)%       (39.41)%             (49.00)%
Net assets, end of period (in millions)                                   $2.1           $2.6                 $2.6
Ratio of expenses to average net assets (d)                              3.54%          3.25%                3.40%
Ratio of net investment income (loss) to average net assets            (3.29)%        (3.01)%              (2.68)%
(d)
Portfolio turnover rate                                                 27.36%         56.91%               44.23%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              3.56%          3.29%                3.41%
Ratio of net investment loss to average net assets (d)                 (3.31)%        (3.05)%              (2.69)%

                                                                                    Institutional Shares
                                                                      Period Ended        Year              Year
                                                                       10/31/2002         Ended             Ended
For a share outstanding throughout each period (a)                    (unaudited)       4/30/2002       4/30/2001 (e)

Net asset value: Beginning of Period                                     $3.22          $5.19               $10.00

Income from Investment Operations:
Net investment (loss)                                                   (0.02)         (0.03)               (0.02)
Net realized and unrealized gain (loss) on investments (b)              (0.88)         (1.94)               (4.79)
     Total from investment operations                                  $(0.90)        $(1.97)              $(4.81)

Net increase (decrease) in net asset value                             $(0.90)        $(1.97)              $(4.81)
Net asset value: End of period                                           $2.32          $3.22                $5.19

Total return (c)                                                      (27.95)%       (37.96)%             (48.10)%
Net assets, end of period (in millions)                                   $6.4           $7.9                 $9.3
Ratio of expenses to average net assets (d)                              1.12%          1.10%                1.32%
Ratio of net investment income (loss) to average net assets            (0.87)%        (0.86)%              (0.59)%
(d)
Portfolio turnover rate                                                 27.36%         56.91%               44.23%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              1.14%          1.14%                1.33%
Ratio of net investment loss to average net assets (d)                 (0.89)%        (0.90)%              (0.60)%

The AAL Aggressive Growth Fund                                                         Class A Shares
                                                                      Period Ended        Year             Period
                                                                       10/31/2002         Ended             Ended
For a share outstanding throughout each period (a)                    (unaudited)       4/30/2002       4/30/2001 (e)

Net asset value: Beginning of Period                                     $4.53          $6.70               $10.00

Income from Investment Operations:
Net investment (loss)                                                   (0.03)         (0.06)               (0.02)
Net realized and unrealized gain (loss) on investments (b)              (0.84)         (2.11)               (3.28)
     Total from investment operations                                   (0.87)         (2.17)               (3.30)

Net increase (decrease) in net asset value                              (0.87)         (2.17)               (3.30)
Net asset value: End of period                                           $3.66          $4.53                $6.70

Total return (c)                                                      (19.21)%       (32.39)%             (33.00)%
Net assets, end of period (in millions)                                  $30.0          $34.9                $35.3
Ratio of expenses to average net assets (d)                              2.50%          2.21%                2.12%
Ratio of net investment income (loss) to average net assets            (1.66)%        (1.34)%              (0.51)%
(d)
Portfolio turnover rate                                                140.95%         93.81%               69.62%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              2.50%          2.21%                2.12%
Ratio of net investment loss to average net assets (d)                 (1.66)%        (1.34)%              (0.51)%

                                                                                       Class B Shares
                                                                      Period Ended        Year             Period
                                                                       10/31/2002         Ended             Ended
     For a share outstanding throughout each period (a)               (unaudited)       4/30/2002       4/30/2001 (e)

Net asset value: Beginning of Period                                     $4.44          $6.65               $10.00

Income from Investment Operations:
Net investment (loss)                                                   (0.05)         (0.10)               (0.06)
Net realized and unrealized gain (loss) on investments (b)              (0.82)         (2.11)               (3.29)
     Total from investment operations                                   (0.87)         (2.21)               (3.35)

Net increase (decrease) in net asset value                              (0.87)         (2.21)               (3.35)
Net asset value: End of period                                           $3.57          $4.44                $6.65

Total return (c)                                                      (19.59)%       (33.23)%             (33.50)%
Net assets, end of period (in millions)                                   $3.0           $3.4                 43.0
Ratio of expenses to average net assets (d)                              3.51%          3.33%                3.32%
Ratio of net investment income (loss) to average net assets            (2.67)%        (2.46)%              (1.62)%
(d)
Portfolio turnover rate                                                140.95%         93.81%               69.62%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              3.51%          3.33%                3.32%
Ratio of net investment loss to average net assets (d)                 (2.67)%        (2.46)%              (1.62)%

                                                                                    Institutional Shares
                                                                      Period Ended        Year             Period
                                                                       10/31/2002         Ended             Ended
For a share outstanding throughout each period (a)                    (unaudited)       4/30/2002       4/30/2001 (e)

Net asset value: Beginning of Period                                     $4.62          $6.77               $10.00

Income from Investment Operations:
Net investment (loss)                                                     0.00         (0.01)                 0.03
Net realized and unrealized gain (loss) on investments (b)              (0.86)         (2.14)               (3.26)
     Total from investment operations                                   (0.86)         (2.15)               (3.23)

Net increase (decrease) in net asset value                              (0.86)         (2.15)               (3.23)
Net asset value: End of period                                           $3.76          $4.62                $6.77

Total return (c)                                                      (18.61)%       (31.76)%             (32.30)%
Net assets, end of period (in millions)                                   $6.1           $6.7                 $8.2
Ratio of expenses to average net assets (d)                              1.10%          1.15%                1.17%
Ratio of net investment income (loss) to average net assets            (0.26)%        (0.28)%                0.60%
(d)
Portfolio turnover rate                                                140.95%         93.81%               69.62%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                              1.10%          1.15%                1.17%
Ratio of net investment loss to average net assets (d)                 (0.26)%        (0.28)%                0.60%

---------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since Fund inception, July 1, 2000

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Stock Fund
                                                                                                 Class A Shares
For a share outstanding throughout each period (a)       Period Ended        Year          Year         Year          Year          Year
                                                          10/31/2002        Ended          Ended        Ended        Ended          Ended
                                                          (unaudited)     4/30/2002      4/30/2001    4/30/2000    4/30/1999      4/30/1998

Net asset value: Beginning of Period                            $13.39          $13.39       $14.60       $10.89        $13.84          $9.84

Income from Investment Operations:
Net investment income                                           (0.05)          (0.09)       (0.06)       (0.08)        (0.12)         (0.10)
Net realized and unrealized gain (loss) on investments (b)      (2.17)            1.60         1.05         3.79        (2.51)           4.73
     Total from investment operations                           (2.22)            1.51         0.99         3.71        (2.63)           4.63

Less Distributions from:
Net realized capital gains                                           -          (0.08)       (2.20)            -        (0.32)         (0.63)

Net increase (decrease) in net asset value                      (2.22)            1.43       (1.21)         3.71        (2.95)           4.00
Net asset value: End of period                                   11.17           14.82        13.39        14.60         10.89          13.84

Total return (c)                                              (24.63)%          11.29%        7.77%       34.07%      (18.97)%         47.97%
Net assets, end of period (in millions)                         $266.8          $344.3       $258.6       $191.3        $116.0         $120.3
Ratio of expenses to average net assets (d)                      1.43%           1.36%        1.40%        1.53%         1.82%          1.71%
Ratio of net investment income (loss) to average net           (0.73)%         (0.69)%      (0.54)%      (0.72)%       (1.15)%        (1.05)%
assets (d)
Portfolio turnover rate                                         33.81%          59.24%      122.93%      147.01%       112.96%        105.60%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                      1.45%           1.37%        1.41%        1.65%         1.82%          1.71%
Ratio of net investment loss to average net assets (d)         (0.75)%         (0.70)%      (0.54)%      (0.85)%       (1.15)%        (1.05)%

                                                                                            Class B Shares
For a share outstanding throughout each period (a)       Period Ended        Year          Year         Year          Year          Year
                                                          10/31/2002        Ended          Ended        Ended        Ended          Ended
                                                          (unaudited)     4/30/2002      4/30/2001    4/30/2000    4/30/1999      4/30/1998
Net asset value: Beginning of Period                            $14.08          $12.86       $14.24       $10.74        $13.73          $9.81

Income from Investment Operations:
Net investment income                                           (0.11)          (0.24)       (0.18)       (0.19)        (0.22)         (0.16)
Net realized and unrealized gain (loss) on investments (b)      (3.42)            1.54         1.00         3.69        (2.50)           4.67
     Total from investment operations                           (3.53)            1.30         0.82         3.50        (2.72)           4.51

Less Distributions from:
Net realized capital gains                                           -          (0.08)       (2.20)         0.00        (0.27)         (0.59)

Net increase (decrease) in net asset value                      (3.53)            1.22       (1.38)         3.50        (2.99)           3.92
Net asset value: End of period                                  $10.55          $14.08       $12.86       $14.24        $10.74         $13.73

Total return (c)                                              (25.07)%          10.11%        6.72%       32.71%      (19.85)%         46.86%
Net assets, end of period (in millions)                          $23.2           $33.8        $31.2        $24.6         $15.8          $14.4
Ratio of expenses to average net assets (d)                      2.05%           2.39%        2.39%        2.56%         2.89%          2.60%
Ratio of net investment income (loss) to average net           (1.48)%         (1.72)%      (1.52)%      (1.76)%       (2.22)%        (1.94)%
assets (d)
Portfolio turnover rate                                         33.81%          59.24%      122.93%      147.01%       112.96%        105.60%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                      2.06%           2.41%        2.40%        2.68%         2.89%          2.60%
Ratio of net investment loss to average net assets (d)         (1.50)%         (1.73)%      (1.53)%      (1.88)%       (2.22)%        (1.94)%

                                                                                         Institutional Shares

For a share outstanding throughout each period (a)       Period Ended        Year          Year         Year          Year          Year
                                                          10/31/2002        Ended          Ended        Ended        Ended          Ended
                                                          (unaudited)     4/30/2002      4/30/2001    4/30/2000    4/30/1999    4/30/1998(e)

Net asset value: Beginning of Period                            $15.26          $13.71       $14.80       $10.95        $13.87         412.45

Income from Investment Operations:
Net investment income                                                -          (0.01)         0.01         0.01        (0.04)         (0.01)

Net realized and unrealized gain (loss) on investments (b)      (3.72)            1.64         1.10         3.84        (2.52)           1.43
     Total from investment operations                           (3.72)            1.63         1.11         3.85        (2.56)           1.42

Less Distributions from:
Net realized capital gains                                           -          (0.08)       (2.20)            -        (0.36)           0.00

Net increase (decrease) in net asset value                      (3.72)            1.55       (1.09)         3.85        (2.92)           1.42
Net asset value: End of period                                  $11.54          $15.26       $13.71       $14.80        $10.95         $13.87

Total return (c)                                              (24.38)%          11.90%        8.53%       35.16%      (18.41)%         11.41%
Net assets, end of period (in millions)                           $5.4            $5.3         $3.8         $1.0          $0.8           $0.4
Ratio of expenses to average net assets (d)                      0.86%           0.74%        0.78%        0.72%         1.08%          1.19%
Ratio of net investment income (loss) to average net           (0.05)%         (0.07)%        0.11%        0.08%       (0.40)%        (0.39)%
assets (d)
Portfolio turnover rate                                         33.81%          59.24%      122.93%      147.01%       112.96%        105.60%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                      0.87%           0.75%        0.78%        0.84%         1.08%          1.19%
Ratio of net investment loss to average net assets (d)         (0.07)%         (0.08)%        0.10%      (0.04)%       (0.40)%        (0.39)%

The AAL Small Cap Index Fund II                                          Class A Shares

For a share outstanding throughout each period (a)       Period Ended        Year           Period
                                                          10/31/2002        Ended            Ended
                                                          (unaudited)     4/30/2002      4/30/2001 (f)

Net asset value: Beginning of Period                            $11.42          $10.03           $10.00

Income from Investment Operations:
Net investment income                                           (0.03)          (0.07)           (0.07)
Net realized and unrealized gain (loss) on investments (b)      (2.68)            1.52             0.21
     Total from investment operations                           (2.71)            1.45             0.14

Less Distributions from:
Net realized capital gains                                      (0.06)          (0.06)           (0.11)

Net increase (decrease) in net asset value                      (2.77)            1.39             0.03
Net asset value: End of period                                   $8.65          $11.42           $10.03

Total return (c)                                              (23.81)%          14.53%            1.43%
Net assets, end of period (in millions)                          $18.8           $21.6            $13.3
Ratio of expenses to average net assets (d)                      1.41%           1.51%            1.86%
Ratio of net investment income (loss) to average net           (0.56)%         (0.77)%          (1.03)%
assets (d)
Portfolio turnover rate                                          8.32%          17.96%           35.94%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                      1.41%           1.51%            1.86%
Ratio of net investment loss to average net assets (d)         (0.56)%         (0.77)%          (1.03)%

                                                                         Class B Shares

For a share outstanding throughout each period (a)       Period Ended        Year           Period
                                                          10/31/2002        Ended            Ended
                                                          (unaudited)     4/30/2002      4/30/2001 (f)

Net asset value: Beginning of Period                            $11.25           $9.97           $10.00

Income from Investment Operations:
Net investment income                                           (0.06)          (0.14)           (0.13)
Net realized and unrealized gain (loss) on investments(b)       (2.64)            1.49             0.21
     Total from investment operations                           (2.70)            1.35             0.08

Less Distributions from:
Net realized capital gains                                      (0.06)          (0.06)           (0.11)

Net increase (decrease) in net asset value                      (2.76)            1.28           (0.03)
Net asset value: End of period                                   $8.49          $11.26            $9.97

Total return (c)                                              (24.08)%          13.62%            0.73%
Net assets, end of period (in millions)                           $1.9            $2.1             $1.5
Ratio of expenses to average net assets (d)                      2.30%           2.27%            2.67%
Ratio of net investment income (loss) to average net           (1.45)%         (1.53)%          (1.84)%
assets (d)
Portfolio turnover rate                                          8.32%          17.96%           35.94%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                      2.30%           2.27%            2.67%
Ratio of net investment loss to average net assets (d)         (1.45)%         (1.53)%          (1.84)%

---------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since Fund inception, December 29, 1997
(f)  Since Fund inception, July 1, 2000

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Small Cap Value Fund                                             Class A Shares
                                                                 Period Ended        Period
                                                                  10/31/2002          Ended
For a share outstanding throughout each period (a)                (unaudited)     4/30/2002 (e)

Net asset value: Beginning of Period                                     $11.65           $10.00

Income from Investment Operations:
Net investment income                                                      0.05           (0.05)
Net realized and unrealized gain (loss) on investments (b)               (3.00)             1.70
     Total from investment operations                                    (2.95)             1.65

Less Distributions from:
Net realized capital gains                                               (0.07)             0.00

Net increase (decrease) in net asset value                               (3.02)             1.65
Net asset value: End of period                                            $8.63           $11.65

Total return (c)                                                       (25.43)%           16.50%
Net assets, end of period (in millions)                                   $24.6            $22.3
Ratio of expenses to average net assets (d)                               2.88%            2.12%
Ratio of net investment income (loss) to average net assets (d)         (1.55)%          (1.19)%
Portfolio turnover rate                                                  45.61%           50.31%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                               2.93%            2.16%
Ratio of net investment loss to average net assets (d)                  (1.59)%          (1.23)%

                                                                         Class B Shares
                                                                 Period Ended        Period
                                                                  10/31/2002          Ended
For a share outstanding throughout each period (a)                (unaudited)     4/30/2002 (e)

Net asset value: Beginning of Period                                     $11.59           $10.00

Income from Investment Operations:
Net investment income                                                      0.08           (0.11)
Net realized and unrealized gain (loss) on investments (b)               (3.04)             1.70
     Total from investment operations                                    (2.96)             1.59

Less Distributions from:
Net realized capital gains                                               (0.07)             0.00

Net increase (decrease) in net asset value                               (3.03)             1.59
Net asset value: End of period                                            $8.56           $11.59

Total return (c)                                                       (25.65)%           15.90%
Net assets, end of period (in millions)                                    $2.4             $2.3
Ratio of expenses to average net assets (d)                               3.45%            2.86%
Ratio of net investment income (loss) to average net assets (d)         (2.32)%          (1.93)%
Portfolio turnover rate                                                  45.61%           50.31%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                               3.49%            2.90%
Ratio of net investment loss to average net assets (d)                  (2.35)%          (1.97)%

                                                                      Institutional Shares
                                                                 Period Ended        Period
                                                                  10/31/2002          Ended
For a share outstanding throughout each period (a)                (unaudited)     4/30/2002 (c)

Net asset value: Beginning of Period                                     $11.71           $10.00

Income from Investment Operations:
Net investment income                                                      0.01           (0.05)
Net realized and unrealized gain (loss) on investments (b)               (2.93)             1.76
     Total from investment operations                                    (2.92)             1.71

Less Distributions from:
Net realized capital gains                                               (0.07)                -

Net increase (decrease) in net asset value                               (2.99)             1.71
Net asset value: End of period                                            $8.72           $11.71

Total return (c)                                                       (25.04)%           17.10%
Net assets, end of period (in millions)                                    $2.6             $3.5
Ratio of expenses to average net assets (d)                               1.13%            1.59%
Ratio of net investment income (loss) to average net assets(d)          (0.22)%          (0.66)%
Portfolio turnover rate                                                  45.61%           50.31%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                               1.16%            1.63%
Ratio of net investment loss to average net assets (d)                  (0.25)%          (0.70)%

The AAL Mid Cap Stock Fund                                                                      Class A Shares
                                                                Period Ended      Year          Year         Year         Year         Year
                                                                 10/31/2002       Ended        Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)               (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   $13.01       $14.73        $16.73       $13.89       $15.93       $12.71

Income from Investment Operations:
Net investment income                                                  (0.01)       (0.03)             -            -       (0.04)       (0.04)
Net realized and unrealized gain (loss) on investments (b)             (2.54)       (1.31)          1.19         3.67       (1.25)         4.75
     Total from investment operations                                  (2.55)       (1.34)          1.19         3.67       (1.29)         4.71

Less Distributions from:
Net realized capital gains                                                  -       (0.38)        (3.19)       (0.83)       (0.75)       (1.49)

Net increase (decrease) in net asset value                             (2.55)       (1.72)        (2.00)         2.84       (2.04)         3.22
Net asset value: End of period                                         $10.46       $13.01        $14.73       $16.73       $13.89       $15.93

Total return (c)                                                     (19.60)%      (9.36)%         7.26%       27.29%      (7.62)%       38.73%
Net assets, end of period (in millions)                                $666.1       $836.5        $883.2       $759.0       $584.9       $671.5
Ratio of expenses to average net assets (d)                             1.26%        1.22%         1.16%        1.14%        1.37%        1.30%
Ratio of net investment income (loss) to average net assets(d)        (0.16)%      (0.25)%         0.02%      (0.02)%      (0.28)%      (0.27)%
Portfolio turnover rate                                                25.19%       97.28%       144.33%      142.26%      125.94%      104.73%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                             1.27%        1.23%         1.17%        1.24%        1.37%        1.30%
Ratio of net investment loss to average net assets (d)                (0.18)%      (0.26)%         0.01%      (0.12)%      (0.28)%      (0.27)%

                                                                                                Class B Shares
                                                                Period Ended      Year          Year         Year         Year         Year
                                                                 10/31/2002       Ended        Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)               (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   $12.20       $14.00        $16.20       $13.64       $15.78       $12.69

Income from Investment Operations:
Net investment income                                                  (0.07)       (0.17)        (0.12)       (0.17)       (0.17)       (0.12)
Net realized and unrealized gain (loss) on investments (b)             (2.37)       (1.25)          1.11         3.56       (1.27)         4.65
     Total from investment operations                                  (2.44)       (1.42)          0.99         3.39       (1.44)         4.53

Less Distributions from:
Net realized capital gains                                                  -       (0.38)        (3.19)       (0.83)       (0.70)       (1.44)

Net increase (decrease) in net asset value                             (2.44)       (1.80)        (2.20)         2.56       (2.14)         3.09
Net asset value: End of period                                          $9.76       $12.20        $14.00       $16.20       $13.64       $15.78

Total return (c)                                                     (20.00)%     (10.44)%         6.18%       25.71%      (8.70)%       37.41%
Net assets, end of period (in millions)                                 $24.6        $33.1         $36.4        $26.9        $17.0        $13.6
Ratio of expenses to average net assets (d)                             2.38%        2.38%         2.19%        2.46%        2.56%        2.33%
Ratio of net investment income (loss) to average net assets (d)       (1.28)%      (1.41)%       (1.01)%      (1.33)%      (1.46)%      (1.30)%
Portfolio turnover rate                                                25.19%       97.28%       144.33%      142.26%      125.94%      104.73%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                             2.39%        2.39%         2.20%        2.55%        2.56%        2.33%
Ratio of net investment loss to average net assets (d)                (1.30)%      (1.42)%       (1.01)%      (1.43)%      (1.46)%      (1.30)%

                                                                                             Institutional Shares
                                                                Period Ended      Year          Year         Year         Year         Year
                                                                 10/31/2002       Ended        Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)               (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999   4/30/1998(f)

Net asset value: Beginning of Period                                   $13.31       $14.98        $16.89       $13.94       $15.96       $14.40

Income from Investment Operations:
Net investment income                                                    0.02         0.03          0.07         0.05         0.02            -
Net realized and unrealized gain (loss) on investments (b)             (2.59)       (1.32)          1.21         3.73       (1.25)         1.56
     Total from investment operations                                  (2.57)       (1.29)          1.28         3.78       (1.23)         1.56

Less Distributions from:
Net realized capital gains                                                  -       (0.38)        (3.19)       (0.83)       (0.79)            -

Net increase (decrease) in net asset value                             (2.57)       (1.67)        (1.91)         2.95       (2.02)         1.56
Net asset value: End of period                                         $10.74       $13.31        $14.98       $16.89       $13.94       $15.96

Total return (c)                                                     (19.31)%      (8.86)%         7.68%       28.00%      (7.17)%       10.83%
Net assets, end of period (in millions)                                 $20.0        $24.8         $24.3        $16.5         $6.4         $1.2
Ratio of expenses to average net assets (d)                             0.68%        0.69%         0.68%        0.62%        0.85%        0.86%
Ratio of net investment income (loss) to average net assets (d)       (0.40)%        0.28%         0.50%        0.51%        0.33%        0.18%
Portfolio turnover rate                                                25.19%       97.28%       144.33%      142.26%      125.94%      104.73%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                             0.70%        0.70%         0.69%        0.71%        0.85%        0.86%
Ratio of net investment loss to average net assets (d)                (0.40)%        0.27%         0.50%        0.41%        0.37%        0.18%

------------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since Fund inception, July 17, 2001
(f)  Since Fund inception, December 29, 1997

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Mid Cap Index Fund II                                          Class A Shares
                                                         Period Ended      Year           Period
                                                          10/31/2002    Year Ended     Period Ended
For a share outstanding throughout each period (a)       (unaudited)     4/30/2002    4/30/2001 (e)

Net asset value: Beginning of Period                            $10.71       $10.24            $10.00

Income from Investment Operations:
 Net investment income                                          (0.00)       (0.03)            (0.04)
Net realized and unrealized gain (loss) on                      (2.25)         0.53              0.31
investments (b)
     Total from investment operations                           (2.25)         0.50              0.27

Less Distributions from:
Net realized capital gains                                           -       (0.03)            (0.03)

Net increase (decrease) in net asset value                      (2.25)         0.47              0.24
Net asset value: End of period                                   $8.46       $10.71            $10.24

Total return (c)                                              (21.01)%        4.94%             2.73%
Net assets, end of period (in millions)                          $26.9        $29.2             $18.1
Ratio of expenses to average net assets (d)                      1.20%        1.36%             1.71%
Ratio of net investment income (loss) to average net           (0.08)%      (0.31)%           (0.58)%
assets (d)
Portfolio turnover rate                                          8.72%       14.93%            30.59%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                      1.20%        1.36%             1.71%
Ratio of net investment loss to average net assets (d)         (0.08)%      (0.31)%           (0.58)%

                                                                       Class B Shares
                                                         Period Ended      Year           Period
                                                          10/31/2002       Ended          Ended
For a share outstanding throughout each period (a)       (unaudited)     4/30/2002    4/30/2001 (e)

Net asset value: Beginning of Period                            $10.53       $10.17            $10.00

Income from Investment Operations:
 Net investment income                                          (0.04)       (0.10)            (0.10)
Net realized and unrealized gain (loss) on                      (2.21)         0.49              0.30
investments (b)
     Total from investment operations                           (2.25)         0.39              0.20

Less Distributions from:
Net realized capital gains                                           -       (0.03)            (0.03)

Net increase (decrease) in net asset value                      (2.25)         0.36              0.17
Net asset value: End of period                                   $8.28       $10.53            $10.17

Total return (c)                                              (21.37)%        3.89%             2.03%
Net assets, end of period (in millions)                           $4.5         $2.7              $1.8
Ratio of expenses to average net assets (d)                      2.14%        2.30%             2.57%
Ratio of net investment income (loss) to average net           (1.03)%      (1.25)%           (1.42)%
assets (d)
Portfolio turnover rate                                          8.72%       14.93%            30.59%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                      2.14%        2.30%             2.57%
Ratio of net investment loss to average net assets (d)         (1.03)%      (1.25)%           (1.42)%

The AAL International Fund                                                               Class A Shares
                                                        Period Ended      Year          Year         Year          Year         Year
                                                         10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)       (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999     4/30/1998

Net asset value: Beginning of Period                            $8.62       $10.56        $14.06       $11.35        $11.15       $11.37

Income from Investment Operations:
Net investment income                                            0.01         0.01          0.25            -          0.08         0.17
Net realized and unrealized gain (loss) on                     (1.72)       (1.84)        (3.24)         2.71          0.65         0.56
investments (b)
     Total from investment operations                          (1.71)       (1.83)        (2.99)         2.71          0.73         0.73

Less Distributions from:
Net investment income                                               -       (0.11)        (0.24)            -        (0.44)       (0.37)
Net realized capital gains                                          -            -        (0.27)            -        (0.09)       (0.58)
    Total Distributions                                             -       (0.11)        (0.51)            -        (0.53)       (0.95)

Net increase (decrease) in net asset value                     (1.71)       (1.94)        (3.50)         2.71          0.20       (0.22)
Net asset value: End of period                                  $6.91        $8.62        $10.56       $14.06        $11.35       $11.15

Total return (c)                                             (19.84)%     (17.27)%      (21.61)%       23.91%         6.82%        7.34%
Net assets, end of period (in millions)                        $136.7       $166.5        $190.6       $226.7        $146.9       $144.2
Ratio of expenses to average net assets (d)                     1.62%        1.56%         1.38%        1.36%         1.74%        1.91%
Ratio of net investment income (loss) to average net            0.21%        0.08%         2.06%      (0.01)%         0.64%        1.36%
assets (d)
Portfolio turnover rate                                        24.86%       62.56%        37.66%       43.59%       100.90%       19.90%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                     1.62%        1.56%         1.38%        1.41%         1.74%        1.91%
Ratio of net investment loss to average net assets (d)          0.21%        0.08%         2.06%      (0.07)%         0.64%        1.36%

                                                                                         Class B Shares
                                                        Period Ended      Year          Year         Year          Year         Year
                                                         10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)       (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999     4/30/1998

Net asset value: Beginning of Period                            $8.50       $10.39        $13.75       $11.23        $11.05       $11.34

Income from Investment Operations:
Net investment income                                          (0.04)       (0.09)          0.10       (0.13)        (0.03)         0.13
Net realized and unrealized gain (loss) on                     (1.69)       (1.79)        (3.17)         2.65          0.64         0.49
investments (b)
     Total from investment operations                          (1.73)       (1.88)        (3.07)         2.52          0.61         0.62

Less Distributions from:
Net investment income                                               -       (0.01)        (0.02)            -        (0.34)       (0.33)
Net realized capital gains                                          -            -        (0.27)            -        (0.09)       (0.58)
    Total Distributions                                             -       (0.01)        (0.29)            -        (0.43)       (0.91)

Net increase (decrease) in net asset value                     (1.73)       (1.89)        (3.36)         2.52          0.18       (0.29)
Net asset value: End of period                                  $6.77        $8.50        $10.39       $13.75        $11.23       $11.05

Total return (c)                                             (20.35)%     (18.09)%      (22.56)%       22.44%         5.72%        6.30%
Net assets, end of period (in millions)                          $7.3        $10.3         $13.7        $15.6          $9.8         $7.9
Ratio of expenses to average net assets (d)                     2.99%        2.57%         2.53%        2.53%         2.85%        2.90%
Ratio of net investment income (loss) to average net            1.13%      (0.93)%         0.88%      (1.19)%       (0.52)%        0.34%
assets (d)
Portfolio turnover rate                                        24.86%       62.56%        37.66%       43.59%       100.90%       19.90%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                     2.99%        2.57%         2.53%        2.59%         2.85%        2.90%
Ratio of net investment loss to average net assets (d)          1.13%      (0.93)%         0.88%      (1.25)%       (0.52)%        0.34%

                                                                                      Institutional Shares
                                                        Period Ended      Year          Year         Year          Year         Year
                                                         10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)       (unaudited)    4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998(f)

Net asset value: Beginning of Period                            $8.68       $10.63        $14.15       $11.37        $11.17       $10.11

Income from Investment Operations:
Net investment income                                            0.03         0.03          0.26         0.08          0.15         0.03
Net realized and unrealized gain (loss) on                     (1.73)       (1.80)        (3.20)         2.73          0.65         1.03
investments (b)
     Total from investment operations                          (1.70)       (1.77)        (2.94)         2.81          0.80         1.06

Less Distributions from:
Net investment income                                               -       (0.18)        (0.31)       (0.03)        (0.51)            -
Net realized capital gains                                          -            -        (0.27)            -        (0.09)            -
    Total Distributions                                             -       (0.18)        (0.58)       (0.03)        (0.60)            -

Net increase (decrease) in net asset value                     (1.70)       (1.95)        (3.52)         2.78          0.20         1.06
Net asset value: End of period                                  $6.98        $8.68        $10.63       $14.15        $11.37       $11.17

Total return (c)                                             (19.59)%     (16.61)%      (21.12)%       24.69%         7.49%       10.48%
Net assets, end of period (in millions)                          $3.0         $3.0          $3.3         $2.8          $1.9         $0.5
Ratio of expenses to average net assets (d)                     0.78%        0.78%         0.75%        0.73%         1.09%        1.19%
Ratio of net investment income (loss) to average net            0.99%        0.86%         2.42%        0.61%         1.10%        2.38%
assets (d)
Portfolio turnover rate                                        24.86%       62.56%        37.66%       43.59%       100.90%       19.90%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                     0.78%        0.78%         0.75%        0.79%         1.09%        1.19%
Ratio of net investment loss to average net assets (d)          0.99%        0.86%         2.42%        0.55%         1.10%        2.38%

-------------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since Fund inception, July 1, 2000
(f)  Since Fund inception, December 29, 1997

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Capital Growth Fund                                                             Class A Shares
                                                         Period Ended       Year         Year         Year          Year          Year
                                                          10/31/2002       Ended         Ended        Ended         Ended         Ended
For a share outstanding throughout each period (a) (unaudited)    4/30/2002     4/30/2001    4/30/2000     4/30/1999     4/30/1998

Net asset value: Beginning of Period                          $29.84        $34.82       $38.67       $35.87         $29.64       $21.50

Income from Investment Operations
Net investment income                                           0.05          0.05         0.19         0.13           0.09         0.10
Net realized and unrealized gain (loss) on                    (5.25)        (4.86)       (1.74)         3.19           6.69         9.26
investments (b)
     Total from investment operations                         (5.20)        (4.81)       (1.55)         3.32           6.78         9.36

Less Distributions from:
Net investment income                                         (0.02)        (0.09)       (0.16)       (0.09)         (0.09)       (0.08)
Net realized capital gains                                         -        (0.08)       (2.14)       (0.43)         (0.46)       (1.14)
     Total Distributions                                      (0.02)        (0.17)       (2.30)       (0.52)         (0.55)       (1.22)

Net increase (decrease) in net asset value                    (5.22)        (4.98)       (3.85)         2.80           6.23         8.14
Net asset value: End of period                                $24.62        $29.84       $34.82       $38.67         $35.87       $29.64

Total return (c)                                            (17.42)%      (13.86)%      (4.19)%        9.28%         23.20%       44.48%
Net assets, end of period (in millions)                     $2,692.5      $3,385.5     $3,912.5     $4,115.1       $3,594.5     $2,766.7
Ratio of expenses to average net assets (d)                    1.00%         0.95%        0.91%        0.90%          0.97%        0.98%
Ratio of net investment income (loss) to average net           0.40%         0.16%        0.52%        0.35%          0.30%        0.39%
assets (d)
Portfolio turnover rate                                        1.06%         2.66%       12.91%        7.50%          8.74%       17.96%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)                    1.00%         0.95%        0.91%        0.92%          0.97%        0.98%
Ratio of net investment loss to average net assets (d)         0.40%         0.16%        0.52%        0.33%          0.30%        0.39%

                                                                                        Class B Shares

                                                       Period Ended      Year          Year         Year          Year         Year
                                                        10/31/2002       Ended         Ended        Ended        Ended         Ended
                                                       (unaudited)     4/30/2002     4/30/2001    4/30/2000    4/30/1999     4/30/1998
For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                   $28.67        $33.71         $37.71       $35.29       $29.38        $21.45

Income from Investment Operations
Net investment income                                  (0.09)        (0.27)         (0.15)       (0.22)       (0.190        0.04
Net realized and unrealized gain (loss) on             (5.03)        (4.69)         (1.71)       3.07         6.56          9.06
investments (b)
     Total from investment operations                  (5.12)        (4.96)         (1.86)       2.85         6.37          9.10

Less Distributions from:
Net investment income                                  0.00          0.00           0.00         0.00         0.00          (0.03)
Net realized capital gains                             0.00          (0.08)         (2.14)       (0.43)       (0.46)        (1.14)
     Total Distributions                               0.00          (0.08)         (2.14)       (0.43)       (0.46)        (1.17)

Net increase (decrease) in net asset value             (5.12)        (5.04)         (4)          2.42         5.91          7.93
Net asset value: End of period                         $23.55        $28.67         $33.71       $37.71       $35.29        $29.38

Total return (c)                                       (17.86)%      (14.73)%       (5.14)%      8.09%        21.94%        43.25%
Net assets, end of period (in millions)                $91.1         $126.4         $154.1       $148.6       4107.6        $54.9
Ratio of expenses to average net assets (d)            2.06%         1.97%          1.88%        1.95%        1.99%         1.90%
Ratio of net investment income (loss) to average net   (0.67)%       (0.86)%        (0.44)%      (0.69)%      (0.74)%       (0.58)%
assets (d)
Portfolio turnover rate                                1.06%         2.66%          12.91%       7.50%        8.74%         17.96%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets (d)            2.08%         1.97%          1.88%        1.96%        1.99%         1.90%
Ratio of net investment loss to average net assets (d)(0.69)%       (0.86)%        (0.44)%      (0.71)%      (0.74)%       (0.58)%

                                                                                      Institutional Shares

                                                      Period Ended      Year          Year         Year          Year           Year
                                                        10/31/2002       Ended         Ended        Ended        Ended          Ended
                                                       (unaudited)     4/30/2002     4/30/2001    4/30/2000    4/30/1999     4/30/1998(e)
For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                         $29.90         $34.88       $38.72       $35.89        $29.67          $26.05

Income from Investment Operations
Net investment income                                          0.11           0.18         0.33         0.27          0.21            0.02
Net realized and unrealized gain (loss) on                   (5.25)         (4.88)       (1.73)         3.20          6.67            3.60
investments (b)
     Total from investment operations                        (5.14)         (4.70)       (1.40)         3.47          6.88            3.62

Less Distributions from:
Net investment income                                        (0.08)         (0.20)       (0.30)       (0.21)        (0.20)               -
Net realized capital gains                                        -         (0.08)       (2.14)       (0.43)        (0.46)               -
     Total Distributions                                     (0.08)         (0.28)       (2.44)       (0.64)        (0.66)               -

Net increase (decrease) in net asset value                   (5.22)         (4.98)       (3.84)         2.83          6.22            3.62
Net asset value: End of period                               $24.68         $29.90       $34.88       $38.72        $35.89          $29.67

Total return (c)                                           (17.23)%       (13.53)%      (3.82)%        9.70%        23.55%          13.90%
Net assets, end of period (in millions)                       $55.6          $65.9        $91.8        $82.8         $46.9            $3.0
Ratio of expenses to average net assets (d)                   0.55%          0.55%        0.54%        0.52%         0.60%           0.58%
Ratio of net investment income (loss) to average net          0.84%          0.56%        0.90%        0.73%         0.62%           0.52%
assets (d)
Portfolio turnover rate                                       1.06%          2.66%       12.91%        7.50%         8.74%          17.96%

If the adviser had not reimbursed expenses, the
ratios would have been:

Ratio of expenses to average net assets (d)                   0.57%          0.55%        0.54%        0.54%         0.60%           0.58%

Ratio of net investment loss to average net assets (d)        0.82%          0.56%        0.90%        0.72%         0.62%           0.52%

The AAL Large Company Index Fund II                                   Class A Shares

                                                      Period Ended      Year           Period
                                                        10/31/2002       Ended           Ended
                                                       (unaudited)     4/30/2002     4/30/2001 (f)
For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                          $7.32          $8.49           $10.00

Income From Investment Operations:
Net investment income                                          0.02              -           (0.01)
Net realized and unrealized gain (loss) on                   (1.27)         (1.17)           (1.50)
investments (b)
        Total from investment operations                    $(1.25)        $(1.17)          $(1.51)

Net increase (decrease) in net asset value                   (1.25)         (1.17)           (1.51)
Net asset value: End of period                                $6.07          $7.32            $8.49

Total return (c)                                           (17.08)%       (13.78)%         (15.10)%
Net assets, end of period (in millions)                       $28.5          430.2            $21.1
Ratio of expenses to average net assets (d)                   1.17%          1.29%            1.46%
Ratio of net investment income (loss) to average net
assets (d)                                                    0.58%          0.08%          (0.20)%
Portfolio turnover rate                                       2.72%          3.72%            9.25%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                   1.17%          1.29%            1.46%
Ratio of net investment loss to average net assets (d)        0.58%          0.08%          (0.20)%

                                                                      Class B Shares

                                                       Period Ended      Year           Period
                                                        10/31/2002       Ended           Ended
                                                       (unaudited)     4/30/2002     4/30/2001 (f)
For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                          $7.20          $8.43           $10.00

Income From Investment Operations:
Net investment income                                        (0.01)         (0.05)           (0.06)
Net realized and unrealized gain (loss) on                   (1.25)         (1.18)           (1.51)
investments (b)
        Total from investment operations                    $(1.26)        $(1.23)          $(1.57)

Net increase (decrease) in net asset value                   (1.26)         (1.23)           (1.57)
Net asset value: End of period                                $5.94          $7.20            $8.43

Total return (c)                                           (17.50)%       (14.59)%         (15.70)%
Net assets, end of period (in millions)                        $2.7           $2.6             $1.8
Ratio of expenses to average net assets (d)                   2.06%          2.18%            2.33%
Ratio of net investment income (loss) to average net        (0.31)%        (0.81)%          (1.06)%
assets (d)
Portfolio turnover rate                                       2.72%          3.72%            9.25%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets (d)                   2.06%          2.18%            2.33%
Ratio of net investment loss to average net assets (d)       (0.32)%        (0.81)%          (1.06)%

----------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since inception, December 29, 1997.
(f)  Since Fund inception, July 1, 2000

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Equity Income Fund                                                                      Class A Shares
                                                               Period Ended       Year          Year          Year         Year         Year
                                                                10/31/2002       Ended          Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002      4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                  $12.90        $14.57         $14.40       $14.68       $14.31       $11.34

Income from Investment Operations
Net investment income                                                   0.06          0.15           0.21         0.18         0.16         0.27
Net realized and unrealized gain (loss) on investments (b)            (2.90)        (1.64)           0.94       (0.30)         1.17         3.44
     Total from investment operations                                 (2.84)        (1.49)           1.15       (0.12)         1.33         3.71

Less Distributions from:
Net investment income                                                 (0.06)        (0.13)         (0.21)       (0.16)       (0.17)       (0.29)
Net realized capital gains                                                 -        (0.05)         (0.77)         0.00       (0.79)       (0.45)
     Total Distributions                                              (0.06)        (0.18)         (0.98)       (0.16)       (0.96)       (0.74)

Net increase (decrease) in net asset value                            (2.90)        (1.67)           0.17       (0.28)         0.37         2.97
Net asset value: End of period                                         10.00         12.90          14.57        14.40        14.68        14.31

Total return (c)                                                    (22.04)%      (10.26)%          8.26%        0.80%       10.08%       33.50%
Net assets, end of period (in millions)                                220.1         292.7          305.1        277.6        262.2        197.7
Ratio of expenses to average net assets (d)                            1.01%         0.97%          0.96%        0.92%        1.05%        1.11%
Ratio of net investment income (loss) to average net assets (d)        1.13%         1.14%          1.48%        1.24%        1.22%        2.17%
Portfolio turnover rate                                               21.55%        33.76%         26.38%       26.93%       13.35%       64.00%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.03%         0.98%          0.96%        0.98%        1.05%        1.11%
Ratio of net investment loss to average net assets (d)                 1.11%         1.13%          1.47%        1.18%        1.22%        2.17%

                                                                                                Class B Shares
                                                               Period Ended       Year          Year          Year         Year         Year
                                                                10/31/2002       Ended          Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002      4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   12.87        $14.54          14.38        14.66        14.31        11.37

Income from Investment Operations
Net investment income                                                      -          0.03           0.06         0.02         0.02         0.19
Net realized and unrealized gain (loss) on investments (b)            (2.89)        (1.64)           0.93       (0.28)         1.17         3.41
     Total from investment operations                                 (2.89)        (1.61)           0.99       (0.26)         1.19         3.60

Less Distributions from:
Net investment income                                                      -        (0.01)         (0.06)       (0.02)       (0.05)       (0.21)
Net realized capital gains                                                 -        (0.05)         (0.77)            -       (0.79)       (0.45)
     Total Distributions                                              (0.00)        (0.06)         (0.83)       (0.02)       (0.84)       (0.66)

Net increase (decrease) in net asset value                            (2.89)        (1.67)           0.16       (0.28)         0.35         2.94
Net asset value: End of period                                         $9.98        $12.87         $14.54       $14.38       $14.66       $14.31

Total return (c)                                                    (22.45)%      (11.11)%          7.12%      (1.80)%        8.97%       32.42%
Net assets, end of period (in millions)                                 $9.1         $12.4          $13.4        $11.6         $9.6         $3.8
Ratio of expenses to average net assets (d)                            2.06%         1.90%          1.98%        1.99%        2.09%        2.04%
Ratio of net investment income (loss) to average net assets (d)        0.09%         0.21%          0.45%        0.17%        0.16%        0.96%
Portfolio turnover rate                                               21.55%        33.76%         26.38%       26.93%       13.35%       64.00%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            2.08%         1.91%          1.98%        2.05%        2.09%        2.04%
Ratio of net investment loss to average net assets (d)                 0.07%         0.20%          0.45%        0.11%        0.16%        0.96%

                                                                                              Institutional Shares
                                                                Period Ended          Year           Year         Year         Year           Year
                                                                  10/31/2002         Ended          Ended        Ended        Ended          Ended
                                                                 (unaudited)     4/30/2002      4/30/2001    4/30/2000    4/30/1999   4/30/1998(e)

For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                                  $12.92        $14.59         $14.43       $14.70       $14.32         $13.14

Income from Investment Operations
Net investment income                                                   0.09          0.21           0.27         0.31         0.21           0.08
Net realized and unrealized gain (loss) on investments (b)            (2.91)        (1.64)           0.93       (0.35)         1.19           1.16
     Total from investment operations                                 (2.82)        (1.43)           1.20       (0.04)         1.40           1.24

Less Distributions from:
Net investment income                                                 (0.09)        (0.19)         (0.27)       (0.23)       (0.23)         (0.06)
Net realized capital gains                                                 -        (0.05)         (0.77)         0.00       (0.79)              -
     Total Distributions                                              (0.09)        (0.24)         (1.04)       (0.23)       (1.02)         (0.06)

Net increase (decrease) in net asset value                            (2.91)        (1.67)           0.16       (0.27)         0.38           1.18
Net asset value: End of period                                        $10.01        $12.92         $14.59       $14.43       $14.70         $14.32

Total return (c)                                                    (22.87)%       (9.83)%          8.64%      (0.29)%       10.62%          9.34%
Net assets, end of period (in millions)                                 $7.5          $9.1           $9.5         $6.2        $13.2           $7.1
Ratio of expenses to average net assets (d)                            0.50%         0.50%          0.51%        0.46%        0.60%          0.68%
Ratio of net investment income (loss) to average net assets (d)        1.65%         1.61%          1.94%        1.71%        1.65%          2.10%
Portfolio turnover rate                                               21.55%        33.76%         26.38%       26.93%       13.35%         64.00%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.52%         0.51%          0.51%        0.52%        0.60%          0.68%
Ratio of net investment loss to average net assets (d)                 1.63%         1.60%          1.94%        1.65%        1.65%          2.10%

The AAL Balanced Fund                                                                            Class A Shares
                                                               Period Ended       Year          Year          Year         Year          Year
                                                                10/31/2002       Ended          Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002      4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                  $11.52        $12.41         $12.41       $12.15       $10.81         $10.00

Income from Investment Operations
Net investment income                                                   1.00          0.26           0.38         0.32         0.21           0.04
Net realized and unrealized gain (loss) on investments (b)            (1.97)        (0.88)         (0.00)         0.25         1.34           0.80
     Total from investment operations                                 (0.97)        (0.62)           0.38         0.57         1.55           0.84

Less Distributions from:
Net investment income                                                 (0.12)        (0.27)         (0.38)       (0.31)       (0.20)         (0.03)
Net realized capital gains                                                 -             -              -            -       (0.01)              -
     Total Distributions                                              (0.12)        (0.27)         (0.38)       (0.31)       (0.21)         (0.03)

Net increase (decrease) in net asset value                            (1.09)        (0.89)         (0.00)         0.26         1.34           0.81
Net asset value: End of period                                        $10.43        $11.52         $12.41       $12.41       $12.15         $10.81

Total return (c)                                                     (8.45)%       (5.02)%          3.10%        4.78%       14.45%          8.37%
Net assets, end of period (in millions)                               $269.2        $305.6         $291.7       $256.1       $158.3          $27.7
Ratio of expenses to average net assets (d)                            1.02%         0.99%          0.98%        1.09%        1.15%          1.37%
Ratio of net investment income (loss) to average net assets
(d)                                                                    1.85%         2.25%          3.07%        2.76%        2.26%          2.19%
Portfolio turnover rate                                               50.67%        75.56%         82.59%       64.58%      213.46%         11.52%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.04%         1.02%          1.02%        1.14%        1.23%          1.63%
Ratio of net investment loss to average net assets (d)                 1.83%         2.22%          3.03%        2.72%        2.17%          1.93%

                                                                                                 Class B Shares
                                                               Period Ended       Year          Year          Year         Year          Year
                                                                10/31/2002       Ended          Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002      4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                  $11.47        $12.35         $12.35       $12.10       $10.79         $10.00

Income from Investment Operations
Net investment income                                                   0.05          0.15           0.26         0.21         0.14           0.03
Net realized and unrealized gain (loss) on investments (b)            (1.07)        (0.87)         (0.00)         0.24         1.31           0.78
     Total from investment operations                                 (1.02)        (0.72)           0.26         0.45         1.45           0.81

Less Distributions from:
Net investment income                                                 (0.07)        (0.16)         (0.26)       (0.20)       (0.13)         (0.02)
Net realized capital gains                                                 -             -              -            -       (0.01)              -
     Total Distributions                                              (0.07)        (0.16)         (0.26)       (0.20)       (0.14)         (0.02)

Net increase (decrease) in net asset value                            (1.09)        (0.88)         (0.00)         0.25         1.31           0.79
Net asset value: End of period                                        $10.38        $11.47         $12.35       $12.35       $12.10         $10.79

Total return (c)                                                     (8.88)%       (5.83)%          2.13%        3.74%       13.47%          8.10%
Net assets, end of period (in millions)                                $20.2         $22.3          $21.1        $18.2        $11.9           $2.3
Ratio of expenses to average net assets (d)                            1.85%         1.89%          1.94%        2.03%        1.98%          2.11%
Ratio of net investment income (loss) to average net assets
(d)                                                                    1.02%         1.29%          2.11%        1.82%        1.42%          1.45%
Portfolio turnover rate                                               50.67%        75.56%         82.59%       64.58%      213.46%         11.52%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.87%         1.92%          1.98%        2.08%        2.18%          2.50%
Ratio of net investment loss to average net assets (d)                 1.00%         1.26%          2.07%        1.77%        1.22%          1.06%

                                                                                              Institutional Shares
                                                               Period Ended       Year          Year          Year         Year          Year
                                                                10/31/2002       Ended          Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002      4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                  $11.51        $12.39         $12.40       $12.13       $10.79         $10.00

Income from Investment Operations
Net investment income                                                   0.12          0.30           0.42         0.39         0.23           0.04
Net realized and unrealized gain (loss) on investments (b)            (1.07)        (0.86)              -         0.25         1.35           0.78
     Total from investment operations                                 (0.95)        (0.56)           0.42         0.64         1.58           0.82

Less Distributions from:
Net investment income                                                 (0.14)        (0.32)         (0.43)       (0.37)       (0.23)         (0.03)
Net realized capital gains                                                 -             -              -            -       (0.01)              -
     Total Distributions                                              (0.14)        (0.32)         (0.43)       (0.37)       (0.24)         (0.03)

Net increase (decrease) in net asset value                            (1.09)        (0.88)         (0.01)         0.27         1.34           0.79
Net asset value: End of period                                        $10.42        $11.51         $12.39       $12.40       $12.13         $10.79

Total return (c)                                                     (8.25)%       (4.65)%          3.50%        5.33%       14.73%          8.17%
Net assets, end of period (in millions)                                 $4.0          $3.7           $3.4         $3.0         $2.3           $1.1
Ratio of expenses to average net assets (d)                            0.59%         0.58%          0.59%        0.60%        0.88%          1.95%
Ratio of net investment income (loss) to average net assets (d)        2.28%         2.66%          3.46%        3.25%        2.50%          1.73%
Portfolio turnover rate                                               50.67%        75.56%         82.59%       64.58%      213.46%         11.52%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.61%         0.62%          0.63%        0.64%        0.88%          1.95%
Ratio of net investment loss to average net assets (d)                 2.26%         2.62%          3.43%        3.20%        2.50%          1.73%

--------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since inception, December 29, 1997.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL High Yield Fund                                                                        Class A Shares
                                                               Period Ended      Year          Year          Year         Year         Year
                                                                10/31/2002       Ended         Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002     4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   $6.19        $6.76          $7.44        $8.92       $10.31        $9.88

Income from Investment Operations
Net investment income                                                   0.24         0.54           0.63         0.87         0.91         0.92
Net realized and unrealized gain (loss) on investments (b)            (0.83)       (0.56)         (0.68)       (1.48)       (1.33)         0.53
     Total from investment operations                                 (0.59)       (0.02)         (0.05)       (0.61)       (0.42)         1.45

Less Distributions from:
Net investment income                                                 (0.25)       (0.55)         (0.63)       (0.87)       (0.91)       (0.92)
Net realized capital gains                                                 -            -              -            -       (0.06)       (0.10)
        Total Distributions                                           (0.25)       (0.55)         (0.63)       (0.87)       (0.97)       (1.02)

Net increase (decrease) in net asset value                            (0.84)       (0.57)         (0.68)       (1.48)       (1.39)         0.43
Net asset value: End of period                                         $5.35        $6.19          $6.76        $7.44        $8.92       $10.31

Total return (c)                                                     (9.62)%      (0.26)%        (0.81)%      (7.00)%      (3.96)%     (15.12)%
Net assets, end of period (in millions)                               $101.6       $118.6         $121.0       $134.3       $131.9       $100.8
Ratio of expenses to average net assets (d)                            1.00%        1.00%          1.00%        0.96%        1.00%        0.99%
Ratio of net investment income (loss) to average net assets (d)        8.39%        8.41%          9.06%       10.54%        9.81%        8.94%
Portfolio turnover rate                                               70.04%       71.53%        106.01%       53.59%       54.67%      112.37%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.24%        1.17%          1.08%        1.12%        1.16%        1.18%
Ratio of net investment loss to average net assets (d)                 8.16%        8.24%          8.98%       10.38%        9.64%        8.75%

                                                                                               Class B Shares
                                                               Period Ended      Year          Year          Year         Year         Year
                                                                10/31/2002       Ended         Ended         Ended        Ended        Ended
                                                               (unaudited)     4/30/2002     4/30/2001     4/30/2000    4/30/1999    4/30/1998

For a share outstanding throughout each period (a)

Net asset value: Beginning of Period                                   $6.19        $6.76          $7.44        $8.92       $10.31        $9.88

Income from Investment Operations
Net investment income                                                   0.22         0.49           0.58         0.81         0.84         0.84
Net realized and unrealized gain (loss) on investments (b)            (0.83)       (0.56)         (0.68)       (1.48)       (1.33)         0.53
     Total from investment operations                                 (0.61)       (0.07)         (0.10)       (0.67)       (0.49)         1.37

Less Distributions from:
Net investment income                                                 (0.23)       (0.50)         (0.58)       (0.81)       (0.84)       (0.84)
Net realized capital gains                                                 -            -              -            -       (0.06)       (0.10)
Total Distributions                                                   (0.23)       (0.50)         (0.58)       (0.81)       (0.90)       (0.94)

Net increase (decrease) in net asset value                            (0.84)       (0.57)         (0.68)       (1.48)       (1.39)         0.43
Net asset value: End of period                                         $5.35        $6.19          $6.76        $7.44        $8.92       $10.31

Total return (c)                                                     (9.97)%      (1.02)%        (1.53)%      (7.65)%      (4.62)%       14.27%
Net assets, end of period (in millions)                                 $5.9         $8.2           $9.7        $11.6        $12.4         $9.7
Ratio of expenses to average net assets (d)                            1.75%        1.74%          1.73%        1.62%        1.71%        1.74%
Ratio of net investment income (loss) to average net assets
(d)                                                                    7.62%        7.67%          8.33%        9.88%        9.09%        8.22%
Portfolio turnover rate                                               70.04%       71.53%        106.01%       53.59%       54.67%      112.37%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.98%        1.93%          1.99%        1.97%        1.98%        2.05%
Ratio of net investment loss to average net assets (d)                 7.39%        7.48%          8.08%        9.53%        8.82%        7.90%

                                                                                             Institutional Shares
                                                               Period Ended      Year          Year          Year         Year          Year
                                                                10/31/2002       Ended         Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002     4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                   $6.19        $6.76          $7.43        $8.91       $10.31         $10.29

Income from Investment Operations
Net investment income                                                   0.24         0.56           0.65         0.89         0.93           0.31
Net realized and unrealized gain (loss) on investments (b)            (0.82)       (0.57)         (0.67)       (1.48)       (1.34)           0.02
     Total from investment operations                                 (0.58)       (0.01)         (0.02)       (0.59)       (0.41)           0.33

Less Distributions from:
Net investment income                                                 (0.26)       (0.56)         (0.65)       (0.89)       (0.93)         (0.31)
Net realized capital gains                                                 -            -              -            -       (0.06)              -
        Total Distributions                                           (0.26)       (0.56)         (0.65)       (0.89)       (0.99)         (0.31)

Net increase (decrease) in net asset value                            (0.84)       (0.57)         (0.67)       (1.48)       (1.40)           0.02
Net asset value: End of period                                         $5.35        $6.19          $6.76        $7.43        $8.91         $10.31

Total return (c)                                                     (9.51)%        0.05%        (0.34)%      (6.67)%      (3.85)%          3.28%
Net assets, end of period (in millions)                                 $2.7         $2.7           $2.2         $2.0         $2.2           $0.2
Ratio of expenses to average net assets (d)                            0.65%        0.68%          0.67%        0.53%        0.76%          0.75%
Ratio of net investment income (loss) to average net assets (d)        8.76%        8.73%          9.34%       11.00%       10.34%          9.53%
Portfolio turnover rate                                               70.04%       71.53%        106.01%       53.59%       54.67%        112.37%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.88%        0.68%          0.67%        0.62%        0.76%          0.75%
Ratio of net investment loss to average net assets (d)                 8.52%        8.73%          9.34%       10.92%       10.34%          9.53%

The AAL Municipal Bond Fund                                                                    Class A Shares
                                                               Period Ended
                                                                10/31/2002    Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                  $11.21       $10.96        $10.45       $11.47       $11.40       $10.92

Income from Investment Operations
Net investment income                                                   0.25         0.54          0.55         0.53         0.52         0.52
Net realized and unrealized gain (loss) on investments (b)              0.19         0.25          0.51       (1.01)         0.25         0.61
     Total from investment operations                                   0.44         0.79          1.06       (0.48)         0.77         1.13

Less Distributions from:
Net investment income                                                 (0.25)       (0.54)        (0.55)       (0.53)       (0.52)       (0.52)
Net realized capital gains                                                 -            -             -       (0.01)       (0.18)       (0.13)
     Total Distributions                                              (0.25)       (0.54)        (0.55)       (0.54)       (0.70)       (0.65)

Net increase (decrease) in net asset value                              0.19         0.25          0.51       (1.02)         0.07         0.48
Net asset value: End of period                                        $11.40       $11.21        $10.96       $10.45       $11.47       $11.40

Total return (c)                                                     (3.94)%        7.27%        10.34%      (4.09)%        6.80%       10.50%
Net assets, end of period (in millions)                               $649.4       $598.6        $503.7       $461.3       $523.1       $467.1
Ratio of expenses to average net assets (d)                            0.94%        0.77%         0.73%        0.78%        0.81%        0.85%
Ratio of net investment income (loss) to average net assets (d)        4.91%        4.77%         5.06%        4.98%        4.47%        4.55%
Portfolio turnover rate                                                8.34%       64.75%       110.48%      210.32%       94.56%      139.18%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.95%        0.82%         0.81%        0.84%        0.81%        0.85%
Ratio of net investment loss to average net assets (d)                 4.91%        4.72%         4.98%        4.93%        4.47%        4.55%

                                                                                               Class B Shares
                                                               Period Ended      Year          Year         Year         Year         Year
                                                                10/31/2002       Ended        Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                  $11.20       $10.95        $10.44       $11.47       $11.40       $10.92

Income from Investment Operations
Net investment income                                                   0.21         0.44          0.46         0.44         0.42         0.42
Net realized and unrealized gain (loss) on investments (b)              0.20         0.25          0.51       (1.02)         0.25         0.61
     Total from investment operations                                   0.41         0.69          0.97       (0.58)         0.67         1.03

Less Distributions from:
Net investment income                                                 (0.21)       (0.44)        (0.46)       (0.44)       (0.42)       (0.42)
Net realized capital gains                                                 -            -             -       (0.01)       (0.18)       (0.13)
     Total Distributions                                              (0.21)       (0.44)        (0.46)       (0.45)       (0.60)       (0.55)

Net increase (decrease) in net asset value                              0.20         0.25          0.51       (1.03)         0.07         0.48
Net asset value: End of period                                        $11.40       $11.20        $10.95       $10.44       $11.47       $11.40

Total return (c)                                                     (3.65)%        6.40%         9.39%      (4.99)%        5.93%        9.58%
Net assets, end of period (in millions)                                $12.1        $11.0          $8.5         $7.3         $7.5         $3.6
Ratio of expenses to average net assets (d)                            1.84%        1.57%         1.61%        1.59%        1.64%        1.74%
Ratio of net investment income (loss) to average net assets (d)        4.19%        3.97%         4.18%        4.19%        3.65%        3.67%
Portfolio turnover rate                                                8.34%       64.75%       110.48%      210.32%       94.56%      139.18%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.85%        1.62%         1.69%        1.64%        1.64%        1.74%
Ratio of net investment loss to average net assets (d)                 4.19%        3.92%         4.10%        4.14%        3.65%        3.67%

                                                                                             Institutional Shares
                                                               Period Ended      Year          Year         Year         Year          Year
                                                                10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                  $11.20       $10.95        $10.45       $11.47       $11.40         $11.59

Income from Investment Operations
Net investment income                                                   0.27         0.57          0.58         0.57         0.55           0.18
Net realized and unrealized gain (loss) on investments (b)              0.20         0.25          0.50       (1.01)         0.25         (0.19)
     Total from investment operations                                   0.47         0.82          1.08       (0.44)         0.80         (0.01)

Less Distributions from:
Net investment income                                                 (0.27)       (0.57)        (0.58)       (0.57)       (0.55)         (0.18)
Net realized capital gains                                                 -            -             -       (0.01)       (0.18)              -
     Total Distributions                                              (0.27)       (0.57)        (0.58)       (0.58)       (0.73)         (0.18)

Net increase (decrease) in net asset value                              0.20         0.25          0.50       (1.02)         0.07         (0.19)
Net asset value: End of period                                        $11.40       $11.20        $10.95       $10.45       $11.47         $11.40

Total return (c)                                                     (4.22)%        7.61%        10.56%      (3.78)%        7.09%          0.09%
Net assets, end of period (in millions)                                 $5.6         $5.3          $2.5         $0.5         $0.6           $0.0
Ratio of expenses to average net assets (d)                            0.72%        0.46%         0.42%        0.47%        0.51%          0.60%
Ratio of net investment income (loss) to average net assets
(d)                                                                    7.02%        5.08%         5.37%        5.32%        4.78%          4.79%
Portfolio turnover rate                                                8.34%       61.34%       110.48%      210.32%       94.56%        139.18%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.72%        0.51%         0.50%        0.52%        0.51%          0.60%
Ratio of net investment loss to average net assets (d)                 7.02%        5.03%         5.29%        5.27%        4.78%          4.79%

---------------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since inception, December 29, 1997.

The accompanying notes to the financial statements are an integral part of this schedule.

The AAL Bond Fund                                                                              Class A Shares
                                                               Period Ended
                                                                10/31/2002    Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   $9.82        $9.80         $9.32        $9.92        $9.99        $9.63

Income from Investment Operations
Net investment income                                                   0.22         0.56          0.61         0.58         0.53         0.57
Net realized and unrealized gain (loss) on investments (b)              0.23         0.02          0.48       (0.60)       (0.07)         0.36
     Total from investment operations                                   0.45         0.58          1.09       (0.02)         0.46         0.93

Less Distributions from:
Net investment income                                                 (0.24)       (0.56)        (0.61)       (0.58)       (0.53)       (0.57)

Net increase (decrease) in net asset value                              0.21         0.02          0.48       (0.60)       (0.07)         0.36
Net asset value: End of period                                        $10.03        $9.82         $9.80        $9.32        $9.92        $9.99

Total return (c)                                                       4.58%        6.01%        12.08%      (0.11)%        4.61%        9.86%
Net assets, end of period (in millions)                               $521.7       $451.5        $353.5       $321.7       $367.2       $353.4
Ratio of expenses to average net assets (d)                            0.45%        0.81%         0.81%        0.83%        0.93%        0.95%
Ratio of net investment income (loss) to average net assets (d)        4.76%        5.54%         6.38%        6.12%        5.23%        5.77%
Portfolio turnover rate                                              107.17%      160.01%       171.76%      163.31%      572.56%      483.76%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.46%        0.88%         0.91%        0.91%        0.93%        0.95%
Ratio of net investment loss to average net assets (d)                 4.75%        5.47%         6.27%        6.04%        5.23%        5.77%

                                                                                               Class B Shares
                                                               Period Ended      Year          Year         Year         Year         Year
                                                                10/31/2002       Ended        Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999    4/30/1998

Net asset value: Beginning of Period                                   $9.82        $9.80         $9.32        $9.92        $9.99        $9.64

Income from Investment Operations
Net investment income                                                   0.17         0.47          0.52         0.49         0.43         0.48
Net realized and unrealized gain (loss) on investments (b)              0.24         0.02          0.48       (0.60)       (0.07)         0.35
     Total from investment operations                                   0.41         0.49          1.00       (0.11)         0.36         0.83

Less Distributions from:
Net investment income                                                 (0.19)       (0.47)        (0.52)       (0.49)       (0.43)       (0.48)

Net increase (decrease) in net asset value                              0.22         0.02          0.48       (0.60)       (0.07)         0.35
Net asset value: End of period                                        $10.04        $9.82         $9.80        $9.32        $9.92        $9.99

Total return (c)                                                       4.25%        5.03%        11.04%      (1.09)%        3.60%        8.75%
Net assets, end of period (in millions)                                $11.3         $7.9          $4.6         $3.6         $3.1         $1.4
Ratio of expenses to average net assets (d)                            0.89%        1.78%         1.73%        1.80%        1.90%        1.92%
Ratio of net investment income (loss) to average net assets
(d)                                                                    3.05%        4.52%         5.45%        5.17%        4.28%        4.74%
Portfolio turnover rate                                              107.17%      160.01%       171.76%      163.31%      572.56%      483.76%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.90%        1.85%         1.83%        1.88%        1.90%        1.92%
Ratio of net investment loss to average net assets (d)                 3.04%        4.45%         5.35%        5.09%        4.28%        4.74%

                                                                                             Institutional Shares
                                                                Period Ended         Year          Year         Year         Year           Year
                                                                  10/31/2002        Ended         Ended        Ended        Ended          Ended
For a share outstanding throughout each period (a)               (unaudited)    4/30/2002     4/30/2001    4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                   $9.82        $9.80         $9.32        $9.92        $9.99         $10.06

Income from Investment Operations
Net investment income                                                   0.24         0.60          0.66         0.62         0.57           0.20
Net realized and unrealized gain (loss) on investments (b)              0.23         0.02          0.48       (0.60)       (0.07)         (0.07)
     Total from investment operations                                   0.47         0.62          1.14         0.02         0.50           0.13

Less Distributions from:
Net investment income                                                 (0.26)       (0.60)        (0.66)       (0.62)       (0.57)         (0.20)

Net increase (decrease) in net asset value                              0.21         0.02          0.48       (0.60)       (0.07)         (0.07)
Net asset value: End of period                                        $10.03        $9.82         $9.80        $9.32        $9.92          $9.99

Total return (c)                                                       4.80%        6.42%        12.55%        0.30%        5.02%          1.24%
Net assets, end of period (in millions)                                $27.4        $22.9         $55.6        $47.9        $44.7          $29.3
Ratio of expenses to average net assets (d)                            0.35%        0.39%         0.39%        0.43%        0.54%          0.56%
Ratio of net investment income (loss) to average net assets (d)        9.17%        5.93%         6.79%        6.55%        5.63%          6.29%
Portfolio turnover rate                                              107.17%      160.01%       171.76%      163.31%      572.56%        483.76%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.35%        0.46%         0.49%        0.50%        0.54%          0.56%
Ratio of net investment loss to average net assets (d)                 9.16%        5.86%         6.69%        6.47%        5.63%          6.29%

The AAL Money Market Fund                                                                       Class A Shares
                                                               Period Ended      Year          Year         Year         Year          Year
                                                                10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999     4/30/1998

Net asset value: Beginning of Period                                   $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Income from Investment Operations
Net investment income (loss)                                            0.01         0.02          0.05         0.05         0.05           0.05

Less Distributions from:
Net investment income                                                 (0.01)       (0.02)        (0.05)       (0.05)       (0.05)         (0.05)

Net increase (decrease) in net asset value                                 -            -             -            -            -              -
Net asset value: End of period                                         $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Total return (c)                                                       0.52%        2.28%         5.70%        4.99%        4.68%          5.12%
Net assets, end of period (in millions)                               $388.6       $399.8        $423.9       $348.0       $288.1         $240.7
Ratio of expenses to average net assets (d)                            0.82%        0.72%         0.76%        0.66%        0.79%          0.68%
Ratio of net investment income (loss) to average net assets(d)                                                                    1.03%        2.19%         5.51%        4.90%        4.54%          4.98%
Portfolio turnover rate                                                  N/A          N/A           N/A          N/A          N/A            N/A

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.98%        0.90%         0.99%        1.02%        1.12%          1.04%
Ratio of net investment loss to average net assets (d)                 0.88%        2.01%         5.28%        4.54%        4.22%          4.62%

                                                                                                Class B Shares
                                                               Period Ended      Year          Year         Year         Year          Year
                                                                10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999     4/30/1998

Net asset value: Beginning of Period                                   $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Income from Investment Operations
Net investment income (loss)                                            0.01         0.01          0.04         0.04         0.04           0.04

Less Distributions from:
Net investment income                                                 (0.01)       (0.01)        (0.04)       (0.04)       (0.04)         (0.04)

Net increase (decrease) in net asset value                                 -            -             -            -            -              -
Net asset value: End of period                                         $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Total return (c)                                                       0.21%        1.34%         4.67%        3.94%        3.67%          4.26%
Net assets, end of period (in millions)                                 $3.5         $2.8          $3.3         $2.4         $1.6           $1.2
Ratio of expenses to average net assets (d)                            1.42%        1.52%         1.81%        1.65%        2.79%          1.65%
Ratio of net investment income (loss) to average net assets
(d)                                                                    0.43%        1.39%         4.45%        3.95%        2.54%          4.02%
Portfolio turnover rate                                                  N/A          N/A           N/A          N/A          N/A            N/A

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            1.58%        1.70%         2.04%        2.00%        3.11%          2.01%
Ratio of net investment loss to average net assets (d)                 0.27%        1.21%         4.22%        3.59%        2.22%          3.67%

                                                                                             Institutional Shares
                                                               Period Ended      Year          Year         Year         Year          Year
                                                                10/31/2002       Ended        Ended         Ended        Ended         Ended
For a share outstanding throughout each period (a)             (unaudited)     4/30/2002    4/30/2001     4/30/2000    4/30/1999   4/30/1998(e)

Net asset value: Beginning of Period                                   $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Income from Investment Operations
Net investment income (loss)                                            0.01         0.03          0.06         0.05         0.05           0.02

Less Distributions from:
Net investment income                                                 (0.01)       (0.03)        (0.06)       (0.05)       (0.05)         (0.02)

Net increase (decrease) in net asset value                                 -            -             -            -            -              -
Net asset value: End of period                                         $1.00        $1.00         $1.00        $1.00        $1.00          $1.00

Total return (c)                                                       0.70%        2.54%         6.07%        5.36%        4.99%          1.67%
Net assets, end of period (in millions)                               $107.3       $117.8         $25.3        $12.8        $17.9           $0.2
Ratio of expenses to average net assets (d)                            0.46%        0.46%         0.43%        0.31%        0.49%          0.67%
Ratio of net investment income (loss) to average net assets
(d)                                                                    1.39%        2.45%         5.86%        5.18%        4.76%          5.11%
Portfolio turnover rate                                                  N/A          N/A           N/A          N/A          N/A            N/A

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets (d)                            0.62%        0.54%         0.56%        0.57%        0.72%          1.43%
Ratio of net investment loss to average net assets (d)                 1.23%        2.37%         5.73%        4.92%        4.53%          4.36%

-------------------
(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount  shown is a balancing  figure and may not accord with the change in aggregate gains and losses of portfolio  securities due to the timing of sales and redemptions of fund shares.
(c)  Total investment return assumes dividend  reinvestment and does not reflect any deduction for sales  charges.  The  aggregate,  not  annualized,  total return is shown for periods less than one year.
(d)  Computed on an annualized basis for periods less than one year.
(e)  Since inception, December 29, 1997.

The accompanying notes to the financial statements are an integral part of this schedule.

A Note on Forward-Looking Statements (unaudited)

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute forward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussion about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

Directors and Officers of The AAL Mutual Funds

Board of Directors and Executive Officers
The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 625 Fourth Avenue South, Minneapolis, MN 55415. The number of portfolios in the fund complex is 34 for each and every director and officer that oversees the Fund. This number includes the 20 Funds of The AAL Mutual Funds, one of four registered investment companies that are part of the fund complex.

      Name, Address             Position and Year           Principal Occupation(s)             Other Directorships Held by
    and Date of Birth              Term Began                 During Past 5 Years                        Director

John O. Gilbert*                   Chairman             Chairman, AAL/LB, President and CEO,     Chairman of LOMA Board, ACLI
DOB 8/30/42                        1999                 AAL                                      Board, Fox Cities Performing
                                                                                                 Arts Center Board

Lawrence W. Stranghoener*          Trustee              Executive Vice President and CFO,        St. Paul Chamber Orchestra Board
DOB 5/1/54                         2002                 AAL/LB, Executive Vice President and
                                                        CFO, techies.com, Vice President and
                                                        CFO, Honeywell Inc.

Richard L. Gady                    Trustee              Vice President, Public Affairs and       International Agricultural
DOB 2/28/43                        1987                 Chief Economist, Conagra, Inc.           Marketing Association Board
21761 Holman Pt. Drive                                  (agribusiness)
Nisswa, MN  56468

F. Gregory Campbell                Trustee              President, Carthage College              ELCA University and College
DOB 12/16/39                       1992                                                          Employees' Health Benefit Board,
2001 Alford Park Drive                                                                           ELCA Risk  Management Board,
Kenosha, WI 53140                                                                                Johnson Family Mutual Funds
                                                                                                 Board, Kenosha Area Business
                                                                                                 Alliance Board, Kenosha Hospital
                                                                                                 and Medical Center Board,
                                                                                                 Prairie School Board, United
                                                                                                 Health Systems Board

Edward W. Smeds                    Trustee              Retired; President of Customer Service   Chairman of Carthage College
DOB 2/15/36                        1999                 and Operations, Kraft Foods (food and    Board
6814 Pelican Bay Blvd.                                  agriculture)
Naples, FL  34108

Lawrence M. Woods                  Trustee              Retired; Executive Vice President and    Gottsche Rehabilitation Center
DOB 4/14/32                        1987                 Director, Mobil Oil Corporation          Board
524 Sunset Drive
Worland, WY 82401

Pamela J. Moret                    President            Senior Vice President, Marketing and
DOB 2/4/56                         2002                 Products,Thrivent Financial for
                                                        Lutherans since 2002;Senior Vice
                                                        President, Products, American Express
                                                        Financial Advisors from 2000 to 2001;
                                                        Vice President, Variable Assets,
                                                        American Express Financial Advisors
                                                        from 1996 to 2000

James H. Abitz                     Vice President       Senior Vice President, Head of
DOB 5/27/45                        1999                 Investments, AAL/LB; Senior Vice
                                                        President, AAL Capital Management
                                                        Corporation

Charles D. Gariboldi               Treasurer            Head of Investment Accounting,
DOB  12/31/59                      1999                 AAL/LB; Vice President AAL Capital
                                                        Management Corporation

Brett L. Agnew                     Secretary            Attorney, AAL/LB; Assistant Secretary,
DOB 2/4/71                         2001                 AAL Capital Management Corporation
4321 N. Ballard Rd.
Appleton, WI  54919-0001

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